UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant:	Vanguard Fixed Income Securities Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2019—January 31, 2020

Item 1: Reports to Shareholders

Annual Report | January 31, 2020

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund Vanguard Short-Term Federal Fund Vanguard Intermediate-Term Treasury Fund Vanguard Long-Term Treasury Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	6
Short-Term Treasury Fund	8
Short-Term Federal Fund	25
Intermediate-Term Treasury Fund	45
Long-Term Treasury Fund	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•     For the 12 months ended January 31, 2020, the returns of the funds in this report ranged from 3.91% for Vanguard Short-Term Treasury Fund to 21.84% for Vanguard Long-Term Treasury Fund. (Returns cited are for Investor Shares.) Although Admiral Shares of the Long-Term Treasury Fund outperformed that fund’s index slightly, Investor Shares of each fund underperformed their benchmarks.

•    The Federal Reserve cut interest rates three times during the funds’ fiscal year. Its target rate now stands at 1.5%–1.75%, 75 basis points lower than it was at the beginning of the period. (A basis point is one-hundredth of a percentage point.) U.S. economic growth and labor market gains remained healthy, and inflation remained in check. In this environment, global bond yields generally fell and prices rose.

•    Relative performance was hindered primarily by the funds’ structurally shorter durations—that is, their lower levels of interest rate sensitivity—compared with their benchmarks. Out-of-benchmark allocations to agency mortgage-backed securities, on the other hand, helped the funds.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

Falling interest rates and tame inflation helped boost the returns of U.S. bonds for the 12 months ended January 31, 2020. The returns of the four funds in this report ranged from 3.91% for Vanguard Short-Term Treasury Fund to 21.84% for Vanguard Long-Term Treasury Fund. (The returns and yields cited in this report are for Investor Shares.) Our duration and yield curve positions held back relative performance, and Investor Shares of each fund underperformed their benchmarks. (Admiral Shares of the Long-Term Treasury Fund slightly outperformed that fund’s benchmark.)

Investment environment

The financial markets during the period were driven largely by shifts in the outlook for global growth and monetary policy.

Gross domestic product—the broadest measure of economic activity—expanded at an annual rate of about 3%, after adjusting for inflation, in the first quarter of 2019. Its pace of growth then slowed amid weaker business confidence, trade disputes, and fading effects of tax cuts. The unemployment rate edged downward to finish the period at a half-century low of 3.6%. Although the trend helped keep consumers spending, the pace of job gains slowed. Inflation remained tame. The annualized core consumer price index (which excludes the volatile food and energy segments) remained at or a little above 2%.

After raising rates four times in 2018, the Federal Reserve began to reverse gears in March with an announcement that it would end its balance-sheet drawdown. It then lowered the federal funds rate in August, September, and October. Those cuts, the first in more than a decade, were justified by policymakers as “insurance” meant to cushion the effects of trade policies and prolong an economic expansion in its 11th year.

Rate cuts and slowing growth contributed to declines in yields across the maturity spectrum. The Treasury yield curve was inverted for part of the period—that is, yields of shorter-term bonds were higher than those of longer-term bonds—but finished the year displaying a more typical upward slope.

Yields of U.S. Treasury Securities

	January 31,	January 31,
Maturity	2019	2020
2 years	2.46%	1.31%
3 years	2.43	1.33
5 years	2.44	1.31
10 years	2.63	1.51
30 years	3.00	2.00

Source: Vanguard.

3

Fed action pushed shorter-term Treasury yields significantly lower. The yield of the 2-year Treasury note fell 115 basis points over the period to 1.31%. (A basis point is one-hundredth of a percentage point. Changes in yields may reflect rounding.)

Demand for longer-term Treasury bonds was supported by escalating trade tensions, geopolitical flare-ups, and political uncertainties in Europe early in the period. While some of those concerns lessened later on, yields on these securities finished the period significantly lower. The yield of the 30-year Treasury note ended down 100 basis points at 2.00%.

Management of the funds

The funds’ relative performance was held back primarily by structurally shorter durations—that is, their levels of interest rate sensitivity—compared with their benchmarks. In general, bonds with shorter durations don’t perform as well on a relative basis when interest rates are falling.

Our yield curve positions also did not perform as expected because geopolitical uncertainties led to a flight to quality during the summer that caused the yield curve to invert.

In response to this challenging environment, we looked to boost returns by adding higher-yielding asset classes to our portfolios. Strong selection in mortgage-backed securities helped returns. So did our positions in agency debt, which we overweighted in Vanguard Short-Term Federal Fund, and an out-of-benchmark allocation in the three Treasury Funds.

Our Treasury Funds also benefited from exposure to Treasury Inflation-Protected Securities, particularly earlier in the period when valuations were more attractive. Those funds’ performance also was helped by tactical plays with cash and futures contracts.

These positions in higher-yielding instruments helped offset much of the drag from our duration and yield curve positions. As a result, the returns of Investor Shares of our funds narrowly trailed those of their benchmarks for the period.

Outlook

Global growth is likely to keep softening, with trade tensions and policy uncertainty unlikely to ease substantially. The U.S. economy may fall below 2% trend growth in 2020, according to Vanguard economists.

Other major economies are likely to see a deceleration as well in 2020. China, the world’s second-largest economy, may see growth of around 5.8%. The coronavirus outbreak will weigh on its economy in the near term, but we see the potential for a rebound in the second half of the year amid anticipated government stimulus. In the euro area, growth may stay weak, at about 1%.

4

This backdrop, along with modest wage gains and structural factors such as technology advancements and globalization, is unlikely to support a sustained rebound in inflation.

In the United States, inflation may trend closer to the Fed’s 2% target, but—given the structural forces still in play—not much higher.

We may see bouts of volatility related to growth, inflation, and interest rate expectations, but investors should look beyond short-term market movements and adhere to a long-term investment plan. Even in a low-yield bond environment, bonds can play a useful role as ballast in a portfolio, helping to provide downside protection alongside riskier assets such as equities.

Whatever the markets may bring, our experienced team of credit analysts, traders, quantitative analysts, and risk managers will continue to seek out opportunities to add to the fund’s performance.

John Hollyer, CFA, Principal and Global Head of Fixed Income Group

Gemma Wright-Casparius, Principal and Portfolio Manager

Brian Quigley, Portfolio Manager

Vanguard Fixed Income Group

February 19, 2020

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,016.68	$1.02
Admiral™ Shares	1,000.00	1,017.19	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,019.73	$1.02
Admiral Shares	1,000.00	1,020.24	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,034.01	$1.03
Admiral Shares	1,000.00	1,034.53	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,104.97	$1.06
Admiral Shares	1,000.00	1,105.52	0.53
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Investor Shares	3.91%	1.35%	1.26%	$11,330
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	4.85	1.65	1.71	11,851
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	4.01%	1.45%	1.36%	$57,228
Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index	4.85	1.65	1.71	59,254
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

8

Short-Term Treasury Fund

Sector Diversification

As of January 31, 2020

Asset-Backed	0.3%
Government Mortgage-Backed	19.2
Treasury/Agency	80.5

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage- backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

9

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (92.2%)
U.S. Government Securities (84.7%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/21	600,000	649,614
	United States Treasury Note/Bond	1.750%	12/31/20	350,000	350,658
	United States Treasury Note/Bond	2.500%	12/31/20	194,000	195,697
	United States Treasury Note/Bond	1.375%	1/31/21	110,000	109,862
1	United States Treasury Note/Bond	2.125%	1/31/21	254,000	255,509
	United States Treasury Note/Bond	2.500%	1/31/21	78,000	78,756
	United States Treasury Note/Bond	2.250%	2/15/21	245,000	246,877
	United States Treasury Note/Bond	3.625%	2/15/21	82,000	83,768
	United States Treasury Note/Bond	1.125%	2/28/21	360,000	358,592
	United States Treasury Note/Bond	2.000%	2/28/21	300,000	301,593
	United States Treasury Note/Bond	2.250%	3/31/21	156,000	157,390
	United States Treasury Note/Bond	2.375%	4/15/21	75,000	75,796
	United States Treasury Note/Bond	1.375%	4/30/21	135,000	134,853
	United States Treasury Note/Bond	2.250%	4/30/21	182,000	183,764
	United States Treasury Note/Bond	2.125%	5/31/21	93,000	93,843
	United States Treasury Note/Bond	1.625%	6/30/21	43,000	43,121
	United States Treasury Note/Bond	2.750%	9/15/21	3,600	3,678
	United States Treasury Note/Bond	1.125%	9/30/21	45,000	44,810
	United States Treasury Note/Bond	1.500%	9/30/21	180,000	180,338
	United States Treasury Note/Bond	2.125%	9/30/21	75,000	75,914
	United States Treasury Note/Bond	2.500%	2/15/22	75,000	76,734
	United States Treasury Note/Bond	1.750%	5/15/22	25,000	25,242
	United States Treasury Note/Bond	2.125%	5/15/22	138,000	140,458
	United States Treasury Note/Bond	1.750%	7/15/22	92,000	92,949
	United States Treasury Note/Bond	1.875%	7/31/22	120,000	121,631
	United States Treasury Note/Bond	1.875%	8/31/22	85,000	86,209
	United States Treasury Note/Bond	1.375%	10/15/22	235,000	235,367
	United States Treasury Note/Bond	1.875%	10/31/22	50,000	50,758
	United States Treasury Note/Bond	1.625%	11/15/22	170,000	171,435
	United States Treasury Note/Bond	2.000%	11/30/22	316,000	322,023
	United States Treasury Note/Bond	2.125%	12/31/22	140,000	143,259
	United States Treasury Note/Bond	1.750%	1/31/23	103,000	104,336
	United States Treasury Note/Bond	1.500%	2/28/23	17,000	17,101
	United States Treasury Note/Bond	1.625%	4/30/23	140,000	141,422
2	United States Treasury Note/Bond	2.750%	4/30/23	450,000	470,529
	United States Treasury Note/Bond	2.750%	5/31/23	116,000	121,420
	United States Treasury Note/Bond	1.375%	6/30/23	26,000	26,057
	United States Treasury Note/Bond	2.750%	7/31/23	133,300	139,840
	United States Treasury Note/Bond	2.750%	8/31/23	78,000	81,912
	United States Treasury Note/Bond	1.375%	9/30/23	75,000	75,199

10

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.875%	9/30/23	65,000	68,626
	United States Treasury Note/Bond	2.875%	10/31/23	22,000	23,251
	United States Treasury Note/Bond	2.125%	11/30/23	20,000	20,609
	United States Treasury Note/Bond	2.875%	11/30/23	130,000	137,556
	United States Treasury Note/Bond	2.625%	12/31/23	130,000	136,479
	United States Treasury Note/Bond	2.250%	1/31/24	98,000	101,568
	United States Treasury Note/Bond	2.500%	1/31/24	122,000	127,605
	United States Treasury Note/Bond	2.750%	2/15/24	45,000	47,538
[2]	United States Treasury Note/Bond	2.125%	3/31/24	51,000	52,658
	United States Treasury Note/Bond	2.000%	4/30/24	107,000	110,009
	United States Treasury Note/Bond	2.250%	4/30/24	122,000	126,690
	United States Treasury Note/Bond	2.500%	5/15/24	84,000	88,108
	United States Treasury Note/Bond	2.000%	5/31/24	50,000	51,422
	United States Treasury Note/Bond	1.500%	9/30/24	110,000	110,859
	United States Treasury Note/Bond	2.250%	11/15/24	66,000	68,825
					7,540,117
Agency Bonds and Notes (1.0%)
	Government Trust Certificate	0.000%	10/1/20	12,119	11,977
	Private Export Funding Corp.	2.250%	3/15/20	5,800	5,805
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	72,620	71,825
					89,607
Conventional Mortgage-Backed Securities (5.9%)
[3,4]	Fannie Mae Pool	3.000%	9/1/49–1/1/50	154,042	157,815
[3,4]	Fannie Mae Pool	3.500%	10/1/44–1/1/50	6,554	6,313
[3,4]	Fannie Mae Pool	4.500%	7/1/47–7/1/49	91,603	98,669
[3,4]	Freddie Mac Gold Pool	6.000%	10/1/27–4/1/28	51	58
[3]	Ginnie Mae II Pool	3.000%	9/20/49–2/1/50	10,613	10,721
[3]	Ginnie Mae II Pool	5.000%	3/20/49–3/1/50	141	211
[3,4]	UMBS Pool	3.500%	2/1/49–2/1/50	77,818	81,232
[3,4]	UMBS Pool	4.000%	2/1/47–2/1/50	141,651	148,238
[3,4]	UMBS Pool	4.500%	8/1/49	23,537	25,299
					528,556
Nonconventional Mortgage-Backed Securities (0.6%)
[3,4]	Fannie Mae REMICS	3.000%	9/25/44	3,695,656	3,787
[3,4]	Freddie Mac REMICS	2.500%	10/25/49	5,897,323	5,996
[3]	Ginnie Mae REMICS	2.000%	11/20/42	4,808	4,836
[3]	Ginnie Mae REMICS	2.500%	11/20/47	1,964	2,003
[3]	Ginnie Mae REMICS	3.000%	8/20/44	29,724	30,429
[3]	Ginnie Mae REMICS	4.000%	10/20/47	2,879	3,030
					50,081
Total U.S. Government and Agency Obligations (Cost $8,146,897)					8,208,361
Asset-Backed/Commercial Mortgage-Backed Securities (1.3%)
[3,4]	Fannie Mae-Aces 2012-124E	1.500%	11/25/42	2,236	2,175
[3,4]	Fannie Mae-Aces 2013-104A	3.000%	10/25/33	12,576	13,219
[3,4]	Fannie Mae-Aces 2013-20E	1.500%	3/25/43	2,597	2,525
[3,4]	Fannie Mae-Aces 2017-67D	3.000%	2/25/44	5,594	5,806
[3,4]	Fannie Mae-Aces 2018-91A	4.000%	12/25/46	15,149	16,016
[3,4]	Fannie Mae-Aces 2019-68G	2.500%	5/25/48	2,652,868	2,689
[3,4]	Fannie Mae-Aces 2019-83A	2.500%	12/25/49	2,464,947	2,493
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4122K	1.500%	10/15/42	1,638	1,593
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4194A	1.700%	4/15/43	2,355	2,336

11

Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,4	FHLMC Multifamily Structured Pass Through Certificates 4852D	4.000%	10/15/46	31,897	33,170
3,4	FHLMC Multifamily Structured Pass Through Certificates 4927F	2.250%	9/25/49	1,968	1,981
3,4	FHLMC Multifamily Structured Pass Through Certificates 4950A	2.500%	12/25/49	1,750	1,778
3	Small Business Administration Participation Certs 2002-20L	5.100%	12/1/22	398	411
3	Small Business Administration Participation Certs 2004-20G	5.190%	7/1/24	270	284
3	Small Business Administration Participation Certs 2005-20J	5.090%	10/1/25	871	908
3	Small Business Administration Participation Certs 2006-20D	5.640%	4/1/26	1,113	1,187
3	Small Business Administration Participation Certs 2006-20L	5.120%	12/1/26	1,843	1,954
3	Small Business Administration Participation Certs 2007-20D	5.320%	4/1/27	1,334	1,413
3	Small Business Administration Participation Certs 2007-20G	5.820%	7/1/27	963	1,049
3	Small Business Administration Participation Certs 2007-20I	5.560%	9/1/27	5,247	5,621
3	Small Business Administration Participation Certs 2009-20I	4.200%	9/1/29	2,329	2,454
3	Small Business Administration Participation Certs 2009-20J	3.920%	10/1/29	3,724	3,880
3	Small Business Administration Participation Certs 2009-20K	4.090%	11/1/29	1,833	1,920
3	Small Business Administration Participation Certs 2018-20C	5.230%	3/1/27	1,603	1,700
3	Small Business Administration Participation Certs 2018-20E	5.310%	5/1/27	2,645	2,817
3	Small Business Administration Participation Certs 2019-25L	5.520%	6/1/24	566	596
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $111,020)					111,975

Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[5] Vanguard Market Liquidity Fund (Cost $46,444)	1.730%	464,361	46,445

				Notional
Expiration			Exercise	Amount
Date		Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	537	$127.00	68,199	—
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,615	$130.00	209,950	177
Total Options Purchased (Cost $361)					177
Total Investments (94.0%) (Cost $8,304,722)					8,366,958

12

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-2.7%)
[3,4,6] Fannie Mae Pool	4.000%	12/1/46–3/1/50	(118,458)	(124,170)
[3,4,6] UMBS Pool	3.000%	2/1/49–2/1/50	(112,600)	(115,151)

Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $239,005)				(239,321)
Other Assets and Liabilities (8.7%)
Other Assets				1,425,305
Other Liabilities[7]				(654,579)
				770,726
Net Assets (100%)				8,898,363

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,320,336
Affiliated Issuers	46,445
Options Purchased	177
Total Investments in Securities	8,366,958
Investment in Vanguard	388
Receivables for Investment Securities Sold	1,358,430
Receivables for Accrued Income	36,142
Receivables for Capital Shares Issued	27,459
Variation Margin Receivable—Futures Contracts	2,259
Other Assets	627
Total Assets	9,792,263
Liabilities
Payables for Investment Securities Purchased	638,510
Payables for Capital Shares Redeemed	9,901
Payables for Distributions	2,537
Payables to Vanguard	1,959
Liability for Sale Commitments	239,321
Options Written, at Value[7]	853
Variation Margin Payable—Futures Contracts	819
Total Liabilities	893,900
Net Assets	8,898,363

13

Short-Term Treasury Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	8,927,425
Total Distributable Earnings (Loss)	(29,062)
Net Assets	8,898,363

Investor Shares—Net Assets
Applicable to 61,537,173 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	654,886
Net Asset Value Per Share—Investor Shares	$10.64

Admiral Shares—Net Assets
Applicable to 774,605,563 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,243,477
Net Asset Value Per Share—Admiral Shares	$10.64

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $4,719,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $2,719,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
7	Includes premiums received of $403,000.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

14

Short-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	114	$130.75	14,906	(134)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	537	131.00	70,347	(537)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	541	133.50	72,224	(85)
					(756)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	2,148	$129.00	277,092	(67)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	114	130.75	14,906	(30)
					(97)

Total Options Written (Premiums Received $403)					(853)

Futures Contracts
					($000)
					Value and
			Number of		Unrealized
			Long (Short)	Notional	Appreciation
	Expiration		Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2020		9,264	2,004,353	8,540
5-Year U.S. Treasury Note	March 2020		478	57,513	2
10-Year U.S. Treasury Note	March 2020		283	37,259	180
					8,722

Short Futures Contracts
30-Year U.S. Treasury Bond	March 2020		(463)	(75,715)	(2,988)
Ultra Long U.S. Treasury Bond	March 2020		(253)	(49,003)	(370)
Ultra 10-Year U.S. Treasury Note	March 2020		(190)	(27,675)	(701)
					(4,059)
					4,663

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	214,643
Total Income	214,643
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,173
Management and Administrative—Investor Shares	1,152
Management and Administrative—Admiral Shares	6,110
Marketing and Distribution—Investor Shares	99
Marketing and Distribution—Admiral Shares	514
Custodian Fees	40
Auditing Fees	37
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—Admiral Shares	106
Trustees’ Fees and Expenses	5
Total Expenses	9,257
Net Investment Income	205,386
Realized Net Gain (Loss)
Investment Securities Sold[1]	77,712
Futures Contracts	9,314
Options Purchased	(557)
Options Written	1,422
Realized Net Gain (Loss)	87,891
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	42,880
Futures Contracts	4,139
Options Purchased	(175)
Options Written	(404)
Change in Unrealized Appreciation (Depreciation)	46,440
Net Increase (Decrease) in Net Assets Resulting from Operations	339,717

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,741,000, ($4,000), and $9,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	205,386	171,682
Realized Net Gain (Loss)	87,891	(97,804)
Change in Unrealized Appreciation (Depreciation)	46,440	85,373
Net Increase (Decrease) in Net Assets Resulting from Operations	339,717	159,251
Distributions
Net Investment Income
Investor Shares	(15,949)	(14,540)
Admiral Shares	(189,824)	(157,171)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(205,773)	(171,711)
Capital Share Transactions
Investor Shares	(27,066)	(64,568)
Admiral Shares	735,111	352,852
Net Increase (Decrease) from Capital Share Transactions	708,045	288,284
Total Increase (Decrease)	841,989	275,824
Net Assets
Beginning of Period	8,056,374	7,780,550
End of Period	8,898,363	8,056,374

See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.65	$10.73	$10.75
Investment Operations
Net Investment Income	.245[1]	.227[1]	.127[1]	.094	.074
Net Realized and Unrealized Gain (Loss) on Investments	.160	(.009)	(.160)	(.048)	(.004)
Total from Investment Operations	.405	.218	(.033)	.046	.070
Distributions
Dividends from Net Investment Income	(.245)	(.228)	(.127)	(.094)	(.074)
Distributions from Realized Capital Gains	—	—	—	(.032)	(.016)
Total Distributions	(.245)	(.228)	(.127)	(.126)	(.090)
Net Asset Value, End of Period	$10.64	$10.48	$10.49	$10.65	$10.73

Total Return[2]	3.91%	2.11%	-0.31%	0.43%	0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$655	$671	$737	$900	$1,005
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.30%	2.18%	1.20%	0.87%	0.69%
Portfolio Turnover Rate[3]	340%	282%	280%	249%	211%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 5%, 37%, 7%, 3%, and 35% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.65	$10.73	$10.75
Investment Operations
Net Investment Income	.254[1]	.238[1]	.138[1]	.105	.085
Net Realized and Unrealized Gain (Loss) on Investments	.162	(.010)	(.160)	(.048)	(.004)
Total from Investment Operations	.416	.228	(.022)	.057	.081
Distributions
Dividends from Net Investment Income	(.256)	(.238)	(.138)	(.105)	(.085)
Distributions from Realized Capital Gains	—	—	—	(.032)	(.016)
Total Distributions	(.256)	(.238)	(.138)	(.137)	(.101)
Net Asset Value, End of Period	$10.64	$10.48	$10.49	$10.65	$10.73

Total Return[2]	4.01%	2.21%	-0.21%	0.53%	0.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,243	$7,385	$7,044	$6,805	$6,271
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.40%	2.28%	1.30%	0.97%	0.79%
Portfolio Turnover Rate[3]	340%	282%	280%	249%	211%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes 5%, 37%, 7%, 3%, and 35% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.       The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Short-Term Treasury Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 21% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

21

Short-Term Treasury Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.       In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

22

Short-Term Treasury Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $388,000, representing less than 0.01% of the fund’s net assets and 0.16% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.       Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,208,361	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	111,975	—
Temporary Cash Investments	46,445	—	—
Options Purchased	177	—	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(239,321)	—
Options Written	(853)	—	—
Futures Contracts—Assets[1]	2,259	—	—
Futures Contracts—Liabilities[1]	(819)	—	—
Total	47,209	8,081,015	—

1 Represents variation margin on the last day of the reporting period.

D.       Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the

23

Short-Term Treasury Fund

realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,550
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(88,155)
Net Unrealized Gains (Losses)	59,570

* The fund used capital loss carryforwards of $92,927,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	8,307,211
Gross Unrealized Appreciation	63,008
Gross Unrealized Depreciation	(3,438)
Net Unrealized Appreciation (Depreciation)	59,570

E.       During the year ended January 31, 2020, the fund purchased $26,005,884,000 of investment securities and sold $24,886,520,000 of investment securities, other than temporary cash investments.

F.       Capital share transactions for each class of shares were:

	Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	276,043	26,184	224,749	21,543
Issued in Lieu of Cash Distributions	13,877	1,313	12,859	1,232
Redeemed	(316,986)	(30,037)	(302,176)	(28,954)
Net Increase (Decrease)—Investor Shares	(27,066)	(2,540)	(64,568)	(6,179)
Admiral Shares
Issued	2,554,837	241,901	2,652,005	254,299
Issued in Lieu of Cash Distributions	150,526	14,242	126,894	12,159
Redeemed	(1,970,252)	(186,524)	(2,426,047)	(233,016)
Net Increase (Decrease)—Admiral Shares	735,111	69,619	352,852	33,442

G.       Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

24

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
Short-Term Federal Fund Investor Shares	4.46%	1.60%	1.59%	$11,710
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	4.83	1.66	1.70	11,837
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares	4.56%	1.70%	1.69%	$59,150
Bloomberg Barclays U.S. 1–5 Year Government Bond Index	4.83	1.66	1.70	59,186
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

25

Short-Term Federal Fund

Sector Diversification

As of January 31, 2020

Asset-Backed	4.9%
Government Mortgage-Backed	72.8
Treasury/Agency	21.7
Other	0.6

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

26

Short-Term Federal Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (60.8%)
U.S. Government Securities (8.2%)
1	United States Treasury Note/Bond	1.500%	1/31/22	155,000	155,484
	United States Treasury Note/Bond	2.250%	4/15/22	43,000	43,860
2	United States Treasury Note/Bond	1.750%	6/15/22	46,400	46,871
	United States Treasury Note/Bond	1.375%	10/15/22	69,300	69,408
	United States Treasury Note/Bond	1.625%	12/15/22	67,500	68,111
1	United States Treasury Note/Bond	1.750%	12/31/24	8,400	8,571
	United States Treasury Note/Bond	1.375%	1/31/25	18,100	18,148
					410,453
Agency Bonds and Notes (19.8%)
3	AID-Israel	0.000%	11/1/24	6,905	6,371
4	Fannie Mae Principal Strip	0.000%	1/15/30	5,100	4,196
4,5	Fannie Mae Strip 405-1	0.000%	10/25/40	6,325	5,712
	Federal Home Loan Banks	1.625%	12/20/21	180,000	180,866
	Federal Home Loan Banks	1.500%	8/15/24	55,700	55,993
	Federal Home Loan Banks	3.250%	11/16/28	21,500	24,246
4	Federal National Mortgage Assn.	1.625%	1/7/25	300,000	302,994
4	Freddie Mac Strips	0.000%	7/15/32	37,300	28,763
	Government Trust Certificate	0.000%	4/1/20	10,419	10,388
	Government Trust Certificate	0.000%	10/1/20	7,711	7,621
	Private Export Funding Corp.	2.250%	3/15/20	12,393	12,403
	Private Export Funding Corp.	4.300%	12/15/21	4,430	4,658
	Private Export Funding Corp.	3.550%	1/15/24	15,500	16,686
	Private Export Funding Corp.	2.450%	7/15/24	5,300	5,501
	Resolution Funding Corp.	0.000%	1/15/28	6,400	5,533
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	11,864	10,482
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	9,894	8,599
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	4,590	3,947
	Resolution Funding Corp. Principal Strip	0.000%	7/15/20	69,270	68,773
	Resolution Funding Corp. Principal Strip	0.000%	10/15/20	213,717	211,379
	Tennessee Valley Authority Principal Strip	0.000%	11/1/25	17,342	15,686
					990,797
Conventional Mortgage-Backed Securities (21.3%)
4,5	Fannie Mae Pool	2.000%	10/1/27–7/1/28	4,817	4,868
4,5	Fannie Mae Pool	2.500%	2/1/28–8/1/34	93,014	94,742
4,5	Fannie Mae Pool	3.000%	12/1/20–1/1/50	219,471	224,916
4,5	Fannie Mae Pool	4.000%	3/1/20–3/1/50	118,791	127,556
4,5	Fannie Mae Pool	4.500%	3/1/20–7/1/49	49,579	53,385
4,5	Fannie Mae Pool	5.000%	8/1/20–9/1/49	63,082	69,254

27

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
4,5	Fannie Mae Pool	5.500%	2/1/20–1/1/25	104	106
4,5	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	5,559	5,559
4,5	Freddie Mac Gold Pool	2.500%	6/1/22–10/1/31	16,453	16,792
4,5	Freddie Mac Gold Pool	3.000%	11/1/29–3/1/31	25,757	26,616
4,5	Freddie Mac Gold Pool	3.500%	3/1/21–8/1/29	9,863	10,332
4,5	Freddie Mac Gold Pool	4.000%	6/1/20–6/1/46	19,677	21,029
4,5	Freddie Mac Gold Pool	4.500%	8/1/20–9/1/26	3,043	3,149
4,5	Freddie Mac Gold Pool	5.000%	2/1/20–6/1/25	933	982
4,5	Freddie Mac Pool	3.000%	10/1/49	7,467	7,598
5	Ginnie Mae II Pool	3.000%	9/20/49–2/1/50	26,835	27,084
5	Ginnie Mae II Pool	5.000%	3/20/49–3/1/50	297	401
4,5	UMBS Pool	2.500%	9/1/34–2/1/35	78,879	80,274
4,5	UMBS Pool	3.500%	8/1/29–2/1/50	225,295	233,327
4,5	UMBS Pool	4.000%	2/1/47–2/1/50	39,091	40,980
4,5	UMBS Pool	4.500%	8/1/49	12,634	13,580
					1,062,530
Nonconventional Mortgage-Backed Securities (11.5%)
4,5	Fannie Mae REMICS	2.500%	6/25/40–9/25/45	12,465	12,701
4,5	Fannie Mae REMICS	3.000%	9/25/44–3/25/48	50,707	51,683
4,5	Fannie Mae REMICS	3.500%	10/25/44–10/25/48	34,621	35,727
4,5	Freddie Mac REMICS	2.500%	10/15/41–10/25/49	88,865	90,195
4,5	Freddie Mac REMICS	3.000%	11/25/47–10/25/48	20,828	21,366
4,5	Freddie Mac REMICS	3.500%	5/15/40	3,574	3,674
4,5	Freddie Mac REMICS	4.000%	8/15/48	20,286	21,192
4,5	Freddie Mac REMICS	6.500%	5/15/24	5,087	5,444
5	Ginnie Mae REMICS	1.500%	10/20/45–11/20/45	131,029	128,812
5	Ginnie Mae REMICS	1.993%	12/20/42	6,052	6,046
5	Ginnie Mae REMICS	2.000%	11/20/42	25,204	25,351
5	Ginnie Mae REMICS	2.500%	9/20/43–11/20/47	7,462	7,574
5	Ginnie Mae REMICS	3.000%	3/20/41–3/20/48	131,136	133,811
5	Ginnie Mae REMICS	3.500%	4/20/48–5/20/49	9,400	9,988
5	Ginnie Mae REMICS	4.000%	10/20/47–9/20/48	20,550	21,620
					575,184
Total U.S. Government and Agency Obligations (Cost $3,002,605)					3,038,964
Asset-Backed/Commercial Mortgage-Backed Securities (20.4%)
4,5	Fannie Mae-Aces 2011-48D	3.000%	9/25/49	9,163	9,514
4,5	Fannie Mae-Aces 2011-50F	3.000%	9/25/49	14,541	15,075
4,5	Fannie Mae-Aces 2011-77A	3.000%	4/25/44	36,131	36,859
4,5	Fannie Mae-Aces 2011-84A	5.250%	9/25/41	4,971	5,741
4,5	Fannie Mae-Aces 2011-90A	3.500%	12/25/45	3,834	4,015
4,5	Fannie Mae-Aces 2012-123F	1.500%	11/25/42	18,123	17,885
4,5	Fannie Mae-Aces 2012-124E	1.500%	11/25/42	3,064	2,981
4,5	Fannie Mae-Aces 2013-104A	3.000%	10/25/33	6,730	7,074
4,5	Fannie Mae-Aces 2013-111B	2.125%	10/25/42	8,410	8,398
4,5	Fannie Mae-Aces 2013-114D	2.250%	7/25/43	2,814	2,824
4,5	Fannie Mae-Aces 2013-115A	2.000%	11/25/43	8,335	8,315
4,5	Fannie Mae-Aces 2013-115B	2.100%	4/25/43	6,784	6,764
4,5	Fannie Mae-Aces 2013-115B	2.250%	10/25/43	11,962	12,010
4,5	Fannie Mae-Aces 2013-19A	3.500%	3/25/43	2,539	2,799
4,5	Fannie Mae-Aces 2013-20E	1.500%	3/25/43	3,617	3,517
4,5	Fannie Mae-Aces 2013-46B	1.700%	5/25/43	13,553	13,342

28

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
4,5	Fannie Mae-Aces 2013-46C	1.700%	5/25/43	6,876	6,765
4,5	Fannie Mae-Aces 2013-46D	1.500%	5/25/43	13,375	13,115
4,5	Fannie Mae-Aces 2013-49B	1.650%	12/25/42	20,592	20,410
4,5	Fannie Mae-Aces 2013-53G	1.500%	12/25/41	29,337	28,998
4,5	Fannie Mae-Aces 2013-57G	1.750%	6/25/41	11,700	11,629
4,5	Fannie Mae-Aces 2014-60E	2.000%	9/25/44	23,461	23,379
4,5	Fannie Mae-Aces 2014-86A	2.000%	12/25/44	9,532	9,481
4,5	Fannie Mae-Aces 2015-18E	1.750%	4/25/44	10,244	10,133
4,5	Fannie Mae-Aces 2015-19	2.000%	12/25/44	19,685	19,614
4,5	Fannie Mae-Aces 2015-73	1.600%	10/25/45	13,031	12,869
4,5	Fannie Mae-Aces 2016-60B	2.500%	9/25/46	3,547	3,608
4,5	Fannie Mae-Aces 2017-67D	3.000%	2/25/44	3,010	3,124
4,5	Fannie Mae-Aces 2017-74C	3.000%	8/25/46	12,142	12,572
4,5	Fannie Mae-Aces 2018-18D	3.500%	4/25/43	37,494	38,659
4,5	Fannie Mae-Aces 2018-49E	3.500%	7/25/48	2,280	2,399
4,5	Fannie Mae-Aces 2018-73E	4.000%	10/25/48	999	1,085
4,5	Fannie Mae-Aces 2018-76E	3.500%	7/25/43	16,633	17,203
4,5	Fannie Mae-Aces 2018-91A	4.000%	12/25/46	8,020	8,479
4,5	Fannie Mae-Aces 2019-68G	2.500%	5/25/48	14,123	14,180
4,5	Fannie Mae-Aces 2019-83A	2.500%	12/25/49	12,464	12,513
4,5	FHLMC Multifamily Structured Pass Through Certificates 4122C	1.500%	10/15/42	25,963	25,713
4,5	FHLMC Multifamily Structured Pass Through Certificates 4122H	1.500%	10/15/42	14,993	14,850
4,5	FHLMC Multifamily Structured Pass Through Certificates 4122K	1.500%	10/15/42	2,294	2,229
4,5	FHLMC Multifamily Structured Pass Through Certificates 4194A	1.700%	4/15/43	3,298	3,270
4,5	FHLMC Multifamily Structured Pass Through Certificates 4213D	1.750%	11/15/41	21,977	21,853
4,5	FHLMC Multifamily Structured Pass Through Certificates 4259B	2.250%	4/15/43	2,749	2,752
4,5	FHLMC Multifamily Structured Pass Through Certificates 4259B	2.250%	6/15/43	5,165	5,181
4,5	FHLMC Multifamily Structured Pass Through Certificates 4395E	2.500%	4/15/37	22,721	23,185
4,5	FHLMC Multifamily Structured Pass Through Certificates 4395E	1.750%	7/15/45	39,867	39,594
4,5	FHLMC Multifamily Structured Pass Through Certificates 4460A	1.750%	4/15/41	39,447	39,127
4,5	FHLMC Multifamily Structured Pass Through Certificates 4468F	1.600%	4/15/41	25,727	25,371
4,5	FHLMC Multifamily Structured Pass Through Certificates 4604E	2.750%	1/15/46	2,211	2,270
4,5	FHLMC Multifamily Structured Pass Through Certificates 4763C	4.000%	8/15/47	5,937	6,632
4,5	FHLMC Multifamily Structured Pass Through Certificates 4764B	3.000%	10/15/45	9,198	9,395
4,5	FHLMC Multifamily Structured Pass Through Certificates 4818J	4.000%	8/15/48	265	288
4,5	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	849	914
4,5	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	956	1,042

29

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates 4823E	4.000%	9/15/48	3,439	3,754
4,5	FHLMC Multifamily Structured Pass Through Certificates 4826A	4.000%	9/15/48	11,587	12,435
4,5	FHLMC Multifamily Structured Pass Through Certificates 4852D	4.000%	5/15/46	4,233	4,714
4,5	FHLMC Multifamily Structured Pass Through Certificates 4852D	4.000%	10/15/46	17,097	17,779
4,5	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	515	565
4,5	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	515	559
4,5	FHLMC Multifamily Structured Pass Through Certificates 4927F	2.250%	9/25/49	2,952	2,971
4,5	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.750%	10/25/49	3,420	3,536
4,5	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.500%	12/25/49	4,643	4,678
4,5	FHLMC Multifamily Structured Pass Through Certificates 4950A	2.500%	12/25/49	7,500	7,621
5	Small Business Administration Participation Certs 2002-20L	5.100%	12/1/22	245	254
5	Small Business Administration Participation Certs 2004-20G	5.190%	7/1/24	165	174
5	Small Business Administration Participation Certs 2005-20A	4.860%	1/1/25	171	180
5	Small Business Administration Participation Certs 2005-20B	4.625%	2/1/25	87	91
5	Small Business Administration Participation Certs 2005-20C	4.950%	3/1/25	62	65
5	Small Business Administration Participation Certs 2005-20G	4.750%	7/1/25	42	44
5	Small Business Administration Participation Certs 2005-20J	5.090%	10/1/25	537	560
5	Small Business Administration Participation Certs 2006-20D	5.640%	4/1/26	685	731
5	Small Business Administration Participation Certs 2006-20H	5.700%	8/1/26	961	1,040
5	Small Business Administration Participation Certs 2006-20J	5.370%	10/1/26	2,493	2,648
5	Small Business Administration Participation Certs 2006-20K	5.360%	11/1/26	4,029	4,289
5	Small Business Administration Participation Certs 2006-20L	5.120%	12/1/26	1,143	1,212
5	Small Business Administration Participation Certs 2007-20D	5.320%	4/1/27	830	879
5	Small Business Administration Participation Certs 2007-20G	5.820%	7/1/27	591	643
5	Small Business Administration Participation Certs 2007-20I	5.560%	9/1/27	3,234	3,465
5	Small Business Administration Participation Certs 2007-20L	5.290%	12/1/27	41	44
5	Small Business Administration Participation Certs 2008-20B	5.160%	2/1/28	110	118

30

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
5	Small Business Administration Participation Certs 2008-20C	5.490%	3/1/28	90	96
5	Small Business Administration Participation Certs 2008-20D	5.370%	4/1/28	226	243
5	Small Business Administration Participation Certs 2008-20F	5.680%	6/1/28	72	78
5	Small Business Administration Participation Certs 2008-20H	6.020%	8/1/28	71	78
5	Small Business Administration Participation Certs 2008-20J	5.630%	10/1/28	92	99
5	Small Business Administration Participation Certs 2009-20A	5.720%	1/1/29	55	60
5	Small Business Administration Participation Certs 2009-20D	4.310%	4/1/29	55	59
5	Small Business Administration Participation Certs 2009-20I	4.200%	9/1/29	1,272	1,341
5	Small Business Administration Participation Certs 2009-20J	3.920%	10/1/29	2,023	2,108
5	Small Business Administration Participation Certs 2009-20K	4.090%	11/1/29	987	1,034
5	Small Business Administration Participation Certs 2010-20H	3.520%	8/1/30	160	167
5	Small Business Administration Participation Certs 2011-20B	4.220%	2/1/31	343	366
5	Small Business Administration Participation Certs 2011-20H	3.290%	8/1/31	71	74
5	Small Business Administration Participation Certs 2012-20I	2.200%	9/1/32	52	53
5	Small Business Administration Participation Certs 2013-20G	3.150%	7/1/33	77	80
5	Small Business Administration Participation Certs 2013-20K	3.380%	11/1/33	92	96
5	Small Business Administration Participation Certs 2017-20	2.780%	12/1/37	2,355	2,457
5	Small Business Administration Participation Certs 2017-20	3.310%	4/1/38	28,136	29,971
5	Small Business Administration Participation Certs 2017-20	3.600%	6/1/38	14,790	16,010
5	Small Business Administration Participation Certs 2017-20	3.370%	1/1/39	8,982	9,621
5	Small Business Administration Participation Certs 2018-20	2.920%	1/1/38	11,893	12,474
5	Small Business Administration Participation Certs 2018-20	3.220%	2/1/38	19,306	20,516
5	Small Business Administration Participation Certs 2018-20C	5.230%	3/1/27	992	1,052
5	Small Business Administration Participation Certs 2018-20C	3.200%	3/1/38	39,902	42,584
5	Small Business Administration Participation Certs 2018-20E	5.310%	5/1/27	1,638	1,744
5	Small Business Administration Participation Certs 2018-20E	3.500%	5/1/38	8,169	8,821
5	Small Business Administration Participation Certs 2018-20J	3.770%	10/1/38	26,010	28,346

31

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
5	Small Business Administration Participation Certs 2018-20J	2.690%	7/1/44	10,832	11,266
5	Small Business Administration Participation Certs 2018-20K	3.870%	11/1/38	16,634	18,226
5	Small Business Administration Participation Certs 2018-20L	3.540%	12/1/38	20,901	22,582
5	Small Business Administration Participation Certs 2018-25F	3.670%	12/1/43	2,206	2,396
5	Small Business Administration Participation Certs 2019-20C	3.200%	3/1/39	8,806	9,347
5	Small Business Administration Participation Certs 2019-25E	3.070%	5/1/44	6,307	6,702
5	Small Business Administration Participation Certs 2019-25F	2.770%	6/1/44	10,062	10,513
5	Small Business Administration Participation Certs 2019-25H	2.310%	8/1/44	12,000	12,212
5	Small Business Administration Participation Certs 2019-25K	2.480%	11/1/44	8,700	8,919
5	Small Business Administration Participation Certs 2019-25L	5.520%	6/1/24	520	547
5	Small Business Administration Participation Certs 2019-25L	2.380%	12/1/44	6,900	7,036
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $990,036)					1,015,417

Shares
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
6	Vanguard Market Liquidity Fund (Cost $117,310)	1.730%	1,172,900	117,314

				Notional
Expiration			Exercise	Amount
Date		Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,000	$131.50	131,500	719
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,000	$128.75	128,750	31
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,000	129.75	129,750	78
					109
Total Options Purchased (Cost $506)					828
Total Investments (83.5%) (Cost $4,110,457)					4,172,523

32

Short-Term Federal Fund

			Maturity	Face Amount	Market Value•
		Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities-Liability for Sale Commitments (-2.4%)
4,5,7	Fannie Mae Pool	3.500%	8/1/20–1/1/50	(74,902)	(74,764)
4,5,7	UMBS Pool	3.000%	9/1/34–2/1/50	(42,139)	(42,634)
Total Conventional Mortgage-Backed Securities-Liability for Sale Commitments (Proceeds $117,793)					(117,398)
Other Assets and Liabilities (18.9%)
Other Assets					2,150,016
Other Liabilities[8]					(1,211,065)
					938,951
Net Assets (100%)					4,994,076

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	4,054,381
Affiliated Issuers	117,314
Options Purchased	828
Total Investments in Securities	4,172,523
Investment in Vanguard	216
Receivables for Investment Securities Sold	2,127,222
Receivables for Accrued Income	14,565
Receivables for Capital Shares Issued	5,685
Variation Margin Receivable—Futures Contracts	1,267
Other Assets	1,061
Total Assets	6,322,539
Liabilities
Payables for Investment Securities Purchased	1,202,840
Payables for Capital Shares Redeemed	3,699
Payables for Distributions	927
Payables to Vanguard	1,733
Liability for Sale Commitments	117,398
Options Written, at Value[8]	186
Variation Margin Payable—Futures Contracts	1,680
Total Liabilities	1,328,463
Net Assets	4,994,076

33

Short-Term Federal Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	5,000,012
Total Distributable Earnings (Loss)	(5,936)
Net Assets	4,994,076

Investor Shares — Net Assets
Applicable to 57,745,064 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	622,919
Net Asset Value Per Share—Investor Shares	$10.79

Admiral Shares—Net Assets
Applicable to 405,209,071 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,371,157
Net Asset Value Per Share—Admiral Shares	$10.79

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $2,916,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $4,142,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
8	Includes premiums received of $320,000.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

34

Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	64	$130.75	8,368	(75)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	2,000	$129.25	258,500	(94)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	64	130.75	8,368	(17)
					(111)

Total Options Written (Premiums Received $320)					(186)

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2020	3,663	792,524	2,621
5-Year U.S. Treasury Note	March 2020	2,239	269,397	2,273
				4,894

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2020	(2,172)	(316,365)	(7,135)
10-Year U.S. Treasury Note	March 2020	(1,470)	(193,535)	(2,568)
30-Year U.S. Treasury Bond	March 2020	(159)	(26,001)	(717)
Ultra Long U.S. Treasury Bond	March 2020	(36)	(6,973)	(213)
				(10,633)
				(5,739)

See accompanying Notes, which are an integral part of the Financial Statements.

35

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	117,803
Total Income	117,803
Expenses
The Vanguard Group—Note B
Investment Advisory Services	646
Management and Administrative—Investor Shares	1,008
Management and Administrative—Admiral Shares	3,157
Marketing and Distribution—Investor Shares	79
Marketing and Distribution—Admiral Shares	269
Custodian Fees	23
Auditing Fees	38
Shareholders’ Reports—Investor Shares	20
Shareholders’ Reports—Admiral Shares	63
Trustees’ Fees and Expenses	2
Total Expenses	5,305
Net Investment Income	112,498
Realized Net Gain (Loss)
Investment Securities Sold[1]	33,278
Futures Contracts	(6,614)
Options Purchased	(253)
Options Written	1,303
Realized Net Gain (Loss)	27,714
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	74,700
Futures Contracts	(5,199)
Options Purchased	327
Options Written	161
Change in Unrealized Appreciation (Depreciation)	69,989
Net Increase (Decrease) in Net Assets Resulting from Operations	210,201

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,837,000, ($40,000), and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,498	99,235
Realized Net Gain (Loss)	27,714	(55,447)
Change in Unrealized Appreciation (Depreciation)	69,989	57,336
Net Increase (Decrease) in Net Assets Resulting from Operations	210,201	101,124
Distributions
Net Investment Income
Investor Shares	(13,781)	(13,574)
Admiral Shares	(98,841)	(85,703)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(112,622)	(99,277)
Capital Share Transactions
Investor Shares	(11,719)	(97,313)
Admiral Shares	323,046	(277,358)
Net Increase (Decrease) from Capital Share Transactions	311,327	(374,671)
Total Increase (Decrease)	408,906	(372,824)
Net Assets
Beginning of Period	4,585,170	4,957,994
End of Period	4,994,076	4,585,170

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.57	$10.55	$10.70	$10.79	$10.82
Investment Operations
Net Investment Income	.246[1]	.208[1]	.142[1]	.116	.095
Net Realized and Unrealized Gain (Loss) on Investments	.221	.021	(.144)	(.063)	.005
Total from Investment Operations	.467	.229	(.002)	.053	.100
Distributions
Dividends from Net Investment Income	(.247)	(.209)	(.142)	(.116)	(.095)
Distributions from Realized Capital Gains	—	—	(.006)	(.027)	(.035)
Total Distributions	(.247)	(.209)	(.148)	(.143)	(.130)
Net Asset Value, End of Period	$10.79	$10.57	$10.55	$10.70	$10.79

Total Return[2]	4.46%	2.20%	-0.02%	0.49%	0.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$623	$622	$719	$827	$817
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.98%	1.33%	1.07%	0.88%
Portfolio Turnover Rate[3]	499%	327%	211%	304%	314%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 32%, 90%, 30%, 38%, and 75% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.57	$10.55	$10.70	$10.79	$10.82
Investment Operations
Net Investment Income	.257[1]	.219[1]	.153[1]	.127	.105
Net Realized and Unrealized Gain (Loss) on Investments	.220	.020	(.144)	(.063)	.005
Total from Investment Operations	.477	.239	.009	.064	.110
Distributions
Dividends from Net Investment Income	(.257)	(.219)	(.153)	(.127)	(.105)
Distributions from Realized Capital Gains	—	—	(.006)	(.027)	(.035)
Total Distributions	(.257)	(.219)	(.159)	(.154)	(.140)
Net Asset Value, End of Period	$10.79	$10.57	$10.55	$10.70	$10.79

Total Return[2]	4.56%	2.30%	0.08%	0.59%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,371	$3,963	$4,239	$4,819	$4,342
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.40%	2.08%	1.43%	1.17%	0.98%
Portfolio Turnover Rate[3]	499%	327%	211%	304%	314%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 32%, 90%, 30%, 38%, and 75% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

40

Short-Term Federal Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 19% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these

41

Short-Term Federal Fund

transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

42

Short-Term Federal Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $216,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,038,964	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,015,417	—
Temporary Cash Investments	117,314	—	—
Options Purchased	828	—	—
Conventional Mortgage-Backed Securities–Liability for Sale Commitments	—	(117,398)	—
Options Written	(186)	—	—
Futures Contracts—Assets[1]	1,267	—	—
Futures Contracts—Liabilities[1]	(1,680)	—	—
Total	117,543	3,936,983	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the

43

Short-Term Federal Fund

realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	1,671
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(66,304)
Net Unrealized Gains (Losses)	61,084

*	The fund used capital loss carryforwards of $23,836,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	4,111,006
Gross Unrealized Appreciation	66,551
Gross Unrealized Depreciation	(5,467)
Net Unrealized Appreciation (Depreciation)	61,084

E.  During the year ended January 31, 2020, the fund purchased $18,533,028,000 of investment securities and sold $18,506,929,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	210,669	19,720	152,102	14,484
Issued in Lieu of Cash Distributions	12,178	1,138	12,316	1,172
Redeemed	(234,566)	(22,019)	(261,731)	(24,884)
Net Increase (Decrease)—Investor Shares	(11,719)	(1,161)	(97,313)	(9,228)
Admiral Shares
Issued	1,620,521	151,597	1,380,847	131,440
Issued in Lieu of Cash Distributions	86,596	8,093	75,143	7,150
Redeemed	(1,384,071)	(129,514)	(1,733,348)	(165,176)
Net Increase (Decrease)—Admiral Shares	323,046	30,176	(277,358)	(26,586)

G.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

44

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Investor Shares	7.98%	2.19%	3.22%	$13,732
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	9.59	2.62	4.06	14,889
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral Shares	8.09%	2.29%	3.33%	$69,362
Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index	9.59	2.62	4.06	74,443
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

45

Intermediate-Term Treasury Fund

Sector Diversification

As of January 31, 2020

Asset-Backed	5.3%
Government Mortgage-Backed	11.0
Treasury/Agency	83.7

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

46

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (90.4%)
U.S. Government Securities (84.7%)
	United States Treasury Note/Bond	2.750%	4/30/23	24,200	25,304
	United States Treasury Note/Bond	1.750%	5/15/23	56,000	56,787
	United States Treasury Note/Bond	2.750%	5/31/23	128,000	133,980
	United States Treasury Note/Bond	2.750%	7/31/23	9,100	9,546
	United States Treasury Note/Bond	2.750%	8/31/23	72,000	75,612
	United States Treasury Note/Bond	2.875%	9/30/23	110,000	116,136
1	United States Treasury Note/Bond	2.875%	10/31/23	228,000	240,969
	United States Treasury Note/Bond	2.750%	11/15/23	50,000	52,648
	United States Treasury Note/Bond	2.875%	11/30/23	97,300	102,955
	United States Treasury Note/Bond	2.250%	12/31/23	53,000	54,896
	United States Treasury Note/Bond	2.625%	12/31/23	82,000	86,087
	United States Treasury Note/Bond	2.250%	1/31/24	133,000	137,843
	United States Treasury Note/Bond	2.500%	1/31/24	81,800	85,558
	United States Treasury Note/Bond	2.750%	2/15/24	81,000	85,569
	United States Treasury Note/Bond	2.125%	2/29/24	87,000	89,787
	United States Treasury Note/Bond	2.375%	2/29/24	49,000	51,052
	United States Treasury Note/Bond	2.000%	4/30/24	37,000	38,040
	United States Treasury Note/Bond	2.500%	5/15/24	108,000	113,282
	United States Treasury Note/Bond	2.000%	5/31/24	51,500	52,965
	United States Treasury Note/Bond	1.750%	6/30/24	118,600	120,768
	United States Treasury Note/Bond	2.000%	6/30/24	30,000	30,872
	United States Treasury Note/Bond	1.875%	8/31/24	60,000	61,463
	United States Treasury Note/Bond	1.375%	1/31/25	20,700	20,755
	United States Treasury Note/Bond	2.500%	1/31/25	48,000	50,708
	United States Treasury Note/Bond	2.125%	5/15/25	91,800	95,444
	United States Treasury Note/Bond	2.875%	5/31/25	129,300	139,422
	United States Treasury Note/Bond	2.750%	6/30/25	89,000	95,467
	United States Treasury Note/Bond	2.875%	7/31/25	45,300	48,924
	United States Treasury Note/Bond	2.000%	8/15/25	139,250	143,993
	United States Treasury Note/Bond	3.000%	9/30/25	145,900	158,825
	United States Treasury Note/Bond	3.000%	10/31/25	83,000	90,431
	United States Treasury Note/Bond	2.250%	11/15/25	169,500	177,711
	United States Treasury Note/Bond	2.875%	11/30/25	73,000	79,114
	United States Treasury Note/Bond	2.625%	12/31/25	94,000	100,624
	United States Treasury Note/Bond	2.625%	1/31/26	89,000	95,314
	United States Treasury Note/Bond	1.625%	2/15/26	82,884	84,010
	United States Treasury Note/Bond	6.000%	2/15/26	17,000	21,558
	United States Treasury Note/Bond	2.500%	2/28/26	85,000	90,485

47

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.250%	3/31/26	163,700	171,986
	United States Treasury Note/Bond	2.375%	4/30/26	47,400	50,170
	United States Treasury Note/Bond	1.625%	5/15/26	183,000	185,487
	United States Treasury Note/Bond	2.125%	5/31/26	155,300	162,119
	United States Treasury Note/Bond	1.875%	6/30/26	50,000	51,437
	United States Treasury Note/Bond	1.500%	8/15/26	203,000	204,141
	United States Treasury Note/Bond	1.375%	8/31/26	33,000	32,928
	United States Treasury Note/Bond	1.625%	10/31/26	102,000	103,355
	United States Treasury Note/Bond	6.500%	11/15/26	5,000	6,655
	United States Treasury Note/Bond	1.625%	11/30/26	82,000	83,089
	United States Treasury Note/Bond	1.750%	12/31/26	73,000	74,574
	United States Treasury Note/Bond	6.625%	2/15/27	7,000	9,454
2	United States Treasury Note/Bond	6.125%	11/15/27	14,000	18,856
	United States Treasury Note/Bond	2.750%	2/15/28	75,000	82,359
	United States Treasury Note/Bond	2.875%	8/15/28	135,500	150,680
	United States Treasury Note/Bond	5.500%	8/15/28	10,000	13,236
1	United States Treasury Note/Bond	3.125%	11/15/28	263,500	299,030
	United States Treasury Note/Bond	5.250%	11/15/28	19,500	25,582
	United States Treasury Note/Bond	2.625%	2/15/29	107,000	117,231
	United States Treasury Note/Bond	5.250%	2/15/29	10,000	13,183
	United States Treasury Note/Bond	2.375%	5/15/29	149,000	160,291
	United States Treasury Note/Bond	1.625%	8/15/29	55,000	55,584
	United States Treasury Note/Bond	1.750%	11/15/29	8,000	8,174
					5,394,505
Agency Bonds and Notes (2.0%)
3	AID-Israel	0.000%	11/1/24	50,000	46,134
3	AID-Israel	0.000%	8/15/25	15,929	14,462
	Private Export Funding Corp.	4.300%	12/15/21	4,150	4,364
	Private Export Funding Corp.	3.550%	1/15/24	18,500	19,915
	Private Export Funding Corp.	2.450%	7/15/24	6,085	6,316
	Resolution Funding Corp.	0.000%	1/15/28	7,800	6,743
	Resolution Funding Corp. Interest Strip	0.000%	1/15/27	14,588	12,888
	Resolution Funding Corp. Interest Strip	0.000%	10/15/27	12,004	10,433
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	5,560	4,781
					126,036
Conventional Mortgage-Backed Securities (2.8%)
4,5	Fannie Mae Pool	3.000%	9/1/49–1/1/50	105,977	108,604
4,5	Fannie Mae Pool	4.000%	1/1/49–3/1/50	36,767	38,098
4	Ginnie Mae II Pool	3.000%	9/20/49–2/1/50	5,656	5,723
4	Ginnie Mae II Pool	4.500%	2/1/50	—	—
4	Ginnie Mae II Pool	5.000%	3/20/49–3/1/50	469	571
4,5	UMBS Pool	3.500%	4/1/49–2/1/50	23,237	24,020
					177,016
Nonconventional Mortgage-Backed Securities (0.9%)
4,5	Fannie Mae REMICS	1.750%	3/25/46	12,292	12,170
4,5	Fannie Mae REMICS	2.500%	9/25/49–12/25/49	21,868	22,449
4,5	Freddie Mac REMICS	4.000%	5/15/48–7/15/48	14,677	15,940
4	Ginnie Mae REMICS	3.000%	11/20/45–8/20/46	2,126	2,260
4	Ginnie Mae REMICS	3.500%	6/20/48–5/20/49	4,550	4,884
					57,703
Total U.S. Government and Agency Obligations (Cost $5,561,112)					5,755,260

48

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (5.8%)

[4,5]	Fannie Mae-Aces 2013-19A	3.500%	3/25/43	2,159	2,380
[4,5]	Fannie Mae-Aces 2016-53KA	1.850%	8/25/46	5,646	5,612
[4,5]	Fannie Mae-Aces 2018-49E	3.500%	7/25/48	528	556
[4,5]	Fannie Mae-Aces 2018-73E	4.000%	10/25/48	841	914
[4,5]	Federal Home Loan Mortgage Corp 2017-357A	2.500%	9/15/47	9,004	9,196
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4818J	4.000%	8/15/48	212	230
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	796	869
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	690	743
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4823E	4.000%	9/15/48	2,910	3,177
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4826A	4.000%	9/15/48	741	795
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	515	559
[4,5]	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	515	565
[4]	Small Business Administration Participation Certs 2017-20	2.780%	12/1/37	2,879	3,003
[4]	Small Business Administration Participation Certs 2017-20	3.310%	4/1/38	34,788	37,056
[4]	Small Business Administration Participation Certs 2017-20	3.600%	6/1/38	17,564	19,012
[4]	Small Business Administration Participation Certs 2017-20	3.370%	1/1/39	11,181	11,977
[4]	Small Business Administration Participation Certs 2018-20	2.920%	1/1/38	14,733	15,452
[4]	Small Business Administration Participation Certs 2018-20	3.220%	2/1/38	23,907	25,405
[4]	Small Business Administration Participation Certs 2018-20C	3.200%	3/1/38	49,720	53,062
[4]	Small Business Administration Participation Certs 2018-20E	3.500%	5/1/38	9,985	10,782
[4]	Small Business Administration Participation Certs 2018-20J	3.770%	10/1/38	30,645	33,397
[4]	Small Business Administration Participation Certs 2018-20J	2.690%	7/1/44	13,786	14,339
[4]	Small Business Administration Participation Certs 2018-20k	3.870%	11/1/38	21,154	23,177
[4]	Small Business Administration Participation Certs 2018-20L	3.540%	12/1/38	26,792	28,946
[4]	Small Business Administration Participation Certs 2018-25F	3.670%	12/1/43	2,590	2,812
[4]	Small Business Administration Participation Certs 2019-20C	3.200%	3/1/39	10,861	11,528
[4]	Small Business Administration Participation Certs 2019-25E	3.070%	5/1/44	8,102	8,610
[4]	Small Business Administration Participation Certs 2019-25F	2.770%	6/1/44	13,159	13,748

49

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)

[4]	Small Business Administration Participation Certs 2019-25H	2.310%	8/1/44	15,000	15,264
[4]	Small Business Administration Participation Certs 2019-25K	2.480%	11/1/44	10,300	10,560
[4]	Small Business Administration Participation Certs 2019-25L	2.380%	12/1/44	8,100	8,259
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $350,486)					371,985

Shares
Temporary Cash Investment (0.7%)

Money Market Fund (0.7%)
[6] Vanguard Market Liquidity Fund (Cost $44,321)	1.730%	443,150	44,324

					Notional
		Expiration		Exercise	Amount
		Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
	10-Year U.S. Treasury Note Futures Contracts	2/21/20	375	$127.00	47,625	—
	10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,136	$130.00	147,680	124
Total Options Purchased (Cost $254)						124
Total Investments (96.9%) (Cost $5,956,173)						6,171,693
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.6%)

[4,5]	Fannie Mae Pool		3.500%	1/1/49–1/1/50	(13,957)	(14,572)
[4,5]	UMBS Pool		3.000%	2/1/49–2/1/50	(63,900)	(65,348)
[4,5]	UMBS Pool		4.000%	3/1/49–2/1/50	(19,903)	(20,771)

Total Conventional Mortgage-Backed Securities – Liability for Sale Commitments (Proceeds $100,335)						(100,691)
Other Assets and Liabilities (4.7%)
Other Assets						673,061
Other Liabilities[7]						(375,910)
						297,151
Net Assets (100%)						6,368,153

50

Intermediate-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	6,127,245
Affiliated Issuers	44,324
Options Purchased	124
Total Investments in Securities	6,171,693
Investment in Vanguard	271
Receivables for Investment Securities Sold	625,787
Receivables for Accrued Income	36,550
Receivables for Capital Shares Issued	8,578
Variation Margin Receivable—Futures Contracts	1,737
Other Assets	138

Total Assets	6,844,754
Liabilities
Payables for Investment Securities Purchased	367,295
Liability for Sale Commitments	100,691
Payables for Capital Shares Redeemed	3,364
Payables for Distributions	1,582
Payables to Vanguard	1,983
Options Written, at Value[7]	598
Variation Margin Payable—Futures Contracts	1,088

Total Liabilities	476,601
Net Assets	6,368,153

At January 31, 2020, net assets consisted of:
Amount
($000)

Paid-in Capital	6,246,164
Total Distributable Earnings (Loss)	121,989

Net Assets	6,368,153

Investor Shares—Net Assets
Applicable to 79,225,217 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	916,630
Net Asset Value Per Share—Investor Shares	$11.57

51

Intermediate-Term Treasury Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 471,182,910 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,451,523
Net Asset Value Per Share—Admiral Shares	$11.57

• See Note A in Notes to Financial Statements.

1 Securities with a value of $817,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

2 Securities with a value of $2,734,000 have been segregated as initial margin for open futures contracts.

3 U.S. government-guaranteed.

4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 Includes premiums received of $284,000.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

52

Intermediate-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	81	$130.75	10,591	(95)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	375	131.00	49,125	(375)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	376	133.50	50,196	(59)
					(529)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,520	$129.00	196,080	(47)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	81	130.75	10,591	(22)
					(69)

Total Options Written (Premiums Received $284)					(598)

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short )		Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation )
Long Futures Contracts
5-Year U.S. Treasury Note	March 2020	6,630		797,724	3,391
Ultra 10-Year U.S. Treasury Note	March 2020	187		27,238	806
2-Year U.S. Treasury Note	March 2020	50		10,818	45
					4,242

Short Futures Contracts
10-Year U.S. Treasury Note	March 2020	(1,746)		(229,872)	(4,007)
30-Year U.S. Treasury Bond	March 2020	(324)		(52,984)	(2,091)
Ultra Long U.S. Treasury Bond	March 2020	(179)		(34,670)	(261)
					(6,359)
					(2,117)

See accompanying Notes, which are an integral part of the Financial Statements.

53

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	148,841
Total Income	148,841
Expenses
The Vanguard Group—Note B
Investment Advisory Services	825
Management and Administrative—Investor Shares	1,472
Management and Administrative—Admiral Shares	4,017
Marketing and Distribution—Investor Shares	103
Marketing and Distribution—Admiral Shares	335
Custodian Fees	29
Auditing Fees	38
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	44
Trustees’ Fees and Expenses	3
Total Expenses	6,896
Net Investment Income	141,945
Realized Net Gain (Loss)
Investment Securities Sold[1]	171,180
Futures Contracts	(3,245)
Options Purchased	(392)
Options Written	1,028
Realized Net Gain (Loss)	168,571
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	158,292
Futures Contracts	(1,165)
Options Purchased	(123)
Options Written	(281)
Change in Unrealized Appreciation (Depreciation)	156,723
Net Increase (Decrease) in Net Assets Resulting from Operations	467,239

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,097,000, ($14,000), and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,945	147,133
Realized Net Gain (Loss)	168,571	(157,952)
Change in Unrealized Appreciation (Depreciation)	156,723	195,785
Net Increase (Decrease) in Net Assets Resulting from Operations	467,239	184,966
Distributions
Net Investment Income
Investor Shares	(19,628)	(21,125)
Admiral Shares	(122,275)	(126,005)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(141,903)	(147,130)
Capital Share Transactions
Investor Shares	33,277	(134,125)
Admiral Shares	196,463	(158,042)
Net Increase (Decrease) from Capital Share Transactions	229,740	(292,167)
Total Increase (Decrease)	555,076	(254,331)
Net Assets
Beginning of Period	5,813,077	6,067,408
End of Period	6,368,153	5,813,077

See accompanying Notes, which are an integral part of the Financial Statements.

55

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.96	$10.88	$11.11	$11.51	$11.66
Investment Operations
Net Investment Income	.255[1]	.260[1]	.1981	.177	.188
Net Realized and Unrealized Gain (Loss) on Investments	.611	.081	(.230)	(.271)	(.057)
Total from Investment Operations	.866	.341	(.032)	(.094)	.131
Distributions
Dividends from Net Investment Income	(.256)	(.261)	(.198)	(.177)	(.188)
Distributions from Realized Capital Gains	—	—	—	(.129)	(.093)
Total Distributions	(.256)	(.261)	(.198)	(.306)	(.281)
Net Asset Value, End of Period	$11.57	$10.96	$10.88	$11.11	$11.51

Total Return[2]	7.98%	3.20%	-0.31%	-0.84%	1.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$917	$837	$967	$1,185	$1,326
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.42%	1.78%	1.53%	1.64%
Portfolio Turnover Rate[3]	214%	231%	181%	152%	142%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 5%, 35%, 6%, 3%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.96	$10.88	$11.11	$11.51	$11.66
Investment Operations
Net Investment Income	.267[1]	.272[1]	.210[1]	.188	.199
Net Realized and Unrealized Gain (Loss) on Investments	.610	.080	(.230)	(.271)	(.057)
Total from Investment Operations	.877	.352	(.020)	(.083)	.142
Distributions
Dividends from Net Investment Income	(.267)	(.272)	(.210)	(.188)	(.199)
Distributions from Realized Capital Gains	—	—	—	(.129)	(.093)
Total Distributions	(.267)	(.272)	(.210)	(.317)	(.292)
Net Asset Value, End of Period	$11.57	$10.96	$10.88	$11.11	$11.51

Total Return[2]	8.09%	3.30%	-0.21%	-0.74%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,452	$4,976	$5,100	$5,190	$4,849
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.37%	2.52%	1.88%	1.63%	1.74%
Portfolio Turnover Rate[3]	214%	231%	181%	152%	142%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 5%, 35%, 6%, 3%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

58

Intermediate-Term Treasury Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 11% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

59

Intermediate-Term Treasury Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

60

Intermediate-Term Treasury Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $271,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,755,260	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	371,985	—
Temporary Cash Investments	44,324	—	—
Options Purchased	124	—	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(100,691)	—
Options Written	(598)	—	—
Futures Contracts—Assets[1]	1,737	—	—
Futures Contracts—Liabilities[1]	(1,088)	—	—
Total	44,499	6,026,554	—

1 Represents variation margin on the last day of the reporting period.

D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the

61

Intermediate-Term Treasury Fund

realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,296
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(89,173)
Net Unrealized Gains (Losses)	211,080

* The fund used capital loss carryforwards of $168,829,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,960,133
Gross Unrealized Appreciation	212,733
Gross Unrealized Depreciation	(1,653)
Net Unrealized Appreciation (Depreciation)	211,080

E.  During the year ended January 31, 2020, the fund purchased $12,616,283,000 of investment securities and sold $12,832,621,000 of investment securities, other than temporary cash investments.

F.  Capital share transactions for each class of shares were:

	Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	232,837	20,585	187,620	17,368
Issued in Lieu of Cash Distributions	17,969	1,591	19,184	1,777
Redeemed	(217,529)	(19,329)	(340,929)	(31,640)
Net Increase (Decrease)—Investor Shares	33,277	2,847	(134,125)	(12,495)
Admiral Shares
Issued	1,426,848	126,322	1,151,931	106,887
Issued in Lieu of Cash Distributions	102,003	9,033	105,249	9,749
Redeemed	(1,332,388)	(118,220)	(1,415,222)	(131,219)
Net Increase (Decrease)—Admiral Shares	196,463	17,135	(158,042)	(14,583)

G.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

62

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Investor Shares	21.84%	3.59%	7.23%	$20,097
Bloomberg Barclays U.S. Long Treasury Bond Index	21.87	3.80	7.44	20,499
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares	21.96%	3.69%	7.34%	$101,508
Bloomberg Barclays U.S. Long Treasury Bond Index	21.87	3.80	7.44	102,494
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

63

Long-Term Treasury Fund

Sector Diversification

As of January 31, 2020

Government Mortgage-Backed	10.9%
Treasury/Agency	89.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

64

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (95.7%)
U.S. Government Securities (89.0%)
	United States Treasury Note/Bond	4.375%	2/15/38	2,122	2,982
	United States Treasury Note/Bond	4.500%	8/15/39	20,467	29,494
	United States Treasury Note/Bond	4.625%	2/15/40	36,700	53,869
	United States Treasury Note/Bond	4.375%	5/15/40	57,111	81,454
	United States Treasury Note/Bond	3.875%	8/15/40	27,191	36,478
	United States Treasury Note/Bond	4.250%	11/15/40	62,748	88,299
	United States Treasury Note/Bond	4.750%	2/15/41	51,417	77,062
	United States Treasury Note/Bond	4.375%	5/15/41	39,963	57,284
	United States Treasury Note/Bond	3.750%	8/15/41	48,771	64,529
	United States Treasury Note/Bond	3.125%	11/15/41	26,608	32,246
	United States Treasury Note/Bond	3.125%	2/15/42	17,290	20,963
	United States Treasury Note/Bond	3.000%	5/15/42	10,149	12,067
	United States Treasury Note/Bond	2.750%	8/15/42	24,898	28,446
	United States Treasury Note/Bond	2.750%	11/15/42	67,652	77,272
	United States Treasury Note/Bond	3.125%	2/15/43	69,711	84,426
	United States Treasury Note/Bond	2.875%	5/15/43	98,046	114,254
	United States Treasury Note/Bond	3.625%	8/15/43	91,164	119,283
	United States Treasury Note/Bond	3.750%	11/15/43	111,157	148,307
	United States Treasury Note/Bond	3.625%	2/15/44	108,048	141,695
	United States Treasury Note/Bond	3.375%	5/15/44	58,925	74,503
	United States Treasury Note/Bond	3.125%	8/15/44	102,849	125,106
	United States Treasury Note/Bond	3.000%	11/15/44	77,901	92,934
	United States Treasury Note/Bond	2.500%	2/15/45	8,000	8,759
	United States Treasury Note/Bond	3.000%	5/15/45	111,005	132,720
	United States Treasury Note/Bond	2.875%	8/15/45	100,839	118,171
	United States Treasury Note/Bond	3.000%	11/15/45	77,619	93,058
	United States Treasury Note/Bond	2.500%	2/15/46	68,795	75,524
	United States Treasury Note/Bond	2.500%	5/15/46	82,510	90,658
	United States Treasury Note/Bond	2.250%	8/15/46	75,940	79,560
	United States Treasury Note/Bond	2.875%	11/15/46	66,969	79,012
	United States Treasury Note/Bond	3.000%	2/15/47	106,998	129,351
	United States Treasury Note/Bond	3.000%	5/15/47	54,137	65,472
[1]	United States Treasury Note/Bond	2.750%	8/15/47	84,117	97,339
	United States Treasury Note/Bond	2.750%	11/15/47	88,490	102,482
	United States Treasury Note/Bond	3.000%	2/15/48	91,304	110,763
	United States Treasury Note/Bond	3.125%	5/15/48	74,462	92,507
	United States Treasury Note/Bond	3.000%	8/15/48	91,833	111,720
	United States Treasury Note/Bond	3.375%	11/15/48	123,361	160,658
	United States Treasury Note/Bond	3.000%	2/15/49	92,640	113,079

65

Long-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2]	United States Treasury Note/Bond	2.875%	5/15/49	190,861	227,930
	United States Treasury Note/Bond	2.250%	8/15/49	70,300	74,210
	United States Treasury Note/Bond	2.375%	11/15/49	66,900	72,534
					3,598,460
Agency Bonds and Notes (2.1%)
[3]	Fannie Mae Interest Strip	0.000%	5/15/29	4,592	3,842
[3]	Fannie Mae Principal Strip	0.000%	5/15/30	25,912	21,159
[3]	Federal Home Loan Mortgage Corp.	0.000%	12/14/29	20,000	16,516
[3]	Freddie Mac Coupon Strips	0.000%	3/15/28	1,771	1,522
[3]	Freddie Mac Coupon Strips	0.000%	9/15/28	1,000	849
[3]	Freddie Mac Coupon Strips	0.000%	1/15/30	15,658	12,870
[3]	Freddie Mac Coupon Strips	0.000%	3/15/30	12,896	10,565
	Resolution Funding Corp. Interest Strip	0.000%	4/15/28	21,802	18,747
					86,070
Conventional Mortgage-Backed Securities (4.4%)
[3,4]	Fannie Mae Pool	3.000%	9/1/49–1/1/50	36,260	37,117
[3,4]	Fannie Mae Pool	3.500%	1/1/45–1/1/50	4,575	4,681
[3,4]	Fannie Mae Pool	4.000%	12/1/46–3/1/50	32,171	33,408
[3,4]	Fannie Mae Pool	4.500%	7/1/47–7/1/49	42,213	45,469
[3,4]	Fannie Mae Pool	6.000%	2/1/26–11/1/28	7	9
[4]	Ginnie Mae II Pool	3.000%	9/20/49–2/1/50	8,636	8,727
[4]	Ginnie Mae II Pool	5.000%	3/20/49–3/1/50	198	267
[3,4]	UMBS Pool	3.500%	2/1/49–2/1/50	34,937	36,477
[3,4]	UMBS Pool	4.500%	8/1/49	10,799	11,608
					177,763
Nonconventional Mortgage-Backed Securities (0.2%)
[4]	Ginnie Mae REMICS	3.000%	11/20/45–8/20/46	1,730	1,839
[4]	Ginnie Mae REMICS	3.500%	6/20/48–5/20/49	3,700	3,972
[4]	Ginnie Mae REMICS	4.000%	10/20/47	1,329	1,398
					7,209
Total U.S. Government and Agency Obligations (Cost $3,317,778)					3,869,502
Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
[3,4]	Fannie Mae-Aces 2013-104A	3.000%	10/25/33	5,694	5,985
[3,4]	Fannie Mae-Aces 2013-19A	3.500%	3/25/43	1,778	1,960
[3,4]	Fannie Mae-Aces 2017-67D	3.000%	2/25/44	2,608	2,707
[3,4]	Fannie Mae-Aces 2018-49E	3.500%	7/25/48	527	554
[3,4]	Fannie Mae-Aces 2018-73E	4.000%	10/25/48	683	742
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4818J	4.000%	8/15/48	212	230
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	584	629
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	637	695
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4823E	4.000%	9/15/48	2,381	2,599
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4826A	4.000%	9/15/48	582	625
[3,4]	FHLMC Multifamily Structured Pass Through Certificates 4852D	4.000%	10/15/46	14,925	15,521
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $32,040)					32,247

66

Long-Term Treasury Fund

						Market
						Value•
			Coupon		Shares	($000)
Temporary Cash Investment (1.2%)
Money Market Fund (1.2%)
5	Vanguard Market Liquidity Fund
	(Cost $47,111)		1.730%		471,030	47,112

					Notional
		Expiration		Exercise	Amount
		Date	Contracts	Price	($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
	10-Year U.S. Treasury Note Futures Contracts	2/21/20	229	$127.00	29,083	—
	10-Year U.S. Treasury Note Futures Contracts	2/21/20	702	130.00	91,260	77
Total Options Purchased (Cost $158)						77
Total Investments (97.7%) (Cost $3,397,087)						3,948,938

					Face
				Maturity	Amount
			Coupon	Date	($000)
Conventional Mortgage-Backed Securities-Liability for Sale Commitments (-1.4%)
3,4,6	UMBS Pool		3.000%	2/1/49–2/1/50	(31,450)	(32,163)
3,4,6	UMBS Pool		4.000%	3/1/49–2/1/50	(24,432)	(25,508)
Total Conventional Mortgage-Backed Securities-Liability for Sale Commitments (proceeds $57,243)						(57,671)
Other Assets and Liabilities (3.7%)
Other Assets						364,242
Other Liabilities[7]						(213,307)
						150,935
Net Assets (100%)						4,042,202

67

Long-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,901,749
Affiliated Issuers	47,112
Options Purchased	77
Total Investments in Securities	3,948,938
Investment in Vanguard	164
Receivables for Investment Securities Sold	319,687
Receivables for Accrued Income	31,929
Receivables for Capital Shares Issued	10,826
Variation Margin Receivable—Futures Contracts	1,573
Other Assets	63
Total Assets	4,313,180
Liabilities
Payables for Investment Securities Purchased	202,375
Payables for Capital Shares Redeemed	7,600
Payables for Distributions	940
Payables to Vanguard	1,798
Liability for Sale Commitments	57,671
Options Written, at Value[7]	367
Variation Margin Payable—Futures Contracts	223
Other Liabilities	4
Total Liabilities	270,978
Net Assets	4,042,202

68

Long-Term Treasury Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	3,453,086
Total Distributable Earnings (Loss)	589,116
Net Assets	4,042,202

Investor Shares—Net Assets
Applicable to 69,146,236 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	971,208
Net Asset Value Per Share—Investor Shares	$14.05

Admiral Shares—Net Assets
Applicable to 218,641,691 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,070,994
Net Asset Value Per Share—Admiral Shares	$14.05

•	See Note A in Notes to Financial Statements.
1	Securities with a value of $8,436,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $303,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
7	Includes premiums received of $176,000.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

69

Long-Term Treasury Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	51	$130.75	6,668	(60)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	229	131.00	29,999	(228)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	228	133.50	30,438	(36)
					(324)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	948	$129.00	122,292	(30)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	51	130.75	6,668	(13)
					(43)

Total Options Written (Premiums Received $176)					(367)

Futures Contracts
					($000)

				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra Long U.S. Treasury Bond	March 2020	1,012	196,012	6,374
30-Year U.S. Treasury Bond	March 2020	551	90,106	2,450
5-Year U.S. Treasury Note	March 2020	533	64,131	206
2-Year U.S. Treasury Note	March 2020	171	36,997	153
10-Year U.S. Treasury Note	March 2020	246	32,387	186
				9,369

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2020	(181)	(26,364)	(593)
				8,776

See accompanying Notes, which are an integral part of the Financial Statements.

70

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	101,663
Total Income	101,663
Expenses
The Vanguard Group—Note B
Investment Advisory Services	507
Management and Administrative—Investor Shares	1,482
Management and Administrative—Admiral Shares	2,156
Marketing and Distribution—Investor Shares	98
Marketing and Distribution—Admiral Shares	182
Custodian Fees	18
Auditing Fees	35
Shareholders’ Reports—Investor Shares	53
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	2
Total Expenses	4,573
Net Investment Income	97,090
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	144,165
Futures Contracts	5,310
Options Purchased	(242)
Options Written	620
Realized Net Gain (Loss)	149,853
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	482,373
Futures Contracts	8,752
Options Purchased	(77)
Options Written	(172)
Change in Unrealized Appreciation (Depreciation)	490,876
Net Increase (Decrease) in Net Assets Resulting from Operations	737,819

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $843,000, ($4,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $32,271,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,090	97,542
Realized Net Gain (Loss)	149,853	(74,918)
Change in Unrealized Appreciation (Depreciation)	490,876	38,286
Net Increase (Decrease) in Net Assets Resulting from Operations	737,819	60,910
Distributions
Net Investment Income
Investor Shares	(22,594)	(22,930)
Admiral Shares	(74,640)	(74,609)
Realized Capital Gain[1]
Investor Shares	(2,497)	—
Admiral Shares	(7,810)	—
Total Distributions	(107,541)	(97,539)
Capital Share Transactions
Investor Shares	29,041	(78,880)
Admiral Shares	56,913	(28,926)
Net Increase (Decrease) from Capital Share Transactions	85,954	(107,806)
Total Increase (Decrease)	716,232	(144,435)
Net Assets
Beginning of Period	3,325,970	3,470,405
End of Period	4,042,202	3,325,970

1	Includes fiscal 2020 and 2019 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

72

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.86	$11.96	$11.79	$12.80	$14.19
Investment Operations
Net Investment Income	.331[1]	.334[1]	.328[1]	.332	.351
Net Realized and Unrealized Gain (Loss) on Investments	2.226	(.100)	.170	(.725)	(1.070)
Total from Investment Operations	2.557	.234	.498	(.393)	(.719)
Distributions
Dividends from Net Investment Income	(.331)	(.334)	(.328)	(.332)	(.351)
Distributions from Realized Capital Gains	(.036)	—	—	(.285)	(.320)
Total Distributions	(.367)	(.334)	(.328)	(.617)	(.671)
Net Asset Value, End of Period	$14.05	$11.86	$11.96	$11.79	$12.80

Total Return[2]	21.84%	2.05%	4.21%	-3.21%	-4.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$971	$794	$882	$995	$1,148
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.55%	2.89%	2.70%	2.53%	2.76%
Portfolio Turnover Rate[3]	96%[4]	122%	103%[4]	94%	117%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 4%, 34%, 6%, 3%, and 36% attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.86	$11.96	$11.79	$12.80	$14.19
Investment Operations
Net Investment Income	.344[1]	.346[1]	.340[1]	.345	.363
Net Realized and Unrealized Gain (Loss) on Investments	2.226	(.100)	.170	(.725)	(1.070)
Total from Investment Operations	2.570	.246	.510	(.380)	(.707)
Distributions
Dividends from Net Investment Income	(.344)	(.346)	(.340)	(.345)	(.363)
Distributions from Realized Capital Gains	(.036)	—	—	(.285)	(.320)
Total Distributions	(.380)	(.346)	(.340)	(.630)	(.683)
Net Asset Value, End of Period	$14.05	$11.86	$11.96	$11.79	$12.80

Total Return[2]	21.96%	2.16%	4.32%	-3.12%	-4.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,071	$2,532	$2,588	$2,509	$2,400
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.99%	2.80%	2.63%	2.86%
Portfolio Turnover Rate[3]	96%[4]	122%	103%[4]	94%	117%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 4%, 34%, 6%, 3%, and 36% attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

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Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

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Long-Term Treasury Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 10% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

76

Long-Term Treasury Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

77

Long-Term Treasury Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $164,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,869,502	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	32,247	—
Temporary Cash Investments	47,112	—	—
Options Purchased	77	—	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(57,671)	—
Options Written	(367)	—	—
Futures Contracts—Assets[1]	1,573	—	—
Futures Contracts—Liabilities[1]	(223)	—	—
Total	48,172	3,844,078	—

1 Represents variation margin on the last day of the reporting period.

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Long-Term Treasury Fund

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	33,944
Total Distributable Earnings (Loss)	(33,944)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and options; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,201
Undistributed Long-Term Gains	27,327
Capital Loss Carryforwards (Non-expiring)*	—
Net Unrealized Gains (Losses)	551,090

* The fund used capital loss carryforwards of $75,693,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, sale commitments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	3,397,343
Gross Unrealized Appreciation	552,358
Gross Unrealized Depreciation	(1,268)
Net Unrealized Appreciation (Depreciation)	551,090

E.  During the year ended January 31, 2020, the fund purchased $3,483,358,000 of investment securities and sold $3,632,551,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $175,996,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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Long-Term Treasury Fund

F.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	260,097	19,936	144,259	12,425
Issued in Lieu of Cash Distributions	23,396	1,791	21,523	1,850
Redeemed	(254,452)	(19,530)	(244,662)	(21,087)
Net Increase (Decrease)—Investor Shares	29,041	2,197	(78,880)	(6,812)
Admiral Shares
Issued	902,904	69,193	656,780	56,574
Issued in Lieu of Cash Distributions	71,329	5,465	64,936	5,585
Redeemed	(917,320)	(69,588)	(750,642)	(64,939)
Net Increase (Decrease)—Admiral Shares	56,913	5,070	(28,926)	(2,780)

G.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets and statements of assets and liabilities of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund and Vanguard Long-Term Treasury Fund (four of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2020, the related statements of operations for the year ended January 31, 2020, the statements of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2020 and each of the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2019 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 98.8% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Short-Term Federal Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 97.7% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.6% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Long-Term Treasury Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $11,623,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 99.7% of income dividends are interest-related dividends.

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BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Government Bond Index, Bloomberg Barclays U.S. 5–10 Year Treasury Bond Index, and Bloomberg Barclays U.S. Long Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the U.S. Government Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the U.S. Government Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the U.S. Government Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the U.S. Government Bond Funds or the owners of the U.S. Government Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the U.S. Government Bond Funds. Investors acquire the U.S. Government Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the U.S. Government Bond Funds. The U.S. Government Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the U.S. Government Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the U.S. Government Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the U.S. Government Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the U.S. Government Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the U.S. Government Bond Funds.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the U.S. Government Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USEOF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE U.S. GOVERNMENT BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q320 032020

Annual Report | January 31, 2020

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund Vanguard Intermediate-Term Investment-Grade Fund Vanguard Long-Term Investment-Grade Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisors’ Report	3
About Your Fund’s Expenses	8
Short-Term Investment-Grade Fund	10
Intermediate-Term Investment-Grade Fund	51
Long-Term Investment-Grade Fund	88

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•     The 12 months ended January 31, 2020, were marked by concerns about global growth, trade disputes, geopolitical tensions, and uncertainty surrounding the United Kingdom’s exit from the European Union. This challenging outlook prompted the U.S. Federal Reserve to cut rates three times in 2019; other major central banks adopted more accommodative monetary policies as well. Corporate earnings generally proved more resilient than expected and corporate defaults remained low, which contributed to a narrower average yield spread for corporate bonds versus Treasuries.

•     Returns of the funds in this report ranged from 5.79% for Investor Shares of Vanguard Short-Term Investment-Grade Fund to 23.43% for Admiral Shares of Vanguard Long-Term Investment-Grade Fund. The funds’ results compared with those of their benchmarks were mixed.

•     Shorter-than-benchmark durations hurt the Short-Term Fund and even more so Vanguard Intermediate-Term Investment-Grade Fund as interest rates declined meaningfully during the 12 months. A tilt toward higher-quality bonds also detracted as credit spreads compressed.

•     Although the Long-Term Fund’s duration profile hurt relative performance, its allocation to BBB-rated bonds and security selection helped it outperform its benchmark.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisors’ Report

Vanguard Fixed Income Group

For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the 12 months ended January 31, 2020, falling bond yields and rising prices led to strong returns across the fixed income market. Vanguard Short-Term Investment-Grade Fund returned almost 6%, and Vanguard Intermediate-Term Investment-Grade Fund returned close to 11%. (All returns and yields cited are for the funds’ Investor Shares.) The funds’ results lagged those of their benchmark indexes.

We also manage about 10% of the assets of Vanguard Long-Term Investment-Grade Fund. The fund returned more than 23%, outpacing its benchmark index.

The 30-day SEC yields of the Short-Term Fund and Intermediate-Term Fund were slightly above 2% on January 31. For the Long-Term Fund, it was nearly 3%. The three funds’ yields ended the fiscal year more than a percentage point lower than a year earlier. The 30-day SEC yield is a proxy for a portfolio’s potential annualized rate of income.

Investment environment

The financial markets were driven largely by shifts in the outlook for global growth and monetary policy during the fiscal year.

In the first quarter of 2019, gross domestic product—the broadest measure of economic activity—expanded at an annual rate of about 3% after adjusting for inflation. Its pace of growth then slowed amid weaker business confidence, trade disputes, and lessening effects from tax cuts. The unemployment rate edged downward, hitting a half-century low during the 12 months. The strong labor market helped keep consumers spending, even as the pace of job gains softened. Inflation remained tame. The annualized core consumer price index (which excludes the volatile food and energy segments) remained not far from 2%.

After raising the federal funds rate four times in 2018, the Federal Reserve reversed gears in March with an announcement that it would end its balance-sheet drawdown. It then lowered rates by a quarter percentage point in August, September, and October. The cuts—the first in more than a decade—

Yields of U.S. Treasury Securities
	January 31,	January 31,
Maturity	2019	2020
2 years	2.46%	1.31%
3 years	2.43	1.33
5 years	2.44	1.31
10 years	2.63	1.51
30 years	3.00	2.00
Source: Vanguard.

3

were justified by policymakers as insurance to cushion the effects of trade policies and prolong an economic expansion already in its 11th year.

Rate cuts and slowing growth contributed to declining yields across the maturity spectrum. The U.S. Treasury yield curve was inverted for part of the fiscal year—yields of shorter-term bonds were higher than those of longer-term bonds—but finished with a more typical upward slope.

Fed action pushed shorter-term Treasury yields significantly lower. The yield of the 2-year Treasury note fell to 1.31%.from 2.46% at the end of January 2019.

Escalating trade tensions, geopolitical flare-ups, and political uncertainties in Europe supported demand for longer-term Treasury bonds early in the fiscal year. Although some of those concerns eventually eased, yields of these securities finished the period lower. The yield of the bellwether 10-year Treasury note fell 112 basis points to 1.51%. (A basis point is one-hundredth of a percentage point.)

Management of the funds

The conservative and broadly diversified positioning of the Short-Term Fund and the Intermediate-Term Fund dampened their performance relative to their benchmarks.

Both funds have durations that are shorter than those of their benchmarks. (Duration is a measure of the price sensitivity of holdings to changes in interest rates.) Although that positioning can provide some cushion in an environment of rising interest rates, it was a detractor, especially for the Intermediate-Term Fund, during a period when interest rates declined significantly.

The funds’ bias toward higher-quality bonds didn’t play out well, as credit spreads compressed amid liquidity support from the Fed and still-healthy corporate fundamentals. Specifically, we were underweighted in bonds on the bottom rung of the investment-grade ladder. This was partly because of signs that the economy was slowing, which stood to affect the prices of these securities more than those of their higher-rated counterparts and potentially result in their being downgraded to junk-bond status.

For diversification purposes, we held out-of-benchmark allocations to high-quality sectors, including Treasuries, non-U.S. sovereigns, commercial mortgage-backed securities, and asset-backed securities (typically made up of pooled auto loans, credit card debt, and student loans), which we thought would do well given U.S. consumer strength. These sectors, however, didn’t perform as well as corporate bonds.

For the Long-Term Fund, our curve positioning was a positive. Given the sell-off we had seen in the fourth quarter of 2018 and the steepening of the corporate bond curve, holding some very long-dated maturities worked out well.

For all three funds, security selection was generally positive. Our relatively small allocation to higher-quality sovereign emerging-market debt added value.

4

Outlook

Global growth is set to keep softening, with trade tensions and policy uncertainty unlikely to lessen substantially. Vanguard economists expect the U.S. economy to fall below 2% trend growth in 2020.

Other major economies are likely to see a deceleration as well in 2020. Growth in China, the world’s second-largest economy, is set to slow. The coronavirus will weigh on the country’s economy in the near term, but we foresee the potential for a rebound in the second half of the year amid anticipated government stimulus. In the euro area, growth is expected to stay weak, around 1%.

This backdrop, along with modest wage gains and structural factors such as technology advancements and globalization, is unlikely to support a sustained rebound in inflation.

In the United States, inflation may trend closer to the Fed’s 2% target but—given the structural forces still in play—not much higher.

We may see bouts of volatility related to growth, inflation, and interest-rate expectations, but it’s worth restating that investors should look beyond short-term market movements and adhere to a long-term investment plan. Even in a low-yield environment, bonds can play a useful role as ballast in a portfolio, helping to provide downside protection from riskier assets such as equities.

Whatever the markets may bring, our experienced team of credit analysts, traders, quantitative analysts, and risk managers will continue to seek opportunities to add to the funds’ performance.

John Hollyer, CFA, Principal and Global Head of Fixed Income Group

Daniel Shaykevich, Principal and Portfolio Manager

Samuel C. Martinez, CFA, Portfolio Manager

Arvind Narayanan, CFA Portfolio Manager

February 21, 2020

Wellington Management Company LLP

For the Long-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund returned 23.31% for Investor Shares and 23.43% for Admiral Shares for the 12 months ended January 31, 2020. It out-performed its benchmark, the Bloomberg Barclays U.S. Long Credit A or Better Bond Index, which returned 22.70%.

The portion of the Long-Term Investment-Grade Fund that we manage (the “portfolio”) invests primarily in corporate bonds with 10 to 30 years until maturity. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.

5

Investment environment

Global fixed income markets generated positive total returns, driven by a decline in sovereign yields across most markets— particularly in the first three quarters of the year. By the end of the 12 months, yields increased across most markets despite continued accommodative global central bank policies aimed at stabilizing economic activity. Geopolitical uncertainty remained elevated amid U.S.-China trade talks, Brexit negotiations, and U.S. presidential impeachment proceedings. Despite these concerns, corporate bond spreads tightened on optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies.

Global monetary policies continued along a more dovish path in aggregate. The U.S. Federal Reserve cut rates three times before deciding to take a more patient approach on future adjustments. The European Central Bank launched a package of stimulus measures that included a rate cut, resumption of asset purchases to continue “as long as necessary,” and the introduction of tiered deposit rates to exempt banks from negative interest rates.

Most major spread sectors posted positive returns against a backdrop of dovish global central bank policies and progress in the U.S.-China talks. Higher-yielding sectors outperformed investment-grade credit, benefiting from continued demand for yield-producing assets.

The portfolio’s successes

In aggregate, sector positioning contributed favorably to relative results, most notably in energy and capital goods. Security selection in consumer noncyclicals also helped relative returns. We continued to hold a modest allocation to structured finance for its diversification benefits and attractive risk/ reward profile. Overall, this exposure had a small positive impact on relative results.

The portfolio’s shortfalls

An underweight to real estate investment trusts and consumer noncyclicals detracted from relative performance. Selection in the basic industry sector also hurt relative performance.

Outlook

Our base case is that the U.S. economy’s above-trend pace will continue to slow closer to trend because of fading fiscal stimulus, policy uncertainty stemming from the upcoming election, and global trade concerns. The labor market remains strong, and household balance sheets are in good shape.

Leverage has stabilized in the last year and is not moving lower as it had from 2016 to 2018. Debt pay-down in the levered BBB bucket is occurring but at a very modest pace. Profit margins remain at historically elevated levels for the broad investment-grade corporate universe. Although we believe that BBB-rated issuers are sufficiently capitalized and well-positioned to service current debt levels, valuations appear tight and could widen materially following any company missteps on their deleveraging

6

paths. Fundamentals are weaker in more cyclical, globally exposed sectors, while more domestic and service-oriented industries remain steady.

Fewer large-scale M&A transactions and a shift in issuance to the euro market because of lower borrowing costs should keep supply at flat-to-lower levels in 2020. All-in yield valuations are historically low, which makes us cautious on total return expectations. Given low yield levels, we do not expect pension demand to materialize for long-duration assets. We intend to reduce risk further if spreads continue to tighten closer to record levels.

Scott I. St. John, CFA

Senior Managing Director

and Fixed Income Portfolio Manager

February 21, 2020

7

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

8

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,023.20	$1.02
Admiral™ Shares	1,000.00	1,023.71	0.51
Institutional Shares	1,000.00	1,023.87	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,044.04	$1.03
Admiral Shares	1,000.00	1,044.57	0.52
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,099.17	$1.16
Admiral Shares	1,000.00	1,091.72	0.63
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

9

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Investor Shares	5.79%	2.47%	2.61%	$12,945
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	6.46	2.69	3.03	13,473
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral Shares	5.90%	2.57%	2.72%	$65,371
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	6.46	2.69	3.03	67,365
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

10

Short-Term Investment-Grade Fund

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund Institutional Shares	5.93%	2.60%	2.75%	$6,557,989
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	6.46	2.69	3.03	6,736,466
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	7,250,665

11

Short-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2020

Asset-Backed/Commercial Mortgage-Backed	20.8%
Finance	27.2
Foreign	4.4
Government Mortgage-Backed	3.3
Industrial	33.9
Treasury/Agency	5.8
Utilities	4.4
Other	0.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

12

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets — Investments Summary

As of January 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.750%	12/31/20	500,000	500,940	0.8%
	United States Treasury Note/Bond	1.375%	1/31/22	500,000	500,470	0.8%
	United States Treasury Note/Bond	1.625%	12/31/21	400,000	402,124	0.6%
	United States Treasury Note/Bond	1.500%	11/30/21	400,000	401,064	0.6%
	United States Treasury Note/Bond	1.750%	12/31/24	350,000	357,108	0.6%
	United States Treasury Note/Bond	1.375%	1/31/25	325,000	325,865	0.5%
1	United States Treasury Note/Bond	1.875%	4/30/22	300,000	303,609	0.5%
	United States Treasury Note/Bond	2.375%	4/15/21	275,000	277,921	0.4%
1	United States Treasury Note/Bond	1.750%	11/15/29	200,000	204,344	0.3%
‡,2	United States Treasury Note/Bond	1.750%–2.875%	12/31/20–8/15/28	335,300	341,226	0.6%
					3,614,671	5.7%
Nonconventional Mortgage-Backed Securities
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.704%	4.829%	2/1/37	449	476	0.0%
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.000%	9/1/32	184	194	0.0%
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.760%	4.373%	8/1/37	374	379	0.0%
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.035%–4.410%	8/1/33	1,597	1,660	0.0%
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.486%	7/1/33	1,477	1,524	0.0%
3,4,5	Fannie Mae Pool, 12M USD LIBOR + 1.960%	4.585%	5/1/33	81	86	0.0%
3,4,5	Fannie Mae Pool, 1Y CMT + 2.000%	3.700%	12/1/32	188	193	0.0%
3,4,5	Fannie Mae Pool, 1Y CMT + 2.125%	4.602%	6/1/33	849	884	0.0%

13

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,4,5	Fannie Mae Pool, 1Y CMT + 2.185%	4.560%	7/1/32	132	140	0.0%
3,4,5	Fannie Mae Pool, 1Y CMT + 2.210%	4.733%	5/1/33	1,017	1,075	0.0%
3,4	Fannie Mae REMICS	2.500%–3.500%	6/25/40–10/25/48	154,508	158,177	0.2%
3	Ginnie Mae REMICS	1.500%	10/20/45	166,484	163,306	0.3%
	Nonconventional Mortgage-Backed Securities—Other †				482,724	0.8%
					810,818	1.3%
Total U.S. Government and Agency Obligations (Cost $4,408,169)					4,425,489	7.0%
Asset-Backed/Commercial Mortgage-Backed Securities
3,6	ARL Second LLC 2014-1A	2.920%	6/15/44	10,097	10,154	0.0%
3	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%–4.506%	9/15/48	19,420	20,733	0.0%
3	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	4,760	5,224	0.0%
3	Banc of America Funding 2006-H Trust	4.157%	9/20/46	7,250	6,520	0.0%
3	Bank of America Mortgage Trust 2002-J	4.553%	9/25/32	16	16	0.0%
3,6	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,129	0.0%
3	COMM 2012-CCRE2 Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,237	0.0%
3,6	COMM 2012-CCRE3 Mortgage Trust	2.822%–3.416%	10/15/45	35,214	35,898	0.1%
3	COMM 2012-CCRE4 Mortgage Trust	2.853%–3.251%	10/15/45	12,894	13,135	0.0%
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,698	0.0%
3	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	7,055	7,311	0.0%
3	COMM 2013-CCRE11 Mortgage Trust	3.983%–4.258%	8/10/50	57,291	61,700	0.1%
3	COMM 2013-CCRE12 Mortgage Trust	3.623%–4.046%	10/10/46	60,784	64,410	0.1%
3	COMM 2013-CCRE13 Mortgage Trust	4.194%–5.052%	11/10/46	45,447	48,979	0.1%
3,6	COMM 2013-CCRE6 Mortgage Trust	3.147%–3.397%	3/10/46	19,740	20,333	0.0%
3	COMM 2013-CCRE8 Mortgage Trust	3.334%–3.612%	6/10/46	41,979	44,031	0.1%
3,6	COMM 2013-CCRE9 Mortgage Trust	4.363%–4.387%	7/10/45	36,856	37,772	0.1%
3,6	COMM 2013-LC13 Mortgage Trust	3.774%–4.557%	8/10/46	40,156	43,023	0.1%
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,214	0.0%
3,6	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	5,490	5,662	0.0%
3,6	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	33,245	35,698	0.1%
3	COMM 2014-CCRE14 Mortgage Trust	3.955%–4.236%	2/10/47	20,910	22,637	0.0%

14

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	COMM 2014-CCRE15 Mortgage Trust	2.928%–4.426%	2/10/47	38,656	41,313	0.1%
3	COMM 2014-CCRE17 Mortgage Trust	3.700%–4.946%	5/10/47	87,171	93,918	0.2%
3	COMM 2014-CCRE18 Mortgage Trust	3.550%–3.828%	7/15/47	40,234	43,059	0.1%
3	COMM 2014-CCRE20 Mortgage Trust	3.326%–3.590%	11/10/47	58,205	62,107	0.1%
3	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	34,680	36,846	0.1%
3	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,922	12,905	0.0%
3	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	38,320	0.1%
3	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	11,921	12,959	0.0%
3	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	39,667	43,213	0.1%
3	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	23,884	0.0%
3	COMM 2015-CCRE27 Mortgage Trust	3.612%–4.620%	10/10/48	20,092	21,709	0.0%
3	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	9,930	10,506	0.0%
3	COMM 2019-G44 Mortgage Trust	2.950%	8/15/57	18,400	19,502	0.0%
3,6	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	14,408	14,551	0.0%
3,6	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	20,682	20,928	0.0%
3	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,314	2,338	0.0%
3	Drive Auto Receivables Trust 2018-2	3.630%–4.140%	8/15/24	45,142	45,844	0.1%
3	Drive Auto Receivables Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	50,268	51,037	0.1%
3	Drive Auto Receivables Trust 2018-5	3.680%–4.300%	7/15/23–4/15/26	65,920	67,585	0.1%
3	Drive Auto Receivables Trust 2019-2	3.040%–3.690%	3/15/23–8/17/26	23,350	23,932	0.0%
3	Drive Auto Receivables Trust 2020-1	2.020%	11/15/23	13,810	13,858	0.0%
3,4	Fannie Mae-Aces 2011-48D	3.000%	9/25/49	21,341	22,159	0.0%
3,4	Fannie Mae-Aces 2011-50F	3.000%	9/25/49	36,031	37,355	0.1%
3,4	Fannie Mae-Aces 2011-77A	3.000%	4/25/44	95,088	97,005	0.2%
3,4	Fannie Mae-Aces 2011-90A	3.500%	12/25/45	8,763	9,177	0.0%
3,4	Fannie Mae-Aces 2012-124E	1.500%	11/25/42	28,525	27,751	0.0%
3,4	Fannie Mae-Aces 2013-111B	2.125%	10/25/42	21,570	21,537	0.0%
3,4	Fannie Mae-Aces 2013-114D	2.250%	7/25/43	7,217	7,243	0.0%
3,4	Fannie Mae-Aces 2013-115A	2.000%	11/25/43	21,376	21,324	0.0%
3,4	Fannie Mae-Aces 2013-115B	2.100%–2.250%	4/25/43–10/25/43	48,078	48,149	0.1%
3,4	Fannie Mae-Aces 2013-20E	1.500%	3/25/43	33,336	32,416	0.1%
3,4	Fannie Mae-Aces 2013-46B	1.700%	5/25/43	34,538	34,000	0.1%
3,4	Fannie Mae-Aces 2013-46C	1.700%	5/25/43	17,523	17,239	0.0%

15

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,4	Fannie Mae-Aces 2013-46D	1.500%	5/25/43	34,084	33,422	0.1%
3,4	Fannie Mae-Aces 2014-60E	2.000%	9/25/44	60,169	59,959	0.1%
3,4	Fannie Mae-Aces 2014-86A	2.000%	12/25/44	24,447	24,315	0.0%
3,4	Fannie Mae-Aces 2015-18E	1.750%	4/25/44	26,106	25,823	0.0%
3,4	Fannie Mae-Aces 2015-19	2.000%	12/25/44	50,486	50,303	0.1%
3,4	Fannie Mae-Aces 2015-73	1.600%	10/25/45	33,207	32,796	0.1%
3,4	Fannie Mae-Aces 2016-60B	2.500%	9/25/46	46,527	47,336	0.1%
3,4	Fannie Mae-Aces 2019-68G	2.500%	5/25/48	32,319	32,762	0.1%
3,4	Fannie Mae-Aces 2019-83A	2.500%	12/25/49	29,086	29,414	0.1%
3	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	11,780	11,861	0.0%
3	Ford Credit Auto Lease Trust 2019-A	2.900%–3.250%	5/15/22–7/15/22	56,200	56,883	0.1%
3	Ford Credit Auto Lease Trust 2020-A	1.850%	3/15/23	34,430	34,525	0.1%
3,6	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	10,240	10,304	0.0%
3,6	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	48,890	49,013	0.1%
3,6	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	14,055	14,335	0.0%
3,6	Ford Credit Auto Owner Trust 2017-2	2.360%–2.750%	3/15/29	52,637	53,477	0.1%
3,6	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	7,305	7,613	0.0%
3,6	Ford Credit Auto Owner Trust 2018-REV1	3.190%–3.340%	7/15/31	119,750	126,216	0.2%
3,6	Ford Credit Auto Owner Trust 2018-REV2	3.470%–3.610%	1/15/30	35,895	37,685	0.1%
3	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	83,210	84,474	0.1%
3	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	52,330	53,954	0.1%
3	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	45,500	46,628	0.1%
3	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	7,753	8,039	0.0%
3,6	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	32,716	33,942	0.1%
3,6	GS Mortgage Securities Trust 2010-C2	5.352%	12/10/43	3,530	3,608	0.0%
3,6	GS Mortgage Securities Trust 2011-GC3	5.824%	3/10/44	2,280	2,347	0.0%
3,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	36,925	0.1%
3,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,047	0.0%
3	GS Mortgage Securities Trust 2012-GCJ7	5.875%	5/10/45	7,150	7,518	0.0%

15

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,6	GS Mortgage Securities Trust 2013-GC13	4.186%–4.219%	7/10/46	28,584	30,534	0.1%
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%–3.777%	6/10/46	21,310	22,107	0.0%
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%–4.243%	8/10/46	77,234	82,139	0.1%
3	GS Mortgage Securities Trust 2014-GC20	3.998%–4.258%	4/10/47	45,283	48,757	0.1%
3	GS Mortgage Securities Trust 2014-GC24	3.931%–4.665%	9/10/47	86,227	91,107	0.1%
3	GS Mortgage Securities Trust 2014-GC26	3.364%–3.629%	11/10/47	66,660	71,247	0.1%
3	GS Mortgage Securities Trust 2015-GC28	3.136%–3.396%	2/10/48	75,389	79,737	0.1%
3	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	12,225	13,077	0.0%
3	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,636	5,058	0.0%
3	GS Mortgage Securities Trust 2015-GC34	3.244%–4.807%	10/10/48	48,952	52,515	0.1%
3	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	11,930	12,495	0.0%
3	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	13,006	14,100	0.0%
3	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	8,565	9,790	0.0%
3	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	4,990	5,623	0.0%
3	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	3,920	4,223	0.0%
3	GS Mortgage Securities Trust 2019-GC42	3.001%	9/1/52	14,800	15,759	0.0%
3	GS Mortgage Securities Trust 2020-GC45	2.911%	2/13/53	10,525	11,131	0.0%
3	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	3.409%	2/25/33	534	516	0.0%
3	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.818%	7/25/33	288	281	0.0%
3,6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	37,985	38,554	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%–3.792%	8/15/45	23,548	24,233	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	4,827	4,933	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	31,865	33,990	0.1%

16

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%–4.298%	8/15/46	32,309	34,446	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%–4.259%	10/15/46	9,451	9,944	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,938	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%–3.214%	2/15/46	9,340	9,592	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	27,425	28,446	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%–4.384%	2/15/47	34,100	36,824	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%–5.073%	4/15/47	61,824	66,427	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%–4.929%	6/15/47	84,737	90,871	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%–4.011%	8/15/47	39,638	42,482	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	13,400	14,521	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%–3.526%	12/15/47	40,299	42,450	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%–3.249%	2/15/48	59,739	62,549	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%–3.719%	7/15/50	27,998	30,182	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%–3.732%	5/15/48	48,384	52,182	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	8,498	9,218	0.0%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.058%–4.907%	5/15/49	35,859	38,318	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	62,449	68,753	0.1%
3	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	19,660	21,539	0.0%

17

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Morgan Stanley Capital I Trust 2012-C4	3.244%–3.773%	3/15/45	18,552	18,956	0.0%
3,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,748	0.0%
3,6	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	30,040	0.1%
3,6	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,888	0.0%
3,6	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	28,674	30,432	0.1%
3	Morgan Stanley Capital I Trust 2015-UBS8	3.809%–4.738%	12/15/48	53,382	58,092	0.1%
3	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	11,960	12,710	0.0%
3	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	34,680	36,119	0.1%
3	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	20,170	21,821	0.0%
3	Morgan Stanley Capital I Trust 2017-HR2	3.509%–3.587%	12/15/50	12,185	13,265	0.0%
3	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	4,440	4,967	0.0%
3	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/52	14,740	15,849	0.0%
3	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,148	0.0%
3	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	5,460	5,477	0.0%
3	Santander Drive Auto Receivables Trust 2018-1	2.960%–3.320%	3/15/24	50,500	50,889	0.1%
3	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	40,900	42,006	0.1%
3	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	21,750	22,445	0.0%
3	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	35,530	36,642	0.1%
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%–3.539%	10/15/45	28,088	28,803	0.0%
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%–4.420%	7/15/46	46,692	49,845	0.1%
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%–4.458%	8/15/50	69,280	74,037	0.1%
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	31,300	33,429	0.1%
3	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,810	31,522	0.1%
3	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%–3.451%	2/15/48	81,716	86,805	0.1%

19

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%–4.363%	6/15/48	67,632	73,015	0.1%
3	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%–4.646%	9/15/58	71,324	76,902	0.1%
3	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%–4.685%	9/15/58	46,062	50,187	0.1%
3	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	34,490	37,548	0.1%
3	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	23,085	23,894	0.0%
3	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	35,600	38,635	0.1%
3	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%–3.794%	12/15/49	21,557	23,571	0.0%
3	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	17,093	0.0%
3	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%–3.418%	9/15/50	71,030	77,023	0.1%
3	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	49,708	0.1%
3	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	43,418	0.1%
3	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	12,935	14,254	0.0%
3	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	7,660	8,417	0.0%
3	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%–4.514%	3/15/51	49,263	55,141	0.1%
3	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	14,035	16,027	0.0%
3	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%–4.442%	9/15/61	43,350	49,834	0.1%
3	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	6,553	7,379	0.0%
3	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%–4.023%	3/15/52	14,214	15,995	0.0%
3	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	10,300	11,298	0.0%
3	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	17,648	18,571	0.0%
3	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	18,770	20,178	0.0%
§,6	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				9,294,373	14.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $14,270,458)					14,728,691	23.3%

20

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
	American Express Co.	3.700%	8/3/23	159,598	169,453	0.3%
6	Banco Santander Chile	2.500%	12/15/20	82,290	82,404	0.1%
	Banco Santander SA	2.706%–3.125%	2/23/23–6/27/24	54,800	56,313	0.1%
3	Bank of America Corp.	2.328%	10/1/21	162,270	162,614	0.3%
3,7	Bank of America Corp.	0.736%–4.125%	4/19/21–10/22/25	584,556	603,413	1.0%
3	Canadian Imperial Bank of Commerce	2.606%	7/22/23	153,868	156,415	0.2%
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	141,180	149,784	0.2%
	Citibank NA	2.850%	2/12/21	262,150	264,779	0.4%
	Goldman Sachs Group Inc.	2.600%	12/27/20	210,375	210,903	0.3%
	Goldman Sachs Group Inc.	2.875%	2/25/21	158,874	160,455	0.3%
3,7	Goldman Sachs Group Inc.	1.375%–5.750%	9/15/20–1/23/25	488,543	507,168	0.8%
5,8	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	2.080%–2.102%	8/26/20–5/16/23	24,570	16,468	0.0%
5,8	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	2.261%	9/8/21	19,280	13,025	0.0%
3,7	JPMorgan Chase & Co.	2.295%–4.500%	3/1/21–10/15/25	732,046	759,614	1.2%
3	JPMorgan Chase Bank NA	3.086%	4/26/21	34,025	34,131	0.1%
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	152,118	155,189	0.2%
	Mitsubishi UFJ Financial Group Inc.	2.190%–3.761%	3/1/21–7/18/24	532,158	552,448	0.9%
6	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	18,345	18,471	0.0%
	Morgan Stanley	2.625%	11/17/21	242,879	246,503	0.4%
	Morgan Stanley	3.125%	1/23/23	155,676	161,500	0.3%
3	Morgan Stanley	2.500%–5.500%	4/21/21–7/22/25	179,105	184,450	0.3%
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,000	21,806	0.0%
6	MUFG Bank Ltd.	2.750%–2.850%	9/14/20–9/8/21	109,951	110,831	0.2%
	MUFG Union Bank NA	2.100%–3.150%	4/1/22–12/9/22	152,775	156,302	0.2%
	Santander Holdings USA Inc.	3.400%–3.700%	3/28/22–6/7/24	149,290	154,273	0.2%
3	Santander UK Group Holdings plc	3.373%–4.796%	1/5/24–11/15/24	93,994	98,548	0.2%
6	Santander UK plc	2.100%–5.000%	11/15/21–3/13/24	132,856	138,191	0.2%
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	6,400	6,422	0.0%
	Sumitomo Mitsui Financial Group Inc.	2.348%–3.936%	10/19/21–1/15/25	571,002	586,550	0.9%
5,8	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	2.190%	3/29/22	41,051	27,699	0.0%
	Toronto-Dominion Bank	3.250%	6/11/21	175,910	179,741	0.3%
	Toronto-Dominion Bank	3.500%	7/19/23	164,890	174,808	0.3%
	Truist Bank	2.800%	5/17/22	155,900	159,585	0.3%
3	Truist Bank	2.150%–3.689%	10/26/21–12/6/24	450,134	461,472	0.7%
	Truist Financial Corp.	2.050%–3.950%	5/10/21–8/1/24	171,735	177,246	0.3%

21

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Wells Fargo & Co.	2.100%–4.600%	4/1/21–10/30/25	406,077	418,072	0.7%
5,8	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.984%	4/27/22	21,453	14,463	0.0%
5,8	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	2.204%	7/27/21	66,905	45,203	0.1%
3	Wells Fargo Bank NA	3.325%	7/23/21	341,595	344,420	0.5%
	Wells Fargo Bank NA	3.550%	8/14/23	137,290	145,181	0.2%
3,9	Wells Fargo Bank NA	2.082%–5.250%	10/22/21–8/1/23	254,095	265,394	0.4%
	Westpac Banking Corp.	2.750%	1/11/23	157,175	161,963	0.3%
§,6	Banking—Other †				6,238,312	9.9%
§,6	Brokerage †				230,832	0.4%
6	Finance Companies †				122,000	0.2%
	Insurance
	Coventry Health Care Inc.	5.450%	6/15/21	8,200	8,539	0.0%
6	Insurance—Other †				900,741	1.5%
6	Real Estate Investment Trusts †				840,605	1.3%
					16,854,699	26.7%
Industrial
6	Basic Industry †				557,497	0.9%
	Capital Goods
	United Technologies Corp.	3.650%	8/16/23	299,495	318,729	0.5%
6	Capital Goods—Other †				1,541,141	2.4%
	Communication
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	166,415	175,887	0.3%
	ViacomCBS Inc.	4.250%	9/1/23	136,705	147,130	0.2%
6	Communication—Other †				2,116,036	3.4%
	Consumer Cyclical
8	Ford Motor Credit Co. LLC	2.979%–5.584%	6/2/20–3/18/24	170,214	165,863	0.3%
6	Consumer Cyclical—Other †				1,770,188	2.8%
	Consumer Noncyclical
6	AbbVie Inc.	2.300%	11/21/22	272,000	275,101	0.4%
6	AbbVie Inc.	2.600%	11/21/24	158,300	161,648	0.3%
6	AbbVie Inc.	2.150%–3.750%	5/14/21–11/14/23	391,588	399,941	0.6%
	Altria Group Inc.	3.490%	2/14/22	145,750	150,426	0.2%
	BAT Capital Corp.	2.764%	8/15/22	144,300	147,187	0.2%
6	Bristol-Myers Squibb Co.	2.600%	5/16/22	186,865	190,709	0.3%
	CVS Health Corp.	3.700%	3/9/23	309,400	324,443	0.5%
	CVS Health Corp.	2.125%–4.000%	3/9/21–8/15/24	348,824	357,813	0.6%
	GlaxoSmithKline Capital plc	2.875%	6/1/22	239,600	245,985	0.4%
	Keurig Dr Pepper Inc.	3.551%	5/25/21	150,087	153,572	0.2%
6	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	176,448	178,590	0.3%
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	255,895	257,942	0.4%
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	174,970	181,454	0.3%
6	Consumer Noncyclical—Other †				3,572,954	5.7%

22

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Energy
	Energy Transfer Operating LP	3.600%–5.875%	10/1/20–4/15/24	301,089	317,519	0.5%
6	Midwest Connector Capital Co. LLC	3.625%–3.900%	4/1/22–4/1/24	93,951	98,079	0.1%
	Occidental Petroleum Corp.	2.700%	8/15/22	148,054	150,248	0.2%
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%–5.875%	3/1/22–11/1/23	220,179	234,253	0.4%
	Sunoco Logistics Partners Operations LP	3.450%–4.400%	4/1/214/1/24	114,020	118,577	0.2%
6	Energy—Other †				3,411,115	5.4%
6	Other Industrial †				95,297	0.2%
	Technology
	Fiserv Inc.	2.750%	7/1/24	162,965	168,045	0.3%
	International Business Machines Corp.	2.850%	5/13/22	215,910	221,573	0.4%
	Oracle Corp.	2.400%	9/15/23	140,318	143,792	0.2%
6	Technology—Other †				1,668,684	2.6%
6	Transportation †				1,041,064	1.6%
					21,058,482	33.3%
Utilities
	Electric
5,6	Dominion Energy Inc.,3M USD LIBOR + 0.400%	2.307%	12/1/20	195,160	195,408	0.3%
	Duke Energy Corp.	3.227%	3/11/22	290,625	298,082	0.5%
	NextEra Energy Capital Holdings Inc.	3.300%	8/15/22	280,890	290,581	0.5%
6	Electric—Other †				1,867,573	2.9%
6	Natural Gas †				99,935	0.1%
					2,751,579	4.3%
Total Corporate Bonds (Cost $39,847,427)					40,664,760	64.3%
Sovereign Bonds
6	Emirate of Abu Dhabi	2.125%	9/30/24	189,450	190,581	0.3%
6	Province of Alberta	1.750%	8/26/20	149,451	149,503	0.2%
	Republic of Lithuania	7.375%	2/11/20	144,433	144,610	0.2%
6	Sovereign Bonds—Other †				2,594,725	4.1%
Total Sovereign Bonds (Cost $3,020,966)					3,079,419	4.8%
Taxable Municipal Bonds (Cost $31,891) †					32,408	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
10	Vanguard Market Liquidity Fund (Cost $158,244)	1.730%		1,582,252	158,257	0.3%

23

Short-Term Investment-Grade Fund

				Notional	Market	Percentage
Expiration			Exercise	Amount	Value•	of Net
	Date	Contracts	Price	($000)	($000)	Assets
Options Purchased
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,514	$130.00	196,820	166	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Over-the-Counter Swaptions
Call Swaptions
1-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.608% Semiannually	MSCS	3/4/20	1.608%	923,120	1,077	0.0%
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	92,111	824	0.0%
					1,901	0.0%
Put Swaptions
1-Year Interest Rate Swap, Receives 3M LIBOR Quarterly, Pays 1.608% Semiannually	MSCS	3/4/20	1.608%	923,120	108	0.0%
2-Year Interest Rate Swap, Receives 3M LIBOR Quarterly, Pays 1.538% Semiannually	BNPSW	4/29/20	1.538%	460,393	329	0.0%
5-Year CDX-NA-HY-S33-V2, Credit Protection Sold, Receives 5.000% Quarterly	BNPSW	3/18/20	1.060%	60,855	235	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	183,272	59	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	121,731	158	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	122,178	104	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	183,272	238	0.0%
					1,231	0.0%
Total Options Purchased (Cost $4,112)					3,298	0.0%
Total Investments (Cost $61,741,267)					63,092,322	99.8%

24

Short-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	2,728
Receivables for Investment Securities Sold	2,334,206
Receivables for Accrued Income	409,433
Receivables for Capital Shares Issued	71,888
Variation Margin Receivable—Futures Contracts	174
Variation Margin Receivable—CC Swap Contracts	456
Unrealized Appreciation—Forward Currency Contracts	33,058
Unrealized Appreciation—OTC Swap Contracts	2,184
Other Assets	25,178
Total Other Assets	2,879,305	4.6%
Liabilities
Payables for Investment Securities Purchased	(2,610,655)
Payables for Capital Shares Redeemed	(73,982)
Payables for Distributions	(21,862)
Payables to Vanguard	(16,467)
Variation Margin Payable—Futures Contracts	(5,114)
Variation Margin Payable—CC Swap Contracts	(2,954)
Unrealized Depreciation—Forward Currency Contracts	(1,144)
Unrealized Depreciation—OTC Swap Contracts	(11,407)
Options Written, at Value[11]	(7,354)
Other Liabilities	(8)
Total Liabilities	(2,750,947)	(4.4%)
Net Assets	63,220,680	100.0%

At January 31, 2020, net assets consisted of:

		Amount
		($000)
Paid-in Capital		62,532,425
Total Distributable Earnings (Loss)		688,255
Net Assets		63,220,680

Investor Shares—Net Assets
Applicable to 757,077,433 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		8,179,227
Net Asset Value Per Share—Investor Shares		$10.80

Admiral Shares—Net Assets
Applicable to 4,092,236,566 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		44,211,217
Net Asset Value Per Share—Admiral Shares		$10.80

25

Short-Term Investment-Grade Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 1,002,455,973 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,830,236
Net Asset Value Per Share—Institutional Shares	$10.80

•	See Note A in Notes to Financial Statements.
§	Security value determined using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
†	Securities with a value of $54,084.000 have been segregated as initial margin for open centrally cleared swap contracts.
1	Securities with a value of $2,781,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
2	Securities with a value of $39,733,000 have been segregated as initial margin for open futures contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $11,590,543,000, representing 18.3% of net assets.
7	Face amount denominated in euro.
8	Face amount denominated in Australian dollars.
9	Face amount denominated in British pounds.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11	Includes premiums received of $6,958,000.

CC—Centrally Cleared.

CMT—Constant Maturing Treasury Rate.

BNPSW—BNP Paribas.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

LIBOR—London Interbank Offered Rate.

MSCS—Morgan Stanley Capital Services LLC.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

26

Short-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	810	$130.75	105,908	(949)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,514	$133.50	202,119	(237)
					(1,186)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	810	$130.75	105,908	(215)
					(1,401)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.528% Semiannually	MSCS	3/4/20	1.528%	461,560	(1,681)
10-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.836% Semiannually	GSCM	4/9/20	1.836%	60,899	(2,267)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.525%	183,272	(330)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.475%	122,178	(56)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.500%	183,272	(258)
					(4,592)

Put Swaptions
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.638% Semiannually	BNPSW	4/29/20	1.638%	920,786	(322)
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.528% Semiannually	MSCS	3/4/20	1.528%	461,560	(156)

27

Short-Term Investment-Grade Fund

Options Written (continued)
				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.836% Semiannually	GSCM	4/9/20	1.836%	60,899	(126)
5-Year CDX-NA-IG-S33-V1 Credit Protection Purchased, Pays 1.000% Quarterly	GSI	2/19/20	0.525%	183,272	(155)
5-Year CDX-NA-IG-S33-V1 Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	2/19/20	0.475%	122,178	(228)
5-Year CDX-NA-IG-S33-V1 Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	3/18/20	0.500%	183,272	(374)
					(1,361)
					(5,953)
Total Options Written (Premiums Received $6,958)					(7,354)

BNPSW—BNP Paribas.

GSI—Goldman Sachs International.

GSCM—Goldman Sachs Bank USA.

MSCS—Morgan Stanley Capital Services LLC.

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2020	357	47,001	13
5-Year U.S. Treasury Note	March 2020	300	36,096	34
				47

Short Futures Contracts
2-Year U.S. Treasury Note	March 2020	(4,106)	(888,372)	(926)
Euro-Schatz	March 2020	(5,135)	(638,323)	(782)
Euro-Bobl	March 2020	(1,724)	(258,045)	(1,800)
Ultra 10-Year U.S. Treasury Note	March 2020	(1,493)	(217,465)	(2,413)
Ultra Long U.S. Treasury Bond	March 2020	(716)	(138,680)	(1,047)
Euro-Bund	March 2020	(706)	(137,055)	(2,539)
AUD 3-Year Treasury Bond	March 2020	(836)	(64,906)	(119)
Long Gilt	March 2020	(295)	(52,566)	(588)
AUD 10-Year Treasury Bond	March 2020	(174)	(17,225)	(253)

28

Short-Term Investment-Grade Fund

Futures Contracts (continued)
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Euro-BTP	March 2020	(92)	(15,104)	(627)
Euro-Buxl	March 2020	(16)	(3,742)	(146)
				(11,240)
				(11,193)

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Royal Bank of Canada	3/18/20	EUR	60,211	USD	67,244	—	(272)
BNP Paribas	3/18/20	EUR	57,646	USD	64,139	—	(20)
J.P. Morgan Securities LLC	3/18/20	GBP	9,208	USD	12,110	64	—
HSBC Bank USA, N.A.	3/18/20	USD	587,394	EUR	521,653	7,162	—
Toronto-Dominion Bank	3/18/20	USD	578,833	AUD	838,274	17,211	—
Morgan Stanley Capital Services LLC	3/18/20	USD	277,993	EUR	247,260	2,968	—
Royal Bank of Canada	3/18/20	USD	216,376	EUR	194,035	552	—
Royal Bank of Canada	3/18/20	USD	210,458	GBP	157,473	2,249	—
UBS AG	3/18/20	USD	118,072	EUR	106,077	82	—
Goldman Sachs Bank USA	3/18/20	USD	66,336	EUR	59,450	210	—
BNP Paribas	3/18/20	USD	64,645	AUD	94,222	1,520	—
Morgan Stanley Capital Services LLC	3/18/20	USD	54,706	EUR	49,233	—	(57)
Bank of America, N.A.	3/18/20	USD	52,965	EUR	47,894	—	(308)
Deutsche Bank AG	3/18/20	USD	38,508	EUR	34,813	—	(214)
Morgan Stanley Capital Services LLC	3/18/20	USD	26,895	AUD	39,081	712	—
Bank of America, N.A.	3/18/20	USD	19,746	GBP	15,000	—	(87)
BNP Paribas	3/18/20	USD	19,293	EUR	17,475	—	(144)
Bank of America, N.A.	3/18/20	USD	13,490	EUR	12,030	109	—
Citigroup Global Markets Inc.	3/18/20	USD	4,266	GBP	3,257	—	(41)
Bank of America, N.A.	3/18/20	USD	3,918	AUD	5,662	125	—
Citigroup Global Markets Inc.	3/18/20	USD	3,036	AUD	4,390	94	—
HSBC Bank USA, N.A.	3/18/20	USD	154	JPY	16,803	—	(1)
						33,058	(1,144)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

29

Short-Term Investment-Grade Fund

Centrally Cleared Credit Default Swaps
				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)[1]	Value	(Depreciation )
Reference Entity	Date		(000)	(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S33-V1	12/20/29	USD	64,218	1.000		58	649

Credit Protection Purchased
CDX-NA-HY-S33-V2	12/20/24	USD	30,125	(5.000)		(2,502)	342
CDX-NA-IG-S33-V1	12/20/22	USD	183,467	(1.000)		(3,895)	(104)
CDX-NA-IG-S33-V1	12/20/24	USD	12,608	(1.000)		(297)	16
iTraxx Europe-S32-V1	12/20/24	EUR	126,550	(1.000)		(3,715)	(235)
							19
							668

1 Periodic premium received/paid quarterly.

EUR—euro.

USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	32,955	1.000		632	(268)	364	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	16,580	1.000		372	(164)	208	—
Boeing Co./A2	6/20/24	GSI	24,365	1.000		360	(519)	—	(159)
Metlife Inc./A3	12/20/20	GSCM	14,025	1.000		110	—	110	—
Metlife Inc./A3	12/20/21	BARC	6,575	1.000		100	(4)	96	—
People’s Republic of China/A3	6/20/22	BNPSW	26,335	1.000		501	(109)	392	—
People’s Republic of China/A3	6/20/24	GSI	20,715	1.000		542	(418)	124	—
Republic of Turkey/Ba2	12/20/24	HSBCC	6,790	1.000		(430)	896	466	—
Verizon Communications Inc./Baa1	12/20/22	GSI	33,580	1.000		697	(335)	362	—
						2,884	(921)	2,122	(159)

30

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
								Remaining
					Periodic			Up-Front
					Premium			Premium
			Notional		Received			Received	Unrealized	Unrealized
Reference	Termination		Amount		(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)		(%	)	($000)	($000)	($000)	($000)
Credit Protection Purchased
American International Group Inc.	6/20/20	BOANA	11,720		(1.000)		(44)	17	—	(27)
American International Group Inc.	6/20/20	BOANA	11,720		(1.000)		(44)	17	—	(27)
American International Group Inc.	12/20/20	GSCM	14,025		(1.000)		(119)	56	—	(63)
American International Group Inc.	12/20/20	GSCM	6,990		(1.000)		(60)	(19)	—	(79)
Autozone Inc.	12/20/20	GSCM	9,760		(1.000)		(84)	62	—	(22)
Bank of America Corp.	3/20/20	GSCM	21,610		(1.000)		(27)	9	—	(18)
Bank of China Ltd.	12/20/21	BNPSW	13,100		(1.000)		(215)	(17)	—	(232)
Bank of China Ltd.	6/20/22	BNPSW	26,335		(1.000)		(522)	2	—	(520)
Bank of China Ltd.	6/20/23	BNPSW	19,485		(1.000)		(486)	213	—	(273)
Commerzbank AG	6/20/21	BOANA	24,410		(1.000)		(258)	(80)	—	(338)
CVS Health Corp.	12/20/20	BOANA	9,760		(1.000)		(80)	60	—	(20)
CVS Health Corp.	12/20/20	BOANA	9,760		(1.000)		(81)	61	—	(20)
CVS Health Corp.	12/20/20	BOANA	4,880		(1.000)		(40)	30	—	(10)
CVS Health Corp.	12/20/20	BOANA	4,880		(1.000)		(40)	23	—	(17)
CVS Health Corp.	12/20/21	BARC	19,535		(1.000)		(304)	246	—	(58)
CVS Health Corp.	12/20/21	BARC	6,620		(1.000)		(103)	81	—	(22)
CVS Health Corp.	12/20/21	JPMC	29,300		(1.000)		(455)	321	—	(134)
Deutsche Bank AG	12/20/22	JPMC	33,535		(1.000)		(185)	93	—	(92)
Deutsche Bank AG	12/20/24	GSI	7,950	[1]	(1.000)		62	(209)	—	(147)
Dominion Energy Inc.	12/20/20	JPMC	97,580		(1.000)		(858)	589	—	(269)

31

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Dominion Energy Inc.	12/20/20	JPMC	97,580	(1.000)		(858)	615	—	(243)
Federation of Malaysia	12/20/24	BNPSW	13,595	(1.000)		(379)	317	—	(62)
Federative Republic of Brazil	12/20/24	GSI	17,664	(1.000)		23	(165)	—	(142)
Federative Republic of Brazil	12/20/24	MSCS	9,300	(1.000)		12	(87)	—	(75)
Federative Republic of Brazil	12/20/25	BOANA	23,222	(1.000)		257	(3,927)	—	(3,670)
Federative Republic of Brazil	12/20/25	GSCM	10,925	(1.000)		121	(1,724)	—	(1,603)
Lincoln National Corp.	6/20/21	BARC	3,340	(1.000)		(41)	(26)	—	(67)
Lincoln National Corp.	6/20/21	BARC	3,335	(1.000)		(41)	25	—	(16)
Lincoln National Corp.	12/20/21	BARC	6,575	(1.000)		(105)	(6)	—	(111)
McDonald’s Corp.	6/20/22	GSI	26,675	(1.000)		(588)	408	—	(180)
Raytheon Co.	12/20/21	GSI	24,420	(1.000)		(445)	339	—	(106)
Raytheon Co.	12/20/21	GSI	24,415	(1.000)		(445)	336	—	(109)
Republic of Chile	12/20/24	GSI	9,710	(1.000)		(230)	280	50	—
Republic of Colombia	12/20/24	GSI	9,157	(1.000)		(85)	97	12	—
Republic of Colombia	12/20/24	MSCS	29,205	(1.000)		(272)	108	—	(164)
Republic of South Africa	12/20/24	JPMC	18,875	(1.000)		723	(729)	—	(6)
Republic of South Africa	12/20/24	MSCS	4,600	(1.000)		176	(180)	—	(4)
Republic of Turkey	12/20/22	HSBCC	9,630	(1.000)		204	(687)	—	(483)
Republic of Turkey	12/20/24	MSCS	16,070	(1.000)		997	(1,925)	—	(928)
Societe Generale SA	12/20/21	JPMC	9,765	(1.000)		(171)	23	—	(148)
Standard Chartered Bank	12/20/21	JPMC	16,475	(1.000)		(284)	(14)	—	(298)

32

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
State of Qatar	6/20/22	BOANA	1,500	(1.000)		(29)	(9)	—	(38)
State of Qatar	6/20/22	CITNA	3,450	(1.000)		(67)	(19)	—	(86)
United Mexican States	12/20/24	CITNA	8,785	(1.000)		(75)	(61)	—	(136)
United Mexican States	12/20/24	GSI	15,180	(1.000)		(129)	70	—	(59)
United Mexican States	12/20/24	GSI	7,275	(1.000)		(62)	33	—	(29)
UnitedHealth Group Inc.	6/20/20	CSFBI	19,530	(1.000)		(73)	57	—	(16)
Wells Fargo & Co.	9/20/20	BOANA	25,940	(1.000)		(149)	68	—	(81)
						(5,958)	(5,228)	62	(11,248)
						(3,074)	(6,149)	2,184	(11,407)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank, N.A.

CSFBI—Credit Suisse First Boston International.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

HSBCC—HSBC Bank USA, N.A.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

At January 31, 2020, the counterparties had deposited in segregated accounts securities with a value of $18,191,000 and cash of $20,210,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

33

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
3/18/21	3/18/20[1]	240,570	1.750		(0.000)		627	399
3/7/22	3/6/20[1]	63,324	(1.584)		0.000		(279)	(280)
3/18/22	3/18/20[1]	245,586	(1.750)		0.000		(1,925)	(1,214)
3/20/23	3/18/20[1]	331,628	(1.750)		0.000		(4,308)	(2,732)
3/18/24	3/18/20[1]	201,832	(1.750)		0.000		(3,503)	(2,335)
3/18/25	3/18/20[1]	291,954	(1.750)		0.000		(6,117)	(4,400)
3/18/27	3/18/20[1]	112,154	(2.000)		0.000		(4,738)	(2,365)
1/23/30	N/A	11,767	(1.737)		1.806		(351)	(351)
1/29/30	N/A	19,488	1.550		(1.775)		155	154
1/29/30	N/A	17,530	1.550		(1.775)		138	138
2/4/30	2/4/20[1]	6,721	1.448		(0.000)		(12)	(12)
							(20,313)	(12,998)

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid semiannually.
3	Based on 3-month LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	1,800,419
Total Income	1,800,419
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8,269
Management and Administrative—Investor Shares	13,865
Management and Administrative—Admiral Shares	33,000
Management and Administrative—Institutional Shares	5,307
Marketing and Distribution—Investor Shares	850
Marketing and Distribution—Admiral Shares	2,514
Marketing and Distribution—Institutional Shares	413
Custodian Fees	317
Auditing Fees	49
Shareholders’ Reports—Investor Shares	162
Shareholders’ Reports—Admiral Shares	433
Shareholders’ Reports—Institutional Shares	21
Trustees’ Fees and Expenses	32
Total Expenses	65,232
Net Investment Income	1,735,187
Realized Net Gain (Loss)
Investment Securities Sold[1]	288,392
Futures Contracts	(183,741)
Options Purchased	672
Options Written	24,650
Swap Contracts	(87,506)
Forward Currency Contracts	42,139
Foreign Currencies	(7,167)
Realized Net Gain (Loss)	77,439
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,581,851
Futures Contracts	15,380
Options Purchased	(1,113)
Options Written	208
Swap Contracts	(4,987)

35

Short-Term Investment-Grade Fund

Statement of Operations (continued)
Year Ended
January 31, 2020
($000)
Forward Currency Contracts	48,917
Foreign Currencies	161
Change in Unrealized Appreciation (Depreciation)	1,640,417
Net Increase (Decrease) in Net Assets Resulting from Operations	3,453,043

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $23,100,000, $434,000, and ($42,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,735,187	1,684,700
Realized Net Gain (Loss)	77,439	(577,386)
Change in Unrealized Appreciation (Depreciation)	1,640,417	172,421
Net Increase (Decrease) in Net Assets Resulting from Operations	3,453,043	1,279,735
Distributions
Net Investment Income
Investor Shares	(225,153)	(229,139)
Admiral Shares	(1,227,964)	(1,151,441)
Institutional Shares	(305,277)	(303,737)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(1,758,394)	(1,684,317)
Capital Share Transactions
Investor Shares	108,286	(1,424,483)
Admiral Shares	2,814,824	(1,672,327)
Institutional Shares	438,767	(1,389,223)
Net Increase (Decrease) from Capital Share Transactions	3,361,877	(4,486,033)
Total Increase (Decrease)	5,056,526	(4,890,615)
Net Assets
Beginning of Period	58,164,154	63,054,769
End of Period	63,220,680	58,164,154

See accompanying Notes, which are an integral part of the Financial Statements.

37

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.50	$10.57	$10.65	$10.60	$10.73
Investment Operations
Net Investment Income	.297[1]	.283[1]	.224[1]	.213	.204
Net Realized and Unrealized Gain (Loss) on Investments	.304	(.069)	(.087)	.053	(.123)
Total from Investment Operations	.601	.214	.137	.266	.081
Distributions
Dividends from Net Investment Income	(.301)	(.284)	(.215)	(.205)	(.209)
Distributions from Realized Capital Gains	—	—	(.002)	(.011)	(.002)
Total Distributions	(.301)	(.284)	(.217)	(.216)	(.211)
Net Asset Value, End of Period	$10.80	$10.50	$10.57	$10.65	$10.60

Total Return[2]	5.79%	2.07%	1.29%	2.52%	0.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,179	$7,846	$9,333	$9,558	$9,840
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.71%	2.11%	2.00%	1.91%
Portfolio Turnover Rate	76%[3]	71%[3]	86%	68%	75%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.50	$10.57	$10.65	$10.60	$10.73
Investment Operations
Net Investment Income	.308[1]	.294[1]	.236[1]	.224	.215
Net Realized and Unrealized Gain (Loss) on Investments	.304	(.070)	(.088)	.053	(.123)
Total from Investment Operations	.612	.224	.148	.277	.092
Distributions
Dividends from Net Investment Income	(.312)	(.294)	(.226)	(.216)	(.220)
Distributions from Realized Capital Gains	—	—	(.002)	(.011)	(.002)
Total Distributions	(.312)	(.294)	(.228)	(.227)	(.222)
Net Asset Value, End of Period	$10.80	$10.50	$10.57	$10.65	$10.60

Total Return[2]	5.90%	2.17%	1.39%	2.62%	0.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44,211	$40,218	$42,156	$38,564	$33,857
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.88%	2.81%	2.21%	2.10%	2.01%
Portfolio Turnover Rate	76%[3]	71%[3]	86%	68%	75%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.50	$10.57	$10.65	$10.60	$10.73
Investment Operations
Net Investment Income	.311[1]	.297[1]	.240[1]	.227	.218
Net Realized and Unrealized Gain (Loss) on Investments	.304	(.070)	(.089)	.053	(.123)
Total from Investment Operations	.615	.227	.151	.280	.095
Distributions
Dividends from Net Investment Income	(.315)	(.297)	(.229)	(.219)	(.223)
Distributions from Realized Capital Gains	—	—	(.002)	(.011)	(.002)
Total Distributions	(.315)	(.297)	(.231)	(.230)	(.225)
Net Asset Value, End of Period	$10.80	$10.50	$10.57	$10.65	$10.60

Total Return	5.93%	2.20%	1.42%	2.65%	0.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,830	$10,100	$11,566	$9,949	$9,205
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.84%	2.24%	2.13%	2.04%
Portfolio Turnover Rate	76%2	71%[2]	86%	68%	75%

1	Calculated based on average shares outstanding.
2	Includes 1% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

41

Short-Term Investment-Grade Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2020, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

42

Short-Term Investment-Grade Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the

43

Short-Term Investment-Grade Fund

fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may

44

Short-Term Investment-Grade Fund

default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

45

Short-Term Investment-Grade Fund

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

46

Short-Term Investment-Grade Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,728,000, representing less than 0.01% of the fund’s net assets and 1.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,425,489	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	14,693,709	34,982
Corporate Bonds	—	40,664,757	3
Sovereign Bonds	—	3,079,419	—
Taxable Municipal Bonds	—	32,408	—
Temporary Cash Investments	158,257	—	—
Options Purchased	166	3,132	—
Options Written	(1,401)	(5,953)	—
Futures Contracts—Assets[1]	174	—	—
Futures Contracts—Liabilities[1]	(5,114)	—	—
Forward Currency Contracts—Assets	—	33,058	—
Forward Currency Contracts—Liabilities	—	(1,144)	—
Swap Contracts—Assets	456[1]	2,184	—
Swap Contracts—Liabilities	(2,954)[1]	(11,407)	—
Total	149,584	62,915,652	34,985

1	Represents variation margin on the last day of the reporting period.

47

Short-Term Investment-Grade Fund

D.  At January 31, 2020, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

Interest Rate		Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	2,504	—	794	3,298
Variation Margin Receivable—Futures Contracts	174	—	—	174
Variation Margin Receivable—CC Swap Contracts	265	—	191	456
Unrealized Appreciation—Forward Currency Contracts	—	33,058	—	33,058
Unrealized Appreciation—OTC Swap Contracts	—	—	2,184	2,184
Total Assets	2,943	33,058	3,169	39,170

Options Written	(5,953)	—	(1,401)	(7,354)
Variation Margin Payable—Futures Contracts	(5,114)	—	—	(5,114)
Variation Margin Payable—CC Swap Contracts	(2,737)	—	(217)	(2,954)
Unrealized Depreciation—Forward Currency Contracts	—	(1,144)	—	(1,144)
Unrealized Depreciation—OTC Swap Contracts	—	—	(11,407)	(11,407)
Total Liabilities	(13,804)	(1,144)	(13,025)	(27,973)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2020, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(183,741)	—	—	(183,741)
Options Purchased	2,640	—	(1,968)	672
Options Written	15,852	—	8,798	24,650
Swap Contracts	(71,375)	—	(16,131)	(87,506)
Forward Currency Contracts	—	42,139	—	42,139
Realized Net Gain (Loss) on Derivatives	(236,624)	42,139	(9,301)	(203,786)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	15,380	—	—	15,380
Options Purchased	(1,146)	—	33	(1,113)
Options Written	(765)	—	973	208
Swap Contracts	(2,467)	—	(2,520)	(4,987)
Forward Currency Contracts	—	48,917	—	48,917
Change in Unrealized Appreciation (Depreciation) on Derivatives	11,002	48,917	(1,514)	58,405

48

Short-Term Investment-Grade Fund

E.       Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and options, payables for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	36,586
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(647,892)
Net Unrealized Gains (Losses)	1,334,563

* The fund used capital loss carryforwards of $109,930,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	61,736,452
Gross Unrealized Appreciation	1,467,481
Gross Unrealized Depreciation	(133,134)
Net Unrealized Appreciation (Depreciation)	1,334,347

49

Short-Term Investment-Grade Fund

F.       During the year ended January 31, 2020, the fund purchased $36,595,813,000 of investment securities and sold $29,484,775,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,935,265,000 and $14,565,399,000, respectively.

G.       Capital share transactions for each class of shares were:

		Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,636,784	153,429	1,325,422	126,687
Issued in Lieu of Cash Distributions	209,166	19,568	206,614	19,752
Redeemed	(1,737,664)	(162,876)	(2,956,519)	(282,593)
Net Increase (Decrease)—Investor Shares	108,286	10,121	(1,424,483)	(136,154)
Admiral Shares
Issued	11,770,080	1,102,886	11,332,613	1,083,427
Issued in Lieu of Cash Distributions	981,607	91,821	920,232	87,968
Redeemed	(9,936,863)	(931,111)	(13,925,172)	(1,331,637)
Net Increase (Decrease)—Admiral Shares	2,814,824	263,596	(1,672,327)	(160,242)
Institutional Shares
Issued	2,677,282	250,889	3,255,614	311,004
Issued in Lieu of Cash Distributions	282,087	26,388	271,951	25,995
Redeemed	(2,520,602)	(236,348)	(4,916,788)	(469,832)
Net Increase (Decrease)—Institutional Shares	438,767	40,929	(1,389,223)	(132,833)

H.       Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

50

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund Investor Shares	10.76%	3.68%	4.97%	$16,244
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	13.55	4.48	5.82	17,606
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund Admiral Shares	10.87%	3.79%	5.08%	$82,050
Bloomberg Barclays U.S. 5–10 Year Credit Bond Index	13.55	4.48	5.82	88,029
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

51

Intermediate-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2020

Asset-Backed	6.4%
Commercial Mortgage-Backed	10.0
Finance	28.4
Foreign	5.4
Government Mortgage-Backed	8.0
Industrial	32.2
Treasury/Agency	5.3
Utilities	4.1
Other	0.2

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

52

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S.	Government and Agency Obligations
U.S.	Government Securities
[1]	United States Treasury Note/Bond	1.500%	11/30/24	350,000	353,006	1.1%
	United States Treasury Note/Bond	1.500%	10/31/24	250,000	252,030	0.8%
	United States Treasury Note/Bond	2.875%	4/30/25	200,000	215,438	0.6%
[1]	United States Treasury Note/Bond	1.875%	6/30/26	200,000	205,750	0.6%
	United States Treasury Note/Bond	1.750%	11/15/29	200,000	204,344	0.6%
	United States Treasury Note/Bond	1.625%	8/15/29	175,000	176,858	0.5%
[2,3,4]	United States Treasury Note/Bond	2.875%	5/15/28	140,000	155,357	0.5%
	United States Treasury Note/Bond	2.875%	5/31/25	135,000	145,568	0.4%
	United States Treasury Note/Bond	1.625%	10/31/26	50,000	50,664	0.2%
					1,759,015	5.3%

Agency Notes †					6,871	0.0%

Conventional Mortgage-Backed Securities
[5,6]	Fannie Mae Pool	3.000%	12/1/49	232,119	235,698	0.7%
[5,6]	Fannie Mae Pool	3.000%–5.000%	11/1/42–3/1/50	193,403	208,066	0.6%
	Conventional Mortgage-Backed Securities—Other †				57,073	0.2%
					500,837	1.5%
	Nonconventional Mortgage-Backed Securities
[5,6]	Fannie Mae REMICS	1.750%	3/25/46	82,530	81,706	0.2%
[5,6]	Fannie Mae REMICS	2.500%	9/25/49	25,600	26,304	0.1%
	Nonconventional Mortgage-Backed Securities—Other †				161,360	0.5%
					269,370	0.8%
Total U.S. Government and Agency Obligations (Cost $2,483,549)					2,536,093	7.6%

53

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
5,7	ARL Second LLC 2014-1A	2.920%	6/15/44	3,855	3,877	0.0%
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%–4.506%	9/15/48	7,626	8,143	0.0%
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	1,540	1,690	0.0%
5,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,562	0.0%
5,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,083	0.0%
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	6,220	0.0%
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%–4.371%	9/10/46	2,564	2,740	0.0%
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%–4.023%	3/10/47	16,764	18,043	0.1%
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%–3.855%	5/10/47	23,288	24,798	0.1%
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%–4.586%	7/10/47	17,385	18,522	0.1%
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%–4.676%	10/10/47	23,444	25,042	0.1%
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,769	0.0%
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	38,770	42,230	0.1%
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%–4.725%	9/10/58	25,499	27,851	0.1%
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	9,545	10,210	0.0%
5	Citigroup Commercial Mortgage Trust 2016-C2	2.575%	8/10/49	7,470	7,683	0.0%
5	Citigroup Commercial Mortgage Trust 2016-GC37	3.050%	4/10/49	22,200	23,413	0.1%
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	19,310	20,311	0.1%
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	6,425	7,016	0.0%
5	Citigroup Commercial Mortgage Trust 2017-P8	3.465%–4.411%	9/15/50	19,670	21,350	0.1%
5	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	900	1,035	0.0%
5	Citigroup Commercial Mortgage Trust 2018-C6	4.343%–4.412%	11/10/51	18,880	21,761	0.1%
5	Citigroup Commercial Mortgage Trust 2019-C7	2.860%–3.102%	12/15/72	51,268	54,484	0.2%
5,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	7,357	7,429	0.0%
5,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	9,441	9,553	0.0%
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,581	1,598	0.0%
5	Drive Auto Receivables Trust 2018-2	3.630%–4.140%	8/15/24	18,913	19,208	0.1%

54

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Drive Auto Receivables Trust 2018-3	3.370%–4.300%	9/15/22–9/16/24	25,128	25,512	0.1%
5	Drive Auto Receivables Trust 2018-5	3.680%–4.300%	7/15/23–4/15/26	33,460	34,305	0.1%
5	Drive Auto Receivables Trust 2019-2	3.690%	8/17/26	5,630	5,821	0.0%
5,6	Fannie Mae-Aces 2011-84A	5.250%	9/25/41	14,376	16,603	0.1%
5,6	Fannie Mae-Aces 2013-19A	3.500%	3/25/43	20,189	22,256	0.1%
5,6	Fannie Mae-Aces 2016-53KA	1.850%	8/25/46	37,910	37,680	0.1%
5,6	Fannie Mae-Aces 2018-49E	3.500%	7/25/48	2,108	2,217	0.0%
5,6	Fannie Mae-Aces 2018-73E	4.000%	10/25/48	7,779	8,453	0.0%
5,6	FHLMC Multifamily Structured Pass Through Certificates 4945F	2.500%	9/25/49	77,652	79,471	0.2%
5,7	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,634	0.0%
5,7	GS Mortgage Securities Trust 2010-C2	5.352%	12/10/43	1,370	1,400	0.0%
5,7	GS Mortgage Securities Trust 2011-GC3	5.824%	3/10/44	2,650	2,728	0.0%
5,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,811	0.0%
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,073	0.0%
5	GS Mortgage Securities Trust 2012-GCJ7	5.875%	5/10/45	2,140	2,250	0.0%
5,7	GS Mortgage Securities Trust 2013-GC13	4.186%–4.219%	7/10/46	1,395	1,464	0.0%
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,678	5,890	0.0%
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%–4.243%	8/10/46	6,677	6,995	0.0%
5	GS Mortgage Securities Trust 2014-GC20	3.998%–4.258%	4/10/47	11,859	12,767	0.0%
5	GS Mortgage Securities Trust 2014-GC24	3.931%–4.665%	9/10/47	27,220	28,878	0.1%
5	GS Mortgage Securities Trust 2014-GC26	3.364%–3.629%	11/10/47	25,550	27,304	0.1%
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,286	9,739	0.0%
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	2,398	2,565	0.0%
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,615	5,035	0.0%
5	GS Mortgage Securities Trust 2015-GC34	3.244%–4.807%	10/10/48	24,930	26,703	0.1%
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	2,220	2,325	0.0%
5	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	10,220	11,079	0.0%
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	5,335	6,098	0.0%
5	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	3,080	3,506	0.0%

55

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	6,528	7,033	0.0%
5	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	13,130	13,981	0.1%
5	GS Mortgage Securities Trust 2020-GC45	2.843%–2.911%	2/13/53	48,696	51,455	0.1%
5,7	Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	11,190	11,358	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%–3.792%	8/15/45	24,502	25,388	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,277	5,393	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	3,074	3,215	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%–4.298%	8/15/46	14,888	15,778	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%–4.259%	10/15/46	2,639	2,817	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	400	431	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%–3.214%	2/15/46	4,470	4,590	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	12,980	13,463	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%–4.384%	2/15/47	3,900	4,211	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%–5.073%	4/15/47	32,837	35,393	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%–4.929%	6/15/47	19,323	20,728	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%–4.011%	8/15/47	30,076	32,256	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	5,430	5,884	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%–3.526%	12/15/47	10,713	11,203	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%–3.249%	2/15/48	19,092	19,941	0.1%

56

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%–3.719%	7/15/50	9,400	10,082	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%–3.732%	5/15/48	38,730	42,036	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	8,263	8,963	0.0%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.058%–4.907%	5/15/49	25,849	27,616	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	30,527	33,609	0.1%
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	6,550	7,176	0.0%
5	Morgan Stanley Capital I Trust 2012-C4	3.244%–3.773%	3/15/45	4,700	4,820	0.0%
5,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,578	0.0%
5,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,845	0.0%
5,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,846	0.0%
5,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	4,398	4,668	0.0%
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%–4.738%	12/15/48	54,215	59,212	0.2%
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	5,260	5,590	0.0%
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	32,178	33,513	0.1%
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	10,920	11,814	0.0%
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%–3.587%	12/15/50	6,306	6,865	0.0%
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	6,730	7,529	0.0%
5	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/52	23,310	25,064	0.1%
5	Morgan Stanley Captial I Trust 2016-BNK2	2.791%	11/15/49	8,300	8,594	0.0%
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,450	0.0%
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	3,773	3,785	0.0%
5	Santander Drive Auto Receivables Trust 2018-1	2.960%–3.320%	3/15/24	13,520	13,624	0.1%
5	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	21,950	22,544	0.1%
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	11,000	11,351	0.0%

57

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	17,580	18,130	0.1%
5	Wells Fargo Commercial Mortgage Trust 2012- LC5	2.918%–3.539%	10/15/45	12,847	13,257	0.1%
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%–4.218%	7/15/46	8,696	9,304	0.0%
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%–4.458%	8/15/50	30,410	32,437	0.1%
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	13,210	14,109	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	30,685	32,447	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	15,822	16,949	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%–4.363%	6/15/48	19,003	20,542	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%–4.646%	9/15/58	16,600	17,852	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%–4.685%	9/15/58	18,104	19,740	0.1%
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	23,664	25,762	0.1%
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	12,670	13,114	0.0%
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	9,166	9,947	0.0%
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%–3.794%	12/15/49	21,880	24,148	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	6,905	7,527	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%–3.418%	9/15/50	22,830	24,768	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017- C40	3.581%	10/15/50	15,380	16,895	0.1%
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	12,360	13,481	0.1%

58

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	6,745	7,433	0.0%
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	2,712	2,980	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	12,380	13,195	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	4,315	4,927	0.0%
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%–4.442%	9/15/61	13,290	15,315	0.1%
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	11,180	12,589	0.0%
5	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%–4.023%	3/15/52	6,050	6,810	0.0%
5	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	3,710	4,069	0.0%
5	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	7,970	8,387	0.0%
5	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	7,390	7,944	0.0%
§,7	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				4,138,615	12.3%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,814,784)					6,008,548	17.9%
Corporate Bonds
Finance
	Banking
	Banco Santander SA	2.706%–4.379%	6/27/24–6/27/29	138,315	147,016	0.4%
5	Bank of America Corp.	2.884%–4.271%	3/15/25–10/22/30	412,130	444,444	1.3%
	Bank of Montreal	3.300%	2/5/24	76,000	80,120	0.2%
	Credit Suisse AG	3.625%	9/9/24	67,150	71,959	0.2%
	Goldman Sachs Group Inc.	3.750%	5/22/25	86,497	93,186	0.3%
5	Goldman Sachs Group Inc.	3.272%–4.223%	7/8/24–5/1/29	187,418	201,608	0.6%
8,9	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	2.477%	5/2/24	30,700	20,841	0.1%
5	HSBC Holdings plc	4.041%	3/13/28	75,599	82,643	0.3%
5	HSBC Holdings plc	2.633%–4.583%	5/18/24–5/22/30	238,458	258,789	0.8%
8,9	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	2.002%	2/16/24	28,200	18,855	0.1%
5	JPMorgan Chase & Co.	1.090%–4.005%	3/1/24–7/24/38	440,145	470,948	1.4%

59

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	91,027	98,321	0.3%
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	72,000	76,251	0.2%
	Morgan Stanley	3.875%	1/27/26	85,427	93,196	0.3%
	Morgan Stanley	3.625%	1/20/27	69,180	75,170	0.2%
[5]	Morgan Stanley	2.699%–4.000%	4/29/25–1/22/31	158,701	168,148	0.5%
	Royal Bank of Canada	2.250%	11/1/24	90,679	92,263	0.3%
	Santander Holdings USA Inc.	3.500%–4.400%	6/7/24–7/13/27	41,222	43,314	0.1%
7	Santander UK Group Holdings plc	4.750%	9/15/25	17,061	18,599	0.1%
	Santander UK plc	2.875%–4.000%	3/13/24–6/18/24	46,110	48,896	0.2%
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	114,000	119,642	0.4%
	Sumitomo Mitsui Financial Group Inc.	2.632%–4.306%	7/16/24–1/15/30	230,912	242,370	0.7%
	Truist Bank	3.200%	4/1/24	102,525	107,771	0.3%
	Wells Fargo & Co.	3.000%	4/22/26	77,841	81,236	0.2%
5	Wells Fargo & Co.	2.406%–4.150%	9/9/24–10/30/30	283,756	298,413	0.9%
10	Wells Fargo Bank NA	5.250%	8/1/23	6,500	9,709	0.0%
§,7	Banking—Other †				3,315,021	9.8%
7	Brokerage †				507,812	1.5%
7	Finance Companies †				68,471	0.2%
7	Insurance †				876,619	2.6%
	Other Finance †				8,929	0.0%
7	Real Estate Investment Trusts †				1,132,010	3.4%
					9,372,570	27.9%
Industrial
7	Basic Industry †				322,170	0.9%
	Capital Goods
	Lockheed Martin Corp.	3.550%	1/15/26	65,444	71,447	0.2%
	United Technologies Corp.	3.125%	5/4/27	75,965	81,485	0.3%
7	Capital Goods—Other †				599,534	1.7%
	Communication
	Comcast Corp.	3.375%	8/15/25	84,848	91,144	0.3%
	Comcast Corp.	2.350%–4.150%	2/15/25–2/1/30	232,074	249,202	0.7%
7	Sky Ltd.	3.750%	9/16/24	20,000	21,500	0.1%
7	Communication—Other †				810,201	2.4%
	Consumer Cyclical
	Visa Inc.	3.150%	12/14/25	120,737	129,732	0.4%
7	Consumer Cyclical—Other †				1,072,758	3.2%
	Consumer Noncyclical
7	AbbVie Inc.	2.150%	11/19/21	75,000	75,427	0.2%
7,8	AbbVie Inc.	2.950%	11/21/26	70,225	72,456	0.2%
7	Bristol-Myers Squibb Co.	2.900%	7/26/24	85,000	88,725	0.3%
7	Bristol-Myers Squibb Co.	3.200%	6/15/26	81,124	86,649	0.2%
	Gilead Sciences Inc.	3.500%	2/1/25	81,507	87,335	0.3%
	Medtronic Inc.	3.500%	3/15/25	69,286	75,038	0.2%
	Reynolds American Inc.	4.450%	6/12/25	72,408	79,219	0.2%
7	Consumer Noncyclical—Other †				2,223,386	6.7%

60

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Energy
	BP Capital Markets America Inc.	3.017%–4.234%	4/14/24–11/6/28	210,647	226,443	0.7%
	BP Capital Markets plc	3.279%–3.814%	2/10/24–9/19/27	106,158	113,704	0.3%
	ConocoPhillips Co.	4.950%	3/15/26	67,877	79,270	0.2%
	Exxon Mobil Corp.	2.275%	8/16/26	70,000	71,551	0.2%
	Shell International Finance BV	3.250%	5/11/25	85,903	91,884	0.3%
7	Energy—Other †				1,368,425	4.1%
	Other Industrial †				11,373	0.0%
	Technology
	Apple Inc.	2.750%	1/13/25	68,358	71,572	0.2%
	Apple Inc.	3.250%	2/23/26	88,151	94,985	0.3%
	Apple Inc.	2.450%	8/4/26	69,739	71,997	0.2%
	Apple Inc.	0.500%–3.450%	2/9/24–11/15/31	309,085	327,486	1.0%
	Fiserv Inc.	3.200%	7/1/26	92,520	97,721	0.3%
	International Business Machines Corp.	3.300%	5/15/26	108,665	116,966	0.4%
	International Business
	Machines Corp.	3.500%	5/15/29	73,015	80,222	0.2%
	Microsoft Corp.	2.400%	8/8/26	97,672	101,235	0.3%
	QUALCOMM Inc.	3.250%	5/20/27	85,553	91,827	0.3%
7	Technology—Other †				923,702	2.7%
7	Transportation †				389,997	1.2%
					10,567,768	31.4%
Utilities
7	Electric †				1,239,302	3.7%
7	Natural Gas †				74,097	0.2%
	Other Utility †				22,802	0.1%
					1,336,201	4.0%
Total Corporate Bonds (Cost $20,209,861)					21,276,539	63.3%
Sovereign Bonds
7	Emirate of Abu Dhabi	2.125%	9/30/24	91,000	91,543	0.3%
	Kingdom of Saudi Arabia	2.375%	10/26/21	131,077	132,166	0.4%
	Republic of Indonesia	3.750%	4/25/22	88,508	91,555	0.3%
	State of Qatar	3.375%	3/14/24	75,402	79,549	0.2%
7	Sovereign Bonds—Other †				1,662,841	4.9%
Total Sovereign Bonds (Cost $1,980,351)					2,057,654	6.1%
Taxable Municipal Bonds (Cost $59,185) †					62,345	0.2%
Common Stocks (Cost $48,288) †					50,142	0.2%

				Shares
Temporary Cash Investment
Money Market Fund
11	Vanguard Market Liquidity Fund (Cost $1,127,549)	1.730%		11,273,586	1,127,584	3.3%

61

Intermediate-Term Investment-Grade Fund

				Notional	Market	Percentage
	Expiration		Exercise	Amount	Value•	of Net
	Date	Contracts	Price	($000)	($000)	Assets
Options Purchased
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	797	$130.00	103,610	87	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
	Counterparty	Date	Rate	($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	47,725	427	0.0%
Put Swaptions
5-Year CDX-NA-HY-33-V2, Credit Protection Sold, Receives 5.000% Quarterly	BNPSW	3/18/20	1.060%	31,980	124	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	63,590	54	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	63,960	83	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	95,380	31	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	95,380	124	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	BOANA	3/18/20	0.475%	200,000	532	0.0%
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.475%	470,000	1,251	0.0%
					2,626	0.0%
Total Options Purchased (Cost $1,939)					2,713	0.0%
Total Investments (Cost $31,725,506)					33,121,618	98.6%

62

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.7%)
5,6,12	UMBS Pool	3.000%	2/1/49–2/1/50	(238,350)	(243,751)	-0.7%
5,6,12	UMBS Pool	4.000%	1/1/50–2/1/50	(3,600)	(3,760)	-0.0%
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $244,695)					(247,511)	-0.7%

					Amount
					($000)
Other Assets and Liabilities
Other Assets					2,669,375	7.9%
Other Liabilities					(1,938,668)	(5.8%)
					730,707	2.1%
Net Assets					33,604,814	100%

						Amount
						($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers						31,991,321
Affiliated Issuers						1,127,584
Options Purchased						2,713
Total Investments in Securities						33,121,618
Investment in Vanguard						1,433
Receivables for Investment Securities Sold						2,375,988
Receivables for Accrued Income						221,672
Receivables for Capital Shares Issued						30,344
Variation Margin Receivable—Futures Contracts						9,344
Variation Margin Receivable—CC Swap Contracts						220
Unrealized Appreciation—Forwards Contracts						9,713
Unrealized Appreciation—OTC Swap Contracts						2,502
Other Assets						18,159
Total Assets						35,790,993
Liabilities
Payables for Investment Securities Purchased						(1,879,222)
Payables for Capital Shares Redeemed						(24,808)
Payables for Distributions						(11,198)
Payables to Vanguard						(9,937)
Liability for Sale Commitments						(247,511)
Options Written, at Value						(2,732)
Variation Margin Payable—Futures Contracts						(3,656)
Variation Margin Payable—CC Swap Contracts						(1,367)
Unrealized Depreciation—Forwards Contracts						(368)
Unrealized Depreciation—OTC Swap Contracts						(5,323)
Other Liabilities						(57)
Total Liabilities						(2,186,179)
Net Assets						33,604,814

63

Intermediate-Term Investment-Grade Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	32,007,496
Total Distributable Earnings (Loss)	1,597,318
Net Assets	33,604,814

Investor Shares—Net Assets
Applicable to 240,295,743 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,458,630
Net Asset Value Per Share—Investor Shares	$10.23

Admiral Shares—Net Assets
Applicable to 3,044,094,306 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,146,184
Net Asset Value Per Share—Admiral Shares	$10.23

•	See Note A in Notes to Financial Statements.
§	Security value determined using significant unobservable inputs.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $3,176,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $9,543,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $30,311,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $1,548,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $4,314,719,000, representing 12.8% of net assets.
8	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in Australian dollars.
10	Face amount denominated in British pounds.
11	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
12	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CC—Centrally Cleared.

GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

64

Intermediate-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	797	$133.50	106,400	(125)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	429	130.75	56,092	(503)
					(628)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	429	$130.75	56,092	(114)
					(742)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
10-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.836% Semiannually	GSCM	4/9/20	1.836%	32,117	(1,195)
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.525%	95,380	(172)
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.500%	95,380	(134)
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.475%	63,590	(29)
					(1,530)

65

Intermediate-Term Investment-Grade Fund

Options Written (continued)
				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.836% Semiannually	GSCM	4/9/20	1.836%	32,117	(66)
5-Year CDX-NA-IG-33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	2/19/20	0.525%	95,380	(81)
5-Year CDX-NA-IG-33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	3/18/20	0.500%	95,380	(194)
5-Year CDX-NA-IG-33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	2/19/20	0.475%	63,590	(119)
					(460)
					(1,990)
Total Options Written (Premiums Received $2,286)					(2,732)

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

66

Intermediate-Term Investment-Grade Fund

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2020	15,037	1,979,715	31,707
5-Year U.S. Treasury Note	March 2020	14,561	1,751,984	18,541
				50,248

Short Futures Contracts
2-Year U.S. Treasury Note	March 2020	(3,752)	(811,780)	(1,890)
Ultra Long U.S. Treasury Bond	March 2020	(945)	(183,035)	(5,100)
Euro-Bund	March 2020	(674)	(130,843)	(2,789)
30-Year U.S. Treasury Bond	March 2020	(520)	(85,036)	(2,403)
Ultra 10-Year U.S. Treasury Note	March 2020	(540)	(78,654)	(1,137)
AUD 3-Year Treasury Bond	March 2020	(652)	(50,621)	(93)
Euro-Buxl	March 2020	(208)	(48,651)	(1,973)
Long Gilt	March 2020	(160)	(28,510)	(288)
Euro-Bobl	March 2020	(156)	(23,350)	(183)
Euro-Schatz	March 2020	(187)	(23,246)	(31)
AUD 10-Year Treasury Bond	March 2020	(169)	(16,730)	(246)
Euro-BTP	March 2020	(48)	(7,880)	(327)
				(16,460)
				33,788

67

Intermediate-Term Investment-Grade Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Goldman Sachs Bank USA	3/18/20	EUR	24,887	USD	27,770	—	(88)
BNP Paribas	3/18/20	EUR	24,235	USD	26,965	—	(9)
BNP Paribas	3/18/20	EUR	8,764	USD	9,702	46	—
BNP Paribas	3/18/20	GBP	2,310	USD	3,024	30	—
Toronto-Dominion Bank	3/18/20	GBP	2,068	USD	2,693	42	—
Bank of America, N.A.	3/18/20	GBP	1,342	USD	1,764	10	—
HSBC Bank USA, N.A.	3/18/20	USD	243,626	EUR	216,359	2,971	—
Toronto-Dominion Bank	3/18/20	USD	155,756	AUD	225,569	4,631	—
Royal Bank of Canada	3/18/20	USD	45,293	GBP	33,890	484	—
Bank of America, N.A.	3/18/20	USD	37,203	ZAR	541,276	1,364	—
Bank of America, N.A.	3/18/20	USD	32,278	EUR	29,188	—	(187)
Deutsche Bank AG	3/18/20	USD	21,102	EUR	18,968	5	—
State Street Bank & Trust Co.	3/18/20	USD	9,301	EUR	8,326	40	—
Morgan Stanley Capital Services LLC	3/18/20	USD	9,148	GBP	6,974	—	(73)
Bank of America, N.A.	3/18/20	USD	5,550	EUR	4,967	24	—
Bank of America, N.A.	3/18/20	USD	2,421	AUD	3,529	57	—
HSBC Bank USA, N.A.	3/18/20	USD	1,293	EUR	1,171	—	(9)
Morgan Stanley Capital Services LLC	3/18/20	USD	754	EUR	670	9	—
Barclays Bank plc	3/18/20	USD	191	EUR	173	—	(1)
HSBC Bank USA, N.A.	3/18/20	USD	76	JPY	8,326	—	(1)
						9,713	(368)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

ZAR—South African rand.

68

Intermediate-Term Investment-Grade Fund

Centrally Cleared Credit Default Swaps
				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)[1]	Value	(Depreciation )
Reference Entity	Date		(000)	(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S33-V1	12/20/24	USD	125,736	1.000		2,938	(134)
CDX-NA-IG-S33-V1	12/20/29	USD	33,275	1.000		30	336
						2,968	202

Credit Protection Purchased
CDX-NA-HY-S33-V2	12/20/24	USD	15,830	(5.000)		(1,315)	180
CDX-NA-IG-S33-V1	12/20/22	USD	95,065	(1.000)		(2,018)	(54)
iTraxx Europe-S32-V1	12/20/24	EUR	63,375	(1.000)		(1,861)	(117)
						(5,194)	9
						(2,226)	211

1 Periodic premium received/paid quarterly.

EUR—euro.

USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation	)
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
America Movil /A3	12/20/22	BARC	15,000	1.000		135	84	219	—
Berkshire Hathaway Inc./Aa2	6/20/22	BARC	15,760	1.000		302	(128)	174	—
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	7,605	1.000		171	(75)	96	—
Berkshire Hathaway Inc./Aa2	12/20/24	BARC	19,400	1.000		607	(561)	46	—
Berkshire Hathaway Inc./Aa2	12/20/24	JPMC	9,400	1.000		294	(263)	31	—
Metlife Inc./A3	12/20/20	GSCM	5,625	1.000		44	—	44	—
Metlife Inc./A3	12/20/21	BARC	3,165	1.000		48	(2)	46	—
Metlife Inc./A3	6/20/24	BARC	24,300	1.000		612	(19)	593	—
People’s Republic of China/A3	6/20/22	BNPSW	22,800	1.000		434	(94)	340	—

69

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Republic of Turkey/Ba2	12/20/24	HSBCC	9,650	1.000		(611)	1,273	662	—
Verizon Communications Inc./Baa1	12/20/22	GSI	15,585	1.000		325	(157)	168	—
						2,361	58	2,419	—

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Purchased
American International Group Inc.	12/20/20	GSCM	5,625	(1.000)		(48)	23	—	(25)
American International Group Inc.	12/20/20	GSCM	2,835	(1.000)		(24)	(8)	—	(32)
Bank of America Corp.	3/20/20	GSCM	7,870	(1.000)		(10)	4	—	(6)
Bank of China Ltd.	12/20/21	BNPSW	6,200	(1.000)		(102)	(8)	—	(110)
Bank of China Ltd.	6/20/22	BNPSW	22,800	(1.000)		(452)	2	—	(450)
Commerzbank AG	6/20/21	BOANA	24,495	(1.000)		(259)	(128)	—	(387)
CVS Health Corp.	12/20/21	BARC	3,220	(1.000)		(50)	39	—	(11)
CVS Health Corp.	12/20/21	BOANA	15,000	(1.000)		(233)	186	—	(47)
Deutsche Bank AG	12/20/22	JPMC	15,195	(1.000)		(84)	42	—	(42)
Deutsche Bank AG	12/20/24	GSI	4,050	(1.000)		32	(107)	—	(75)
Federative Republic of Brazil	12/20/24	BARC	20,000	(1.000)		25	(173)	—	(148)
Federative Republic of Brazil	12/20/24	BOANA	20,000	(1.000)		26	(155)	—	(129)

70

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Federative Republic of Brazil	12/20/24	GSI	17,664	(1.000)		23	(165)	—	(142)
Federative Republic of Brazil	12/20/24	JPMC	16,900	(1.000)		21	(278)	—	(257)
Federative Republic of Brazil	12/20/24	MSCS	9,800	(1.000)		12	(161)	—	(149)
Federative Republic of Brazil	12/20/24	MSCS	9,300	(1.000)		12	(87)	—	(75)
Federative Republic of Brazil	12/20/25	BOANA	3,885	(1.000)		43	(657)	—	(614)
Federative Republic of Brazil	12/20/25	GSCM	2,485	(1.000)		28	(391)	—	(363)
JPMorgan Chase Bank N.A.	12/20/20	MSCS	25,000	(1.000)		(196)	28	—	(168)
Lincoln National Corp.	6/20/21	BARC	10,000	(1.000)		(124)	(61)	—	(185)
Lincoln National Corp.	6/20/21	BARC	1,555	(1.000)		(19)	(12)	—	(31)
Lincoln National Corp.	6/20/21	BARC	1,550	(1.000)		(19)	12	—	(7)
Lincoln National Corp.	12/20/21	BARC	3,165	(1.000)		(50)	(3)	—	(53)
McDonald’s Corp.	6/20/22	GSI	12,325	(1.000)		(272)	188	—	(84)
Republic of Colombia	12/20/24	BARC	15,000	(1.000)		(130)	126	—	(4)
Republic of Colombia	12/20/24	BOANA	25,000	(1.000)		(215)	221	6	—
Republic of Colombia	12/20/24	GSI	24,700	(1.000)		(230)	274	44	—
Republic of Colombia	12/20/24	MSCS	5,470	(1.000)		(51)	20	—	(31)
Republic of South Africa	12/20/24	JPMC	11,520	(1.000)		441	(445)	—	(4)
Republic of South Africa	12/20/24	MSCS	23,775	(1.000)		910	(877)	33	—
Republic of South Africa	12/20/24	MSCS	4,800	(1.000)		184	(188)	—	(4)

71

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[2]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Republic of Turkey	12/20/22	HSBCC	13,700	(1.000)		290	(978)	—	(688)
Societe Generale SA	12/20/21	JPMC	14,675	(1.000)		(257)	34	—	(223)
Standard Chartered Bank	12/20/21	JPMC	7,945	(1.000)		(137)	(7)	—	(144)
State of Qatar	6/20/22	BOANA	1,360	(1.000)		(26)	(8)	—	(34)
State of Qatar	6/20/22	CITNA	2,640	(1.000)		(51)	(15)	—	(66)
United Mexican States	12/20/24	BARC	640	(1.000)		(5)	(4)	—	(9)
United Mexican States	12/20/24	BNPSW	25,445	(1.000)		(216)	(202)	—	(418)
United Mexican States	12/20/24	GSI	17,500	(1.000)		(149)	81	—	(68)
Wells Fargo & Co.	9/20/20	BOANA	9,700	(1.000)		(56)	16	—	(40)
						(1,418)	(3,822)	83	(5,323)
						943	(3,764)	2,502	(5,323)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in euro.

2 Periodic premium received/paid quarterly.

BARC—Barclays Bank plc.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

HSBCC—HSBC Bank USA, N.A.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

At January 31, 2020, the counterparties had deposited in segregated accounts securities with a value of $7,991,000 and cash of $5,790,000 in connection with open forward currency contracts and open over-the-counter swap contracts.

72

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
3/18/21	3/18/20[1]	103,128	1.750		0.000		269	171
3/18/22	3/18/20[1]	143,046	(1.750)		0.000		(1,121)	(692)
3/20/23	3/18/20[1]	127,092	(1.750)		0.000		(1,651)	(1,047)
3/18/24	3/18/20[1]	77,907	(1.750)		0.000		(1,352)	(901)
3/18/25	3/18/20[1]	113,509	(1.750)		0.000		(2,378)	(1,709)
3/18/27	3/18/20[1]	43,732	(2.000)		0.000		(1,848)	(922)
1/23/30	N/A	6,097	(1.737)		1.806		(182)	(182)
1/29/30	N/A	10,278	1.550		(1.775)		81	81
1/29/30	N/A	9,245	1.550		(1.775)		73	73
2/4/30	2/4/20[1]	3,544	1.448		0.000		(6)	(6)
							(8,115)	(5,134)

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid semiannually.
3	Based on 3M LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

73

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	680
Interest[1]	992,453
Total Income	993,133
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,225
Management and Administrative—Investor Shares	3,888
Management and Administrative—Admiral Shares	22,132
Marketing and Distribution—Investor Shares	258
Marketing and Distribution—Admiral Shares	1,664
Custodian Fees	270
Auditing Fees	44
Shareholders’ Reports—Investor Shares	62
Shareholders’ Reports—Admiral Shares	475
Trustees’ Fees and Expenses	16
Total Expenses	33,034
Net Investment Income	960,099
Realized Net Gain (Loss)
Investment Securities Sold[1]	545,679
Futures Contracts	221,640
Options Purchased	(314)
Options Written	12,453
Swap Contracts	(42,374)
Forward Currency Contracts	15,376
Foreign Currencies	(1,422)
Realized Net Gain (Loss)	751,038
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,510,612
Futures Contracts	(54,363)
Options Purchased	774
Options Written	(66)
Swap Contracts	(3,172)
Forward Currency Contracts	20,059
Foreign Currencies	(98)
Change in Unrealized Appreciation (Depreciation)	1,473,746
Net Increase (Decrease) in Net Assets Resulting from Operations	3,184,883

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $15,277,000, ($14,000), and $23,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	960,099	956,302
Realized Net Gain (Loss)	751,038	(500,407)
Change in Unrealized Appreciation (Depreciation)	1,473,746	217,239
Net Increase (Decrease) in Net Assets Resulting from Operations	3,184,883	673,134
Distributions
Net Investment Income
Investor Shares	(68,732)	(70,981)
Admiral Shares	(894,326)	(894,900)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(963,058)	(965,881)
Capital Share Transactions
Investor Shares	179,825	(329,408)
Admiral Shares	2,077,386	275,334
Net Increase (Decrease) from Capital Share Transactions	2,257,211	(54,074)
Total Increase (Decrease)	4,479,036	(346,821)
Net Assets
Beginning of Period	29,125,778	29,472,599
End of Period	33,604,814	29,125,778

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.52	$9.61	$9.66	$9.72	$10.06
Investment Operations
Net Investment Income	.300 [1]	.300 [1]	.277 [1]	.278	.288
Net Realized and Unrealized Gain (Loss) on Investments	.711	(.087)	(.034)	.030	(.288)
Total from Investment Operations	1.011	.213	.243	.308	.000
Distributions
Dividends from Net Investment Income	(.301)	(.303)	(.274)	(.276)	(.296)
Distributions from Realized Capital Gains	—	—	(.016)	(.092)	(.044)
Total Distributions	(.301)	(.303)	(.290)	(.368)	(.340)
Net Asset Value, End of Period	$10.23	$9.52	$9.61	$9.66	$9.72

Total Return[2]	10.76%	2.31%	2.47%	3.16%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,459	$2,115	$2,472	$2,671	$2,701
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.20%	2.84%	2.80%	2.94%
Portfolio Turnover Rate	114%[3]	73%[3]	63%	68%	70%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

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Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.52	$9.61	$9.66	$9.72	$10.06
Investment Operations
Net Investment Income	.309 [1]	.310 [1]	.288 [1]	.288	.298
Net Realized and Unrealized Gain (Loss) on Investments	.712	(.087)	(.039)	.030	(.288)
Total from Investment Operations	1.021	.223	.249	.318	.010
Distributions
Dividends from Net Investment Income	(.311)	(.313)	(.283)	(.286)	(.306)
Distributions from Realized Capital Gains	—	—	(.016)	(.092)	(.044)
Total Distributions	(.311)	(.313)	(.299)	(.378)	(.350)
Net Asset Value, End of Period	$10.23	$9.52	$9.61	$9.66	$9.72

Total Return[2]	10.87%	2.41%	2.58%	3.27%	0.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,146	$27,011	$27,000	$25,145	$18,764
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.30%	2.94%	2.90%	3.04%
Portfolio Turnover Rate	114%[3]	73%[3]	63%	68%	70%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 1% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

77

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

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Intermediate-Term Investment-Grade Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 15% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2020, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Intermediate-Term Investment-Grade Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position

80

Intermediate-Term Investment-Grade Fund

at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

81

Intermediate-Term Investment-Grade Fund

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

82

Intermediate-Term Investment-Grade Fund

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

10. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

12. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

83

Intermediate-Term Investment-Grade Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,433,000, representing less than 0.01% of the fund’s net assets and 0.57% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,536,093	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,995,056	13,492
Corporate Bonds	—	21,276,536	3
Sovereign Bonds	—	2,057,654	—
Taxable Municipal Bonds	—	62,345	—
Common Stocks	50,142	—	—
Temporary Cash Investments	1,127,584	—	—
Option Purchased	87	2,626	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(247,511)	—
Option Written	(742)	(1,990)	—
Futures Contracts—Assets[1]	9,344	—	—
Futures Contracts—Liabilities[1]	(3,656)	—	—
Forward Currency Contracts—Assets	—	9,713	—
Forward Currency Contracts—Liabilities	—	(368)	—
Swap Contracts—Assets	220[1]	2,502	—
Swap Contracts—Liabilities	(1,367)[1]	(5,323)	—
Total	1,181,612	31,687,333	13,495
1 Represents variation margin on the last day of the reporting period.

84

Intermediate-Term Investment-Grade Fund

D.  At January 31, 2020, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	514	—	2,199	2,713
Variation Margin Receivable—Futures Contracts	9,344	—	—	9,344
Variation Margin Receivable—CC Swap Contracts	127	—	93	220
Unrealized Appreciation—Forward Currency Contracts	—	9,713	—	9,713
Unrealized Appreciation—OTC Swap Contracts	—	—	2,502	2,502
Total Assets	9,985	9,713	4,794	24,492

Options Written	(2,003)	—	(729)	(2,732)
Variation Margin Payable—Futures Contracts	(3,656)	—	—	(3,656)
Variation Margin Payable—CC Swap Contracts	(1,108)	—	(259)	(1,367)
Unrealized Depreciation—Forward Currency Contracts	—	(368)	—	(368)
Unrealized Depreciation—OTC Swap Contracts	—	—	(5,323)	(5,323)
Total Liabilities	(6,767)	(368)	(6,311)	(13,446)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2020, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	221,640	—	—	221,640
Options Purchased	1,113	—	(1,427)	(314)
Options Written	7,014	—	5,439	12,453
Forward Currency Contracts	—	15,376	—	15,376
Swap Contracts	(34,384)	—	(7,990)	(42,374)
Realized Net Gain (Loss) on Derivatives	195,383	15,376	(3,978)	206,781

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(54,363)	—	—	(54,363)
Options Purchased	(32)	—	806	774
Options Written	(562)	—	496	(66)
Forward Currency Contracts	—	20,059	—	20,059
Swap Contracts	(691)	—	(2,481)	(3,172)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(55,648)	20,059	(1,179)	(36,768)

85

Intermediate-Term Investment-Grade Fund

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	8,001
Total Distributable Earnings (Loss)	(8,001)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and options; payables for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	180,770
Undistributed Long-Term Gains	38,857
Capital Loss Carryforwards*	—
Net Unrealized Gains (Losses)	1,397,078

* The fund used capital loss carryforwards of $485,416,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	31,715,654
Gross Unrealized Appreciation	1,451,037
Gross Unrealized Depreciation	(53,949)
Net Unrealized Appreciation (Depreciation)	1,397,088

86

Intermediate-Term Investment-Grade Fund

F.  During the year ended January 31, 2020, the fund purchased $24,507,928,000 of investment securities and sold $23,510,516,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,317,062,000 and $10,309,732,000, respectively.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2020, such purchases and sales were $490,948,000 and $4,835,085,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	694,995	70,141	409,991	43,707
Issued in Lieu of Cash Distributions	61,073	6,151	62,607	6,654
Redeemed	(576,243)	(58,273)	(802,006)	(85,353)
Net Increase (Decrease)—Investor Shares	179,825	18,019	(329,408)	(34,992)
Admiral Shares
Issued	7,117,223	718,767	6,514,554	693,184
Issued in Lieu of Cash Distributions	755,605	76,093	764,312	81,254
Redeemed	(5,795,442)	(589,254)	(7,003,532)	(745,703)
Net Increase (Decrease)—Admiral Shares	2,077,386	205,606	275,334	28,735

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

87

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Investor Shares	23.31%	5.83%	8.32%	$22,233
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	22.70	5.67	8.09	21,765
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral Shares	23.43%	5.93%	8.43%	$112,294
Bloomberg Barclays U.S. Long Credit A or Better Bond Index	22.70	5.67	8.09	108,827
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

88

Long-Term Investment-Grade Fund

Sector Diversification

As of January 31, 2020

Asset-Backed	0.1%
Commercial Mortgage-Backed	0.6
Finance	21.5
Foreign	1.3
Government Mortgage-Backed	1.6
Industrial	41.4
Treasury/Agency	9.1
Utilities	15.3
Other	9.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

89

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1,2,3	United States Treasury Note/Bond	4.500%	2/15/36	172,000	239,563	1.2%
	United States Treasury Note/Bond	4.750%	2/15/37	109,059	157,830	0.8%
	United States Treasury Note/Bond	4.750%	2/15/41	100,000	149,875	0.7%
	United States Treasury Note/Bond	3.750%	8/15/41	90,000	119,081	0.6%
	United States Treasury Note/Bond	3.000%	11/15/44	64,210	76,601	0.4%
	United States Treasury Note/Bond	2.875%	8/15/45	65,055	76,237	0.4%
	United States Treasury Note/Bond	5.000%	5/15/37	50,000	74,469	0.4%
3	United States Treasury Note/Bond	3.000%	11/15/45	59,882	71,793	0.4%
	United States Treasury Note/Bond	2.375%	5/15/29	65,000	69,926	0.3%
3	United States Treasury Note/Bond	1.375%–4.375%	8/15/22–11/15/49	524,212	613,810	3.0%
	U.S. Government Securities—Other †				26,896	0.1%
					1,676,081	8.3%
Agency Notes †					62,871	0.3%

Conventional Mortgage-Backed Securities (1.6%)
4,5	Fannie Mae Pool	2.980%–4.180%	8/1/30–9/1/34	285,491	328,179	1.6%

Nonconventional Mortgage-Backed Securities
4,5	Fannie Mae REMICS	3.000%–3.500%	7/25/47–4/25/59	46,317	52,537	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				53,535	0.3%
					106,072	0.5%
Total U.S. Government and Agency Obligations (Cost $1,966,363)					2,173,203	10.7%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $113,148) †					123,468	0.6%

90

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
	Banking
5	Bank of America Corp.	4.244%	4/24/38	80,255	95,789	0.5%
5	Bank of America Corp.	3.946%	1/23/49	62,960	73,915	0.4%
5	Bank of America Corp.	2.884%–5.875%	4/24/28–3/15/50	175,885	210,453	1.0%
	Bank of America NA	6.000%	10/15/36	20,450	29,123	0.1%
	Bank One Corp.	8.000%	4/29/27	7,080	9,619	0.0%
5	Citigroup Inc.	3.878%	1/24/39	69,980	80,180	0.4%
5	Citigroup Inc.	2.666%–4.650%	11/5/30–7/23/48	133,559	157,151	0.8%
5	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	157,468	0.8%
5	Goldman Sachs Group Inc.	4.223%–6.250%	5/1/29–10/21/45	111,411	135,683	0.7%
	HSBC Holdings plc	6.800%	6/1/38	48,749	71,055	0.3%
5	JPMorgan Chase & Co.	3.964%	11/15/48	101,246	120,613	0.6%
5	JPMorgan Chase & Co.	3.882%	7/24/38	72,532	82,755	0.4%
	JPMorgan Chase & Co.	6.400%	5/15/38	54,099	80,148	0.4%
5	JPMorgan Chase & Co.	2.739%–5.600%	7/23/29–1/23/49	250,813	296,268	1.4%
5	Morgan Stanley	3.971%	7/22/38	103,500	118,354	0.6%
5	Morgan Stanley	2.699%–7.250%	1/22/31–1/22/47	159,736	199,309	1.0%
	Wachovia Corp.	5.500%	8/1/35	2,322	3,085	0.0%
	Wells Fargo & Co.	5.606%	1/15/44	130,765	177,606	0.9%
	Wells Fargo & Co.	5.375%	11/2/43	55,167	73,272	0.4%
5	Wells Fargo & Co.	2.879%–4.900%	10/30/30–12/7/46	138,665	162,231	0.8%
	Wells Fargo Bank NA	6.600%	1/15/38	500	743	0.0%
6	Banking—Other †				117,916	0.6%
6	Brokerage †				39,772	0.2%
	Insurance
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	67,922	83,087	0.4%
	Berkshire Hathaway Finance Corp.	4.200%–4.400%	5/15/42–8/15/48	34,195	41,503	0.2%
	Berkshire Hathaway Inc.	4.500%	2/11/43	47,747	60,435	0.3%
	MetLife Inc.	4.125%	8/13/42	56,081	67,061	0.3%
	Prudential Financial Inc.	3.700%	3/13/51	67,884	73,024	0.4%
	UnitedHealth Group Inc.	4.750%	7/15/45	53,920	67,356	0.3%
	UnitedHealth Group Inc.	3.500%–6.875%	3/15/36–8/15/59	231,602	273,415	1.4%
6	Insurance—Other †				434,547	2.1%
	Other Finance †				949	0.0%
6	Real Estate Investment Trusts †				76,098	0.4%
					3,669,983	18.1%
Industrial
6	Basic Industry †				96,072	0.5%
6	Capital Goods †				475,237	2.3%
	Communication
	Comcast Corp.	4.950%	10/15/58	95,256	129,996	0.6%
	Comcast Corp.	3.969%	11/1/47	83,688	95,501	0.5%
	Comcast Corp.	4.750%	3/1/44	60,670	77,840	0.4%
	Comcast Corp.	4.600%	10/15/38	54,153	66,773	0.3%
	Comcast Corp.	3.200%–6.500%	10/15/30–11/1/52	317,612	379,916	1.9%
	NBCUniversal Media LLC	4.450%–5.950%	4/1/41–1/15/43	39,597	51,763	0.2%
6	Communication—Other †				319,795	1.6%

91

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Cyclical
	Amazon.com Inc.	4.050%	8/22/47	98,575	121,650	0.6%
3	Amazon.com Inc.	3.875%–4.950%	12/5/34–8/22/57	105,973	131,281	0.6%
	Home Depot Inc.	4.875%	2/15/44	60,115	77,799	0.4%
	Home Depot Inc.	3.125%–5.950%	12/16/36–9/15/56	148,959	192,743	1.0%
	Walmart Inc.	3.950%	6/28/38	96,757	115,376	0.6%
	Walmart Inc.	3.625%	12/15/47	70,485	80,459	0.4%
	Walmart Inc.	2.950%–5.625%	4/1/40–9/24/49	55,178	67,406	0.3%
6	Consumer Cyclical—Other †				401,359	2.0%
	Consumer Noncyclical
	Johnson & Johnson	3.400%–3.750%	3/1/36–3/3/47	190,272	217,626	1.1%
	Merck & Co. Inc.	3.700%	2/10/45	75,455	87,122	0.4%
	Pfizer Inc.	3.900%–7.200%	9/15/38–3/15/49	162,393	210,990	1.0%
	Wyeth LLC	5.950%	4/1/37	53,438	75,433	0.4%
	Wyeth LLC	6.500%	2/1/34	1,240	1,817	0.0%
6	Consumer Noncyclical—Other †				1,626,764	8.0%
	Energy
	Shell International Finance BV	3.125%–6.375%	5/11/35–11/7/49	195,049	234,730	1.2%
6	Energy—Other †				228,592	1.1%
6	Other Industrial †				114,493	0.6%
	Technology
	Apple Inc.	0.500%–4.650%	11/15/31–9/11/49	328,692	390,668	1.9%
	International Business Machines Corp.	4.150%	5/15/39	104,215	122,245	0.6%
	International Business Machines Corp.	4.250%	5/15/49	82,845	99,592	0.5%
	International Business Machines Corp.	4.000%	6/20/42	10,633	12,367	0.1%
	Microsoft Corp.	3.700%	8/8/46	85,523	100,896	0.5%
	Microsoft Corp.	4.450%	11/3/45	70,491	91,896	0.5%
	Microsoft Corp.	3.750%	2/12/45	77,054	90,784	0.4%
	Microsoft Corp.	4.250%	2/6/47	66,314	84,660	0.4%
	Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	209,338	259,782	1.3%
	Oracle Corp.	4.000%	7/15/46	87,046	101,062	0.5%
	Oracle Corp.	6.500%	4/15/38	47,155	71,584	0.4%
	Oracle Corp.	3.800%–6.125%	7/8/34–5/15/55	201,132	248,330	1.2%
	QUALCOMM Inc.	4.300%	5/20/47	56,906	67,805	0.3%
6	Technology—Other †				271,216	1.3%
	Transportation
	Burlington Northern Santa Fe LLC	3.550%–7.950%	8/15/30–2/15/50	231,276	284,071	1.4%
6	Transportation—Other †				136,482	0.7%
					8,111,973	40.0%
Utilities
	Electric
	Baltimore Gas & Electric Co.	3.200%–6.350%	10/1/36–9/15/49	29,584	35,928	0.2%
	Berkshire Hathaway Energy Co.	4.500%–6.125%	4/1/36–2/1/45	85,128	108,677	0.5%
	Commonwealth Edison Co.	3.650%–5.900%	3/15/36–3/1/49	119,011	141,566	0.7%
	Consolidated Edison Co. of New York Inc.	3.700%–6.750%	6/15/33–11/15/59	185,914	231,763	1.1%

92

Long-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Dominion Energy South Carolina Inc.	4.600%–6.625%	2/1/32–6/15/43	51,415	71,417	0.4%
	Duke Energy Carolinas LLC	6.100%	6/1/37	50,843	70,846	0.3%
	Duke Energy Carolinas LLC	3.200%–6.450%	10/15/32–8/15/49	91,100	106,583	0.5%
	Duke Energy Florida LLC	4.200%–6.350%	9/15/37–7/15/48	2,958	4,011	0.0%
	Duke Energy Indiana LLC	3.250%–6.450%	10/15/35–10/1/49	59,958	78,616	0.4%
	Duke Energy Ohio Inc.	3.700%–4.300%	6/15/46–2/1/49	28,609	34,201	0.2%
	Duke Energy Progress LLC	3.700%–4.200%	5/15/42–10/15/46	104,486	122,013	0.6%
	MidAmerican Energy Co.	3.150%–5.800%	10/15/36–4/15/50	74,229	92,690	0.5%
	Nevada Power Co.	3.125%–6.650%	4/1/36–8/1/50	45,750	60,019	0.3%
	PacifiCorp	4.100%–6.350%	6/15/35–2/15/50	161,113	215,931	1.1%
	PECO Energy Co.	3.700%–4.800%	10/15/43–3/1/48	53,502	62,828	0.3%
	Potomac Electric Power Co.	4.150%–7.900%	11/15/37–3/15/43	16,821	20,200	0.1%
	Virginia Electric & Power Co.	6.000%	5/15/37	57,203	80,321	0.4%
	Virginia Electric & Power Co.	3.300%–6.350%	11/30/37–12/1/49	66,437	79,086	0.4%
6	Electric—Other †				1,365,301	6.7%
6	Natural Gas †				112,534	0.6%
					3,094,531	15.3%
Total Corporate Bonds (Cost $12,359,442)					14,876,487	73.4%
[6]Sovereign Bonds (Cost $238,727) †					253,943	1.3%
Taxable Municipal Bonds
	California GO	7.600%	11/1/40	64,585	112,378	0.6%
	California GO	7.300%	10/1/39	69,661	111,376	0.6%
	California GO	4.500%–7.625%	4/1/33–3/1/40	114,236	165,776	0.8%
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	42,407	68,181	0.3%
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	54,854	89,730	0.4%
	Taxable Municipal Bonds—Other †				1,506,231	7.4%
Total Taxable Municipal Bonds (Cost $1,589,429)					2,053,672	10.1%

				Shares
Temporary Cash Investments
Money Market Fund
7	Vanguard Market Liquidity Fund	1.730%		718,627	71,877	0.3%

93

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC (Dated 1/31/20, Repurchase Value $40,005,000, collateralized by Government National Mortgage Assn. 3.000%–4.000%, 5/15/43–1/20/50, with a value of $40,800,000)	1.590%	2/3/20	40,000	40,000	0.2%
Barclays Capital Inc. (Dated 1/31/20, Repurchase Value $16,302,000, collateralized by U.S. Treasury Note/Bond 1.875%, 7/31/26, with a value of $16,626,000)	1.570%	2/3/20	16,300	16,300	0.1%
Citigroup Global Markets Inc. (Dated 1/31/20, Repurchase Value $148,519,000, collateralized by U.S. Treasury Bill 0.000%, 12/31/20–1/28/21, and U.S. Treasury Note/Bond 1.375%–1.690%, 1/31/22–1/31/27, with a value of $151,470,000)	1.560%	2/3/20	148,500	148,500	0.7%
RBC Capital Markets LLC (Dated 1/31/20, Repurchase Value $82,411,000, collateralized by Federal Home Loan Mortgage Corp. 3.000%, 10/1/49, and Federal National Mortgage Assn. 3.500%–4.500%, 2/1/41–12/1/49, with a value of $84,048,000)	1.580%	2/3/20	82,400	82,400	0.4%
Wells Fargo & Co. (Dated 1/31/20, Repurchase Value $301,840,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%–5.500%, 6/1/30–2/1/49, and Federal National Mortgage Assn. 2.500%–4.500%, 12/1/24– 6/1/57, with a value of $307,836,000)	1.590%	2/3/20	301,800	301,800	1.5%
				589,000	2.9%
Total Temporary Cash Investments (Cost $660,864)				660,877	3.2%

94

Long-Term Investment-Grade Fund

				Notional	Market	Percentage
Expiration			Exercise	Amount	Value•	of Net
	Date	Contracts	Price	($000)	($000)	Assets
Options Purchased
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	44	$130.00	5,720	5	0.0%

				Notional
				Amount on
				Underlying
		Expiration	Exercise	Swap
Counterparty		Date	Rate	($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	2,786	25	0.0%
Put Swaptions
5-Year CDX-NA-HY-S33-V2, Credit Protection Sold, Receives 1.000% Quarterly	BNPSW	3/18/20	1.060%	2,700	10	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	8,125	2	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	5,395	7	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	5,415	5	0.0%
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	8,125	11	0.0%
					60	0.0%
Total Options Purchased (Cost $65)					65	0.0%
Total Investments (Cost $16,928,038)					20,141,715	99.3%

95

Long-Term Investment-Grade Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	849
Receivables for Investment Securities Sold	22,681
Receivables for Accrued Income	191,491
Receivables for Capital Shares Issued	12,678
Variation Margin Receivable—Futures Contracts	2,753
Variation Margin Receivable—CC Swap Contracts	12
Unrealized Appreciation—Forward Currency Contracts	386
Unrealized Appreciation—OTC Swap Contracts	161
Other Assets	2,859
Total Other Assets	233,870	1.2%
Liabilities
Payables for Investment Securities Purchased	(51,931)
Payables to Investment Advisor	(727)
Payables for Capital Shares Redeemed	(22,495)
Payables for Distributions	(8,247)
Payables to Vanguard	(9,161)
Options Written, at Value[8]	(174)
Variation Margin Payable—Futures Contracts	(1,072)
Variation Margin Payable—CC Swap Contracts	(4,692)
Unrealized Depreciation—Forward Currency Contracts	(22)
Unrealized Depreciation—OTC Swap Contracts	(233)
Other Liabilities	(196)
Total Liabilities	(98,950)	(0.5%	)
Net Assets	20,276,635	100.0%

At January 31, 2020, net assets consisted of:
		Amount
		($000)
Paid-in Capital		16,943,848
Total Distributable Earnings (Loss)		3,332,787
Net Assets		20,276,635

96

Long-Term Investment-Grade Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 430,571,299 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,941,949
Net Asset Value Per Share—Investor Shares	$11.48

Admiral Shares—Net Assets
Applicable to 1,336,039,824 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,334,686
Net Asset Value Per Share—Admiral Shares	$11.48

•	See Note A in Notes to Financial Statements.
†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1	Securities with a value of $453,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $132,596,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $13,481,000 have been segregated as initial margin for open futures contracts.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $722,609,000, representing 3.6% of net assets.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8	Includes premiums received of $154,000.

BNPSW—BNP Paribas.

CC—Centrally Cleared.

GO—General Obligation Bond.

GSI—Goldman Sachs International.

JPMC—JPMorgan Chase Bank, N.A.

MSCS—Morgan Stanley Capital Services LLC.

OTC—Over-the-Counter.

REMICS—Real Estate Mortgage Investment Conduits.

97

Long-Term Investment-Grade Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
				Notional	Market
	Expiration		Exercise	Amount	Value
	Date	Contracts	Price	($000)	($000)
Exchange-Traded Options
Call Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	24	$130.75	3,138	(28)
10-Year U.S. Treasury Note Futures Contracts	2/21/20	44	133.50	5,874	(7)
					(35)

Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	24	$130.75	3,138	(6)
					(41)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Over-the-Counter Swaptions
Call Swaptions
10-Year Interest Rate Swap, Receives 3M USD LIBOR Quarterly, Pays 1.836% Semiannually	GSCM	4/9/20	1.836%	1,790	(67)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.525%	8,125	(15)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.475%	5,415	(2)
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.500%	8,125	(11)
					(95)

98

Long-Term Investment-Grade Fund

Options Written (continued)

				Notional
				Amount on
				Underlying	Market
		Expiration	Exercise	Swap	Value
	Counterparty	Date	Rate	($000)	($000)
Put Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.836% Semiannually	GSCM	4/9/20	1.836%	1,790	(4)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	2/19/20	0.525%	8,125	(7)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	2/19/20	0.475%	5,415	(10)
5-Year CDX-NA-IG-S33-V1, Credit Protection Purchased, Pays 1.000% Quarterly	MSCS	3/18/20	0.500%	8,125	(17)
					(38)
					(133)
Total Options Written (Premiums Received $154)					(174)

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

MSCS—Morgan Stanley Capital Services LLC.

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short )	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
30-Year U.S. Treasury Bond	March 2020	3,756	614,224	16,817
5-Year U.S. Treasury Note	March 2020	717	86,270	678
Ultra Long U.S. Treasury Bond	March 2020	188	36,413	1,108
Ultra 10-Year U.S. Treasury Note	March 2020	38	5,535	2
Euro-Schatz	March 2020	12	1,492	2
				18,607

Short Futures Contracts
10-Year U.S. Treasury Note	March 2020	(1,613)	(212,362)	(3,388)
2-Year U.S. Treasury Note	March 2020	(278)	(60,148)	(197)
Euro-Bund	March 2020	(47)	(9,124)	(162)
Euro-Buxl	March 2020	(34)	(7,953)	(309)
Long Gilt	March 2020	(44)	(7,840)	(85)
Ultra Long U.S. Treasury Bond	March 2020	(30)	(5,811)	(24)
Euro-Bobl	March 2020	(6)	(898)	(5)
Euro-BTP	March 2020	(3)	(493)	(20)
				(4,190)
				14,417

99

Long-Term Investment-Grade Fund

Forward Currency Contracts

	Contract					Unrealized	Unrealized
	Settlement	Contract Amount (000)				Appreciation	(Depreciation )
Counterparty	Date		Receive		Deliver	($000)	($000)
BNP Paribas	3/18/20	EUR	4,501	USD	5,008	—	(2)
Bank of America, N.A.	3/18/20	GBP	1,393	USD	1,821	21	—
BNP Paribas	3/18/20	GBP	619	USD	810	8	—
HSBC Bank USA, N.A.	3/18/20	EUR	149	USD	166	—	—
HSBC Bank USA, N.A.	3/18/20	USD	20,215	EUR	17,952	246	—
Royal Bank of Canada	3/18/20	USD	9,881	GBP	7,394	106	—
Bank of America, N.A.	3/18/20	USD	3,085	EUR	2,790	—	(18)
Deutsche Bank AG	3/18/20	USD	250	EUR	224	—	—
Toronto-Dominion Bank	3/18/20	USD	131	AUD	189	4	—
Morgan Stanley Capital Services LLC	3/18/20	USD	128	EUR	114	1	—
HSBC Bank USA, N.A.	3/18/20	USD	95	EUR	86	—	(1)
Bank of America, N.A.	3/18/20	USD	92	EUR	83	—	—
Citigroup Global Markets Inc.	3/18/20	USD	70	GBP	53	—	(1)
State Street Bank & Trust Co.	3/18/20	USD	69	EUR	62	—	—
Barclays Bank plc	3/18/20	USD	65	EUR	59	—	—
Royal Bank of Canada	3/18/20	USD	10	EUR	9	—	—
HSBC Bank USA, N.A.	3/18/20	USD	4	JPY	447	—	—
						386	(22)

AUD—Australian dollar.

EUR—euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

100

Long-Term Investment-Grade Fund

Centrally Cleared Credit Default Swaps

				Periodic
				Premium			Unrealized
				Received			Appreciation
	Termination	Notional Amount		(Paid	)[1]	Value	(Depreciation )
Reference Entity	Date		(000)	(%	)	($000)	($000)
Credit Protection Sold
CDX-NA-IG-S33-V1	12/20/24	USD	1,694	1.000		40	—
CDX-NA-IG-S33-V1	12/20/24	USD	4,008,812	1.000		93,680	7,201
CDX-NA-IG-S33-V1	12/20/29	USD	2,965	1.000		3	30
						93,723	7,231

Credit Protection Purchased
CDX-NA-HY-S33-V2	12/20/24	USD	1,337	(5.000)		(111)	15
CDX-NA-IG-S33-V1	12/20/22	USD	8,480	(1.000)		(180)	(5)
iTraxx Europe-S32-V1	12/20/24	EUR	3,610	(1.000)		(106)	(7)
						(397)	3
						93,326	7,234

1 Periodic premium received/paid quarterly.

EUR— euro.

USD—U.S. dollar.

Over-the-Counter Credit Default Swaps

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Metlife Inc./A3	12/20/21	GSI	10,000	1.000		152	(12)	140	—

Credit Protection Purchased
Bank of China Ltd.	12/20/21	BNPSW	300	(1.000)		(5)	—	—	(5)
Federation of Malaysia	12/20/24	BNPSW	3,500	(1.000)		(98)	82	—	(16)
Federative Republic of Brazil	12/20/24	GSI	1,536	(1.000)		2	(14)	—	(12)
Federative Republic of Brazil	12/20/24	MSCS	3,680	(1.000)		5	(61)	—	(56)
Federative Republic of Brazil	12/20/25	BOANA	315	(1.000)		3	(53)	—	(50)
Federative Republic of Brazil	12/20/25	GSCM	315	(1.000)		3	(50)	—	(47)

101

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)

							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received		Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid	)	Appreciation	(Depreciation )
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)		($000)	($000)
Republic of Chile	12/20/24	GSI	3,000	(1.000)		(71)	87		16	—
Republic of Colombia	12/20/24	GSI	3,000	(1.000)		(28)	33		5	—
Republic of Colombia	12/20/24	JPMC	6,000	(1.000)		(56)	23		—	(33)
Republic of Peru	12/20/24	CITNA	4,650	(1.000)		(119)	108		—	(10)
United Mexican States	12/20/24	GSI	1,000	(1.000)		(8)	5		—	(4)
						(371)	159		21	(233)
						(219)	147		161	(233)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BNPSW—BNP Paribas.

BOANA—Bank of America, N.A.

CITNA—Citibank N.A.

GSCM—Goldman Sachs Bank USA.

GSI—Goldman Sachs International.

JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps

			Fixed		Floating
			Interest		Interest
			Rate		Rate			Unrealized
	Future	Notional	Received		Received			Appreciation
	Effective	Amount	(Paid	)[2]	(Paid	)[3]	Value	(Depreciation )
Termination Date	Date	($000)	(%	)	(%	)	($000)	($000)
1/23/30	N/A	356	(1.737)		1.806		(11)	(11)
1/29/30	N/A	573	1.550		(1.775)		5	5
1/29/30	N/A	515	1.550		(1.775)		4	4
2/4/30	2/4/20[1]	198	1.448		(0.000)		—	—
							(2)	(2)

1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Fixed interest payment received/paid semiannually.
3	Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/ paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

102

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	704,550
Total Income	704,550
Expenses
Investment Advisory Fees—Note B	3,059
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,390
Management and Administrative—Admiral Shares	12,951
Marketing and Distribution—Investor Shares	432
Marketing and Distribution—Admiral Shares	774
Custodian Fees	144
Auditing Fees	24
Shareholders’ Reports—Investor Shares	106
Shareholders’ Reports—Admiral Shares	36
Trustees’ Fees and Expenses	20
Total Expenses	25,936
Net Investment Income	678,614
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	493,882
Futures Contracts	88,296
Options Purchased	(33)
Options Written	789
Swap Contracts	55,465
Forward Currency Contracts	488
Foreign Currencies	67
Realized Net Gain (Loss)	638,954
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,623,925
Futures Contracts	(693)
Options Purchased	2
Options Written	(3)
Swap Contracts	(3,824)
Forward Currency Contracts	464
Foreign Currencies	52
Change in Unrealized Appreciation (Depreciation)	2,619,923
Net Increase (Decrease) in Net Assets Resulting from Operations	3,937,491

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $8,699,000, $75,000, and $13,000, respectively.
2	Includes $102,022,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

103

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	678,614	673,555
Realized Net Gain (Loss)	638,954	(103,190)
Change in Unrealized Appreciation (Depreciation)	2,619,923	(780,572)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,937,491	(210,207)
Distributions
Net Investment Income
Investor Shares	(168,843)	(179,674)
Admiral Shares	(539,881)	(520,769)
Realized Capital Gain[1]
Investor Shares	(62,338)	(15,039)
Admiral Shares	(191,528)	(40,061)
Total Distributions	(962,590)	(755,543)
Capital Share Transactions
Investor Shares	116,420	(200,780)
Admiral Shares	266,731	1,589,227
Net Increase (Decrease) from Capital Share Transactions	383,151	1,388,447
Total Increase (Decrease)	3,358,052	422,697
Net Assets
Beginning of Period	16,918,583	16,495,886
End of Period	20,276,635	16,918,583

1	Includes fiscal 2020 and 2019 short-term gain distributions totaling $125,194,000 and $3,058,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

104

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.79	$10.40	$10.06	$10.00	$11.34
Investment Operations
Net Investment Income	.381 [1]	.397 [1]	.405 [1]	.416	.430
Net Realized and Unrealized Gain (Loss) on Investments	1.854	(.560)	.520	.260	(1.148)
Total from Investment Operations	2.235	(.163)	.925	.676	(.718)
Distributions
Dividends from Net Investment Income	(.399)	(.413)	(.421)	(.435)	(.446)
Distributions from Realized Capital Gains	(.146)	(.034)	(.164)	(.181)	(.176)
Total Distributions	(.545)	(.447)	(.585)	(.616)	(.622)
Net Asset Value, End of Period	$11.48	$9.79	$10.40	$10.06	$10.00

Total Return[2]	23.31%	-1.45%	9.28%	6.71%	-6.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,942	$4,098	$4,570	$4,069	$3,860
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.21%
Ratio of Net Investment Income to Average Net Assets	3.57%	4.08%	3.87%	3.92%	4.18%
Portfolio Turnover Rate	34%[3]	32%[3]	27%	24%	35%[4]

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0% attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

105

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.79	$10.40	$10.06	$10.00	$11.34
Investment Operations
Net Investment Income	.392 [1]	.407 [1]	.415 [1]	.426	.440
Net Realized and Unrealized Gain (Loss) on Investments	1.853	(.560)	.520	.260	(1.148)
Total from Investment Operations	2.245	(.153)	.935	.686	(.708)
Distributions
Dividends from Net Investment Income	(.409)	(.423)	(.431)	(.445)	(.456)
Distributions from Realized Capital Gains	(.146)	(.034)	(.164)	(.181)	(.176)
Total Distributions	(.555)	(.457)	(.595)	(.626)	(.632)
Net Asset Value, End of Period	$11.48	$9.79	$10.40	$10.06	$10.00

Total Return[2]	23.43%	-1.35%	9.39%	6.82%	-6.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,335	$12,820	$11,925	$10,336	$9,946
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.11%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.67%	4.18%	3.97%	4.03%	4.27%
Portfolio Turnover Rate	34%[3]	32%[3]	27%	24%	35%[4]

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 1% and 0% attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

106

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

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Long-Term Investment-Grade Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 4% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Long-Term Investment-Grade Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position

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Long-Term Investment-Grade Fund

at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 18% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The fund invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The fund invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

110

Long-Term Investment-Grade Fund

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2020, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, respectively, based on the average market values at each quarter-end during the period.

7. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

8. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

9. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified

111

Long-Term Investment-Grade Fund

counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

11. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

12. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

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Long-Term Investment-Grade Fund

B.   Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $239,000 for the year ended January 31, 2020.

For the year ended January 31, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.02% of the fund’s average net assets.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $849,000, representing less than 0.01% of the fund’s net assets and 0.34% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

113

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,173,203	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	123,468	—
Corporate Bonds	—	14,876,487	—
Sovereign Bonds	—	253,943	—
Taxable Municipal Bonds	—	2,053,672	—
Temporary Cash Investments	71,877	589,000	—
Option Purchased	5	60	—
Option Written	(41)	(133)	—
Futures Contracts—Assets[1]	2,753	—	—
Futures Contracts—Liabilities[1]	(1,072)	—	—
Forward Currency Contracts—Assets	—	386	—
Forward Currency Contracts—Liabilities	—	(22)	—
Swap Contracts—Assets	12[1]	161	—
Swap Contracts—Liabilities	(4,692)[1]	(233)	—
Total	68,842	20,069,992	—
1 Represents variation margin on the last day of the reporting period.

E.   At January 31, 2020, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options Purchased	30	—	35	65
Variation Margin Receivable—Futures Contracts	2,753	—	—	2,753
Variation Margin Receivable—CC Swap Contracts	4	—	8	12
Unrealized Appreciation—Forward Currency Contracts	—	386	—	386
Unrealized Appreciation—OTC Swap Contracts	—	—	161	161
Total Assets	2,787	386	204	3,377

Options Written	(112)	—	(62)	(174)
Variation Margin Payable—Futures Contracts	(1,072)	—	—	(1,072)
Variation Margin Payable—CC Swap Contracts	(3)	—	(4,689)	(4,692)
Unrealized Depreciation—Forward Currency Contracts	—	(22)	—	(22)
Unrealized Depreciation—OTC Swap Contracts	—	—	(233)	(233)
Total Liabilities	(1,187)	(22)	(4,984)	(6,193)

114

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2020, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	88,296	—	—	88,296
Options Purchased	63	—	(96)	(33)
Options Written	436	—	353	789
Swap Contracts	(6,854)	—	62,319	55,465
Forward Currency Contracts	—	488	—	488
Realized Net Gain (Loss) on Derivatives	81,941	488	62,576	145,005

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(693)	—	—	(693)
Options Purchased	—	—	2	2
Options Written	(35)	—	32	(3)
Swap Contracts	(79)	—	(3,745)	(3,824)
Forward Currency Contracts	—	464	—	464
Change in Unrealized Appreciation (Depreciation) on Derivatives	(807)	464	(3,711)	(4,054)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions, foreign currency transactions, distributions in connection with fund share redemptions, and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	128,631
Total Distributable Earnings (Loss)	(128,631)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and options; payables

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Long-Term Investment-Grade Fund

for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	48,248
Undistributed Long-Term Gains	85,827
Capital Loss Carryforwards (Non-expiring)*	-
Net Unrealized Gains (Losses)	3,214,906

* The fund used capital loss carryforwards of $103,547,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	16,933,854
Gross Unrealized Appreciation	3,216,222
Gross Unrealized Depreciation	(1,311)
Net Unrealized Appreciation (Depreciation)	3,214,911

G.   During the year ended January 31, 2020, the fund purchased $4,696,594,000 of investment securities and sold $5,183,666,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,991,144,000 and $1,402,475,000, respectively. Total purchases and sales include $0 and $619,972,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H.   Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	735,547	69,079	602,780	61,987
Issued in Lieu of Cash Distributions	222,754	20,587	180,741	18,566
Redeemed	(841,881)	(77,813)	(984,301)	(101,375)
Net Increase (Decrease)—Investor Shares	116,420	11,853	(200,780)	(20,822)
Admiral Shares
Issued	2,992,646	277,964	2,988,931	307,348
Issued in Lieu of Cash Distributions	605,130	55,918	452,831	46,505
Redeemed	(3,331,045)	(307,633)	(1,852,535)	(190,934)
Net Increase (Decrease)—Admiral Shares	266,731	26,249	1,589,227	162,919

I.   Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

116

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund and statement of assets and liabilities of Vanguard Intermediate-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2020, the related statements of operations for the year ended January 31, 2020, the statements of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2020 and each of the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

117

Special 2019 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 76.3% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Intermediate-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,554,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 75.8% of income dividends are interest-related dividends.

Special 2019 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $143,965,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 76.0% of income dividends are interest-related dividends.

118

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, Bloomberg Barclays U.S. 5–10 Year Credit Bond Index, and Bloomberg Barclays U.S. Long Credit A or Better Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Corporate Bond Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Corporate Bond Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Corporate Bond Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Corporate Bond Funds or the owners of the Corporate Bond Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Corporate Bond Funds. Investors acquire the Corporate Bond Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Corporate Bond Funds. The Corporate Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Corporate Bond Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Corporate Bond Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Corporate Bond Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Corporate Bond Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Corporate Bond Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Corporate Bond Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE CORPORATE BOND FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

119

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032020

Annual Report | January 31, 2020

Vanguard Ultra-Short-Term Bond Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

 •  The fiscal year ended January 31, 2020, was marked by concerns about global growth, trade disputes, geopolitical tensions, and uncertainty surrounding the United Kingdom’s exit from the European Union. The more challenging outlook prompted the U.S. Federal Reserve to cut short-term interest rates three times in 2019 after raising them four times in 2018. Other major central banks adopted more accommodative monetary policies as well.

•  Fed action contributed to short-term yields falling; longer-term yields fell amid lower growth and inflation expectations. The average yield spread for corporate bonds versus Treasuries narrowed.

•  Vanguard Ultra-Short-Term Bond Fund returned 3.21% for Investor Shares and 3.31% for Admiral Shares. These results were above the 2.91% return of the benchmark index.

•  That index consists of a single bond (the most recently issued 1-year Treasury). The fund, however, maintains exposure to investment-grade credit, securitized issues, and money market securities.

•  Over the period, the relative performance of the fund was driven primarily by its allocations to corporate bonds and asset-backed securities.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

For the 12 months ended January 31, 2020, Vanguard Ultra-Short-Term Bond Fund returned 3.21% for Investor Shares and 3.31% for Admiral Shares. Its benchmark, the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index, which consists of a single 1-year Treasury note, returned 2.91%.

The fund’s 30-day SEC yield declined from close to 3% to about 2%. This yield is a proxy for a portfolio’s potential annualized rate of income.

Investment environment

The financial markets were driven largely by shifts in the outlook for global growth and monetary policy during the fiscal year.

Gross domestic product—the broadest measure of economic activity—expanded at an annual rate of about 3% after adjusting for inflation in the first quarter of 2019. Its pace of growth then slowed amid weaker business confidence, trade disputes, and lessening effects from tax cuts.

The unemployment rate hit a half-century low during the period, which helped keep consumers spending, but the pace of job gains softened. Inflation remained tame. The annualized core consumer price index (which excludes the volatile food and energy segments) stayed at or a little above 2%.

After raising rates four times in 2018, the Federal Reserve began to reverse gears in March 2019 with an announcement that it would end its balance-sheet drawdown. It went on to lower the federal funds rate in August, September, and October. Those cuts, the first in more than a decade, were justified by policymakers as “insurance” meant to cushion the effects of trade policies and prolong an economic expansion already in its 11th year.

Rate cuts and slowing growth contributed to declines in yields across the maturity spectrum. The U.S. Treasury yield curve was inverted for part of the period—yields of shorter-term bonds were higher than those of longer-term bonds. But it finished the year displaying a more typical upward slope.

Yields of U.S. Treasury Securities

	January 31,	January 31,
Maturity	2019	2020
2 years	2.46%	1.31%
3 years	2.43	1.33
5 years	2.44	1.31
10 years	2.63	1.51
30 years	3.00	2.00

Source: Vanguard.

3

Fed action pushed shorter-term U.S. Treasury yields significantly lower. The yield of the 2-year Treasury note fell to 1.31% from 2.46% at the end of January 2019.

Demand for longer-term Treasury bonds was supported by escalating trade tensions, geopolitical flare-ups, and political uncertainties in Europe early in the year. While some of those concerns lessened later on, yields on these securities finished lower. The yield of the bellwether 10-year Treasury note ended down 112 basis points at 1.51%. (A basis point is one-hundredth of a percentage point.)

Management of the fund

The fund’s mandate is to generate income for investors without taking on meaningful interest rate risk. We look for diversified sources to generate that income. The challenge during this fiscal year was that the yield curve inverted at times; this compressed risk premia in all the traditional spread sectors we consider investing in.

Because we remained positive on the very front end of spread curves, we still had significant allocations to corporate paper and asset-backed securities maturing in 1 year or less. These were mostly high-quality securities made up of pooled auto loans, credit-card debt, and student loans. Fears of a recession arose in the first part of the period, but market sentiment improved later on and credit spreads tightened, which helped the fund outperform its benchmark.

As we don’t take directional interest rate bets, we maintained the fund’s duration (a measure of the sensitivity of bond and bond mutual fund prices to changes in interest rates) at close to one year, in line with that of its benchmark.

Outlook

Global growth is set to keep softening, with trade tensions and policy uncertainty unlikely to lessen substantially. The U.S. economy may fall below 2% trend growth in 2020, according to our economists in Vanguard Investment Strategy Group.

Other major regions are likely to see a deceleration as well in 2020. China, the world’s second-largest economy, is set to slow. The coronavirus will weigh on it in the near term, but we foresee the potential for a rebound in the second half of the year amid anticipated government stimulus. In the euro area, growth may stay weak at about 1%.

This backdrop, along with modest wage gains and structural factors such as technological advancements and globalization, is unlikely to support a sustained rebound in inflation. In the United States, inflation may trend closer to the Fed’s target, but—given the structural forces still in play—not much higher.

Going forward, we may see bouts of volatility related to growth, inflation, and interest rate expectations. But it’s worth restating that investors should look beyond short-term market movements and adhere to a long-term investment plan. Even in a

4

low-yield environment, bonds can play a useful role as ballast in a portfolio, helping to provide downside protection from riskier assets such as equities.

Whatever the markets may bring, our experienced team of credit analysts, traders, quantitative analysts, and risk managers will continue to seek out opportunities to add to the fund’s performance.

Samuel C. Martinez, CFA,

Portfolio Manager

Daniel Shaykevich, Principal

and Portfolio Manager

Arvind Narayanan, CFA,

Portfolio Manager

Vanguard Fixed Income Group

February 21, 2020

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ultra-Short-Term Bond Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,014.36	$1.02
Admiral™ Shares	1,000.00	1,014.36	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

7

Ultra-Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 24, 2015, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Investor Shares	3.21%	1.67%	$10,854
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	2.91	1.38	10,701
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.25	11,707

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/24/2015)	Investment
Ultra-Short-Term Bond Fund Admiral Shares	3.31%	1.77%	$54,510
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	2.91	1.38	53,503
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.25	58,537

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

8

Ultra-Short-Term Bond Fund

Sector Diversification

As of January 31, 2020

Asset-Backed/Commercial Mortgage-Backed	41.6%
Finance	21.8
Foreign	7.9
Industrial	15.7
Utilities	1.8
Short-Term Reserves	11.2

The table reflects the fund’s market exposure. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

9

Ultra-Short-Term Bond Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (41.7%)
1	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	1,600	1,607
1	Ally Master Owner Trust Series 2017-3	2.040%	6/15/22	55,000	55,051
1	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	10,640	10,851
1	American Express Credit Account Master Trust 2017-1	2.100%	9/15/22	8,586	8,586
1	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	195	197
1	AmeriCredit Automobile Receivables Trust 2016-4	2.410%	7/8/22	34,000	34,098
1	AmeriCredit Automobile Receivables Trust 2017-4	2.040%	7/18/22	6,305	6,307
1	AmeriCredit Automobile Receivables Trust 2019-3	2.170%	1/18/23	11,000	11,020
1,2	ARI Fleet Lease Trust 2017-A	1.910%	4/15/26	1,218	1,217
1,2	ARI Fleet Lease Trust 2018-B	3.220%	8/16/27	5,518	5,570
1,2	ARL Second LLC 2014-1A	2.920%	6/15/44	169	170
1,2	Avis Budget Rental Car Funding AESOP LLC 2014-2A	2.500%	2/20/21	7,039	7,040
1,2	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	15,748	15,761
1,2	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	20,930	21,007
1,2	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	11,830	11,985
1,2	Avis Budget Rental Car Funding AESOP LLC 2016-2A	2.720%	11/20/22	5,245	5,306
1	BMW Vehicle Lease Trust 2019-1	2.840%	11/22/21	21,000	21,203
1	BMW Vehicle Lease Trust 2019-1	2.920%	8/22/22	6,500	6,606
1,3	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	2.710%	2/25/30	96	96
1	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	210	211
1	California Republic Auto Receivables Trust 2018-1	3.140%	8/15/22	14,382	14,463
1	California Republic Auto Receivables Trust 2018-1	3.560%	3/15/23	5,000	5,099
1,2	Canadian Pacer Auto Receivables Trust A Series 2018	3.000%	6/21/21	3,563	3,570
1,2	Canadian Pacer Auto Receivables Trust A Series 2019	2.780%	3/21/22	21,821	21,928

10

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Canadian Pacer Auto Receivable Trust A Series 2020	1.770%	11/21/22	32,500	32,498
1	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	40	40
1,2	Capital Auto Receivables Asset Trust 2018-1	2.930%	6/20/22	4,025	4,057
1,2	Capital Auto Receivables Asset Trust 2018-2	3.270%	6/20/23	15,000	15,097
1	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	90	90
1	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	292	292
1	CarMax Auto Owner Trust 2016-4	2.910%	4/17/23	6,520	6,551
1	CarMax Auto Owner Trust 2018-1	2.480%	11/15/22	24,083	24,224
1	CarMax Auto Owner Trust 2019-1	3.050%	3/15/24	1,850	1,888
1	CarMax Auto Owner Trust 2019-4	2.010%	3/15/23	23,000	23,073
1,2	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	2,503	2,504
1,2	Chesapeake Funding II LLC 2017-3A	1.910%	8/15/29	7,102	7,100
1,2	Chesapeake Funding II LLC 2017-4A	2.120%	11/15/29	17,070	17,085
1,2	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	9,721	9,820
1,2	Chesapeake Funding II LLC 2018-2A	3.230%	8/15/30	54,640	55,628
1,2	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	21,505	21,801
1,2	Chesapeake Funding II LLC 2019-2	1.950%	9/15/31	28,762	28,709
1,2	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	570	572
1,2	Chrysler Capital Auto Receivables Trust 2016-BA	1.870%	2/15/22	11,351	11,354
1	CNH Equipment Trust 2019-A	2.960%	5/16/22	3,605	3,624
1	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	31	31
1,2	Dell Equipment Finance Trust 2018-1	3.180%	6/22/23	3,990	4,026
1,2	Dell Equipment Finance Trust 2019-1	2.780%	8/23/21	17,496	17,568
1,2	DLL Securitization Trust Series 2018-A2	3.140%	10/20/20	2,844	2,845
1,2	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	18,980	19,175
1,2	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	180	185
1,2	DLL Securitization Trust Series 2019-DA1	2.790%	11/22/21	21,606	21,686
1,2	DLL Securitization Trust Series 2019-MA2	2.270%	5/20/22	50,000	50,085
1,2	DLL Securitization Trust Series 2019-MT3	2.130%	1/20/22	50,000	50,069
1,2	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	1,429	1,443
1,2	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	1,111	1,124
1	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	5,357	5,411
1	Drive Auto Receivables Trust 2018-1	3.810%	5/15/24	15,825	16,096
1	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	4,031	4,054
1	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	979	979
1	Drive Auto Receivables Trust 2018-5	3.340%	10/15/22	21,462	21,500
1	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	5,550	5,599
1	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	4,488	4,603
1	Drive Auto Receivables Trust 2019-2	3.040%	3/15/23	5,890	5,924
1	Drive Auto Receivables Trust 2019-2	3.170%	11/15/23	18,000	18,194
1	Drive Auto Receivables Trust 2019-3	2.630%	9/15/22	7,495	7,511
1	Drive Auto Receivables Trust 2019-4	2.230%	1/16/24	13,400	13,419
1	Drive Auto Receivables Trust 2020-1	1.990%	12/15/22	13,000	13,018
1,2	Drive Auto Receivables Trust 2020-1	1.940%	9/15/23	15,000	15,000
1	Drive Auto Receivables Trust 2020-1	2.020%	11/15/23	3,310	3,321
1,2	DT Auto Owner Trust 2018-3	3.020%	2/15/22	6,320	6,330
1,2	DT Auto Owner Trust 2019-2A	2.850%	9/15/22	8,012	8,039
1,2	DT Auto Owner Trust 2019-3	2.550%	8/15/22	8,699	8,719
1,2	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	191	191
1,2	Enterprise Fleet Financing LLC Series 2017-2	1.970%	1/20/23	5,344	5,346
1,2	Enterprise Fleet Financing LLC Series 2017-3	2.130%	5/22/23	4,097	4,103

11

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	7,892	7,937
1,2	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	10,597	10,748
1,2	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	10,666	10,782
1,2	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	22,010	22,185
1,2	Evergreen Credit Card Trust 2018-1	2.950%	3/15/23	3,750	3,796
1,2,3,4	Fannie Mae Connecticut Avenue Securities 2019-R03, 1M USD LIBOR + 0.750%	2.411%	9/25/31	924	924
1,2,3,4	Fannie Mae Connecticut Avenue Securities 2019-R04, 1M USD LIBOR + 0.750%	2.411%	6/25/39	11,285	11,289
1,2,3,4	Fannie Mae Connecticut Avenue Securities 2019-R05, 1M USD LIBOR + 0.750%	2.411%	7/25/39	4,610	4,612
1,2,3,4	Fannie Mae Connecticut Avenue Securities 2019-R06, 1M USD LIBOR + 0.750%	2.411%	9/25/39	22,288	22,301
1,2,3,4	Fannie Mae Connecticut Avenue Securities 2019-R07, 1M USD LIBOR + 0.770%	2.431%	10/25/39	34,007	34,017
1	Fifth Third Auto Trust 2019-1	2.660%	5/16/22	16,818	16,884
1,2	Flagship Credit Auto Trust 2017-1	2.830%	3/15/23	608	609
1,2	Flagship Credit Auto Trust 2017-4	2.070%	4/15/22	2,578	2,578
1,2	Flagship Credit Auto Trust 2018-1	2.590%	6/15/22	4,829	4,834
1,2	Flagship Credit Auto Trust 2018-3	3.070%	2/15/23	6,929	6,970
1	Ford Credit Auto Lease Trust 2018-A	3.050%	8/15/21	18,750	18,864
1	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	220	222
1	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	16,490	16,673
1	Ford Credit Auto Lease Trust 2020-A	1.800%	7/15/22	19,000	19,025
1	Ford Credit Auto Lease Trust 2020-A	1.850%	3/15/23	13,200	13,237
1,2	Ford Credit Auto Owner Trust 2015-REV2	2.440%	1/15/27	50,000	50,126
1	Ford Credit Auto Owner Trust 2016-B	1.520%	8/15/21	274	274
1,2	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	16,724	16,766
1	Ford Credit Floorplan Master Owner Trust A Series 2017-2	2.340%	9/15/22	3,000	3,009
1	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	12,726	13,121
1,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	3.661%	12/25/28	20	20
1,2,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.734%	2/25/48	953	959
1,2,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.813%	5/25/48	886	892
1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA3, 1M USD LIBOR + 0.730%	2.391%	7/25/49	2,125	2,125
1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4, 1M USD LIBOR + 0.700%	2.361%	10/25/49	3,807	3,808
1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2, 1M USD LIBOR + 0.700%	2.361%	4/25/49	1,401	1,401
1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA3, 1M USD LIBOR + 0.750%	2.411%	9/25/49	3,011	3,012
1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA1, 1M USD LIBOR + 0.700%	2.359%	1/25/50	10,200	10,200

12

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
§,1,2,3,4	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA1, 1M USD LIBOR + 0.750%	2.399%	1/25/50	3,800	3,800
1	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	450	450
1	GM Financial Automobile Leasing Trust 2019-2	2.670%	6/21/21	17,633	17,701
1	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	14,570	14,595
1,2	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	1,500	1,509
1,2	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	40	40
1	GM Financial Consumer Automobile 2020-1	1.830%	1/17/23	10,000	10,021
1,2	GMF Floorplan Owner Revolving Trust 2017-2	2.130%	7/15/22	55,000	55,046
1,2	GMF Floorplan Owner Revolving Trust 2018-1	3.060%	3/15/22	3,250	3,254
1,2	GMF Floorplan Owner Revolving Trust 2018-1	3.250%	3/15/22	3,000	3,002
1,2	GMF Floorplan Owner Revolving Trust 2018-1	3.500%	3/15/22	4,624	4,629
1,2	GMF Floorplan Owner Revolving Trust 2018-3	3.680%	9/15/22	1,430	1,442
1,2	GMF Floorplan Owner Revolving Trust 2018-4	3.440%	3/15/23	1,144	1,159
1,2	GMF Floorplan Owner Revolving Trust 2018-4	3.500%	9/15/23	40,025	41,149
1,2	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	370	373
1,2,3	Gosforth Funding 2017-1A plc, 3M USD LIBOR + 0.470%	2.373%	12/19/59	6,301	6,301
1,2,3	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.360%	8/25/60	8,251	8,243
1,2	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	2.970%	6/15/21	18,283	18,346
2	GTP Acquisition Partners I LLC	2.350%	6/15/20	1,070	1,070
1	Harley-Davidson Motorcycle Trust 2019-A	2.370%	5/15/22	13,798	13,823
1	Harley-Davidson Motorcycles 2020-A	1.830%	1/17/23	17,000	17,021
1,2	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	25,417	25,631
1,2	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	43,500	43,950
1,2	Hertz Vehicle Financing II LP 2015-1A	2.730%	3/25/21	34,664	34,693
1,2	Hertz Vehicle Financing II LP 2015-2A	2.960%	10/25/21	40,000	40,250
1,2	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	21,102	21,178
1,2	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	1,743	1,763
1,2,3	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.191%	10/15/54	6,480	6,479
1,2,3	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.251%	10/15/54	8,181	8,178
1	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	800	805
1,2	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	10,600	10,623
1,2	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	2,100	2,108
1,2	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/22	15,000	15,203
1,2	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	16,130	16,210

13

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Hyundai Auto Lease Securitization Trust 2020-A	1.950%	7/17/23	14,730	14,802
1,2	Kubota Credit Owner Trust 2018-1A	2.800%	2/16/21	3,490	3,492
1,2,3	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	3,968	3,959
1,3	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	15,320	15,327
1	Mercedes-Benz Auto Lease Trust 2019-A	2.000%	10/17/22	5,820	5,837
1	Mercedes-Benz Auto Lease Trust 2020-A	1.840%	12/15/22	16,870	16,900
1,2	MMAF Equipment Finance LLC 2018-A	2.920%	7/12/21	2,790	2,796
1,2	MMAF Equipment Finance LLC 2019-A	2.840%	1/10/22	17,362	17,450
1,2	MMAF Equipment Finance LLC 2019-B	2.070%	10/12/22	16,250	16,278
1,2,3	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.191%	9/25/24	3,275	3,274
1,2	Navient Student Loan Trust 2018-A	2.530%	2/18/42	7,361	7,369
1,2	Navient Student Loan Trust 2019-A	3.030%	1/15/43	3,151	3,160
1,2,3	Navient Student Loan Trust 2019-A, 1M USD LIBOR + 0.400%	2.076%	12/15/59	15,130	15,131
1,2	Navient Student Loan Trust 2019-CA	2.820%	2/15/68	21,976	22,061
1,2	Navient Student Loan Trust 2019-E	2.390%	5/15/68	43,339	43,574
1,2	Navient Student Loan Trust 2019-F	2.180%	8/15/68	19,302	19,352
1,3	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	2.481%	1/2/25	44	44
1	Nissan Auto Lease Trust 2019-A	2.710%	7/15/21	30,850	30,958
1	Nissan Auto Lease Trust 2019-B	2.270%	7/15/22	27,000	27,221
1	Nissan Auto Lease Trust 2020-A	1.800%	5/16/22	36,000	36,058
1	Nissan Auto Lease Trust 2020-A	1.840%	1/17/23	17,600	17,665
1	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	320	322
1,2,3	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.634%	3/12/47	2,756	2,757
1,2,3	Pepper Residential Securities Trust 2019-1, 1M USD LIBOR + 0.480%	2.164%	10/13/20	30,000	30,028
1,2,3	Pepper Residential Securities Trust 2019-1A, 1M USD LIBOR + 0.350%	2.027%	4/14/20	24,000	23,998
1,2,3	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.550%	1/16/60	9,329	9,323
1,2,3	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	2.654%	6/20/60	17,208	17,201
1,2,3	Pepper Residential Securities Trust 2024-A1U, 1M USD LIBOR + 0.900%	2.554%	11/18/60	13,154	13,161
1,2,3	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.211%	7/15/58	14,963	14,961
1,2	PFS Financing Corp 2017-B	2.220%	7/15/22	340	341
1,2	PFS Financing Corp. 2017-D	2.400%	10/17/22	430	432
1,2	PFS Financing Corp. 2018-D	3.190%	4/17/23	250	254
1,2,3	Resimac Premier Series 2017-1A, 1M USD LIBOR + 0.950%	2.634%	9/11/48	6,793	6,799
1,2,3	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.584%	12/5/59	10,540	10,547
1	Santander Drive Auto Receivables Trust 2016-3	2.800%	8/15/22	5,500	5,541
1	Santander Drive Auto Receivables Trust 2017-2	3.490%	7/17/23	10,000	10,138

14

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	104	105
1	Santander Drive Auto Receivables Trust 2018-2	3.030%	9/15/22	13,183	13,207
1	Santander Drive Auto Receivables Trust 2018-3	3.290%	10/17/22	17,517	17,559
1	Santander Drive Auto Receivables Trust 2018-3	3.510%	8/15/23	16,000	16,172
1	Santander Drive Auto Receivables Trust 2018-5	3.190%	3/15/22	7,579	7,582
1,2	Santander Retail Auto Lease Trust 2018-A	2.930%	5/20/21	52,378	52,537
1,2	Santander Retail Auto Lease Trust 2019-B	2.290%	4/20/22	41,717	41,958
1,2	Santander Retail Auto Lease Trust 2019-C	1.890%	9/20/22	40,000	40,091
1,2	SBA Tower Trust	3.156%	10/8/20	50,000	50,043
1,2	Securitized Term Auto Receivables Trust 2018-1A	2.807%	12/29/20	1,452	1,451
1,2	Securitized Term Auto Receivables Trust 2018-1A	3.068%	1/25/22	21,760	21,880
1,2	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	2,147	2,192
1,2,3	SMB Private Education Loan Trust 2019-B,
	1M USD LIBOR + 0.350%	2.026%	7/15/26	10,641	10,640
1,2	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	16,586	16,614
1,2	SoFi Professional Loan Program 2018-B LLC	2.640%	8/25/47	11,406	11,424
1,2	SoFi Professional Loan Program 2018-C LLC	3.080%	1/25/48	18,471	18,552
1,2	SoFi Professional Loan Program 2018-D LLC	3.120%	2/25/48	12,784	12,861
1,2	SoFi Professional Loan Program 2019-A LLC	3.180%	6/15/48	13,349	13,434
1,2	SoFi Professional Loan Program 2019-B LLC	2.780%	8/17/48	27,502	27,648
1,2	SoFi Professional Loan Program 2019-C LLC	2.130%	11/16/48	19,574	19,624
1,2	SoFi Professional Loan Program 2020-A LLC	2.060%	5/15/46	12,000	12,027
1	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	12,225	12,564
1,2	TCF Auto Receivables Owner Trust 2016-PT1	1.930%	6/15/22	4,811	4,808
1,2	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	77	77
1,2	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	290	290
1,2	Tesla Auto Lease Trust 2018-A	2.130%	4/20/22	29,000	29,052
1,2	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	15,418	15,660
1,2	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	665	666
1	Toyota Auto Receivables 2019-B Owner Trust	2.570%	8/15/23	55,751	56,682
1,2	Transportation Finance Equipment Trust 2019-1	1.900%	1/24/22	18,000	17,991
1,2	Trillium Credit Card Trust II 2019-2A	3.038%	1/26/24	48,980	49,550
1,2	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	504	505
1	USAA Auto Owner Trust 2019-1	2.160%	7/17/23	6,890	6,931
1,2	Verizon Owner Trust 2017-2	2.380%	12/20/21	3,260	3,270
1,2	Verizon Owner Trust 2017-3	2.380%	4/20/22	340	341
1,2	Verizon Owner Trust 2017-3	2.530%	4/20/22	9,030	9,068
1,2	Verizon Owner Trust 2018-1	3.050%	9/20/22	350	353
1,2	Verizon Owner Trust 2018-1	3.200%	9/20/22	1,850	1,873
1	Verizon Owner Trust 2019-A	2.930%	9/20/23	49,303	50,346
1,2	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	8,910	9,007
1,2	Volvo Financial Equipment LLC Series 2017-1A	1.920%	3/15/21	1,158	1,158
1	Wells Fargo Commercial Mortgage Trust 2013-LC12	1.676%	7/15/46	27	26
1	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1	1

15

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1,2	Wheels SPV 2 LLC 2017-1A	1.880%	4/20/26	1,675	1,673
1	World Omni Auto Receivables Trust 2016-B	1.730%	7/15/23	2,510	2,507
1	World Omni Auto Receivables Trust 2018-A	2.500%	4/17/23	6,574	6,616
1	World Omni Auto Receivables Trust 2018-D	3.010%	4/15/22	15,037	15,098
1	World Omni Auto Receivables Trust 2019-B	2.630%	6/15/22	21,140	21,215
1	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	679	688
1	World Omni Automobile Lease Securitization Trust 2019-A	2.890%	11/15/21	14,841	14,918
1	World Omni Automobile Lease Securitization Trust 2019-A	2.940%	5/16/22	17,500	17,778
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,871,643)					2,881,619
Corporate Bonds (39.3%)
Finance (21.8%)
	Banking (18.0%)
2	ABN AMRO Bank NV	2.650%	1/19/21	1,784	1,800
	American Express Co.	2.200%	10/30/20	28,605	28,660
2	ANZ New Zealand Int’l Ltd.	2.200%	7/17/20	4,095	4,102
2	ANZ New Zealand Int’l Ltd.	2.125%	7/28/21	30,000	30,169
2	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	2,418	2,488
1	Bank of America Corp.	2.369%	7/21/21	65,000	65,159
3	Bank of Montreal, 3M USD LIBOR + 0.340%	2.188%	7/13/20	40,000	40,050
	Bank of New York Mellon Corp.	4.150%	2/1/21	17,664	18,083
	Bank of New York Mellon Corp.	2.050%	5/3/21	10,780	10,833
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	16,501
2	Banque Federative du Credit Mutuel SA	2.200%	7/20/20	46,854	46,951
2	Banque Federative du Credit Mutuel SA	2.500%	4/13/21	3,000	3,027
	BPCE SA	2.650%	2/3/21	3,907	3,947
	BPCE SA	2.750%	12/2/21	1,950	1,986
	Capital One NA	2.250%	9/13/21	1,505	1,516
	Citibank NA	2.125%	10/20/20	17,095	17,138
1	Citibank NA	2.844%	5/20/22	3,000	3,041
	Citizens Bank NA	2.250%	10/30/20	3,500	3,509
	Citizens Bank NA	2.550%	5/13/21	13,725	13,845
	Commonwealth Bank of Australia	2.300%	3/12/20	27,090	27,107
	Commonwealth Bank of Australia	2.400%	11/2/20	21,615	21,719
2	Commonwealth Bank of Australia	2.000%	9/6/21	11,329	11,377
	Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	25,000	25,032
	Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	2,340	2,385
2	Danske Bank A/S	2.750%	9/17/20	49,155	49,360
	Discover Bank	7.000%	4/15/20	3,665	3,698
	Discover Bank	3.200%	8/9/21	4,017	4,097
2	DNB Bank ASA	2.125%	10/2/20	20,000	20,025
	Goldman Sachs Group Inc.	2.750%	9/15/20	63,100	63,351
3,5	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	2.080%	8/26/20	3,450	2,317
	HSBC Bank USA NA	4.875%	8/24/20	10,000	10,169
	HSBC Holdings plc	3.400%	3/8/21	10,000	10,172
	HSBC Holdings plc	5.100%	4/5/21	780	809
	HSBC Holdings plc	2.950%	5/25/21	17,620	17,875
	HSBC USA Inc.	5.000%	9/27/20	15,000	15,300
	Huntington National Bank	2.375%	3/10/20	13,755	13,755
	Huntington National Bank	2.875%	8/20/20	16,561	16,644

16

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	ICICI Bank Ltd./Hong Kong	5.750%	11/16/20	2,800	2,872
2	ING Bank NV	2.050%	8/15/21	7,000	7,030
	JPMorgan Chase & Co.	2.295%	8/15/21	6,500	6,516
1	JPMorgan Chase Bank NA	3.086%	4/26/21	17,229	17,283
	Lloyds Bank plc	2.700%	8/17/20	9,013	9,060
2	Macquarie Bank Ltd.	2.850%	7/29/20	5,000	5,025
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	11,513	11,660
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	20,155	20,268
2	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	20,000	20,138
2	Mizuho Financial Group Inc.	2.632%	4/12/21	9,850	9,951
	Mizuho Financial Group Inc.	2.273%	9/13/21	6,545	6,589
	Morgan Stanley	2.800%	6/16/20	13,387	13,437
	Morgan Stanley	5.500%	7/24/20	9,900	10,073
	Morgan Stanley	5.750%	1/25/21	21,650	22,462
3	Morgan Stanley, SOFR + 0.700%	2.272%	1/20/23	20,000	20,041
2	MUFG Bank Ltd.	2.300%	3/5/20	11,830	11,836
	National Australia Bank Ltd.	2.500%	1/12/21	10,000	10,078
	National Australia Bank Ltd.	2.625%	1/14/21	20,000	20,175
	National Bank of Canada	2.150%	6/12/20	7,000	7,007
2	Nordea Bank AB	2.125%	5/29/20	4,370	4,375
	PNC Bank NA	2.600%	7/21/20	44,145	44,270
	PNC Bank NA	2.150%	4/29/21	14,856	14,912
	PNC Funding Corp.	5.125%	2/8/20	3,840	3,841
	Royal Bank of Canada	2.150%	10/26/20	53,790	53,963
	Santander Holdings USA Inc.	2.650%	4/17/20	19,205	19,218
	Santander UK Group Holdings plc	2.875%	10/16/20	6,078	6,123
	Santander UK Group Holdings plc	3.125%	1/8/21	5,000	5,058
	Santander UK plc	2.125%	11/3/20	1,500	1,504
	Santander UK plc	2.500%	1/5/21	5,194	5,231
	Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	2,520	2,531
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	2,290	2,298
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	4,080	4,129
	Svenska Handelsbanken AB	3.350%	5/24/21	2,098	2,143
	Svenska Handelsbanken AB	1.875%	9/7/21	12,230	12,268
3	Toronto-Dominion Bank, 3M USD LIBOR + 0.280%	2.168%	6/11/20	20,000	20,025
	Truist Financial Corp.	2.625%	6/29/20	8,000	8,020
	Truist Financial Corp.	2.050%	5/10/21	10,000	10,038
2	UBS AG	2.450%	12/1/20	15,635	15,713
2	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	30,142	30,361
2	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	13,330	13,528
	US Bancorp	2.350%	1/29/21	4,250	4,271
	US Bancorp	4.125%	5/24/21	19,555	20,141
	Wells Fargo & Co.	4.600%	4/1/21	35,000	36,110
	Wells Fargo Bank NA	2.600%	1/15/21	5,000	5,044
	Westpac Banking Corp.	2.600%	11/23/20	11,200	11,279
3	Westpac Banking Corp., 3M USD LIBOR + 0.280%	2.190%	5/15/20	10,000	10,010
	Zions Bancorp NA	3.500%	8/27/21	15,360	15,692

17

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,570	11,616

	Finance Companies (0.3%)
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/30/20	21,492	21,868

	Insurance (3.2%)
2	AIG Global Funding	2.700%	12/15/21	3,910	3,972
	Anthem Inc.	2.500%	11/21/20	25,000	25,137
	Aon plc	2.800%	3/15/21	4,001	4,048
	AXIS Specialty Finance LLC	5.875%	6/1/20	4,600	4,657
	Chubb INA Holdings Inc.	2.300%	11/3/20	20,888	20,952
	Manulife Financial Corp.	4.900%	9/17/20	24,150	24,607
2	Metropolitan Life Global Funding I	1.950%	9/15/21	20,000	20,105
2	Metropolitan Life Global Funding I	3.450%	10/9/21	30,000	30,882
2	Pricoa Global Funding I	2.200%	6/3/21	12,000	12,068
2	Protective Life Global Funding	2.700%	11/25/20	50,840	51,230
	Prudential Financial Inc.	4.500%	11/15/20	1,423	1,453
2	Reliance Standard Life Global Funding II	3.050%	1/20/21	15,000	15,185
	WR Berkley Corp.	5.375%	9/15/20	6,618	6,738

	Real Estate Investment Trusts (0.1%)
	Federal Realty Investment Trust	2.550%	1/15/21	2,700	2,719
	Simon Property Group LP	2.500%	9/1/20	8,510	8,532
					1,507,363
Industrial (15.7%)
	Basic Industry (1.5%)
2	Air Liquide Finance SA	1.750%	9/27/21	15,965	15,978
	DuPont de Nemours Inc.	3.766%	11/15/20	13,000	13,193
	Eastman Chemical Co.	3.500%	12/1/21	18,332	18,869
	International Flavors & Fragrances Inc.	3.400%	9/25/20	24,000	24,200
	Newmont Corp.	3.625%	6/9/21	20,748	21,168
	Nutrien Ltd.	4.875%	3/30/20	12,850	12,915

	Capital Goods (0.6%)
	Caterpillar Financial Services Corp.	1.850%	9/4/20	5,091	5,094
	CNH Industrial Capital LLC	4.375%	11/6/20	6,060	6,166
	United Technologies Corp.	4.500%	4/15/20	29,000	29,164

	Communication (1.1%)
	America Movil SAB de CV	5.000%	3/30/20	1,909	1,918
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	20,848	20,968
2	Fox Corp.	3.666%	1/25/22	30,000	31,079
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	24,000	24,251

	Consumer Cyclical (2.4%)
6	American Honda Finance Corp.	3.150%	1/8/21	15,000	15,207
3	American Honda Finance Corp., 3M USD LIBOR + 0.260%	2.154%	6/16/20	35,000	35,026
2	BMW US Capital LLC	2.150%	4/6/20	3,000	3,000
2	BMW US Capital LLC	3.250%	8/14/20	18,000	18,138
	General Motors Financial Co. Inc.	3.700%	11/24/20	9,000	9,118

18

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	15,731	15,730
2	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	6,650	6,649
2	Nissan Motor Acceptance Corp.	2.550%	3/8/21	16,540	16,599
	Toyota Motor Credit Corp.	3.050%	1/8/21	10,000	10,125
2	Volkswagen Group of America Finance LLC	3.875%	11/13/20	32,000	32,489

	Consumer Noncyclical (3.3%)
	AbbVie Inc.	2.300%	5/14/21	33,000	33,207
	AstraZeneca plc	2.375%	11/16/20	3,289	3,307
	Baxter International Inc.	1.700%	8/15/21	2,500	2,501
2	Bayer US Finance LLC	3.000%	10/8/21	6,220	6,343
2	Bristol-Myers Squibb Co.	2.550%	5/14/21	20,000	20,225
3	Cigna Corp., 3M USD LIBOR + 0.350%	2.250%	3/17/20	15,000	15,003
	CVS Health Corp.	2.800%	7/20/20	22,000	22,076
	CVS Health Corp.	2.125%	6/1/21	5,000	5,023
	Express Scripts Holding Co.	2.600%	11/30/20	15,000	15,082
	Mead Johnson Nutrition Co.	3.000%	11/15/20	11,770	11,885
2	Pernod Ricard SA	4.450%	1/15/22	25,000	26,235
	Reynolds American Inc.	6.875%	5/1/20	8,304	8,405
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	30,000	30,240
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	32,000	32,020

	Energy (5.0%)
	Apache Corp.	3.625%	2/1/21	16,096	16,273
	BP Capital Markets America Inc.	4.500%	10/1/20	30,000	30,527
	BP Capital Markets plc	2.315%	2/13/20	19,000	19,002
	BP Capital Markets plc	3.561%	11/1/21	6,018	6,216
	Energy Transfer Operating LP	4.150%	10/1/20	20,000	20,300
	Enterprise Products Operating LLC	3.500%	2/1/22	25,000	25,828
	EOG Resources Inc.	4.100%	2/1/21	20,986	21,452
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	4,000	4,030
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	12,050	12,300
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	5,000	5,086
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	700	731
	Kinder Morgan Inc.	6.500%	9/15/20	5,551	5,710
2	Kinder Morgan Inc.	5.000%	2/15/21	1,790	1,843
	Marathon Petroleum Corp.	3.400%	12/15/20	11,733	11,870
	Marathon Petroleum Corp.	5.125%	3/1/21	17,535	18,147
2	Midwest Connector Capital Co. LLC	3.625%	4/1/22	5,835	6,019
	Pioneer Natural Resources Co.	3.450%	1/15/21	1,000	1,013
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	2,035	2,079
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	3,515	3,742
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	23,168	23,747
	Shell International Finance BV	1.875%	5/10/21	31,700	31,816
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	2,000	2,048
	Total Capital International SA	2.218%	7/12/21	15,000	15,118
	TransCanada PipeLines Ltd.	3.800%	10/1/20	5,710	5,775
3	Western Midstream Operating LP, 3M USD LIBOR + 0.850%	2.698%	1/13/23	20,000	19,997
	Williams Cos. Inc.	5.250%	3/15/20	31,675	31,784

19

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Technology (0.6%)
	International Business Machines Corp.	2.800%	5/13/21	40,000	40,610

	Transportation (1.2%)
1	Burlington Northern and Santa Fe Railway Co. 1999-2 Pass Through Trust	7.570%	1/2/21	99	103
1	Continental Airlines 2001-1 Class A-1 Pass Through Trust	6.703%	6/15/21	1,841	1,925
1	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	2,915	2,979
1	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	5,562	6,099
	Delta Air Lines Inc.	2.875%	3/13/20	18,000	18,019
	FedEx Corp.	3.400%	1/14/22	15,000	15,450
2	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.650%	7/29/21	25,000	25,631
1	Southwest Airlines Co. 2007-1 Pass Through Trust	6.650%	8/1/22	3,735	3,954
1	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	8,278	8,800
1	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	2,488	2,673
					1,087,292
Utilities (1.8%)
	Electric (1.8%)
	Alabama Power Co.	3.375%	10/1/20	21,785	21,986
	Ameren Corp.	2.700%	11/15/20	5,000	5,025
	CenterPoint Energy Inc.	3.600%	11/1/21	25,000	25,660
	Dominion Energy Inc.	2.000%	8/15/21	6,793	6,811
2	EDP Finance BV	5.250%	1/14/21	1,600	1,650
	Exelon Corp.	2.850%	6/15/20	5,000	5,012
	Exelon Corp.	5.150%	12/1/20	7,358	7,504
	LG&E & KU Energy LLC	3.750%	11/15/20	13,807	13,928
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	1,810	1,853
	NextEra Energy Capital Holdings Inc.	3.300%	8/15/22	15,190	15,714
	Pinnacle West Capital Corp.	2.250%	11/30/20	12,000	12,053
	Puget Energy Inc.	6.000%	9/1/21	7,829	8,320
					125,516
Total Corporate Bonds (Cost $2,699,521)					2,720,171
Sovereign Bonds (7.9%)
	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	8,758	8,779
	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	1,000	1,012
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,000	4,194
2	Corp. Nacional del Cobre de Chile	3.750%	11/4/20	53,022	53,638
	Empresa Nacional del Petroleo	4.750%	12/6/21	15,038	15,656
	Export-Import Bank of India	3.125%	7/20/21	3,235	3,275
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	10,000	10,009
7	Japan	2.500%	3/20/20	10,000,000	92,592
7	Japan Treasury Discount Bill	0.000%	2/10/20	6,000,000	55,375
7	Japan Treasury Discount Bill	0.000%	3/16/20	6,000,000	55,382
7	Japan Treasury Discount Bill	0.000%	4/13/20	6,500,000	60,007
3	Korea Development Bank, 3M USD LIBOR + 0.550%	2.437%	3/12/21	10,000	10,025

20

Ultra-Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Korea Development Bank, 3M USD
	LIBOR + 0.675%	2.577%	9/19/20	10,325	10,346
	Pertamina Persero PT	5.250%	5/23/21	33,000	34,182
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	3,400	3,453
	Republic of Colombia	11.750%	2/25/20	3,264	3,283
	Republic of Croatia	6.625%	7/14/20	27,310	27,838
	Republic of Croatia	6.375%	3/24/21	7,000	7,342
	Republic of Honduras	8.750%	12/16/20	762	801
	Republic of Hungary	6.375%	3/29/21	26,000	27,400
	Republic of Latvia	5.250%	6/16/21	1,500	1,567
	Republic of Lithuania	7.375%	2/11/20	18,100	18,122
	Republic of Romania	6.750%	2/7/22	14,040	15,323
	Sinopec Group Overseas Development
	2015 Ltd.	2.500%	4/28/20	7,110	7,121
	Sinopec Group Overseas Development
	2017 Ltd.	2.375%	4/12/20	10,000	10,006
	State Grid Overseas Investment 2016 Ltd.	2.250%	5/4/20	7,400	7,404
2	State Grid Overseas Investment 2016 Ltd.	2.125%	5/18/21	3,880	3,881
Total Sovereign Bonds (Cost $549,376)					548,013

				Shares
Temporary Cash Investments (11.2%)
Money Market Fund (7.6%)
8	Vanguard Market Liquidity Fund	1.730%		5,250,720	525,177

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (3.6%)
9	United States Treasury Bill	1.516%	12/31/20	250,000	246,692
Total Temporary Cash Investments (Cost $771,661)					771,869
Total Investments (100.1%) (Cost $6,892,201)					6,921,672

					Amount
					($000)
Other Assets and Liabilities (-0.1%)
Other Assets					65,830
Liabilities					(73,382)
					(7,552)
Net Assets (100%)					6,914,120

21

Ultra-Short-Term Bond Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	6,396,495
Affiliated Issuers	525,177
Total Investments in Securities	6,921,672
Investment in Vanguard	296
Receivables for Accrued Income	30,430
Receivables for Capital Shares Issued	27,424
Variation Margin Receivable—Futures Contracts	1,030
Unrealized Appreciation—Forward Currency Contracts	1,875
Unrealized Appreciation—OTC Swap Contracts	44
Other Assets	4,731
Total Assets	6,987,502
Liabilities
Payables for Investment Securities Purchased	59,392
Payables for Capital Shares Redeemed	9,165
Payables for Distributions	2,403
Payables to Vanguard	470
Variation Margin Payable—Futures Contracts	703
Unrealized Depreciation—Forward Currency Contracts	1,249
Total Liabilities	73,382
Net Assets	6,914,120

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	6,885,236
Total Distributable Earnings (Loss)	28,884
Net Assets	6,914,120

Investor Shares—Net Assets
Applicable to 46,949,676 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	471,316
Net Asset Value Per Share—Investor Shares	$10.04

22

Ultra-Short-Term Bond Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 320,862,511 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,442,804
Net Asset Value Per Share—Admiral Shares	$20.08

•	See Note A in Notes to Financial Statements.

§	Security value determined using significant unobservable inputs.

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $2,630,856,000, representing 38.1% of net assets.

3	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

5	Face amount denominated in Australian dollars.

6	Securities with a value of $2,433,000 have been segregated as initial margin for open futures contracts.

7	Face amount denominated in Japanese yen.

8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

9	Securities with a value of $335,000 have been segregated as collateral for open forward currency contracts.

LIBOR—London Interbank Offered Rate.

OTC— Over-the-Counter.

SOFR—Secured Overnight Financing Rate.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2020	6,835		1,478,816	3,337

Short Futures Contracts
5-Year U.S. Treasury Note	March 2020	(2,725)		(327,873)	(3,673)
					(336)

23

Ultra-Short-Term Bond Fund

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
State Street Bank & Trust Co.	2/4/20	JPY	125,000	USD	1,167	—	(13)
Citigroup Global Markets Inc.	3/23/20	USD	94,445	JPY	10,270,450	—	(614)
Citigroup Global Markets Inc.	4/13/20	USD	59,632	JPY	6,500,000	—	(601)
State Street Bank & Trust Co.	2/4/20	USD	57,174	JPY	6,000,000	1,789	—
State Street Bank & Trust Co.	3/16/20	USD	55,566	JPY	6,002,220	36	—
Standard Chartered Bank	4/13/20	USD	54,421	JPY	5,875,000	—	(21)
Toronto-Dominion Bank	3/18/20	USD	1,695	AUD	2,454	50	—
						1,875	(1,249)

AUD—Australian dollar.

JPY—Japanese yen.

USD—U.S. dollar.

At January 31, 2020, a counterparty had deposited in a segregated account securities with a value of $13,653,000 in connection with open forward currency contracts.

Over-the-Counter Credit Default Swaps
							Remaining
				Periodic			Up-Front
				Premium			Premium
			Notional	Received			Received	Unrealized	Unrealized
Reference	Termination		Amount	(Paid	)[1]	Value	(Paid )	Appreciation	(Depreciation	)
Entity	Date	Counterparty	($000)	(%	)	($000)	($000)	($000)	($000)
Credit Protection Sold/Moody’s Rating
Oriental Republic of Uruguay/Baa2	9/20/20	BOANA	21,650	1.000		106	(62)	44	—

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Periodic premium received/paid quarterly.

BOANA—Bank of America, N.A.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Ultra-Short-Term Bond Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	814
Interest[1]	168,191
Total Income	169,005
Expenses
The Vanguard Group—Note B
Investment Advisory Services	852
Management and Administrative—Investor Shares	659
Management and Administrative—Admiral Shares	4,544
Marketing and Distribution—Investor Shares	59
Marketing and Distribution—Admiral Shares	382
Custodian Fees	54
Auditing Fees	40
Shareholders’ Reports—Investor Shares	8
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	3
Total Expenses	6,622
Expenses Paid Indirectly	(30)
Net Expenses	6,592
Net Investment Income	162,413
Realized Net Gain (Loss)
Investment Securities Sold[1]	454
Futures Contracts	(3,228)
Swap Contracts	170
Forward Currency Contracts	8,310
Foreign Currencies	(606)
Realized Net Gain (Loss)	5,100
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	31,829
Futures Contracts	(2,856)
Swap Contracts	(10)
Forward Currency Contracts	3,678
Foreign Currencies	(31)
Change in Unrealized Appreciation (Depreciation)	32,610
Net Increase (Decrease) in Net Assets Resulting from Operations	200,123

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,022,000, $28,000, and $8,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Ultra-Short-Term Bond Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,413	108,104
Realized Net Gain (Loss)	5,100	(1,478)
Change in Unrealized Appreciation (Depreciation)	32,610	7,373
Net Increase (Decrease) in Net Assets Resulting from Operations	200,123	113,999
Distributions
Net Investment Income
Investor Shares	(10,116)	(5,404)
Admiral Shares	(154,654)	(102,561)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(164,770)	(107,965)
Capital Share Transactions
Investor Shares	160,119	130,361
Admiral Shares	1,165,013	1,764,475
Net Increase (Decrease) from Capital Share Transactions	1,325,132	1,894,836
Total Increase (Decrease)	1,360,485	1,900,870
Net Assets
Beginning of Period	5,553,635	3,652,765
End of Period	6,914,120	5,553,635

See accompanying Notes, which are an integral part of the Financial Statements.

26

Ultra-Short-Term Bond Fund

Financial Highlights

Investor Shares

					Feb. 10,
					2015[1] to
For a Share Outstanding		Year Ended January 31,			Jan. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.98	$9.97	$10.00	$9.99	$10.00
Investment Operations
Net Investment Income	.252 [2]	.227 [2]	.154 [2]	.106	.054
Net Realized and Unrealized Gain (Loss) on Investments	.065	.003	(.037)	.006	(.010)
Total from Investment Operations	.317	.230	.117	.112	.044
Distributions
Dividends from Net Investment Income	(.257)	(.220)	(.145)	(.102)	(.054)
Distributions from Realized Capital Gains	—	—	(.002)	—	—
Total Distributions	(.257)	(.220)	(.147)	(.102)	(.054)
Net Asset Value, End of Period	$10.04	$9.98	$9.97	$10.00	$9.99

Total Return[3]	3.21%	2.34%	1.17%	1.13%	0.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$471	$309	$179	$131	$47
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.28%	1.54%	1.11%	0.66%[4]
Portfolio Turnover Rate	70%	61%	70%	81%	24%

1	Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $10.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Ultra-Short-Term Bond Fund

Financial Highlights

Admiral Shares

					Feb. 10,
					2015[1] to
For a Share Outstanding		Year Ended January 31,			Jan. 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.96	$19.94	$20.00	$19.98	$20.00
Investment Operations
Net Investment Income	.527 [2]	.473 [2]	.328 [2]	.228	.122
Net Realized and Unrealized Gain (Loss) on Investments	.126	.008	(.077)	.015	(.021)
Total from Investment Operations	.653	.481	.251	.243	.101
Distributions
Dividends from Net Investment Income	(.533)	(.461)	(.307)	(.223)	(.121)
Distributions from Realized Capital Gains	—	—	(.004)	—	—
Total Distributions	(.533)	(.461)	(.311)	(.223)	(.121)
Net Asset Value, End of Period	$20.08	$19.96	$19.94	$20.00	$19.98

Total Return[3]	3.31%	2.44%	1.26%	1.22%	0.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,443	$5,244	$3,474	$2,024	$465
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.12%[4]
Ratio of Net Investment Income to Average Net Assets	2.63%	2.38%	1.64%	1.19%	0.74%[4]
Portfolio Turnover Rate	70%	61%	70%	81%	24%

1	Subscription period for the fund was February 10, 2015, to February 23, 2015, during which time all assets were held in money market instruments. Performance measurement began February 24, 2015, at a net asset value of $20.00.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Ultra-Short-Term Bond Fund

Notes to Financial Statements

Vanguard Ultra-Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

29

Ultra-Short-Term Bond Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 19% and 5% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2020, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.

30

Ultra-Short-Term Bond Fund

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

31

Ultra-Short-Term Bond Fund

During the year ended January 31, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

9. Other: Dividend Income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs);

32

Ultra-Short-Term Bond Fund

the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $296,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest bearing custody account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $30,000 (an annual rate of less than 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,877,819	3,800
Corporate Bonds	—	2,720,171	—
Sovereign Bonds	—	548,013	—
Temporary Cash Investments	525,177	246,692	—
Futures Contracts—Assets[1]	1,030	—	—
Futures Contracts—Liabilities[1]	(703)	—	—
Forward Currency Contracts—Assets	—	1,875	—
Forward Currency Contracts—Liabilities	—	(1,249)	—
Swap Contracts—Assets	—	44	—
Total	525,504	6,393,365	3,800

1 Represents variation margin on the last day of the reporting period.

33

Ultra-Short-Term Bond Fund

E. At January 31, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,030	—	—	1,030
Unrealized Appreciation—Forward Currency Contracts	—	1,875	—	1,875
Unrealized Appreciation—OTC Swap Contracts	—	—	44	44
Total Assets	1,030	1,875	44	2,949

Variation Margin Payable—Futures Contracts	(703)	—	—	(703)
Unrealized Depreciation—Forward Currency Contracts	—	(1,249)	—	(1,249)
Total Liabilities	(703)	(1,249)	—	(1,952)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2020, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(3,228)	—	—	(3,228)
Swap Contracts	—	—	170	170
Forward Currency Contracts	—	8,310	—	8,310
Realized Net Gain (Loss) on Derivatives	(3,228)	8,310	170	5,252

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(2,856)	—	—	(2,856)
Swap Contracts	—	—	(10)	(10)
Forward Currency Contracts	—	3,678	—	3,678
Change in Unrealized Appreciation (Depreciation) on Derivatives	(2,856)	3,678	(10)	812

34

Ultra-Short-Term Bond Fund

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; payables for distributions; and the tax recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	4,010
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(4,142)
Net Unrealized Gains (Losses)	31,530

* The fund used capital loss carryforwards of $957,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,890,250
Gross Unrealized Appreciation	35,402
Gross Unrealized Depreciation	(3,874)
Net Unrealized Appreciation (Depreciation)	31,528

35

Ultra-Short-Term Bond Fund

G. During the year ended January 31, 2020, the fund purchased $3,994,502,000 of investment securities and sold $3,203,200,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $78,981,000, respectively.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended January 31, 2020, such purchases and sales were $1,747,787,000 and $343,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	356,647	35,565	377,693	37,908
Issued in Lieu of Cash Distributions	9,370	935	4,931	495
Redeemed	(205,898)	(20,539)	(252,263)	(25,323)
Net Increase (Decrease)—Investor Shares	160,119	15,961	130,361	13,080
Admiral Shares
Issued	3,625,221	180,754	3,986,367	200,028
Issued in Lieu of Cash Distributions	129,020	6,437	85,418	4,289
Redeemed	(2,589,228)	(129,098)	(2,307,310)	(115,769)
Net Increase (Decrease)—Admiral Shares	1,165,013	58,093	1,764,475	88,548

I. Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Ultra-Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Ultra-Short-Term Bond Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

37

Special 2019 tax information (unaudited) for Vanguard Ultra-Short-Term Bond Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 70.3% of income dividends are interest-related dividends.

38

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Ultra-Short-Term Bond Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Ultra-Short-Term Bond Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Ultra-Short-Term Bond Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Ultra-Short-Term Bond Fund or the owners of the Ultra-Short-Term Bond Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Ultra-Short-Term Bond Fund. Investors acquire the Ultra-Short-Term Bond Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Ultra-Short-Term Bond Fund. The Ultra-Short-Term Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Ultra-Short-Term Bond Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Ultra-Short-Term Bond Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Ultra-Short-Term Bond Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Ultra-Short-Term Bond Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Ultra-Short-Term Bond Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Ultra-Short-Term Bond Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX.NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ULTRA-SHORT-TERM BOND FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited.Copyright 2020, Bloomberg.All rights reserved.

39

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14920 032020

Annual Report | January 31, 2020

Vanguard High-Yield Corporate Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1
Your Fund’s Performance at a Glance	2
Advisor’s Report	3
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•    For the 12 months ended January 31, 2020, Vanguard High-Yield Corporate Fund returned 10.45% for Investor Shares and 10.55% for Admiral Shares. The results surpassed the 10.18% return of the fund’s benchmark, the High-Yield Corporate Composite Index.

•    Stocks and bonds recorded strong results for the fiscal year. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. With the U.S.-China trade conflict fueling economic growth concerns, investors were also drawn to assets, such as bonds, that are generally considered less risky.

•    U.S. Treasuries returned about 9%, mortgage-backed securities returned about 6%, and corporate bonds returned more than 14%. By credit quality, lower-rated investment-grade bonds generally outperformed higher-rated ones; by maturity, longer-dated bonds significantly outperformed shorter-dated ones.

•    Within the high-yield market, however, higher-quality bonds generally outperformed those of lower quality, with BB- and B-rated bonds posting higher returns than their CCC-rated counterparts.

•    For the ten years ended January 31, 2020, the fund posted an average annual return of 7.02% for Investor Shares and 7.12% for Admiral Shares. Its benchmark index had an average annual return of 7.03%.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

For the 12 months ended January 31, 2020, Vanguard High-Yield Corporate Fund returned 10.45% for Investor Shares and 10.55% for Admiral Shares, compared with the 10.18% return of the custom index. The High-Yield Corporate Composite Index consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

The investment environment

High-yield markets benefited from both decreasing interest rates and tighter credit spreads. Sovereign yields declined across most markets following the injection of monetary stimulus by the U.S. Federal Reserve and the European Central Bank. Geopolitical uncertainty remained elevated over the period amid an elusive U.S.-China trade agreement, the Brexit saga, and U.S. presidential impeachment proceedings.

Despite these concerns, high-yield bond spreads tightened because of optimism that monetary accommodation could offset the drag on global growth from restrictive trade policies. The Fed cut interest rates three times in 2019 but later adopted a wait-and-see stance to assess economic data and track trade negotiation developments.

The 10-year U.S. Treasury yield decreased to 1.51% at the end of January 2020 from 2.63% at the end of January 2019. Major central banks deployed more accommodative policies amid trade headwinds, geopolitical tensions, and weaker global growth data, contributing to the decline in Treasury yields.

This dynamic lifted bond prices—bond yields and prices move in opposite directions. The spread of the high-yield market tightened to 390 basis points over Treasuries as of January 31, 2020, from 423 basis points at the end of January 2019. (A basis point is one-hundredth of a percentage point.) The average price of high-yield bonds increased $5, to $101, during the period.

There was notable dispersion in performance by credit quality during the year as the high-yield market generally rewarded higher-quality credits. BB-rated bonds led, returning 11.22%, according to Bloomberg Barclays High Yield Index data, while CCC-rated bonds lagged, with a 3.68% return. B-rated bonds returned 9.56%.

We acknowledge that the risk of recession has increased as a result of the coronavirus outbreak, but our base case is that it will result in a short-term supply shock.

High-yield fundamentals and technicals remain supportive, and while we expect defaults to increase over the next 12 months, we do not believe we are on the verge of the next default cycle. Although high-yield spreads are within historical median ranges, there is a bifurcation in higher- and lower-quality spreads and we are finding attractive idiosyncratic opportunities.

We also expect bouts of spread-widening as the U.S. presidential campaign unfolds that may present attractive total-return opportunities.

3

Overall, we forecast a below-coupon, but still positive, total return for high-yield securities in 2020, with security selection the key driver of benchmark-relative outperformance. While high-yield spreads appear tight by historical standards, the asset class may generate attractive income, in our view, and technicals remain supportive as the demand for income persists around much of the globe.

Moody’s trailing 12-month global issuer-weighted speculative-grade default rate ended December 2019 at 3.0%, below the long-term average of 4.2%. While instances of volatility may persist, we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Global political uncertainty and elevated trade tensions may contribute to market volatility. However, most of the high-yield companies in our opportunity set operate in domestically focused industries. While we are more uncertain about the long-term U.S. macroeconomic outlook, we continue to favor higher-quality issuers that are expected to benefit from a supportive U.S. consumer.

Global trade represents a key source of uncertainty. Global growth prospects likely hinge on whether trade-policy developments lead to stability or instead pull manufacturing down further and, with it, the consumer. However, we assign a low probability to U.S. and euro-area recession over the next year.

Our shortfalls

Positioning and security selection in the wirelines segment detracted from relative returns. Credit selection in utilities also hurt relative performance.

Our successes

The fund benefited from positioning and positive credit selection in financial institutions and energy, as well as credit selection in media and entertainment.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains meaningful exposure to relatively higher-quality names in the high-yield market. We believe these companies have more stable credit profiles and greater predictability of cash flows than those at the lower end of the quality spectrum.

We prefer higher-quality credits in an effort to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry. We also continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA, Senior Managing

Director and Fixed Income Portfolio

Manager

Wellington Management Company LLP

February 24, 2020

4

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

5

Six Months Ended January 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High-Yield Corporate Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,040.08	$1.18
Admiral™ Shares	1,000.00	1,040.60	0.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

6

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor Shares	10.45%	5.57%	7.02%	$19,701
High-Yield Corporate Composite Index	10.18	5.67	7.03	19,727
Bloomberg Barclays U.S. Corporate High Yield Bond Index	9.40	6.00	7.44	20,493

High-Yield Corporate Composite Index: Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	10.55%	5.67%	7.12%	$99,509
High-Yield Corporate Composite Index	10.18	5.67	7.03	98,635
Bloomberg Barclays U.S. Corporate High Yield Bond Index	9.40	6.00	7.44	102,467

See Financial Highlights for dividend and capital gains information.

7

High-Yield Corporate Fund

Sector Diversification

As of January 31, 2020

Basic Industry	3.3%
Capital Goods	12.7
Communication	19.3
Consumer Cyclical	13.8
Consumer Noncyclical	12.3
Energy	8.6
Finance	12.4
Other Industrial	0.8
Technology	10.3
Transportation	0.2
Treasury/Agency	4.0
Utilities	1.6
Other	0.7

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

8

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.7%)
U.S. Government Securities (3.7%)
	United States Treasury Note/Bond	1.500%	4/15/20	250,000	249,923
1	United States Treasury Note/Bond	1.500%	7/15/20	250,000	249,960
	United States Treasury Note/Bond	1.625%	10/15/20	250,000	250,118
	United States Treasury Note/Bond	2.000%	1/15/21	250,000	251,132
Total U.S. Government and Agency Obligations (Cost $1,000,001)					1,001,133
Corporate Bonds (88.9%)
Finance (11.2%)
	Banking (3.1%)
	Ally Financial Inc.	5.125%	9/30/24	56,315	62,721
	Ally Financial Inc.	5.750%	11/20/25	56,528	64,309
	Ally Financial Inc.	8.000%	11/1/31	7,355	10,372
	Barclays plc	4.375%	9/11/24	26,785	28,810
	Barclays plc	5.200%	5/12/26	15,000	16,923
2	BNP Paribas SA	6.750%	3/14/66	57,750	61,582
	CIT Group Inc.	5.250%	3/7/25	8,436	9,311
2	Credit Suisse AG	6.250%	12/31/50	163,170	180,091
2	ING Groep NV	6.875%	4/16/66	71,510	76,591
3	Intesa Sanpaolo SPA	5.017%	6/26/24	21,570	22,891
3	Intesa Sanpaolo SPA	5.710%	1/15/26	110,000	122,238
	Royal Bank of Scotland Group plc	6.125%	12/15/22	52,705	57,773
2	UBS Group AG	6.875%	3/22/66	114,390	118,892

	Finance Companies (5.2%)
2,3	AerCap Global Aviation Trust	6.500%	6/15/45	125,050	139,587
	Aircastle Ltd.	5.000%	4/1/23	33,700	36,455
	Aircastle Ltd.	4.125%	5/1/24	53,980	57,066
3	Avolon Holdings Funding Ltd.	5.250%	5/15/24	50,695	55,511
	CIT Group Inc.	5.000%	8/15/22	78,781	83,606
	CIT Group Inc.	5.000%	8/1/23	67,070	72,184
	CIT Group Inc.	4.750%	2/16/24	27,340	29,254
3	Freedom Mortgage Corp.	8.250%	4/15/25	24,260	23,835
	Navient Corp.	7.250%	1/25/22	43,900	47,302
	Navient Corp.	6.500%	6/15/22	144,669	154,796
	Navient Corp.	5.500%	1/25/23	48,120	50,406
	Navient Corp.	7.250%	9/25/23	24,615	27,323
	Navient Corp.	6.750%	6/25/25	138,585	150,884
	Navient Corp.	5.625%	8/1/33	24,926	22,683
3	Park Aerospace Holdings Ltd.	5.500%	2/15/24	20,000	22,157
	Springleaf Finance Corp.	8.250%	12/15/20	36,210	37,930

9

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Springleaf Finance Corp.	7.750%	10/1/21	69,567	74,958
	Springleaf Finance Corp.	6.125%	5/15/22	13,610	14,546
	Springleaf Finance Corp.	8.250%	10/1/23	17,136	19,985
	Springleaf Finance Corp.	6.125%	3/15/24	53,330	57,996
	Springleaf Finance Corp.	6.875%	3/15/25	23,455	26,533
	Springleaf Finance Corp.	7.125%	3/15/26	142,691	163,560
	Springleaf Finance Corp.	6.625%	1/15/28	25,345	28,577

	Insurance (2.4%)
4,5	Asurion LLC. Bank Loan, 1M USD LIBOR + 3.000%	4.645%	11/3/24	99,820	99,945
	Centene Corp.	4.750%	1/15/25	20,000	20,700
3	Centene Corp.	5.375%	6/1/26	10,000	10,625
3	Centene Corp.	4.250%	12/15/27	27,685	28,862
3	Centene Corp.	4.625%	12/15/29	40,570	43,663
	CNO Financial Group Inc.	5.250%	5/30/25	57,853	64,940
	CNO Financial Group Inc.	5.250%	5/30/29	54,320	61,246
	Genworth Holdings Inc.	7.200%	2/15/21	28,015	28,996
	Genworth Holdings Inc.	7.625%	9/24/21	25,505	26,908
	Genworth Holdings Inc.	4.900%	8/15/23	49,580	49,332
	Genworth Holdings Inc.	4.800%	2/15/24	15,900	15,502
	MGIC Investment Corp.	5.750%	8/15/23	24,695	27,134
	Radian Group Inc.	4.500%	10/1/24	73,175	77,840
	Radian Group Inc.	4.875%	3/15/27	36,000	37,980
3	WellCare Health Plans Inc.	5.250%	4/1/25	41,580	43,087
3	WellCare Health Plans Inc.	5.375%	8/15/26	5,000	5,312

	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	6.000%	6/1/25	46,060	47,787
3	VICI Properties LP / VICI Note Co. Inc.	4.250%	12/1/26	42,250	43,306
3	VICI Properties LP / VICI Note Co. Inc.	4.625%	12/1/29	28,225	29,460
					2,992,263
Industrial (76.2%)
	Basic Industry (3.1%)
3	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp.	7.500%	5/1/25	20,177	17,453
	Chemours Co.	6.625%	5/15/23	44,094	43,378
	Chemours Co.	7.000%	5/15/25	93,595	89,383
	Chemours Co.	5.375%	5/15/27	31,740	27,534
	Commercial Metals Co.	4.875%	5/15/23	6,540	6,834
	Commercial Metals Co.	5.750%	4/15/26	45,720	48,120
	Commercial Metals Co.	5.375%	7/15/27	19,735	20,648
3	Constellium NV	5.750%	5/15/24	34,862	35,821
3	Constellium NV	6.625%	3/1/25	68,600	70,830
3	Constellium NV	5.875%	2/15/26	10,195	10,577
3,6	CTC BondCo GmbH	5.250%	12/15/25	13,800	15,855
	Graphic Packaging International Inc.	4.125%	8/15/24	23,920	25,056
3	Graphic Packaging International LLC	4.750%	7/15/27	7,870	8,421
3	Novelis Corp.	5.875%	9/30/26	63,010	66,948
3	Novelis Corp.	4.750%	1/30/30	27,465	27,602
3,6	OCI NV	3.125%	11/1/24	31,590	35,645
3	OCI NV	5.250%	11/1/24	41,765	43,070
	Olin Corp.	5.125%	9/15/27	61,215	63,587
	Olin Corp.	5.625%	8/1/29	43,495	45,833
	Olin Corp.	5.000%	2/1/30	10,215	10,381

10

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PolyOne Corp.	5.250%	3/15/23	6,310	6,768
4,5	Starfruit Finco B.V. Bank Loan, 1M USD LIBOR + 3.000%	4.949%	10/1/25	17,028	17,011
4,5	Starfruit Finco B.V. Bank Loan, 1M USD LIBOR + 3.000%	4.949%	10/1/25	3,311	3,308
3	Tronox Finance plc	5.750%	10/1/25	9,105	8,991
3	Tronox Inc.	6.500%	4/15/26	90,895	90,213

	Capital Goods (11.9%)
3	American Builders & Contractors Supply Co. Inc.	5.875%	5/15/26	59,970	62,819
3	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	33,107	33,272
3	ARD Finance SA	6.500%	6/30/27	18,990	19,560
3	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	6.000%	2/15/25	126,361	131,889
3	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.125%	8/15/26	51,660	53,210
3,7	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	4.750%	7/15/27	5,520	7,568
3	Ardagh Packaging Finance plc / Ardagh Holdings USA Inc.	5.250%	8/15/27	24,300	25,454
3	Ashtead Capital Inc.	4.125%	8/15/25	46,175	47,387
3	Ashtead Capital Inc.	5.250%	8/1/26	17,715	18,911
3	Ashtead Capital Inc.	4.375%	8/15/27	46,175	48,022
	Ball Corp.	5.000%	3/15/22	8,535	9,015
	Ball Corp.	4.000%	11/15/23	15,403	16,231
6	Ball Corp.	4.375%	12/15/23	17,385	21,875
	Ball Corp.	5.250%	7/1/25	4,690	5,241
	Ball Corp.	4.875%	3/15/26	86,335	94,537
6	Ball Corp.	1.500%	3/15/27	44,040	48,783
3	BBA US Holdings Inc.	4.000%	3/1/28	65,710	64,642
3	Beacon Escrow Corp.	4.875%	11/1/25	86,460	85,920
3	Beacon Roofing Supply Inc.	4.500%	11/15/26	11,215	11,523
3	Berry Global Escrow Corp.	5.625%	7/15/27	7,055	7,514
3	Berry Global Inc.	4.500%	2/15/26	57,898	58,766
3	Berry Global Inc.	4.875%	7/15/26	53,380	55,945
3	Bombardier Inc.	5.750%	3/15/22	21,545	21,437
3	Bombardier Inc.	6.125%	1/15/23	76,319	75,174
3	Bombardier Inc.	7.500%	12/1/24	14,540	14,140
3	Bombardier Inc.	7.500%	3/15/25	47,116	45,349
3	Bombardier Inc.	7.875%	4/15/27	72,285	68,490
3	CD&R Waterworks Merger Sub LLC	6.125%	8/15/25	5,535	5,680
3	Cemex SAB de CV	6.125%	5/5/25	101,200	104,489
3	Cemex SAB de CV	7.750%	4/16/26	24,265	26,449
3	Clean Harbors Inc.	4.875%	7/15/27	32,416	34,077
3	Clean Harbors Inc.	5.125%	7/15/29	25,851	27,531
	Crown Americas LLC / Crown Americas Capital Corp. IV	4.500%	1/15/23	61,200	64,183
	Crown Americas LLC / Crown Americas Capital Corp. V	4.250%	9/30/26	6,000	6,240
	Crown Americas LLC / Crown Americas Capital Corp. VI	4.750%	2/1/26	23,465	24,345
3,6	Crown European Holdings SA	2.875%	2/1/26	51,200	60,985
3	Flex Acquisition Co. Inc.	6.875%	1/15/25	127,475	127,475

11

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	HD Supply Inc.	5.375%	10/15/26	38,211	40,456
3	Herc Holdings Inc.	5.500%	7/15/27	141,788	147,814
3	Jeld-Wen Inc.	4.625%	12/15/25	11,180	11,432
3	Jeld-Wen Inc.	4.875%	12/15/27	6,320	6,533
3	LANXESS AG	6.000%	4/1/24	13,801	14,146
3,6	Loxam SAS	4.250%	4/15/24	5,520	6,256
3	OI European Group BV	4.000%	3/15/23	22,215	22,493
3	Owens-Brockway Glass Container Inc.	5.000%	1/15/22	6,120	6,334
3	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	70,800	75,756
3	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	39,585	44,187
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	20,676	20,702
3	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	63,805	65,241
3	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	7.000%	7/15/24	14,670	15,092
3	Standard Industries Inc.	5.500%	2/15/23	4,269	4,333
3	Standard Industries Inc.	5.375%	11/15/24	65,655	67,132
3	Standard Industries Inc.	6.000%	10/15/25	143,050	148,772
3	Standard Industries Inc.	5.000%	2/15/27	16,990	17,755
3	Standard Industries Inc.	4.750%	1/15/28	31,995	32,755
	TransDigm Inc.	6.500%	7/15/24	144,895	149,423
	TransDigm Inc.	6.500%	5/15/25	44,030	45,791
3	TransDigm Inc.	6.250%	3/15/26	20,000	21,600
	TransDigm Inc.	6.375%	6/15/26	41,650	43,941
3	TransDigm Inc.	5.500%	11/15/27	97,190	97,676
	TransDigm UK Holdings plc	6.875%	5/15/26	5,000	5,337
3,6	Trivium Packaging Finance BV	3.750%	8/15/26	6,095	7,073
3	Trivium Packaging Finance BV	5.500%	8/15/26	11,810	12,489
	United Rentals North America Inc.	5.500%	7/15/25	48,115	49,799
	United Rentals North America Inc.	4.625%	10/15/25	52,360	53,473
	United Rentals North America Inc.	5.875%	9/15/26	62,210	66,254
	United Rentals North America Inc.	6.500%	12/15/26	55,080	59,899
	United Rentals North America Inc.	5.500%	5/15/27	76,330	81,196
	United Rentals North America Inc.	3.875%	11/15/27	30,420	30,724
	United Rentals North America Inc.	4.875%	1/15/28	60,445	62,863
	United Rentals North America Inc.	5.250%	1/15/30	24,410	26,180

	Communication (18.1%)
3	Altice Financing SA	6.625%	2/15/23	58,671	59,698
3,6	Altice Financing SA	2.250%	1/15/25	17,140	18,624
3	Altice Financing SA	7.500%	5/15/26	25,000	26,656
3,6	Altice Financing SA	3.000%	1/15/28	42,930	46,605
3	Altice Financing SA	5.000%	1/15/28	50,615	49,476
3,†	Altice France SA	2.125%	2/15/25	11,415	12,411
3	Altice France SA	7.375%	5/1/26	154,734	164,405
3	Altice Luxembourg SA	7.625%	2/15/25	7,600	7,885
	Belo Corp.	7.750%	6/1/27	29,475	34,191
	Belo Corp.	7.250%	9/15/27	24,707	28,537
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	12,635	12,761
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	2/15/23	33,021	33,392
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.125%	5/1/23	99,510	101,003

12

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	33,450	33,826
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	1/15/24	2,184	2,225
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.375%	5/1/25	82,205	84,774
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	2/15/26	47,140	49,497
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.500%	5/1/26	46,840	49,065
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.875%	5/1/27	14,255	15,003
3	CCO Holdings LLC / CCO Holdings Capital Corp.	5.000%	2/1/28	25,000	26,125
	CenturyLink Inc.	5.625%	4/1/20	2,500	2,509
	CenturyLink Inc.	5.800%	3/15/22	10,107	10,625
	CenturyLink Inc.	6.750%	12/1/23	23,920	26,581
	CenturyLink Inc.	7.500%	4/1/24	17,708	19,988
	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	4,215	5,484
	CSC Holdings LLC	6.750%	11/15/21	74,262	79,924
3	CSC Holdings LLC	5.375%	7/15/23	26,366	26,959
3	CSC Holdings LLC	10.875%	10/15/25	5,000	5,538
3	CSC Holdings LLC	5.500%	5/15/26	142,685	149,284
3	CSC Holdings LLC	5.500%	4/15/27	78,015	82,793
	DISH DBS Corp.	6.750%	6/1/21	152,345	159,962
	DISH DBS Corp.	5.875%	7/15/22	105,934	110,966
	DISH DBS Corp.	5.000%	3/15/23	43,776	44,433
	DISH DBS Corp.	5.875%	11/15/24	87,950	88,830
	DISH DBS Corp.	7.750%	7/1/26	107,230	112,591
	Embarq Corp.	7.995%	6/1/36	23,035	25,482
	Gannett Co. Inc.	6.375%	10/15/23	22,021	22,494
3	Gray Escrow Inc.	7.000%	5/15/27	27,142	29,517
3	Gray Television Inc.	5.125%	10/15/24	77,032	79,536
3	Gray Television Inc.	5.875%	7/15/26	60,725	63,534
3	iHeartCommunications Inc.	4.750%	1/15/28	45,020	45,583
3	Lamar Media Corp.	3.750%	2/15/28	32,860	33,065
3	Lamar Media Corp.	4.000%	2/15/30	21,415	21,576
	Level 3 Financing Inc.	5.375%	8/15/22	55,038	55,244
	Level 3 Financing Inc.	5.625%	2/1/23	26,620	26,620
	Level 3 Financing Inc.	5.125%	5/1/23	36,380	36,516
	Netflix Inc.	5.375%	2/1/21	4,500	4,618
	Nokia Oyj	4.375%	6/12/27	51,270	54,223
3	Outfront Media Capital LLC / Outfront Media Capital Corp.	4.625%	3/15/30	56,004	57,684
	Quebecor Media Inc.	5.750%	1/15/23	103,907	112,220
3	Sinclair Television Group Inc.	5.625%	8/1/24	15,715	16,147
3	Sinclair Television Group Inc.	5.875%	3/15/26	90,410	94,930
3	Sinclair Television Group Inc.	5.125%	2/15/27	57,340	58,702
3	Sirius XM Radio Inc.	3.875%	8/1/22	43,500	44,044
3	Sirius XM Radio Inc.	4.625%	7/15/24	55,185	57,254
	Sprint Capital Corp.	6.875%	11/15/28	99,215	100,455
	Sprint Capital Corp.	8.750%	3/15/32	63,969	70,846
3	Sprint Communications Inc.	7.000%	3/1/20	73,700	73,884
	Sprint Corp.	7.875%	9/15/23	280,264	297,080

13

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sprint Corp.	7.125%	6/15/24	70,886	73,101
	Sprint Corp.	7.625%	2/15/25	53,661	56,009
	T-Mobile USA Inc.	6.000%	4/15/24	17,553	18,080
	T-Mobile USA Inc.	5.125%	4/15/25	22,338	22,952
	T-Mobile USA Inc.	5.375%	4/15/27	102,055	109,199
	Telecom Italia Capital SA	6.375%	11/15/33	12,326	14,329
	Telecom Italia Capital SA	6.000%	9/30/34	33,530	37,554
	Telecom Italia Capital SA	7.721%	6/4/38	42,725	54,955
3	Telecom Italia SPA/Milano	5.303%	5/30/24	6,555	7,154
3	Telenet Finance Luxembourg Notes Sarl	5.500%	3/1/28	110,200	117,246
	Time Warner Cable LLC	5.875%	11/15/40	2,050	2,482
	Time Warner Cable LLC	5.500%	9/1/41	40,846	46,715
3	UPC Holding BV	5.500%	1/15/28	20,000	20,825
3	UPCB Finance IV Ltd.	5.375%	1/15/25	80,000	81,900
2	Viacom Inc.	5.875%	2/28/57	82,651	86,990
2	Viacom Inc.	6.250%	2/28/57	33,146	37,248
	Videotron Ltd.	5.000%	7/15/22	118,974	124,625
3	Videotron Ltd.	5.375%	6/15/24	12,673	13,750
3	Videotron Ltd.	5.125%	4/15/27	5,000	5,250
3	Virgin Media Finance plc	6.000%	10/15/24	58,255	60,003
3	Virgin Media Secured Finance plc	5.500%	8/15/26	32,522	34,067
3	Virgin Media Secured Finance plc	5.500%	5/15/29	27,780	29,238
3	VTR Finance BV	6.875%	1/15/24	79,760	81,555
3	WMG Acquisition Corp.	5.000%	8/1/23	26,706	27,307
3	WMG Acquisition Corp.	4.875%	11/1/24	72,596	74,955
3	WMG Acquisition Corp.	5.500%	4/15/26	90,226	94,963
3,6	WMG Acquisition Corp.	3.625%	10/15/26	7,030	8,190
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	107,300	109,580
3	Ziggo BV	5.500%	1/15/27	67,005	70,607
3	Ziggo BV	4.875%	1/15/30	59,000	60,662

	Consumer Cyclical (12.9%)
3	1011778 BC ULC / New Red Finance Inc.	4.250%	5/15/24	136,714	139,619
3	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	115,010	118,460
3	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	28,645	28,752
3	Adient Global Holdings Ltd.	4.875%	8/15/26	119,917	113,022
3	Adient US LLC	7.000%	5/15/26	17,845	19,540
3	APX Group Inc.	8.875%	12/1/22	134,375	134,543
4,5	Bass Pro Group, LLC. Bank Loan, 3M USD LIBOR + 5.000%	6.645%	12/15/23	62,897	62,688
3	Boyd Gaming Corp.	4.750%	12/1/27	100,425	101,931
3	Cedar Fair LP	5.250%	7/15/29	31,623	33,362
	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op	5.375%	4/15/27	27,005	28,592
	Cedar Fair LP / Canada’s Wonderland Co. / MagnumManagement Corp.	5.375%	6/1/24	15,675	16,067
3	CRC Escrow Issuer LLC / CRC Finco Inc.	5.250%	10/15/25	203,306	206,356
	Dana Holding Corp.	5.500%	12/15/24	34,460	35,451
	Delta Merger Sub Inc.	6.000%	9/15/26	58,115	63,636
3	FirstCash Inc.	5.375%	6/1/24	31,093	32,065
	GLP Capital LP / GLP Financing II Inc.	5.250%	6/1/25	14,310	15,993
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	60,235	68,425
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	41,865	48,328
	Goodyear Tire & Rubber Co.	5.125%	11/15/23	8,000	8,120
	Goodyear Tire & Rubber Co.	5.000%	5/31/26	52,202	54,290

14

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	112,833	116,218
3	Hanesbrands Inc.	4.625%	5/15/24	26,770	28,108
3	Hanesbrands Inc.	4.875%	5/15/26	24,510	25,827
	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	67,921	68,940
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	81,320	84,979
	Hilton Domestic Operating Co. Inc.	4.875%	1/15/30	8,740	9,243
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.625%	4/1/25	105,130	107,101
	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875%	4/1/27	64,885	67,886
3	Jacobs Entertainment Inc.	7.875%	2/1/24	26,555	28,016
	KB Home	7.000%	12/15/21	7,810	8,347
	KB Home	7.500%	9/15/22	6,935	7,811
	KB Home	7.625%	5/15/23	41,775	47,101
	KB Home	4.800%	11/15/29	12,085	12,568
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.000%	6/1/24	64,095	65,938
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	5.250%	6/1/26	29,156	30,541
3	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC	4.750%	6/1/27	24,810	26,144
	L Brands Inc.	6.694%	1/15/27	12,466	12,871
	L Brands Inc.	5.250%	2/1/28	42,804	42,483
	Lennar Corp.	4.125%	1/15/22	40,495	41,558
	Lennar Corp.	4.875%	12/15/23	21,825	23,407
	Lennar Corp.	4.500%	4/30/24	112,404	119,851
	Lennar Corp.	5.875%	11/15/24	4,860	5,461
	Lennar Corp.	5.250%	6/1/26	9,460	10,477
	Lennar Corp.	5.000%	6/15/27	42,955	47,358
	Lennar Corp.	4.750%	11/29/27	44,610	49,182
3,6	LHMC Finco Sarl	6.250%	12/20/23	46,210	53,717
3	LHMC Finco Sarl	7.875%	12/20/23	66,800	70,474
3	Lithia Motors Inc.	5.250%	8/1/25	5,708	5,893
3	Lithia Motors Inc.	4.625%	12/15/27	66,275	67,766
	Meritage Homes Corp.	5.125%	6/6/27	17,560	18,877
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	5,000	5,444
	MGM Resorts International	6.000%	3/15/23	12,554	13,747
	MGM Resorts International	5.750%	6/15/25	50,000	55,625
	MGM Resorts International	5.500%	4/15/27	45,055	49,504
3	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	6.250%	5/15/26	20,000	21,475
3	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	17,505	18,818
4,5	Panther BF Aggregator Bank Loan, 3M USD LIBOR + 3.500%	5.159%	4/30/26	25,810	25,950
3	Party City Holdings Inc.	6.125%	8/15/23	6,000	5,145
3	PetSmart Inc.	5.875%	6/1/25	41,731	42,774
	PulteGroup Inc.	5.500%	3/1/26	66,505	74,319
	PulteGroup Inc.	5.000%	1/15/27	4,315	4,768
	Service Corp. International	4.625%	12/15/27	33,435	34,940
	Service Corp. International	5.125%	6/1/29	50,495	53,714
3	Speedway Motorsports LLC / Speedway Funding II Inc.	4.875%	11/1/27	20,000	20,150
	Toll Brothers Finance Corp.	5.875%	2/15/22	4,000	4,225

15

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Toll Brothers Finance Corp.	4.375%	4/15/23	10,000	10,475
	Toll Brothers Finance Corp.	4.875%	11/15/25	9,595	10,483
	Toll Brothers Finance Corp.	4.875%	3/15/27	68,200	74,849
	Toll Brothers Finance Corp.	3.800%	11/1/29	25,000	25,097
3	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	12,625	12,657
	William Lyon Homes Inc.	7.000%	8/15/22	2,972	2,978
	William Lyon Homes Inc.	5.875%	1/31/25	48,230	49,617
3	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.500%	3/1/25	117,416	122,406
3	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.250%	5/15/27	54,650	56,699
3	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	5.125%	10/1/29	20,550	21,218
3	Yum Brands Inc.	4.750%	1/15/30	14,455	15,449

	Consumer Noncyclical (11.6%)
3	Aramark Services Inc.	5.000%	4/1/25	54,020	56,046
	Aramark Services Inc.	4.750%	6/1/26	48,420	50,357
3	Aramark Services Inc.	5.000%	2/1/28	47,085	49,145
3	Avantor Inc.	6.000%	10/1/24	30,000	31,875
	B&G Foods Inc.	5.250%	4/1/25	38,900	39,678
	B&G Foods Inc.	5.250%	9/15/27	70,975	70,798
3	Bausch Health Americas Inc.	9.250%	4/1/26	17,325	19,729
3	Bausch Health Cos Inc.	6.500%	3/15/22	21,490	21,947
3	Bausch Health Cos. Inc.	5.500%	3/1/23	2,066	2,071
3	Bausch Health Cos. Inc.	5.875%	5/15/23	1,873	1,889
3	Bausch Health Cos. Inc.	7.000%	3/15/24	38,315	39,800
3	Bausch Health Cos. Inc.	5.500%	11/1/25	71,675	74,363
3	Bausch Health Cos. Inc.	7.000%	1/15/28	18,060	19,595
3	Bausch Health Cos. Inc.	7.250%	5/30/29	1,940	2,175
3	Catalent Pharma Solutions Inc.	5.000%	7/15/27	21,270	22,307
3	Change Healthcare Holdings LLC / Change Healthcare Finance Inc.	5.750%	3/1/25	69,800	70,672
3	Charles River Laboratories International Inc.	5.500%	4/1/26	21,738	23,151
3	Charles River Laboratories International Inc.	4.250%	5/1/28	12,490	12,646
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,235
	CHS/Community Health Systems Inc.	6.250%	3/31/23	120,190	122,444
3	CHS/Community Health Systems Inc.	8.125%	6/30/24	22,553	20,185
3,6	Darling Global Finance BV	3.625%	5/15/26	12,945	14,938
3	Darling Ingredients Inc.	5.250%	4/15/27	25,305	26,697
3,6	Diamond BC BV	5.625%	8/15/25	101,750	110,572
3	Endo Dac / Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	64,855	44,750
3	Endo Finance LLC / Endo Ltd. / Endo Finco Inc.	6.000%	7/15/23	91,343	68,736
4,5	Froneri International plc Bank Loan, 1M USD LIBOR + 2.250%	3.895%	1/29/27	30,915	30,992
4,5	Froneri International plc Bank Loan, 1M USD LIBOR + 5.750%	7.395%	1/31/28	2,125	2,157
3,6	Grifols SA	1.625%	2/15/25	27,965	31,353
3,6	Grifols SA	2.250%	11/15/27	31,375	35,551
	HCA Inc.	6.250%	2/15/21	36,347	37,710
	HCA Inc.	7.500%	2/15/22	21,845	24,002
	HCA Inc.	5.875%	5/1/23	68,728	75,687
	HCA Inc.	5.375%	2/1/25	66,825	74,677
	HCA Inc.	7.690%	6/15/25	4,510	5,525

16

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HCA Inc.	5.875%	2/15/26	110,595	127,046
	HCA Inc.	5.250%	6/15/26	31,895	36,281
	HCA Inc.	5.625%	9/1/28	12,585	14,583
	HCA Inc.	5.875%	2/1/29	13,700	16,166
3	Hologic Inc.	4.375%	10/15/25	5,000	5,100
3	Hologic Inc.	4.625%	2/1/28	18,855	19,821
3	IQVIA Inc.	5.000%	5/15/27	74,182	78,262
3,6	IQVIA Inc.	2.250%	1/15/28	41,670	46,917
4,5	Lands’ End, Inc. Bank Loan, 3M USD LIBOR + 3.250%	4.895%	3/12/21	61,857	60,728
3	MPH Acquisition Holdings LLC	7.125%	6/1/24	53,485	51,947
3	Performance Food Group Inc.	5.500%	10/15/27	72,071	75,855
3	Polaris Intermediate Corp.	8.500%	12/1/22	82,880	77,286
3	Post Holdings Inc.	5.500%	3/1/25	56,995	59,061
3	Post Holdings Inc.	5.000%	8/15/26	117,433	121,837
3	Post Holdings Inc.	5.750%	3/1/27	37,091	39,131
3	Post Holdings Inc.	5.625%	1/15/28	90,650	96,202
3	Post Holdings Inc.	5.500%	12/15/29	16,000	16,920
3	Quintiles IMS Inc.	5.000%	10/15/26	66,310	69,543
	Revlon Consumer Products Corp.	5.750%	2/15/21	19,165	16,865
	Revlon Consumer Products Corp.	6.250%	8/1/24	67,860	30,876
4,5	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR + 3.500%	5.409%	9/7/23	19,858	15,411
4,5	Revlon Consumer Products Corp. Bank Loan, 1M USD LIBOR + 3.500%	5.409%	9/7/23	5,921	4,595
4,5	Reynolds Consumer Products Inc. Bank Loan, 1M USD LIBOR + 1.750%	3.416%	1/29/27	24,735	24,828
	Tenet Healthcare Corp.	4.625%	7/15/24	9,660	9,914
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	13,080	12,540
	Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	10,000	9,850
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	87,800	75,069
	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/1/28	87,505	91,333
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	10,000	7,650
3	TreeHouse Foods Inc.	6.000%	2/15/24	70,000	72,187
3	Valeant Pharmaceuticals International Inc.	9.000%	12/15/25	26,760	30,172
3	Valeant Pharmaceuticals International Inc.	8.500%	1/31/27	48,400	54,632
3	VRX Escrow Corp.	6.125%	4/15/25	154,710	159,351
3	West Street Merger Sub Inc.	6.375%	9/1/25	122,161	120,329

	Energy (8.1%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.625%	5/20/24	46,910	49,959
	AmeriGas Finance LLC / AmeriGas Finance Corp.	5.875%	8/20/26	46,910	51,249
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.500%	5/20/25	21,659	23,067
	AmeriGas Partners LP / AmeriGas Finance Corp.	5.750%	5/20/27	59,170	64,347
3	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.125%	11/15/22	44,736	43,506

17

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Blue Racer Midstream LLC / Blue Racer Finance Corp.	6.625%	7/15/26	24,310	22,122
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	26,612	30,837
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	39,084	44,263
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	43,385	48,374
3	Cheniere Energy Partners LP	4.500%	10/1/29	53,654	54,459
3	Chesapeake Energy Corp.	11.500%	1/1/25	89,775	71,820
3	DCP Midstream Operating LP	4.750%	9/30/21	26,924	27,563
	DCP Midstream Operating LP	4.950%	4/1/22	38,299	39,639
	DCP Midstream Operating LP	3.875%	3/15/23	31,988	32,628
	DCP Midstream Operating LP	5.600%	4/1/44	26,895	26,155
	EnLink Midstream Partners LP	5.050%	4/1/45	9,295	7,064
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	82,009	71,348
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	1/15/22	16,317	13,869
	Ferrellgas LP / Ferrellgas Finance Corp.	6.750%	6/15/23	26,720	22,645
	Matador Resources Co.	5.875%	9/15/26	67,580	65,891
3	MEG Energy Corp.	6.375%	1/30/23	30,650	30,995
3	MEG Energy Corp.	7.000%	3/31/24	22,410	22,578
3	MEG Energy Corp.	6.500%	1/15/25	81,311	84,868
3	Noble Holding International Ltd.	7.875%	2/1/26	15,185	10,895
3	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	47,585	49,013
3	Parsley Energy LLC / Parsley Finance Corp.	5.250%	8/15/25	6,810	6,963
	QEP Resources Inc.	5.375%	10/1/22	42,485	42,485
	QEP Resources Inc.	5.250%	5/1/23	42,925	41,047
3	Rockies Express Pipeline LLC	7.500%	7/15/38	38,048	41,187
3	Rockies Express Pipeline LLC	6.875%	4/15/40	13,880	14,713
	SM Energy Co.	6.125%	11/15/22	30,015	29,640
	SM Energy Co.	5.000%	1/15/24	69,110	62,717
	SM Energy Co.	5.625%	6/1/25	54,040	48,501
	SM Energy Co.	6.750%	9/15/26	17,855	16,203
	SM Energy Co.	6.625%	1/15/27	9,500	8,574
	Sunoco LP / Sunoco Finance Corp.	4.875%	1/15/23	57,680	58,978
	Sunoco LP / Sunoco Finance Corp.	5.500%	2/15/26	82,984	85,474
	Sunoco LP / Sunoco Finance Corp.	6.000%	4/15/27	80,255	84,268
	Sunoco LP / Sunoco Finance Corp.	5.875%	3/15/28	18,335	19,252
3	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	4.750%	10/1/23	66,577	66,743
3	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	9/15/24	24,498	24,743
3	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.	5.500%	1/15/28	84,770	84,770
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.125%	2/1/25	10,000	10,275
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.875%	1/15/29	37,470	41,358
2,3	Transocean Guardian Ltd.	5.875%	1/15/24	48,825	49,862
2,3	Transocean Phoenix 2 Ltd.	7.750%	10/15/24	21,021	22,177
2,3	Transocean Pontus Ltd.	6.125%	8/1/25	41,993	43,253
2,3	Transocean Proteus Ltd.	6.250%	12/1/24	24,214	25,001
3	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp.	8.750%	4/15/23	62,530	32,203
	Whiting Petroleum Corp.	6.625%	1/15/26	106,234	58,960
	WPX Energy Inc.	5.250%	9/15/24	112,100	117,144
	WPX Energy Inc.	5.750%	6/1/26	11,975	12,574

18

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Other Industrial (0.7%)
3	Brand Energy & Infrastructure Services Inc.	8.500%	7/15/25	104,430	105,213
4,5	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.512%	8/1/24	1,641	1,639
4,5	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.512%	8/1/24	4,004	3,999
4,5	Core & Main LP Bank Loan, 3M USD LIBOR + 3.000%	4.664%	8/1/24	3,646	3,642
3	KAR Auction Services Inc.	5.125%	6/1/25	79,923	82,121

	Technology (9.6%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	56,315	58,497
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	88,747	93,295
	CDK Global Inc.	5.000%	10/15/24	6,015	6,541
	CDK Global Inc.	5.875%	6/15/26	29,700	31,556
	CDK Global Inc.	4.875%	6/1/27	22,545	23,729
3	CDK Global Inc.	5.250%	5/15/29	25,050	26,803
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	20,655	22,979
	CDW LLC / CDW Finance Corp.	5.000%	9/1/25	31,255	32,466
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	92,250	95,363
3	Dun & Bradstreet Corp.	6.875%	8/15/26	32,229	35,331
4,5	Dun & Bradstreet Corp. Bank Loan, 3M USD LIBOR + 5.000%	6.661%	2/8/26	103,345	103,765
3	Entegris Inc.	4.625%	2/10/26	5,000	5,150
6	Equinix Inc.	2.875%	2/1/26	102,180	117,128
	Equinix Inc.	5.375%	5/15/27	47,030	51,028
4,5	Grizzly Acquisitions Inc. Bank Loan, 3M USD LIBOR + 3.250%	5.159%	10/1/25	23,404	23,287
	Infor US Inc.	6.500%	5/15/22	97,200	97,686
3	Iron Mountain Inc.	4.375%	6/1/21	14,300	14,336
	Iron Mountain Inc.	5.750%	8/15/24	28,364	28,612
3	Iron Mountain Inc.	4.875%	9/15/27	28,670	29,387
3	Iron Mountain Inc.	4.875%	9/15/29	68,270	69,635
3	MSCI Inc.	5.250%	11/15/24	8,991	9,227
3	MSCI Inc.	5.750%	8/15/25	62,816	65,486
3	MSCI Inc.	4.750%	8/1/26	10,330	10,834
3	MSCI Inc.	5.375%	5/15/27	28,181	30,576
3	MSCI Inc.	4.000%	11/15/29	89,580	91,596
	Nokia Oyj	3.375%	6/12/22	41,636	42,313
	Nokia Oyj	6.625%	5/15/39	124,674	149,453
3	Open Text Corp.	5.625%	1/15/23	57,998	58,795
3	Open Text Corp.	5.875%	6/1/26	81,555	85,939
	Pitney Bowes Inc.	4.625%	5/15/22	44,145	44,697
	Pitney Bowes Inc.	5.200%	4/1/23	76,725	76,725
	Pitney Bowes Inc.	4.625%	3/15/24	37,215	35,447
3,†	PTC Inc.	3.625%	2/15/25	11,460	11,546
3,†	PTC Inc.	4.000%	2/15/28	12,605	12,731
	Qorvo Inc.	5.500%	7/15/26	65,125	68,870
3	Qorvo Inc.	4.375%	10/15/29	81,508	84,768
3	Sensata Technologies BV	4.875%	10/15/23	10,000	10,675
3	Sensata Technologies BV	5.625%	11/1/24	19,290	21,291
3	Sensata Technologies BV	5.000%	10/1/25	52,750	57,102
3	Sensata Technologies Inc.	4.375%	2/15/30	12,638	12,701
3	Sensata Technologies UK Financing Co. plc	6.250%	2/15/26	49,705	52,190

19

High-Yield Corporate Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4,5	SS&C Technologies Holdings Inc. Bank Loan, 1M USD LIBOR + 1.750%	3.395%	4/16/25	19,615	19,624
4,5	SS&C Technologies Holdings Inc. Bank Loan, 1M USD LIBOR + 1.750%	3.395%	4/16/25	28,290	28,255
4,5	SS&C Technologies Holdings Inc. Bank Loan, 1M USD LIBOR + 1.750%	3.395%	4/16/25	18,785	18,802
3	SS&C Technologies Inc.	5.500%	9/30/27	130,305	137,798
	Symantec Corp.	3.950%	6/15/22	11,455	11,713
3	Symantec Corp.	5.000%	4/15/25	138,816	141,592
	Western Digital Corp.	4.750%	2/15/26	78,703	83,819
	Xerox Corp.	2.800%	5/15/20	11,685	11,669
	Xerox Corp.	2.750%	9/1/20	7,000	6,977
	Xerox Corp.	4.125%	3/15/23	71,975	74,485
	Xerox Corp.	4.800%	3/1/35	29,269	27,732
	Xerox Corp.	6.750%	12/15/39	22,139	24,159

	Transportation (0.2%)
	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	17,496	17,715
3	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	6.375%	4/1/24	32,663	33,847
					20,435,881
Utilities (1.5%)
	Electric (1.5%)
	AES Corp.	4.500%	3/15/23	59,805	61,001
	AES Corp.	4.875%	5/15/23	21,494	21,763
	AES Corp.	5.500%	4/15/25	5,475	5,646
	AES Corp.	6.000%	5/15/26	5,920	6,260
	AES Corp.	5.125%	9/1/27	58,610	61,687
	AES Corp.	4.000%	3/15/21	20,000	20,250
3	NextEra Energy Operating Partners LP	4.250%	7/15/24	39,739	41,378
3	NextEra Energy Operating Partners LP	4.250%	9/15/24	38,850	40,550
3	NextEra Energy Operating Partners LP	3.875%	10/15/26	104,720	105,732
3	NextEra Energy Operating Partners LP	4.500%	9/15/27	24,185	25,152
					389,419
Total Corporate Bonds (Cost $23,234,936)					23,817,563
Sovereign Bonds (0.6%)
3	DAE Funding LLC	4.000%	8/1/20	7,170	7,215
3	DAE Funding LLC	5.250%	11/15/21	26,185	27,199
3	DAE Funding LLC	4.500%	8/1/22	52,168	53,081
3	DAE Funding LLC	5.750%	11/15/23	2,500	2,625
3	DAE Funding LLC	5.000%	8/1/24	80,610	84,540
Total Sovereign Bonds (Cost $172,019)					174,660

20

High-Yield Corporate Fund

				Market
				Value•
			Shares	($000)
Preferred Stocks (0.5%)
GMAC Capital Trust I Pfd. (Cost $123,777)			4,743,200	124,272
Common Stocks (0.1%)
Utilities (0.1%)
§ Homer City Generation LP (Cost $41,520)			2,020,431	14,446

			Face
		Maturity	Amount
	Coupon	Date	($000)
Temporary Cash Investments (5.5%)
Repurchase Agreements (5.5%)
Bank of America Securities, LLC (Dated 1/31/2020, Repurchase Value $267,735,000, Federal Home Loan Mortgage Assn., 2.000%–5.000%, 8/1/30–1/1/50, and Federal National Mortgage Assn., 2.500%–5.000%, 7/1/28–2/1/50, with a value of $273,054,000)	1.590%	2/3/20	267,700	267,700
Credit Agricole Sec (Dated 1/31/2020, Repurchase Value $505,966,000, collateralized by U.S. Treasury Note/Bond, 1.750%–3.000%, 5/31/22–9/30/25, with a value of $516,018,000)	1.570%	2/3/20	505,900	505,900
JP Morgan Securities LLC (Dated 1/31/2020, Repurchase Value $186,324,000, collateralized by U.S. Treasury Note/Bond, 1.500%, 10/31/24, with a value of $190,026,000)	1.570%	2/3/20	186,300	186,300
RBC Capital Markets LLC (Dated 1/31/2020, Repurchase Value $242,232,000, Federal Home Loan Mortgage Assn., 3.000%–4.500%, 11/1/28–9/1/49, and Federal National Mortgage Assn., 3.000%–4.500%, 12/1/33–1/1/50, with a value of $247,044,000)	1.580%	2/3/20	242,200	242,200
TD Securities (USA) LLC (Dated 1/31/2020, Repurchase Value $282,938,000, collateralized by Federal National Mortgage Assn. 3.500%–4.500%, 10/1/48–5/1/49, with a value of $288,558,000)	1.590%	2/3/20	282,900	282,900
Total Temporary Cash Investments (Cost $1,485,000)				1,485,000
Total Investments (99.3%) (Cost $26,057,253)				26,617,074

21

High-Yield Corporate Fund

Amount
($000)
Other Assets and Liabilities (0.7%)
Other Assets
Investment in Vanguard	1,169
Receivables for Investment Securities Sold	75,320
Receivables for Accrued Income	338,355
Receivables for Capital Shares Issued	40,250
Other Assets	3,478
Total Other Assets	458,572
Liabilities
Payables for Investment Securities Purchased	(163,938)
Payables for Capital Shares Redeemed	(58,651)
Payables to Investment Advisor	(1,928)
Payables for Distributions	(29,303)
Payables to Vanguard	(13,010)
Variation Margin Payable—CC Swaps Contracts	(1,082)
Unrealized Depreciation—Forward Currency Contracts	(4,449)
Total Liabilities	(272,361)
Net Assets (100%)	26,803,285

At January 31, 2020, net assets consisted of:
Amount
($000)
Paid-in Capital	26,515,739
Total Distributable Earnings (Loss)	287,546
Net Assets	26,803,285

Investor Shares—Net Assets
Applicable to 690,339,980 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,102,027
Net Asset Value Per Share—Investor Shares	$5.94

22

High-Yield Corporate Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,820,446,471 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,701,258
Net Asset Value Per Share—Admiral Shares	$5.94

•	See Note A in Notes to Financial Statements.
§	Security value determined using significant unobservable inputs.
†	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
1	Securities with a value of $16,947,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $11,845,079,000, representing 44.2% of net assets.
4	Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2020, the aggregate value of these securities was $550,626,000, representing 2.1% of net assets.
5	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Face amount denominated in euro.
7	Face amount denominated in British pounds.

CC—Centrally Cleared.

LIBOR—London Interbank Offered Rate.

23

High-Yield Corporate Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Currency Contracts
	Contract					Unrealized	Unrealized
	Settlement		Contract Amount (000)			Appreciation	(Depreciation)
Counterparty	Date		Receive		Deliver	($000)	($000)
Citibank, N.A.	2/28/20	USD	669,992	EUR	606,986	—	(4,298)
Toronto-Dominion Bank	2/28/20	USD	12,520	EUR	11,347	—	(85)
Goldman Sachs International	2/28/20	USD	4,499	GBP	3,455	—	(66)
						—	(4,449)

EUR—euro.

GBP—British pound.

USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
				Periodic
				Premium		Unrealized
				Received		Appreciation
	Termination	Notional Amount		(Paid)[1]	Value	(Depreciation)
Reference Entity	Date	(000)		(%)	($000)	($000)
Credit Protection Sold
CDX-NA-HY-S33-V1	12/20/24	USD	307,242	5.000	25,753	4,730

1 Periodic premium received/paid quarterly.

USD—U.S. dollar.

At January 31, 2020, counterparties had deposited in a segregated account securities with a value of $547,000 and cash of $7,000,000 in connection with open forward currency contracts and open centrally cleared swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

24

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	9,952
Interest	1,345,385
Total Income	1,355,337
Expenses
Investment Advisory Fees—Note B	7,379
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,146
Management and Administrative—Admiral Shares	19,575
Marketing and Distribution—Investor Shares	476
Marketing and Distribution—Admiral Shares	1,294
Custodian Fees	117
Auditing Fees	40
Shareholders’ Reports—Investor Shares	110
Shareholders’ Reports—Admiral Shares	199
Trustees’ Fees and Expenses	28
Total Expenses	36,364
Net Investment Income	1,318,973
Realized Net Gain (Loss)
Investment Securities Sold	(20,852)
Swap Contracts	11,588
Forward Currency Contracts	31,405
Foreign Currencies	(145)
Realized Net Gain (Loss)	21,996
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,151,576
Swap Contracts	5,032
Forward Currency Contracts	(330)
Foreign Currencies	10
Change in Unrealized Appreciation (Depreciation)	1,156,288
Net Increase (Decrease) in Net Assets Resulting from Operations	2,497,257

See accompanying Notes, which are an integral part of the Financial Statements.

25

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,318,973	1,322,249
Realized Net Gain (Loss)	21,996	151,778
Change in Unrealized Appreciation (Depreciation)	1,156,288	(1,137,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,497,257	336,946
Distributions
Net Investment Income
Investor Shares	(204,765)	(215,874)
Admiral Shares	(1,145,812)	(1,147,877)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,350,577)	(1,363,751)
Capital Share Transactions
Investor Shares	367,892	(421,201)
Admiral Shares	2,446,481	(576,699)
Net Increase (Decrease) from Capital Share Transactions	2,814,373	(997,900)
Total Increase (Decrease)	3,961,053	(2,024,705)
Net Assets
Beginning of Period	22,842,232	24,866,937
End of Period	26,803,285	22,842,232

See accompanying Notes, which are an integral part of the Financial Statements.

26

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.67	$5.91	$5.86	$5.46	$5.98
Investment Operations
Net Investment Income	.302[1]	.317[1]	.309[1]	.315	.327
Net Realized and Unrealized Gain (Loss) on Investments	.278	(.230)	.048	.404	(.495)
Total from Investment Operations	.580	.087	.357	.719	(.168)
Distributions
Dividends from Net Investment Income	(.310)	(.327)	(.307)	(.317)	(.323)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.029)
Total Distributions	(.310)	(.327)	(.307)	(.319)	(.352)
Net Asset Value, End of Period	$5.94	$5.67	$5.91	$5.86	$5.46

Total Return[2]	10.45%	1.61%	6.19%	13.43%	-2.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,102	$3,557	$4,146	$4,064	$3,604
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.23%
Ratio of Net Investment Income to Average Net Assets	5.16%	5.55%	5.20%	5.48%	5.61%
Portfolio Turnover Rate	28%	21%	27%	26%	34%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

27

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$5.67	$5.91	$5.86	$5.46	$5.98
Investment Operations
Net Investment Income	.308[1]	.323[1]	.314[1]	.320	.333
Net Realized and Unrealized Gain (Loss) on Investments	.278	(.230)	.049	.404	(.495)
Total from Investment Operations	.586	.093	.363	.724	(.162)
Distributions
Dividends from Net Investment Income	(.316)	(.333)	(.313)	(.322)	(.329)
Distributions from Realized Capital Gains	—	—	—	(.002)	(.029)
Total Distributions	(.316)	(.333)	(.313)	(.324)	(.358)
Net Asset Value, End of Period	$5.94	$5.67	$5.91	$5.86	$5.46

Total Return[2]	10.55%	1.71%	6.29%	13.54%	-2.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,701	$19,285	$20,721	$17,718	$13,183
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	5.26%	5.65%	5.30%	5.58%	5.71%
Portfolio Turnover Rate	28%	21%	27%	26%	34%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

28

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investting in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or

29

High-Yield Corporate Fund

received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2020, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

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High-Yield Corporate Fund

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2020, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

31

High-Yield Corporate Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2020, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of

32

High-Yield Corporate Fund

operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,169,000, representing less than 0.01% of the fund’s net assets and 0.47% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,001,133	—
Corporate Bonds	—	23,817,563	—
Sovereign Bonds	—	174,660	—
Preferred Stocks	—	124,272	—
Common Stocks	—	—	14,446
Temporary Cash Investments	—	1,485,000	—
Forward Currency Contracts—Liabilities	—	(4,449)	—
Swap Contracts—Liabilities[1]	(1,082)	—	—
Total	(1,082)	26,598,179	14,446

1 Represents variation margin on the last day of the reporting period.

E.  At January 31, 2020, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Currency	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Payable—CC Swap Contracts	—	(1,082)	(1,082)
Unrealized Depreciation—Forward Currency Contracts	(4,449)	—	(4,449)
Total Liabilities	(4,449)	(1,082)	(5,531)

33

High-Yield Corporate Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2020, were:

	Currency	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Swap Contracts	—	11,588	11,588
Forward Currency Contracts	31,405	—	31,405
Realized Net Gain (Loss) on Derivatives	31,405	11,588	42,993

Change in Unrealized Appreciation (Depreciation) on Derivatives
Swap Contracts	—	5,032	5,032
Forward Currency Contracts	(330)	—	(330)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(330)	5,032	4,702

F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales; the realization of unrealized gains or losses on certain forward currency contracts; payables for distributions; amortization of premiums on certain callable debt securities; the tax recognition of gain or loss from foreign currency hedges; and the difference in the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	73,095
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(318,989)
Net Unrealized Gains (Losses)	574,234

34

High-Yield Corporate Fund

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,047,571
Gross Unrealized Appreciation	962,375
Gross Unrealized Depreciation	(388,142)
Net Unrealized Appreciation (Depreciation)	574,233

G.  During the year ended January 31, 2020, the fund purchased $7,163,563,000 of investment securities and sold $6,099,716,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $247,686,000 and $250,000,000, respectively.

H.  Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,219,185	208,300	679,181	118,997
Issued in Lieu of Cash Distributions	172,894	29,534	181,417	31,875
Redeemed	(1,024,187)	(174,962)	(1,281,799)	(224,647)
Net Increase (Decrease)—Investor Shares	367,892	62,872	(421,201)	(73,775)
Admiral Shares
Issued	5,813,176	993,716	3,993,184	701,012
Issued in Lieu of Cash Distributions	830,168	141,810	857,979	150,769
Redeemed	(4,196,863)	(717,300)	(5,427,862)	(954,321)
Net Increase (Decrease)—Admiral Shares	2,446,481	418,226	(576,699)	(102,540)

I.   Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard High-Yield Corporate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard High-Yield Corporate Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

36

Special 2019 tax information (unaudited) for Vanguard High-Yield Corporate Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 80.6% of income dividends are interest-related dividends.

37

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate High Yield Bond Index, Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, and Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the High-Yield Corporate Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the High-Yield Corporate Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the High-Yield Corporate Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the High-Yield Corporate Fund or the owners of the High-Yield Corporate Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the High-Yield Corporate Fund. Investors acquire the High-Yield Corporate Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the High-Yield Corporate Fund. The High-Yield Corporate Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the High-Yield Corporate Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the High-Yield Corporate Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the High Yield Corporate Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the High-Yield Corporate Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the High-Yield Corporate Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the High-Yield Corporate Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the High-Yield Corporate Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE HIGH-YIELD CORPORATE FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

38

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

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All rights reserved.
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Q290 032020

Annual Report | January 31, 2020

Vanguard GNMA Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

Advisor’s Report	3

About Your Fund’s Expenses	7

Performance Summary	9

Financial Statements	11

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•    For the 12 months ended January 31, 2020, Vanguard GNMA Fund returned 5.46% for Investor Shares and 5.57% for Admiral Shares. The results were in line with the 5.50% return of the fund’s benchmark, the Bloomberg Barclays U.S. GNMA Bond Index.

•    Stocks and bonds recorded strong results over the fiscal year. Stocks benefited from accommodative monetary policies implemented by the Federal Reserve and other major central banks. As the U.S.-China trade conflict fueled economic growth concerns, investors were also drawn to assets such as bonds, which are generally considered safer.

•     U.S. Treasuries returned about 9%, mortgage-backed securities (MBS) about 6%, and corporate bonds more than 14%. Within the MBS sector, GNMA issues trailed the broader agency bond market.

•    The advisor’s security selection boosted the GNMA Fund’s relative performance for the period, but its duration positioning (its sensitivity to interest rate changes) detracted as yields declined.

•     For the ten years ended January 31, 2020, Vanguard GNMA Fund returned an annualized average of 3.18% for Investor Shares and 3.29% for Admiral Shares. Its benchmark recorded an average annual return of 3.13%.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

Advisor’s Report

For the 12 months ended January 31, 2020, Investor Shares of Vanguard GNMA Fund returned 5.46% and Admiral Shares returned 5.57%. The fund’s benchmark, the Bloomberg Barclays U.S. GNMA Bond Index, returned 5.50%.

The investment environment

U.S. fixed income markets generated positive total returns for the fiscal year, driven by a substantial decline in yields across the Treasury curve. Geopolitical uncertainty was elevated amid ongoing trade talks between the U.S. and China, Brexit negotiations, and U.S. presidential impeachment proceedings.

Despite these concerns, U.S. corporate bond spreads tightened over optimism that monetary accommodation could offset restrictive trade policies’ drag on global growth. The Federal Reserve cut rates three times in the second half of 2019 before deciding to take a more patient approach to future adjustments.

By the end of 2019, yields had increased in most markets as global activity indicators stabilized and trade talks progressed. However, rising political tensions in the Middle East and an outbreak of the coronavirus in China reignited global growth fears at the start of 2020.

Early in 2019, U.S. Treasury yields declined sharply after a dovish shift in Federal Reserve policy and guidance and signs of a global growth slowdown. Geopolitical uncertainty rose as a U.S.-China trade agreement remained elusive despite ongoing negotiations.

Yields declined further in the second quarter as the Fed left rates unchanged but set the stage for cuts later in the year, indicating that it saw additional risks to its outlook from trade policy, investment intentions, and manufacturing. It cut rates as expected in the third quarter and also conducted short-term operations to alleviate funding pressures. Political uncertainty remained high, although corporate bond markets appeared to shrug it off.

Fixed income returns were mixed in the fourth quarter. Intermediate- and longer-term Treasury yields rose as economic data showed some improvement. And corporate bond spreads tightened over optimism that a phase one trade deal between the U.S. and China would help ease global growth concerns. However, in January, worries over the global spread of the coronavirus triggered a flight-to-safety in government bonds, and spreads in many fixed income sectors widened.

U.S. consumer confidence weakened during the fiscal year as a result of the economic uncertainty. Manufacturing activity contracted, though the housing market remained resilient as lower rates boosted activity.

Absolute returns rose for U.S. fixed income, led by the significant decline in Treasury yields prompted by safe-haven flows early in 2019 and 2020 and the accommodative Fed policy. Excess returns were also positive as spreads tightened in most fixed income sectors.

3

The agency mortgage-backed securities (MBS) market returned 6.25% as measured by the Bloomberg Barclays MBS Fixed Rate Index. It outperformed duration-equivalent Treasuries by 132 basis points (as measured by Wellington). The Bloomberg Barclays GNMA Index, part of the broader MBS Fixed Rate Index, returned 5.50%, beating duration-equivalent Treasuries by 0.71% (as measured by Wellington).

Mortgages began the fiscal year on a strong note, thanks to a plunge in volatility and the Fed’s dovish pivot early on when it effectively took rate hikes off the table. As the Fed later eased policy amid heightened trade/global growth concerns, interest rates staged a significant rally, triggering fears of rising mortgage prepayments in the third quarter.

Agency MBS spreads widened, particularly when prepayments spiked more than the market anticipated. However, investor anxiety subsided later in the year when rates moved higher and prepayment speeds came down off their peaks. Optimism that the worst had passed caused mortgages to outperform heading into year end.

The sector faced some pressure in January as rates dropped again and interest rate volatility increased because of coronavirus concerns. This was not enough to offset strong performance over much of the 12-month period. Within the MBS sector, conventionals (Federal Home Loan Mortgage Company [FHLMC] loans and Federal National Mortgage Association [FNMA] loans) outperformed GNMA pass-throughs, 30-year MBS surpassed 15-year MBS, and higher coupons generally performed better than lower coupons.

Our successes

Security selection in GNMA pass-throughs drove positive relative returns. The fund maintained an underweight to GNMAs while favoring agency collateralized mortgage obligations (CMO), Fannie Mae Delegated Underwriting and Servicing bonds (FNMA DUS), 30-year conventional pass-throughs, and high-quality securitized credit.

This positioning only modestly benefited results. Although excess returns were positive in the agency CMO, DUS, and securitized credit sectors, they were partially offset by the underweight to GNMA pass-throughs, which also performed well.

Our shortfalls

The fund’s tactical duration positioning detracted from relative performance. A modest short-duration posture in March and January hurt results as interest rates rallied.

The fund’s positioning

We maintain an underweight to GNMA MBS pass-throughs, focused on replacing their income with less prepayment-sensitive sectors of the agency MBS market. We continue to have a bias toward assets that can generate income and provide more stable cash flows, such as agency CMOs.

The substantial rally in interest rates during 2019 reintroduced prepayment risk to the agency MBS market; however, the uncertainty is primarily concentrated in

4

MBS issued since mid-2018. We believe current spreads compensate investors for the increased risk, and we maintain our constructive outlook on longer-term MBS fundamentals.

The Fed’s wait-and-see approach should keep interest rate volatility relatively contained in the near-term, which is a good environment for mortgages to earn income. However, our outlook for mortgages is tempered by looming political risks.

Brexit and U.S.-China trade relations have moderated for now. Any flare-up on the political front or big surprises in economic data could push rates outside of their recent ranges, pressuring agency MBS. In more recent developments, fears of an extended negative economic impact from the spread of the coronavirus may keep rates lower, and prepayment risk could pose a challenge.

Prepayment risk in agency MBS increased in 2019, especially for newer production, which exhibited higher prepay sensitivity to changes in interest rates. Originators and servicers have increased their use of technology in the origination process, contributing to more efficient refinancings.

GNMA and the Department of Veterans Affairs’ efforts to reduce the aggressive refinancing of recently issued loans have had limited success so far. Various policy and rule changes have concentrated the prepay risk in a more targeted set of borrowers, hurting the quality of mortgage to-be-announced securities (TBAs).

Within conventionals, the launch of uniform MBS also contributed to a worsening profile for TBAs. By allowing either FNMA or FHLMC collateral to be deliverable into a single TBA contract, the volume of highly prepayment-sensitive bonds (cheapest to deliver) increased dramatically, weighing on TBA valuations. An increase in gross weighted average coupons in conventional pools originated over the past year further heightened prepayment risk.

This was further exacerbated by the drift higher in the average loan size over the last several years. In aggregate, refinancing is still more challenging for borrowers than it was pre-crisis. As a result, peak prepayment speeds on in-the-money loans are likely to remain below historical refinancing booms. Even though the risk has risen, the backup in interest rates suggests that the worst of it may have passed.

The technical picture in 2020 appears more balanced. The Fed is still allowing its agency MBS balance sheet holdings to run off gradually, bringing extra supply to the market. This should be offset by positive demand. We believe low loan growth and better deposit growth at banks will support their demand for agency MBS. And the sector should continue to attract global demand because of its yield advantage in light of the still large amount of negative yields on global sovereign debt.

Agency MBS have also drawn interest as a liquid alternative to high-quality credit for investors wishing to de-risk their portfolios

5

because of the late stage of the credit cycle and the risk found in many sectors of the corporate credit market. We believe these trends will likely continue in 2020, benefiting agency MBS.

Longer term, agency MBS spreads are likely to be supported by growth in the Federal budget deficit as the supply of Treasuries is set to rise relative to agency MBS. Additionally, a more stable buyer base of long-term investors and limited participation of levered players should result in spreads that are more stable than they were pre-crisis.

Michael F. Garrett

Senior Managing Director and

Fixed Income Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Brian Conroy, CFA

Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

February 24, 2020

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended January 31, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
GNMA Fund	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,020.20	$1.07
Admiral™ Shares	1,000.00	1,020.71	0.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.11% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

8

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
GNMA Fund Investor Shares	5.46%	2.28%	3.18%	$13,676
Bloomberg Barclays U.S. GNMA Bond Index	5.50	2.33	3.13	13,610
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	14,501

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
GNMA Fund Admiral Shares	5.57%	2.38%	3.29%	$69,081
Bloomberg Barclays U.S. GNMA Bond Index	5.50	2.33	3.13	68,052
Bloomberg Barclays U.S. Aggregate Bond Index	9.64	3.01	3.79	72,507

See Financial Highlights for dividend and capital gains information.

9

GNMA Fund

Sector Diversification

As of January 31, 2020

Asset-Backed/Commercial Mortgage-Backed	1.7%
Government Mortgage-Backed	98.2
Treasury/Agency	0.1

The table reflects the fund’s market exposure. Any holdings in short-term reserves are excluded. The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

10

GNMA Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.5%)
U.S. Government Securities (0.1%)
[1,2,3,4]	United States Treasury Floating Rate Note, US Treasury 3 Month Bill Money Market Yield + 0.033%	1.569%	4/30/20	17,000	17,000

Conventional Mortgage-Backed Securities (89.6%)
[5,6]	Fannie Mae Pool	2.500%	7/1/27–8/1/46	84,228	85,654
[5,6]	Fannie Mae Pool	2.950%	6/1/31	1,925	2,092
[5,6]	Fannie Mae Pool	2.960%	6/1/31	2,479	2,694
[5,6]	Fannie Mae Pool	3.000%	11/1/22–11/1/49	151,720	155,481
[5,6]	Fannie Mae Pool	3.010%	8/1/34	2,045	2,231
[5,6]	Fannie Mae Pool	3.050%	7/1/31	2,000	2,190
[5,6]	Fannie Mae Pool	3.110%	11/1/27–2/1/28	22,919	24,952
[5,6]	Fannie Mae Pool	3.190%	9/1/29	3,725	4,109
[5,6]	Fannie Mae Pool	3.240%	3/1/28	6,197	6,785
[5,6]	Fannie Mae Pool	3.250%	5/1/32	16,500	18,304
[5,6]	Fannie Mae Pool	3.330%	4/1/32	10,818	12,145
[5,6]	Fannie Mae Pool	3.350%	1/1/30	5,052	5,640
[5,6]	Fannie Mae Pool	3.410%	5/1/32	4,100	4,640
[5,6]	Fannie Mae Pool	3.420%	4/1/31	1,445	1,623
[5,6]	Fannie Mae Pool	3.460%	9/1/29	6,639	7,428
[5,6]	Fannie Mae Pool	3.550%	2/1/30	8,875	10,034
[5,6]	Fannie Mae Pool	3.570%	10/1/29	1,001	1,129
[5,6]	Fannie Mae Pool	4.000%	5/1/46–6/1/46	6,398	6,825
[5,6]	Fannie Mae Pool	4.180%	11/1/30	28,836	33,623
[5,6]	Fannie Mae Pool	4.500%	12/1/40–3/1/44	2,437	2,651
[5,6]	Fannie Mae Pool	5.000%	6/1/23–8/1/49	108,597	116,967
[5,6]	Fannie Mae Pool	6.000%	7/1/22	1	2
[5,6]	Fannie Mae Pool	6.500%	2/1/29–5/1/40	1,898	2,174
[5,6]	Freddie Mac Gold Pool	3.000%	6/1/43–1/1/47	31,960	33,022
[5,6]	Freddie Mac Gold Pool	3.500%	11/1/47–9/1/48	87,209	90,752
[5,6]	Freddie Mac Gold Pool	4.000%	9/1/30–4/1/44	5,895	6,287
[5,6]	Freddie Mac Gold Pool	4.500%	4/1/34–2/1/46	54,868	59,467
[5,6]	Freddie Mac Gold Pool	5.000%	12/1/27–8/1/44	35,697	38,778
[5]	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	78,157	79,794
[5]	Ginnie Mae I Pool	3.000%	1/15/26–2/1/50	1,010,453	1,041,719
[4,5]	Ginnie Mae I Pool	3.500%	7/15/39–6/15/48	804,439	839,926
[5]	Ginnie Mae I Pool	3.750%	7/15/42	2,432	2,545
[5]	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	4,960	5,251
[5]	Ginnie Mae I Pool	4.000%	8/15/24–7/15/46	959,337	1,022,618

11

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Ginnie Mae I Pool	4.500%	4/15/33–1/15/45	510,607	554,497
[5]	Ginnie Mae I Pool	5.000%	1/15/30–2/1/50	450,199	500,494
[5]	Ginnie Mae I Pool	5.500%	9/15/23–9/15/45	341,923	377,201
[5]	Ginnie Mae I Pool	6.000%	2/15/24–2/1/50	170,147	188,044
[5]	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	124,090	136,800
[5]	Ginnie Mae I Pool	7.000%	11/15/31–11/15/36	35,019	39,544
[5]	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	18	18
[2,5]	Ginnie Mae I Pool	7.500%	10/15/31	13,448	15,570
[5]	Ginnie Mae I Pool	8.000%	8/15/31	4,664	5,392
[5]	Ginnie Mae I Pool	8.500%	3/15/21–6/15/28	373	411
[5]	Ginnie Mae I Pool	9.000%	5/15/21	1	1
[5]	Ginnie Mae I Pool	9.500%	6/15/20–8/15/21	17	20
[5]	Ginnie Mae II Pool	1.500%	4/20/44–6/20/47	1,049	991
[5]	Ginnie Mae II Pool	2.000%	10/20/43–2/20/47	852	841
[5,7]	Ginnie Mae II Pool	2.500%	11/20/42–2/1/50	705,788	719,087
[5]	Ginnie Mae II Pool	3.000%	4/20/31–3/1/50	3,074,744	3,180,125
§,4,5,7	Ginnie Mae II Pool	3.500%	10/20/40–3/1/50	7,083,058	7,339,125
[5,7]	Ginnie Mae II Pool	4.000%	4/20/39–2/1/50	3,566,859	3,717,108
[5,7]	Ginnie Mae II Pool	4.500%	12/20/32–2/1/50	992,165	1,060,417
[5,7]	Ginnie Mae II Pool	5.000%	10/20/32–2/1/50	429,102	461,237
[5]	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	25,715	28,967
[5]	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	33,460	38,087
[5]	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	920	1,072
[5]	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	77	88
[5,6,7]	UMBS Pool	2.500%	9/1/34–9/1/46	47,439	48,284
					22,142,953
Nonconventional Mortgage-Backed Securities (8.8%)
[5,6]	Fannie Mae Pool	2.338%	8/1/43	8,724	8,722
[5,6]	Fannie Mae Pool	2.800%	9/1/44	10,461	10,523
[5,6]	Fannie Mae REMICS	2.000%	9/25/42	8,982	8,892
[5,6]	Fannie Mae REMICS	2.500%	10/25/42	10,480	10,713
[5,6]	Fannie Mae REMICS	3.000%	6/25/43–10/25/48	109,697	115,466
[5,6]	Fannie Mae REMICS	3.500%	7/25/44–12/25/58	108,579	118,593
[5,6]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	3,359	3,751
[5,6]	Freddie Mac Non Gold Pool	2.195%	9/1/43	6,922	6,906
[5,6]	Freddie Mac Non Gold Pool	2.517%	8/1/43	12,110	12,093
[5,6]	Freddie Mac Non Gold Pool	2.659%	10/1/44	18,474	18,555
[5,6]	Freddie Mac Non Gold Pool	2.741%	7/1/44	4,417	4,427
[5,6]	Freddie Mac Non Gold Pool	2.838%	10/1/44	9,171	9,238
[5,6]	Freddie Mac Non Gold Pool	2.868%	4/1/44	8,585	9,114
[5,6]	Freddie Mac Non Gold Pool	2.959%	9/1/44	5,487	5,818
[5,6]	Freddie Mac Non Gold Pool	3.075%	10/1/44	13,305	14,150
[5,6]	Freddie Mac REMICS	2.000%	4/15/42	9,301	9,241
[5,6]	Freddie Mac REMICS	3.000%	8/15/42–3/15/48	99,825	106,222
[5,6]	Freddie Mac REMICS	4.000%	11/15/40	10,382	11,602
[5,6]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	9,143	10,299
[5]	Ginnie Mae REMICS	2.000%	7/20/42	46,953	46,548
[5]	Ginnie Mae REMICS	2.350%	5/17/46	33,921	34,183
[5]	Ginnie Mae REMICS	2.375%	4/20/44	6,188	6,297
[5]	Ginnie Mae REMICS	2.500%	12/16/39–11/20/45	65,774	66,431
[5]	Ginnie Mae REMICS	2.650%	11/17/48	15,713	15,901
[5]	Ginnie Mae REMICS	3.000%	3/20/40–6/20/47	135,150	141,986
[5]	Ginnie Mae REMICS	3.250%	8/20/44	8,509	9,415
[5]	Ginnie Mae REMICS	3.500%	7/20/43–9/20/44	32,582	34,707

12

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[5]	Ginnie Mae REMICS	4.500%	6/20/39	3,259	3,682
[5]	Ginnie Mae REMICS	5.000%	6/16/37	11,406	13,012
[5]	Ginnie Mae REMICS	5.500%	8/16/36	10,199	11,567
[1,5]	Ginnie Mae REMICS, 1M USD LIBOR + 0.200%	1.858%	2/20/37	2,518	2,451
[5]	Government National Mortgage Assn.	1.650%	11/20/45	121,063	119,133
[5]	Government National Mortgage Assn.	1.750%	10/20/42–7/20/44	22,976	21,425
[5]	Government National Mortgage Assn.	2.000%	1/20/42–10/20/44	9,348	9,319
[5]	Government National Mortgage Assn.	2.250%	3/16/45	15,869	16,058
[5]	Government National Mortgage Assn.	2.500%	5/20/41–1/20/48	161,437	163,464
[5]	Government National Mortgage Assn.	2.750%	6/16/43	19,855	20,206
[5]	Government National Mortgage Assn.	3.000%	6/20/39–6/20/49	843,089	876,190
[5]	Government National Mortgage Assn.	3.250%	2/20/49	2,892	3,230
[5]	Government National Mortgage Assn.	3.500%	8/16/44–2/20/49	50,026	55,258
[5]	Government National Mortgage Assn.	3.688%	10/20/48	17,901	19,824
[5]	Government National Mortgage Assn.	3.750%	12/16/39	1,993	2,240
					2,186,852
Total U.S. Government and Agency Obligations (Cost $23,957,224)					24,346,805
Asset-Backed/Commercial Mortgage-Backed Securities (1.7%)
[5,6]	Fannie Mae-Aces	2.885%	5/25/29	70,000	75,322
[5,6]	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	52,375	54,289
[5,6]	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	82,187	85,693
[5,6]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	193,063	204,015
[5,6]	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	12,049	13,091
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $427,289)					432,410
Temporary Cash Investments (6.8%)
Repurchase Agreements (4.4%)
	Bank of America Securities, LLC (Dated 1/31/20, Repurchase Value $29,004,000, collateralized by Government National Mortgage Assn. 3.500%–4.500%, 6/15/42–1/20/50, with a value of $29,580,000)	1.590%	2/3/20	29,000	29,000
	Barclays Capital Inc. (Dated 1/31/20, Repurchase Value $62,908,000, collateralized by U.S. Treasury Note/Bond 3.125%, 11/15/28, with a value of $64,158,000)	1.570%	2/3/20	62,900	62,900
	Citigroup Global Markets Inc. (Dated 1/31/20, Repurchase Value $58,608,000, collateralized by U.S. Treasury Bill 0.000%, 1/28/21, and U.S. Treasury Note/Bond 1.375%–1.690%, 1/31/22–1/31/27, with a value of $59,772,000)	1.560%	2/3/20	58,600	58,600

13

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Agricole Securities (USA) Inc. (Dated 1/31/20, Repurchase Value $2,100,000, collateralized by U.S. Treasury Note/Bond 2.875%, 5/31/25, with a value of $2,142,000)	1.570%	2/3/20	2,100	2,100
HSBC Bank USA (Dated 1/31/20, Repurchase Value $70,409,000, collateralized by Federal National Mortgage Assn. 4.000%–4.500%, 8/1/48–1/1/50, with a value of $71,808,000)	1.590%	2/3/20	70,400	70,400
HSBC Bank USA (Dated 1/31/20, Repurchase Value $183,424,000, collateralized by U.S. Treasury Bill 0.000%, 2/18/20–1/28/21, and U.S. Treasury Note/Bond 0.625%–4.500%, 4/30/20–2/15/48, with a value of $187,068,000)	1.570%	2/3/20	183,400	183,400
Natixis SA (Dated 1/31/20, Repurchase Value $205,527,000, collateralized by U.S. Treasury Note/Bond 1.125%–5.375%, 8/15/21–5/15/48, with a value of $209,610,000)	1.570%	2/3/20	205,500	205,500
Societe Generale (Dated 1/31/20, Repurchase Value $296,539,000, collateralized by Federal Home Loan Mortgage Corp. 1.750%–4.000%, 9/30/21–1/1/50, Federal National Mortgage Assn. 2.500%–4.500%, 1/1/28–1/1/50, Government National Mortgage Assn. 3.000%–4.000%, 7/20/44–9/15/59, U.S. Treasury Bill 0.000%, 2/6/20–10/8/20, and U.S. Treasury Note/Bond 1.125%–5.500%, 11/30/20–8/15/28, with a value of $302,430,000)	1.560%	2/3/20	296,500	296,500
TD Securities (USA) LLC (Dated 1/31/20, Repurchase Value $73,110,000, collateralized by Federal National Mortgage Assn. 3.500%–4.000%, 3/1/49–8/1/49, with a value of $74,562,000)	1.590%	2/3/20	73,100	73,100
Wells Fargo & Co. (Dated 1/31/20, Repurchase Value $98,413,000, collateralized by Federal National Mortgage Assn. 3.500%, 6/1/49, with a value of $100,368,000)	1.590%	2/3/20	98,400	98,400
				1,079,900

14

GNMA Fund

			Market
			Value•
	Coupon	Shares	($000)
Money Market Fund (2.4%)
[8] Vanguard Market Liquidity Fund	1.730%	6,053,108	605,432
Total Temporary Cash Investments (Cost $1,685,268)			1,685,332
Total Investments (107.0%) (Cost $26,069,781)			26,464,547

			Face
		Maturity	Amount
	Coupon	Date	($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.7%)
[5,6,7] UMBS Pool	3.000%	12/1/25–2/1/50	(116,508)	(118,880)
[5,6,7] UMBS Pool	5.000%	3/1/24–2/1/50	(60,393)	(64,647)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $182,577)				(183,527)
Other Assets and Liabilities (-6.3%)
Other Assets				6,371,049
Other Liabilities				(7,930,311)
				(1,559,262)
Net Assets (100%)				24,721,758

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	25,859,115
Affiliated Issuers	605,432
Total Investments in Securities	26,464,547
Investment in Vanguard	1,073
Receivables for Investment Securities Sold	6,268,382
Receivables for Accrued Income	80,349
Receivables for Capital Shares Issued	18,929
Variation Margin Receivable—Futures Contracts	1,124
Other Assets	1,192
Total Assets	32,835,596
Liabilities
Payables for Investment Securities Purchased	7,877,622
Payables to Investment Advisor	593
Payables for Capital Shares Redeemed	17,772
Payables for Distributions	8,307
Payables to Vanguard	20,981
Liability for Sale Commitments	183,527
Variation Margin Payable—Futures Contracts	2,345
Variation Margin Payable—CC Swap Contracts	704
Other Liabilities	1,987
Total Liabilities	8,113,838
Net Assets	24,721,758

15

GNMA Fund

At January 31, 2020, net assets consisted of:
Amount
($000)
Paid-in Capital	24,728,692
Total Distributable Earnings (Loss)	(6,934)
Net Assets	24,721,758

Investor Shares—Net Assets
Applicable to 696,176,792 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	7,365,471
Net Asset Value Per Share—Investor Shares	$10.58

Admiral Shares—Net Assets
Applicable to 1,640,498,758 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	17,356,287
Net Asset Value Per Share—Admiral Shares	$10.58

•	See Note A in Notes to Financial Statements.
§	Certain of the fund’s securities are valued using significant unobservable inputs.
1	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
2	Securities with a value of $14,295,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $10,200,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	Securities with a value of $15,819,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

CC—Centrally Cleared.

LIBOR—London Interbank Offered Rate.

REMICS—Real Estate Mortgage Investment Conduits.

UMBS—Uniform Mortgage-Backed Securities.

16

GNMA Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation )
Long Futures Contracts
10-Year U.S. Treasury Note	March 2020	2,871	377,985	1,979
5-Year U.S. Treasury Note	March 2020	1,148	138,128	1,125
				3,104

Short Futures Contracts
Ultra 10-Year U.S. Treasury Note	March 2020	(4,393)	(639,868)	(14,327)
30-Year U.S. Treasury Bond	March 2020	(335)	(54,783)	(1,749)
2-Year U.S. Treasury Note	March 2020	(31)	(6,707)	(25)
				(16,101)
				(12,997)

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest	Interest
			Rate	Rate			Unrealized
	Future	Notional	Received	Received			Appreciation
	Effective	Amount	(Paid)[1]	(Paid)	[2]	Value	(Depreciation )
Termination Date	Date	($000)	(%)	(%)		($000)	($000)
4/30/25	N/A	288,840	(3.000)	1.770		(24,444)	(24,441)

1 Fixed interest payment received/paid semiannually.

2 Based on 3M USD LIBOR as of the most recent payment date. Floating interest payment received/paid quarterly.

See accompanying Notes, which are an integral part of the Financial Statements.

17

GNMA Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Interest[1]	674,550
Total Income	674,550
Expenses
Investment Advisory Fees—Note B	2,265
The Vanguard Group—Note C
Management and Administrative—Investor Shares	13,018
Management and Administrative—Admiral Shares	14,750
Marketing and Distribution—Investor Shares	659
Marketing and Distribution—Admiral Shares	827
Custodian Fees	378
Auditing Fees	41
Shareholders’ Reports—Investor Shares	190
Shareholders’ Reports—Admiral Shares	174
Trustees’ Fees and Expenses	28
Total Expenses	32,330
Net Investment Income	642,220
Realized Net Gain (Loss)
Investment Securities Sold[1]	168,177
Futures Contracts	8,185
Swap Contracts	(74,917)
Realized Net Gain (Loss)	101,445
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	528,301
Futures Contracts	(21,452)
Swap Contracts	(13,968)
Change in Unrealized Appreciation (Depreciation)	492,881
Net Increase (Decrease) in Net Assets Resulting from Operations	1,236,546

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $18,146,000, ($1,000), and $64,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

18

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	642,220	669,601
Realized Net Gain (Loss)	101,445	(183,268)
Change in Unrealized Appreciation (Depreciation)	492,881	106,760
Net Increase (Decrease) in Net Assets Resulting from Operations	1,236,546	593,093
Distributions
Net Investment Income
Investor Shares	(191,365)	(205,195)
Admiral Shares	(453,286)	(461,404)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(644,651)	(666,599)
Capital Share Transactions
Investor Shares	468,661	(859,525)
Admiral Shares	2,240,579	(1,735,093)
Net Increase (Decrease) from Capital Share Transactions	2,709,240	(2,594,618)
Total Increase (Decrease)	3,301,135	(2,668,124)
Net Assets
Beginning of Period	21,420,623	24,088,747
End of Period	24,721,758	21,420,623

See accompanying Notes, which are an integral part of the Financial Statements.

19

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.31	$10.32	$10.51	$10.77	$10.88
Investment Operations
Net Investment Income	.285[1]	.298[1]	.284[1]	.236	.249
Net Realized and Unrealized Gain (Loss) on Investments	.272	(.011)	(.193)	(.183)	(.055)
Total from Investment Operations	.557	.287	.091	.053	.194
Distributions
Dividends from Net Investment Income	(.287)	(.297)	(.281)	(.237)	(.250)
Distributions from Realized Capital Gains	—	—	—	(.076)	(.054)
Total Distributions	(.287)	(.297)	(.281)	(.313)	(.304)
Net Asset Value, End of Period	$10.58	$10.31	$10.32	$10.51	$10.77

Total Return[2]	5.46%	2.85%	0.85%	0.49%	1.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,365	$6,715	$7,598	$7,993	$8,483
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.93%	2.70%	2.19%	2.33%
Portfolio Turnover Rate[3]	616%	415%	620%	926%	706%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 198%, 200%, 156%, 300%, and 219% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.31	$10.32	$10.51	$10.77	$10.88
Investment Operations
Net Investment Income	.295[1]	.309[1]	.294[1]	.247	.260
Net Realized and Unrealized Gain (Loss) on Investments	.272	(.012)	(.192)	(.183)	(.055)
Total from Investment Operations	.567	.297	.102	.064	.205
Distributions
Dividends from Net Investment Income	(.297)	(.307)	(.292)	(.248)	(.261)
Distributions from Realized Capital Gains	—	—	—	(.076)	(.054)
Total Distributions	(.297)	(.307)	(.292)	(.324)	(.315)
Net Asset Value, End of Period	$10.58	$10.31	$10.32	$10.51	$10.77

Total Return[2]	5.57%	2.95%	0.95%	0.59%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,356	$14,706	$16,491	$17,613	$17,419
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.81%	3.03%	2.80%	2.29%	2.43%
Portfolio Turnover Rate[3]	616%	415%	620%	926%	706%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes 198%, 200%, 156%, 300%, and 219% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented 5% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

22

GNMA Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2020, the average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on

23

GNMA Fund

its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

24

GNMA Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2020, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $1,073,000, representing less than 0.01% of the fund’s net assets and 0.43% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

25

GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,316,534	30,271
Asset-Backed/Commercial Mortgage-Backed Securities	—	432,410	—
Temporary Cash Investments	605,432	1,079,900	—
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(183,527)	—
Futures Contracts—Assets[1]	1,124	—	—
Futures Contracts—Liabilities[1]	(2,345)	—	—
Swap Contracts—Liabilities[1]	(704)	—	—
Total	603,507	25,645,317	30,271

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(604)
Total Distributable Earnings (Loss)	604

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the

26

GNMA Fund

realization of unrealized gains or losses on certain futures contracts; and payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	24,238
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(371,581)
Net Unrealized Gains (Losses)	368,128

* The fund used capital loss carryforwards of $81,833,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	26,071,028
Gross Unrealized Appreciation	462,318
Gross Unrealized Depreciation	(94,190)
Net Unrealized Appreciation (Depreciation)	368,128

F. During the year ended January 31, 2020, the fund purchased $140,847,888,000 of investment securities and sold $138,091,841,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,385,931	132,246	647,412	63,535
Issued in Lieu of Cash Distributions	179,799	17,154	187,345	18,362
Redeemed	(1,097,069)	(104,806)	(1,694,282)	(166,309)
Net Increase (Decrease)—Investor Shares	468,661	44,594	(859,525)	(84,412)
Admiral Shares
Issued	4,178,456	398,611	1,687,263	165,487
Issued in Lieu of Cash Distributions	357,545	34,102	364,477	35,717
Redeemed	(2,295,422)	(219,202)	(3,786,833)	(371,649)
Net Increase (Decrease)—Admiral Shares	2,240,579	213,511	(1,735,093)	(170,445)

H. Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard GNMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard GNMA Fund (one of the funds constituting Vanguard Fixed Income Securities Funds, referred to hereafter as the “Fund”) as of January 31, 2020, the related statement of operations for the year ended January 31, 2020, the statement of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2020 and the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

28

Special 2019 tax information (unaudited) for Vanguard GNMA Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 99.0% of income dividends are interest-related dividends.

29

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. GNMA Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the GNMA Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the GNMA Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the GNMA Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the GNMA Fund or the owners of the GNMA Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the GNMA Fund. Investors acquire the GNMA Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the GNMA Fund. The GNMA Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the GNMA Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the GNMA Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the GNMA Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the GNMA Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the GNMA Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the GNMA Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the GNMA Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GNMA FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2020 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q360 032020

Annual Report | January 31, 2020 Vanguard Real Estate Index Funds

Vanguard Real Estate Index Fund Vanguard Real Estate II Index Fund See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

A Note From Our Chairman	1

Your Fund’s Performance at a Glance	2

About Your Fund’s Expenses	3

Real Estate Index Fund	5

Real Estate II Index Fund	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

A Note From Our Chairman

Tim Buckley

Chairman and Chief Executive Officer

Dear Shareholder,

These are challenging times. The markets plummet one day and bounce back the next as investors process the uncertainty surrounding the coronavirus outbreak.

At Vanguard, we tell investors to “stay the course” in good times and bad. This means focusing on your investment goals, keeping a long-term perspective, being balanced across and diversified within asset classes, and limiting cost.

Vanguard investors have proven time and again that they know how to stay calm in a market downturn—an attribute that has served them well. But for those who are weathering their first bout of market volatility or could just use a friendly reminder, let me offer three points.

First, we stand by our counsel—“stay the course.”

Don’t be tempted to time the markets. It’s a losing strategy. An investment plan established during calmer times should not be abandoned in the midst of a market downturn. Although having exposure to different asset classes does not eliminate the risk of loss, we believe investors should let the potential benefits of diversification play out.

Second, whether you’re new to investing or a seasoned financial advisor, don’t feel that you need to go it alone. Our mission is to help you succeed, so reach out if we can be of help.

Our websites are constantly refreshed with our latest thinking on the markets and economy. And our experts offer practical advice on how to put this perspective to work in your portfolios.

And, finally, thank you.

Thank you for entrusting us with your financial success. It’s a tremendous responsibility that we take very seriously. No matter the market conditions, we look forward to partnering with you and helping you reach your investment goals.

Sincerely,

Mortimer J. Buckley

Chairman and Chief Executive Officer

March 3, 2020

1

Your Fund’s Performance at a Glance

•   For the 12 months ended January 31, 2020, Vanguard Real Estate Index Fund returned 16.59% for Investor Shares. Returns were a bit higher for Institutional, Admiral, and ETF Shares as well as for Vanguard Real Estate II Index Fund. The results were in line with those of the funds’ benchmark index but more than 3 percentage points behind the broad U.S. stock market.

•   The Federal Reserve reduced its target for short-term interest rates three times in 2019. Real estate investment trusts (REITs), which are particularly sensitive to rate changes, attracted investors searching for more solid sources of income in the low-rate environment.

•   Specialized REITs, the funds’ largest holding, contributed most to their returns. Residential, industrial, office, diversified, and health care REITs noticeably boosted results, as did real estate services. Retail REITs and hotel and resort REITs were the main detractors.

•   For the ten years ended January 31, 2020, the Real Estate Index Fund posted an average annual return of 12.56% for Investor Shares, in line with its benchmark index. The Real Estate Index II Fund launched in 2017 and doesn’t yet have a ten-year record.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.39%	14.33%	12.13%
Russell 2000 Index (Small-caps)	9.21	7.28	8.23
Russell 3000 Index (Broad U.S. market)	20.53	13.82	11.85
FTSE All-World ex US Index (International)	10.28	7.74	5.24

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	9.64%	4.62%	3.01%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	8.65	5.12	3.53
FTSE Three-Month U.S. Treasury Bill Index	2.18	1.68	1.07

CPI
Consumer Price Index	2.49%	2.04%	2.00%

2

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

3

Six Months Ended January 31, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2019	1/31/2020	Period
Based on Actual Fund Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,075.70	$1.31
ETF Shares	1,000.00	1,076.11	0.63
Admiral™ Shares	1,000.00	1,076.14	0.63
Institutional Shares	1,000.00	1,075.86	0.52
Real Estate II Index Fund	$1,000.00	$1,076.11	$0.42
Based on Hypothetical 5% Yearly Return
Real Estate Index Fund
Investor Shares	$1,000.00	$1,023.95	$1.28
ETF Shares	1,000.00	1,024.60	0.61
Admiral Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.70	0.51
Real Estate II Index Fund	$1,000.00	$1,024.80	$0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Real Estate Index Fund, 0.25% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares; and for the Real Estate II Index Fund, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

4

Real Estate Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2010, Through January 31, 2020

Initial Investment of $10,000

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Real Estate Index Fund Investor Shares	16.59%	5.88%	12.56%	$32,660
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund ETF Shares Net Asset Value	16.70%	6.03%	12.71%	$33,099
Real Estate Index Fund ETF Shares Market Price	16.61	6.01	12.72	33,124
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

See Financial Highlights for dividend and capital gains information.

5

Real Estate Index Fund

	Average Annual Total Returns Periods Ended January 31, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Real Estate Index Fund Admiral Shares	16.73%	6.03%	12.72%	$33,119
Real Estate Spliced Index	16.82	6.13	12.80	33,364
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	36,436

	One	Five	Ten	Final Value of a $5,000,000
	Year	Years	Years	Investment
Real Estate Index Fund Institutional Shares	16.77%	6.05%	12.74%	$16,593,174
Real Estate Spliced Index	16.82	6.13	12.80	16,682,097
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	11.79	13.80	18,217,755

Cumulative Returns of ETF Shares: January 31, 2010, Through January 31, 2020

	One Year	Five Years	Ten Years
Real Estate Index Fund ETF Shares Market Price	16.61%	33.89%	231.24%
Real Estate Index Fund ETF Shares Net Asset Value	16.70	33.98	230.99
Real Estate Spliced Index	16.82	34.65	233.64

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.

6

Real Estate Index Fund

Sector Diversification

As of January 31, 2020

Diversified Real Estate Activities	0.2%
Diversified REITs	4.9
Health Care REITs	9.8
Hotel & Resort REITs	3.7
Industrial REITs	8.6
Office REITs	9.5
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Real Estate Services	2.9
Residential REITs	15.0
Retail REITs	11.3
Specialized REITs	33.5

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

Real Estate Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts (REITs) (96.4%)[1]
Diversified REITs (4.4%)
	WP Carey Inc.	8,396,869	706,344
	Liberty Property Trust	7,690,817	481,830
	VEREIT Inc.	47,491,709	463,519
	STORE Capital Corp.	10,788,044	423,431
	PS Business Parks Inc.	1,011,572	169,499
	Washington REIT	3,936,264	119,820
	American Assets Trust Inc.	2,494,598	113,654
	Colony Capital Inc.	22,736,642	106,180
	Essential Properties Realty Trust Inc.	3,750,730	103,558
	Empire State Realty Trust Inc.	7,432,377	100,783
	Global Net Lease Inc.	4,152,743	86,086
	Alexander & Baldwin Inc.	3,373,369	73,742
	Armada Hoffler Properties Inc.	2,606,873	47,810
	iStar Inc.	3,057,834	44,522
	Gladstone Commercial Corp.	1,526,251	32,540
	One Liberty Properties Inc.	732,234	20,019
§,*,2	Winthrop Realty Trust	1,892,511	—
			3,093,337
Health Care REITs (8.7%)
	Welltower Inc.	19,923,625	1,691,715
	Ventas Inc.	18,318,016	1,059,880
	Healthpeak Properties Inc.	24,145,203	868,986
	Medical Properties Trust Inc.	25,071,978	555,344
^	Omega Healthcare Investors Inc.	10,731,271	450,177
	Healthcare Trust of America Inc.	10,087,688	323,109
	Healthcare Realty Trust Inc.	6,353,875	229,121
	Sabra Health Care REIT Inc.	9,319,268	200,364
	National Health Investors Inc.	2,132,039	179,901
	Physicians Realty Trust	9,112,120	176,320
	CareTrust REIT Inc.	4,696,506	104,168
	Diversified Healthcare Trust	11,694,167	90,279
	LTC Properties Inc.	1,954,178	90,205
	Universal Health Realty Income Trust	642,248	79,221
	Community Healthcare Trust Inc.	907,172	42,791
	New Senior Investment Group Inc.	4,082,909	31,112
	Global Medical REIT Inc.	2,001,972	29,229
			6,201,922
Hotel & Resort REITs (3.3%)
2	Host Hotels & Resorts Inc.	35,887,078	586,395
	Park Hotels & Resorts Inc.	11,787,567	258,619
	Ryman Hospitality Properties Inc.	2,402,643	204,297
	MGM Growth Properties LLC	5,594,172	178,678
	Service Properties Trust	8,087,091	174,519
	Apple Hospitality REIT Inc.	10,454,218	157,022
	Pebblebrook Hotel Trust	6,421,319	152,314
	Sunstone Hotel Investors Inc.	11,054,466	140,171
	RLJ Lodging Trust	8,462,772	131,681
	Xenia Hotels & Resorts Inc.	5,537,181	103,490
	DiamondRock Hospitality Co.	9,843,048	95,182
	Summit Hotel Properties Inc.	5,171,452	57,351
	Chatham Lodging Trust	2,304,535	37,679
	Hersha Hospitality Trust Class A	1,836,015	23,813

8

Real Estate Index Fund

		Market
		Value•
	Shares	($000)
CorePoint Lodging Inc.	1,986,855	18,180
Ashford Hospitality Trust Inc.	4,764,644	11,721
Braemar Hotels & Resorts Inc.	1,376,279	10,983
		2,342,095
Industrial REITs (7.6%)
Prologis Inc.	31,029,133	2,881,986
Duke Realty Corp.	17,770,014	645,229
Americold Realty Trust	8,944,275	308,309
First Industrial Realty Trust Inc.	6,217,404	265,483
Rexford Industrial Realty Inc.	5,394,998	259,985
EastGroup Properties Inc.	1,846,398	251,239
STAG Industrial Inc.	6,249,799	201,494
Terreno Realty Corp.	3,222,593	184,526
Lexington Realty Trust Class B	10,387,528	114,990
Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,228,363	110,055
Industrial Logistics Properties Trust	3,199,430	73,235
^ Innovative Industrial Properties Inc.	815,274	72,967
Monmouth Real Estate Investment Corp.	4,458,462	65,227
		5,434,725
Office REITs (8.4%)
Boston Properties Inc.	7,599,362	1,089,369
Alexandria Real Estate Equities Inc.	5,576,140	910,026
Vornado Realty Trust	8,443,345	555,319
Kilroy Realty Corp.	4,964,327	409,905
SL Green Realty Corp.	4,052,234	372,968
Douglas Emmett Inc.	8,184,615	339,662
Cousins Properties Inc.	7,145,693	292,473
Hudson Pacific Properties Inc.	7,590,140	275,826
Highwoods Properties Inc.	5,099,509	255,536
JBG SMITH Properties	6,263,717	253,994
Equity Commonwealth	5,995,435	196,590
Corporate Office Properties Trust	5,503,451	163,838
Piedmont Office Realty Trust Inc.	6,184,088	143,409
Brandywine Realty Trust	8,663,015	135,316
Paramount Group Inc.	9,205,345	129,427
Columbia Property Trust Inc.	5,748,488	121,293
Mack-Cali Realty Corp.	4,451,557	97,756
Easterly Government Properties Inc.	3,501,335	84,767
Office Properties Income Trust	2,364,599	80,467
Franklin Street Properties Corp.	5,268,341	40,039
City Office REIT Inc.	2,681,237	36,250
§ New York REIT Liquidating LLC	1,208	16
		5,984,246
Other (11.0%)[3]
[4,5] Vanguard Real Estate II Index Fund	346,574,081	7,847,621

Residential REITs (13.3%)
Equity Residential	18,232,144	1,514,727
AvalonBay Communities Inc.	6,866,058	1,487,806
Essex Property Trust Inc.	3,231,440	1,000,971
Invitation Homes Inc.	26,435,080	831,912
Mid-America Apartment Communities Inc.	5,606,759	769,303
Sun Communities Inc.	4,457,735	722,911
UDR Inc.	14,397,229	689,771
Equity LifeStyle Properties Inc.	8,504,105	618,674
Camden Property Trust	4,760,679	535,243
Apartment Investment & Management Co.	7,318,976	385,783
American Homes 4 Rent	13,267,509	362,601
American Campus Communities Inc.	6,756,262	309,910
Independence Realty Trust Inc.	4,433,719	65,043
NexPoint Residential Trust Inc.	940,589	45,901
Investors Real Estate Trust	570,721	42,062
UMH Properties Inc.	1,786,776	28,231
Front Yard Residential Corp.	2,511,323	26,946
Preferred Apartment Communities Inc.	2,183,851	25,726
		9,463,521
Retail REITs (10.0%)
Simon Property Group Inc.	15,143,494	2,016,356
Realty Income Corp.	15,645,528	1,226,766
Regency Centers Corp.	7,818,290	485,047
National Retail Properties Inc.	8,038,349	450,148

9

Real Estate Index Fund

			Market
			Value•
		Shares	($000)
	Federal Realty Investment Trust	3,425,464	428,251
	Kimco Realty Corp.	20,753,165	395,348
	Brixmor Property Group Inc.	14,645,681	292,328
	Spirit Realty Capital Inc.	4,429,808	233,805
	Weingarten Realty Investors	6,010,466	174,905
	Agree Realty Corp.	2,063,532	156,684
	Retail Properties of America Inc.	10,503,617	127,619
^	Macerich Co.	5,555,588	123,945
	Urban Edge Properties	5,954,974	109,512
	Acadia Realty Trust	4,151,250	103,034
	SITE Centers Corp.	7,101,747	90,263
	Retail Opportunity Investments Corp.	5,090,196	84,345
	Taubman Centers Inc.	3,010,815	79,546
	Kite Realty Group Trust	4,129,613	71,029
^	American Finance Trust Inc.	5,225,102	67,770
^	Tanger Factory Outlet Centers Inc.	4,598,167	67,271
	RPT Realty	3,947,000	55,061
	Getty Realty Corp.	1,718,852	54,178
^	Seritage Growth Properties	1,420,676	52,167
	Alexander’s Inc.	112,933	36,441
	Saul Centers Inc.	679,162	33,537
	Urstadt Biddle Properties Inc. Class A	1,469,778	33,320
^	Washington Prime Group Inc.	9,171,898	27,607
	Retail Value Inc.	783,684	25,760
	Whitestone REIT	1,776,868	23,277
^	Pennsylvania REIT	3,616,615	14,249
	Cedar Realty Trust Inc.	4,374,363	11,373
§	Spirit MTA REIT	2,071,263	1,590
	Urstadt Biddle Properties Inc.	20,899	366
			7,152,898
Specialized REITs (29.7%)
	American Tower Corp.	21,764,202	5,043,636
	Crown Castle International Corp.	20,440,318	3,062,777
	Equinix Inc.	4,170,071	2,459,216
	Public Storage	7,725,412	1,728,638
	SBA Communications Corp.	5,560,758	1,387,743
^	Digital Realty Trust Inc.	10,009,156	1,231,026
	Weyerhaeuser Co.	36,625,089	1,060,296
	Extra Space Storage Inc.	6,318,295	699,309
	VICI Properties Inc.	19,665,350	527,031
	Gaming and Leisure Properties Inc.	10,027,548	473,852
	Iron Mountain Inc.	14,115,925	446,204
	Lamar Advertising Co.	4,226,119	392,226
	CyrusOne Inc.	5,565,209	338,643
	CUBESMART	9,463,079	299,696
	EPR Properties	3,812,764	272,117
	Life Storage Inc.	2,293,211	259,546
	CoreSite Realty Corp.	1,813,609	213,008
	Outfront Media Inc.	7,046,974	209,577
	Rayonier Inc.	6,372,943	193,610
	QTS Realty Trust Inc.	2,719,248	154,671
	PotlatchDeltic Corp.	3,303,958	142,070
	Four Corners Property Trust Inc.	3,362,599	101,853
	National Storage Affiliates Trust	2,914,477	99,530
	GEO Group Inc.	5,962,460	94,207
	CoreCivic Inc.	5,854,253	93,375
^	Uniti Group Inc.	9,496,104	60,110
	CorEnergy Infrastructure Trust Inc.	665,562	30,350
	CatchMark Timber Trust Inc.	2,407,704	24,703
^	Safehold Inc.	497,860	22,384
	Jernigan Capital Inc.	1,090,687	21,803
			21,143,207
Total Equity Real Estate Investment Trusts (REITs) (Cost $56,490,070)			68,663,572
Real Estate Management & Development (3.3%)[1]
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	1,774,598	37,284
	RMR Group Inc.	750,135	34,559
*	Five Point Holdings LLC	2,535,556	20,563
*	Tejon Ranch Co.	1,083,413	17,443
			109,849
Real Estate Development (0.4%)
*	Howard Hughes Corp.	2,014,856	245,168
*	Forestar Group Inc.	810,918	16,437
			261,605
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson Holdings Inc.	6,308,380	136,009
*	FRP Holdings Inc.	338,898	16,043
			152,052
Real Estate Services (2.5%)
*	CBRE Group Inc.	15,709,840	959,086
	Jones Lang LaSalle Inc.	2,533,397	430,222
	Cushman & Wakefield plc	4,800,530	92,266
*,^	Redfin Corp.	3,611,601	87,870
	Newmark Group Inc.	7,301,467	85,938

10

Real Estate Index Fund

		Market
		Value•
	Shares	($000)
^ Realogy Holdings Corp.	5,619,905	59,515
* Marcus & Millichap Inc.	1,152,522	40,799
RE/MAX Holdings Inc.	876,557	33,555
^ eXp World Holdings Inc.	1,072,458	11,840
*,^ Altisource Portfolio Solutions SA	318,938	5,932
		1,807,023
Total Real Estate Management & Development (Cost $2,210,826)		2,330,529
Temporary Cash Investment (0.8%)[1]
Money Market Fund (0.8%)
[6,7] Vanguard Market Liquidity Fund, 1.730% (Cost $561,225)	5,611,811	561,293
Total Investments (100.5%) (Cost $59,262,121)		71,555,394
Other Assets and Liabilities (-0.5%)
Other Assets		77,402
Liabilities[7]		(406,517)
		(329,115)
Net Assets (100%)		71,226,279

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		62,560,085
Affiliated Issuers		1,147,688
Vanguard Real Estate II Index Fund		7,847,621
Total Investments in Securities		71,555,394
Investment in Vanguard		2,738
Receivables for Accrued Income		37,704
Receivables for Capital Shares Issued		34,134
Other Assets		2,826
Total Assets		71,632,796
Liabilities
Payables for Investment Securities Purchased		11,509
Collateral for Securities on Loan		335,671
Payables for Capital Shares Redeemed		26,934
Payables to Vanguard		17,817
Unrealized Depreciation—OTC Swap Contracts		1,451
Other Liabilities		13,135
Total Liabilities		406,517
Net Assets (100%)		71,226,279

11

Real Estate Index Fund

At January 31, 2020, net assets consisted of:

Amount
($000)
Paid-in Capital	60,358,012
Total Distributable Earnings (Loss)	10,868,267
Net Assets	71,226,279

Investor Shares–Net Assets
Applicable to 7,793,923 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	243,222
Net Asset Value Per Share–Investor Shares	$31.21

ETF Shares–Net Assets
Applicable to 401,174,872 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,681,748
Net Asset Value Per Share–ETF Shares	$93.93

Admiral Shares–Net Assets
Applicable to 174,831,681 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	23,274,094
Net Asset Value Per Share–Admiral Shares	$133.12

Institutional Shares–Net Assets
Applicable to 486,657,445 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,027,215
Net Asset Value Per Share–Institutional Shares	$20.60

•	See Note A in Notes to Financial Statements.

§	Security value determined using significant unobservable inputs.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $308,329,000.

1	The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.

2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total value of affiliated companies is $586,395,000.

3	“Other” represents securities that are not classified by the fund’s benchmark index.

4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

5	Represents a wholly owned subsidiary of the fund. See accompanying financial statements for Vanguard Real Estate II Index Fund’s Statement of Net Assets.

6	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7	Collateral of $335,671,000 was received for securities on loan.

REIT—Real Estate Investment Trust.

OTC—Over-the-Counter.

12

Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid) [1]	Appreciation	(Depreciation )
Reference Entity	Date	Counterparty	($000)	(% )	($000)	($000)
Digital Realty Trust Inc.	2/2/21	GSI	29,423	(1.655)	—	(644)
Federal Realty Investment Trust	2/2/21	GSI	32,614	(1.655)	—	(109)
Regency Centers Corp.	2/2/21	GSI	26,204	(1.655)	—	(147)
Retail Opportunity Investments Corp.	2/2/21	GSI	8,819	(1.655)	—	(37)
Seritage Growth Properties	2/2/21	GSI	11,352	(1.655)	—	(336)
VEREIT Inc.	2/2/21	GSI	43,032	(1.655)	—	(88)
VICI Properties Inc.	2/2/21	GSI	80,490	(1.655)	—	(90)
					—	(1,451)

1 Payment received/paid monthly.

GSI—Goldman Sachs International.

At January 31, 2020, a counterparty had deposited in a segregated account securities with a value of $3,153,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Real Estate Index Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers	1,541,260
Dividends—Affiliated Issuers	51,302
Dividends—Vanguard Real Estate II Index Fund	199,690
Interest—Unaffiliated Issuers	4
Interest—Affiliated Issuers	5,704
Securities Lending—Net	4,165
Total Income	1,802,125
Expenses
The Vanguard Group—Note B
Investment Advisory Services	4,147
Management and Administrative—Investor Shares	2,296
Management and Administrative—ETF Shares	35,158
Management and Administrative—Admiral Shares	21,415
Management and Administrative—Institutional Shares	7,776
Marketing and Distribution—Investor Shares	85
Marketing and Distribution—ETF Shares	1,802
Marketing and Distribution—Admiral Shares	1,126
Marketing and Distribution—Institutional Shares	317
Custodian Fees	107
Auditing Fees	38
Shareholders’ Reports—Investor Shares	13
Shareholders’ Reports—ETF Shares	1,190
Shareholders’ Reports—Admiral Shares	292
Shareholders’ Reports—Institutional Shares	77
Trustees’ Fees and Expenses	29
Total Expenses	75,868
Expenses Paid Indirectly	(134)
Net Expenses	75,734
Net Investment Income	1,726,391
Realized Net Gain (Loss)
Capital Gain Distributions Received—Unaffiliated Issuers	283,714
Capital Gain Distributions Received—Affiliated Issuers	2,665
Capital Gain Distributions Received—Vanguard Real Estate II Index Fund	—
Investment Securities Sold—Unaffiliated Issuers[1]	2,130,323
Investment Securities Sold—Affiliated Issuers[1]	14,533
Investment Securities Sold—Vanguard Real Estate II Index Fund	—

14

Real Estate Index Fund

Statement of Operations (continued)

Year Ended
January 31, 2020
($000)
Futures Contracts	340
Swap Contracts	26,816
Realized Net Gain (Loss)	2,458,391
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	5,005,277
Investment Securities—Affiliated Issuers	(20,621)
Investment Securities—Vanguard Real Estate II Index Fund	928,467
Swap Contracts	(1,451)
Change in Unrealized Appreciation (Depreciation)	5,911,672
Net Increase (Decrease) in Net Assets Resulting from Operations	10,096,454

1 Includes $2,366,459,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Real Estate Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,726,391	1,817,544
Realized Net Gain (Loss)	2,458,391	924,880
Change in Unrealized Appreciation (Depreciation)	5,911,672	2,345,988
Net Increase (Decrease) in Net Assets Resulting from Operations	10,096,454	5,088,412
Distributions
Net Investment Income
Investor Shares	(22,650)	(62,454)
ETF Shares	(921,879)	(1,028,975)
Admiral Shares	(554,006)	(579,344)
Institutional Shares	(244,373)	(269,632)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	(7,475)	(20,882)
ETF Shares	(304,249)	(344,053)
Admiral Shares	(182,839)	(193,713)
Institutional Shares	(80,651)	(90,156)
Total Distributions	(2,318,122)	(2,589,209)
Capital Share Transactions
Investor Shares	(1,748,144)	(355,274)
ETF Shares	2,721,882	(2,701,593)
Admiral Shares	2,583,346	(367,595)
Institutional Shares	734,197	(371,447)
Net Increase (Decrease) from Capital Share Transactions	4,291,281	(3,795,909)
Total Increase (Decrease)	12,069,613	(1,296,706)
Net Assets
Beginning of Period	59,156,666	60,453,372
End of Period	71,226,279	59,156,666

See accompanying Notes, which are an integral part of the Financial Statements.

16

Real Estate Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.69	$26.40	$27.38	$25.59	$28.73
Investment Operations
Net Investment Income	.719 [1]	.787 [1]	.761 [1]	.746	.711
Net Realized and Unrealized Gain (Loss) on Investments	3.801	1.639	(.614)	2.324	(2.851)
Total from Investment Operations	4.520	2.426	.147	3.070	(2.140)
Distributions
Dividends from Net Investment Income	(.752)	(.851)	(.788)	(.752)	(.695)
Distributions from Realized Capital Gains	—	—	(.011)	(.187)	—
Return of Capital	(.248)	(.285)	(.328)	(.341)	(.305)
Total Distributions	(1.000)	(1.136)	(1.127)	(1.280)	(1.000)
Net Asset Value, End of Period	$31.21	$27.69	$26.40	$27.38	$25.59

Total Return[2]	16.59%	9.53%	0.45%	12.07%	-7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$243	$1,871	$2,143	$2,603	$2,621
Ratio of Total Expenses to Average Net Assets	0.26%	0.25%	0.26%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.48%	3.02%	2.87%	2.60%	2.66%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding		Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$83.36	$79.47	$82.43	$77.05	$86.49
Investment Operations
Net Investment Income	2.335 [1]	2.487 [1]	2.499 [1]	2.334	2.217
Net Realized and Unrealized Gain (Loss) on Investments	11.379	4.934	(1.945)	7.022	(8.533)
Total from Investment Operations	13.714	7.421	.554	9.356	(6.316)
Distributions
Dividends from Net Investment Income	(2.364)	(2.646)	(2.458)	(2.353)	(2.170)
Distributions from Realized Capital Gains	—	—	(.034)	(.563)	—
Return of Capital	(.780)	(.885)	(1.022)	(1.060)	(.954)
Total Distributions	(3.144)	(3.531)	(3.514)	(3.976)	(3.124)
Net Asset Value, End of Period	$93.93	$83.36	$79.47	$82.43	$77.05

Total Return	16.70%	9.70%	0.59%	12.25%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,682	$30,857	$32,377	$33,527	$27,007
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.15%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$118.14	$112.63	$116.83	$109.19	$122.58
Investment Operations
Net Investment Income	3.315 [1]	3.507 [1]	3.538 [1]	3.306	3.142
Net Realized and Unrealized Gain (Loss) on Investments	16.121	7.008	(2.761)	9.966	(12.105)
Total from Investment Operations	19.436	10.515	.777	13.272	(8.963)
Distributions
Dividends from Net Investment Income	(3.350)	(3.751)	(3.483)	(3.333)	(3.076)
Distributions from Realized Capital Gains	—	—	(.048)	(.798)	—
Return of Capital	(1.106)	(1.254)	(1.447)	(1.501)	(1.351)
Total Distributions	(4.456)	(5.005)	(4.978)	(5.632)	(4.427)
Net Asset Value, End of Period	$133.12	$118.14	$112.63	$116.83	$109.19

Total Return[2]	16.73%	9.69%	0.58%	12.23%	-7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23,274	$18,223	$17,757	$18,337	$15,029
Ratio of Total Expenses to Average Net Assets	0.12%	0.11%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.16%	3.01%	2.74%	2.80%
Portfolio Turnover Rate[3]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Real Estate Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.28	$17.43	$18.08	$16.90	$18.97
Investment Operations
Net Investment Income	.518 [1]	.543 [1]	.568 [1]	.515	.489
Net Realized and Unrealized Gain (Loss) on Investments	2.496	1.085	(.444)	1.540	(1.870)
Total from Investment Operations	3.014	1.628	.124	2.055	(1.381)
Distributions
Dividends from Net Investment Income	(.522)	(.583)	(.542)	(.519)	(.479)
Distributions from Realized Capital Gains	—	—	(.007)	(.123)	—
Return of Capital	(.172)	(.195)	(.225)	(.233)	(.210)
Total Distributions	(.694)	(.778)	(.774)	(.875)	(.689)
Net Asset Value, End of Period	$20.60	$18.28	$17.43	$18.08	$16.90

Total Return	16.77%	9.70%	0.60%	12.23%	-7.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,027	$8,206	$8,176	$7,799	$6,785
Ratio of Total Expenses to Average Net Assets	0.10%	0.09%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	2.63%	3.18%	3.03%	2.76%	2.82%
Portfolio Turnover Rate[2]	6%	24%	6%	7%	11%

1	Calculated based on average shares outstanding.

2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Real Estate Index Fund

Notes to Financial Statements

Vanguard Real Estate Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

As a part of its principal investment strategy, the fund attempts to replicate its benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through a wholly owned subsidiary—in the stocks that make up the index. Vanguard Real Estate II Index Fund is the wholly owned subsidiary in which the fund has invested a portion of its assets. For additional financial information about the Real Estate II Index Fund, refer to the accompanying financial statements.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in affiliated Vanguard funds are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

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Real Estate Index Fund

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2020.

3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4.  Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2017–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

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Real Estate Index Fund

5.  Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6.  Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7.  Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Income, capital gain, and return of capital distributions received from affiliated Vanguard funds are recorded on ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the

23

Real Estate Index Fund

lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $2,738,000, representing less than 0.01% of the fund’s net assets and 1.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $134,000 (an annual rate of less than 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

24

Real Estate Index Fund

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	70,992,495	—	1,606
Temporary Cash Investments	561,293	—	—
Swap Contracts—Liabilities	—	(1,451)	—
Total	71,553,788	(1,451)	1,606

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,366,459
Total Distributable Earnings (Loss)	(2,366,459)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Tax-Exempt Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(1,509,620)
Net Unrealized Gains (Losses)	12,293,273

* The fund used capital loss carryforwards of $40,084,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	59,262,121
Gross Unrealized Appreciation	15,718,650
Gross Unrealized Depreciation	(3,425,377)
Net Unrealized Appreciation (Depreciation)	12,293,273

25

Real Estate Index Fund

F.  During the year ended January 31, 2020, the fund purchased $16,033,654,000 of investment securities and sold $11,579,557,000 of investment securities, other than temporary cash investments. Purchases and sales include $10,268,399,000 and $7,738,448,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G.  Capital share transactions for each class of shares were:

			Year Ended January 31,
	2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	395,906	13,631	202,254	7,803
Issued in Lieu of Cash Distributions	28,280	981	77,560	2,978
Redeemed[1]	(2,172,330)	(74,391)	(635,088)	(24,392)
Net Increase (Decrease)—Investor Shares	(1,748,144)	(59,779)	(355,274)	(13,611)
ETF Shares
Issued	10,501,566	118,494	8,087,624	102,051
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,779,684)	(87,500)	(10,789,217)	(139,300)
Net Increase (Decrease)—ETF Shares	2,721,882	30,994	(2,701,593)	(37,249)
Admiral Shares
Issued[1]	5,327,904	42,120	2,761,716	24,919
Issued in Lieu of Cash Distributions	647,759	5,156	680,270	6,116
Redeemed	(3,392,317)	(26,697)	(3,809,581)	(34,442)
Net Increase (Decrease)—Admiral Shares	2,583,346	20,579	(367,595)	(3,407)
Institutional Shares
Issued	2,004,257	102,367	1,757,587	102,091
Issued in Lieu of Cash Distributions	306,680	15,790	338,704	19,682
Redeemed	(1,576,740)	(80,293)	(2,467,738)	(142,026)
Net Increase (Decrease)—Institutional Shares	734,197	37,864	(371,447)	(20,253)

1	In November 2018, the fund announced changes to the availability and minimum investment criteria of the Investor and Admiral share classes. As a result, all of the outstanding Investor Shares automatically converted to Admiral Shares beginning in April 2019, with the exception of those held by Vanguard funds and certain other institutional investors. Investor Shares—Redeemed and Admiral Shares—Issued include 57,968,000 and 13,589,000 shares, respectively, in the amount of $1,688,895,000 from the conversion during the year ended January 31, 2020.

26

Real Estate Index Fund

H.  Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31,		Proceeds	Realized				Jan. 31,
	2019		from	Net	Change in		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold[1]	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Brookfield Property REIT Inc.	137,387	1,249	149,263	(7,667)	21,133	—	—	—
Host Hotels & Resorts Inc.	NA2	152,118	140,437	3,615	(66,162)	29,894	616	586,395
iStar Inc.	NA3	7,960	10,326	497	15,443	64	1,214	NA3
Omega Healthcare Investors Inc.	NA3	203,469	75,247	18,019	10,368	21,344	835	NA3
Vanguard Market Liquidity Fund	801,441	NA4	NA4	69	52	5,704	—	561,293
Vanguard Real Estate II Index Fund	6,719,464	265,125	—	—	928,467	199,690	—	7,847,621
Winthrop Realty Trust	2,061	—	—	—	(1,455)	—	—	—
Total	7,660,353	629,921	375,273	14,533	907,846	256,696	2,665	8,995,309

1	Does not include adjustments to related return of capital.
2	Not applicable—at January 31, 2019, the issuer was not an affiliated company of the fund.
3	Not applicable—at January 31, 2019, and January 31, 2020, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
4	Not applicable—purchases and sales are for temporary cash investment purposes.

I.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

27

Real Estate II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 26, 2017, Through January 31, 2020

Initial Investment of $100,000,000

	Average Annual Total Returns Periods Ended January 31, 2020
	One Year	Since Inception (9/26/2017)	Final Value of a $100,000,000 Investment
Real Estate II Index Fund	16.78%	9.74%	$124,382,109
Real Estate Spliced Index	16.82	9.81	124,572,985
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.37	12.93	133,035,562

Real Estate Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index through February 1, 2018; MSCI US Investable Market Real Estate 25/50 Transition Index through July 24, 2018; MSCI US Investable Market Real Estate 25/50 Index thereafter.

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

28

Real Estate II Index Fund

Sector Diversification

As of January 31, 2020

Diversified Real Estate Activities	0.2%
Diversified REITs	4.6
Health Care REITs	9.8
Hotel & Resort REITs	3.7
Industrial REITs	8.6
Office REITs	9.5
Real Estate Development	0.4
Real Estate Operating Companies	0.2
Real Estate Services	2.9
Residential REITs	15.0
Retail REITs	11.4
Specialized REITs	33.7

The table reflects the fund’s equity exposure, based on its investments in stocks and stock index futures. Any holdings in short-term reserves are excluded. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

Real Estate II Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Equity Real Estate Investment Trusts (REITs) (95.9%)[1]
Diversified REITs (4.6%)
WP Carey Inc.	1,039,250	87,422
Liberty Property Trust	951,956	59,640
STORE Capital Corp.	1,335,436	52,416
VEREIT Inc.	3,372,558	32,916
PS Business Parks Inc.	125,241	20,985
Washington REIT	487,923	14,852
American Assets Trust Inc.	308,856	14,072
Colony Capital Inc.	2,819,083	13,165
Essential Properties Realty Trust Inc.	464,351	12,821
Empire State Realty Trust Inc.	920,792	12,486
Global Net Lease Inc.	515,635	10,689
Alexander & Baldwin Inc.	417,544	9,128
Armada Hoffler Properties Inc.	323,727	5,937
iStar Inc.	378,171	5,506
Gladstone Commercial Corp.	188,378	4,016
One Liberty Properties Inc.	90,548	2,476
		358,527
Health Care REITs (9.8%)
Welltower Inc.	2,466,385	209,421
Ventas Inc.	2,267,555	131,201
Healthpeak Properties Inc.	2,988,885	107,570
Medical Properties Trust Inc.	3,103,093	68,734
Omega Healthcare Investors Inc.	1,328,425	55,727
Healthcare Trust of America Inc.	1,248,503	39,990
Healthcare Realty Trust Inc.	786,337	28,355
Sabra Health Care REIT Inc.	1,153,097	24,792
National Health Investors Inc.	263,913	22,269
Physicians Realty Trust	1,127,576	21,819
CareTrust REIT Inc.	581,375	12,895
Diversified Healthcare Trust	1,449,773	11,192
LTC Properties Inc.	241,711	11,157
Universal Health Realty Income Trust	79,428	9,797
Community Healthcare Trust Inc.	112,174	5,291
New Senior Investment Group Inc.	505,706	3,853
Global Medical REIT Inc.	248,538	3,629
		767,692
Hotel & Resort REITs (3.7%)
Host Hotels & Resorts Inc.	4,442,420	72,589
Park Hotels & Resorts Inc.	1,460,177	32,036
Ryman Hospitality Properties Inc.	297,395	25,287
MGM Growth Properties LLC	692,710	22,125
Service Properties Trust	1,000,632	21,594
Apple Hospitality REIT Inc.	1,293,947	19,435
Pebblebrook Hotel Trust	794,503	18,846
Sunstone Hotel Investors Inc.	1,367,608	17,341
RLJ Lodging Trust	1,047,702	16,302
Xenia Hotels & Resorts Inc.	685,474	12,812
DiamondRock Hospitality Co.	1,219,324	11,791
Summit Hotel Properties Inc.	639,604	7,093
Chatham Lodging Trust	285,002	4,660
Hersha Hospitality Trust Class A	225,730	2,928
CorePoint Lodging Inc.	244,420	2,236

30

Real Estate II Index Fund

		Market
		Value•
	Shares	($000)
Ashford Hospitality Trust Inc.	587,373	1,445
Braemar Hotels & Resorts Inc.	169,658	1,354
		289,874
Industrial REITs (8.6%)
Prologis Inc.	3,841,171	356,768
Duke Realty Corp.	2,199,732	79,872
Americold Realty Trust	1,108,140	38,198
First Industrial Realty Trust Inc.	769,931	32,876
Rexford Industrial Realty Inc.	668,005	32,191
EastGroup Properties Inc.	228,584	31,104
STAG Industrial Inc.	773,655	24,943
Terreno Realty Corp.	398,935	22,843
Lexington Realty Trust Class B	1,288,193	14,260
Hannon Armstrong Sustainable Infrastructure Capital Inc.	400,335	13,647
Industrial Logistics Properties Trust	396,036	9,065
^ Innovative Industrial Properties Inc.	100,949	9,035
Monmouth Real Estate Investment Corp.	553,989	8,105
		672,907
Office REITs (9.4%)
Boston Properties Inc.	940,666	134,844
Alexandria Real Estate Equities Inc.	690,279	112,654
Vornado Realty Trust	1,045,205	68,743
Kilroy Realty Corp.	614,437	50,734
SL Green Realty Corp.	501,528	46,161
Douglas Emmett Inc.	1,013,220	42,049
Cousins Properties Inc.	884,853	36,217
Hudson Pacific Properties Inc.	939,578	34,144
Highwoods Properties Inc.	631,418	31,640
JBG SMITH Properties	775,330	31,440
Equity Commonwealth	742,744	24,355
Corporate Office Properties Trust	681,369	20,284
Piedmont Office Realty Trust Inc.	766,538	17,776
Brandywine Realty Trust	1,071,706	16,740
Paramount Group Inc.	1,140,943	16,042
Columbia Property Trust Inc.	711,804	15,019
Mack-Cali Realty Corp.	552,202	12,126
Easterly Government Properties Inc.	434,339	10,515
Office Properties Income Trust	292,668	9,959
Franklin Street Properties Corp.	653,021	4,963
City Office REIT Inc.	331,630	4,484
		740,889
Residential REITs (14.9%)
Equity Residential	2,256,977	187,510
AvalonBay Communities Inc.	849,945	184,174
Essex Property Trust Inc.	400,019	123,910
Invitation Homes Inc.	3,272,589	102,988
Mid-America Apartment Communities Inc.	694,096	95,237
Sun Communities Inc.	551,857	89,495
UDR Inc.	1,782,108	85,381
Equity LifeStyle Properties Inc.	1,052,748	76,587
Camden Property Trust	589,260	66,250
Apartment Investment & Management Co.	906,158	47,764
American Homes 4 Rent	1,642,722	44,896
American Campus Communities Inc.	836,145	38,354
Independence Realty Trust Inc.	548,637	8,048
NexPoint Residential Trust Inc.	116,318	5,676
Investors Real Estate Trust	70,683	5,209
UMH Properties Inc.	221,251	3,496
Front Yard Residential Corp.	311,169	3,339
Preferred Apartment Communities Inc.	269,596	3,176
		1,171,490
Retail REITs (11.4%)
Simon Property Group Inc.	1,874,568	249,599
Realty Income Corp.	1,936,724	151,859
Regency Centers Corp.	1,019,629	63,258
Federal Realty Investment Trust	456,143	57,027
National Retail Properties Inc.	995,022	55,721
Kimco Realty Corp.	2,568,841	48,936
Brixmor Property Group Inc.	1,812,773	36,183
Spirit Realty Capital Inc.	548,308	28,940
Weingarten Realty Investors	743,347	21,631
Agree Realty Corp.	255,379	19,391

31

Real Estate II Index Fund

Market
Value•
Shares	($000)

	Retail Properties of America Inc.	1,301,343	15,811
^	Macerich Co.	687,708	15,343
	Urban Edge Properties	737,692	13,566
	Acadia Realty Trust	514,080	12,759
	Retail Opportunity Investments Corp.	695,808	11,530
	SITE Centers Corp.	878,528	11,166
	Taubman Centers Inc.	373,171	9,859
	Kite Realty Group Trust	512,552	8,816
	American Finance Trust Inc.	646,364	8,383
^	Tanger Factory Outlet Centers Inc.	571,081	8,355
^	Seritage Growth Properties	213,305	7,833
	RPT Realty	487,993	6,807
	Getty Realty Corp.	212,341	6,693
	Alexander’s Inc.	14,006	4,519
	Saul Centers Inc.	83,911	4,144
	Urstadt Biddle Properties Inc.	182,306	4,133
^	Washington Prime Group Inc.	1,134,262	3,414
	Retail Value Inc.	97,024	3,189
	Whitestone REIT	219,605	2,877
^	Pennsylvania REIT	445,913	1,757
	Cedar Realty Trust Inc.	539,698	1,403
§	Spirit MTA REIT	257,871	198
			895,100
Specialized REITs (33.5%)
	American Tower Corp.	2,694,308	624,379
	Crown Castle International Corp.	2,530,386	379,153
	Equinix Inc.	516,235	304,439
	Public Storage	956,363	213,996
	SBA Communications Corp.	688,398	171,797
	Digital Realty Trust Inc.	1,267,998	155,951
	Weyerhaeuser Co.	4,533,588	131,247
	Extra Space Storage Inc.	782,162	86,570
	VICI Properties Inc.	2,805,681	75,192
	Gaming and Leisure Properties Inc.	1,241,375	58,661
	Iron Mountain Inc.	1,747,311	55,233
	Lamar Advertising Co.	523,092	48,548
	CyrusOne Inc.	688,905	41,920
	CubeSmart	1,171,255	37,094
	EPR Properties	472,174	33,699
	Life Storage Inc.	283,888	32,130
	CoreSite Realty Corp.	224,506	26,368
	Outfront Media Inc.	872,293	25,942
	Rayonier Inc.	788,861	23,966
	QTS Realty Trust Inc.	336,609	19,146
	PotlatchDeltic Corp.	408,805	17,579
	Four Corners Property Trust Inc.	416,766	12,624
	National Storage Affiliates Trust	361,451	12,344
	GEO Group Inc.	739,245	11,680
	CoreCivic Inc.	725,712	11,575
	Uniti Group Inc.	1,175,312	7,440
	CorEnergy Infrastructure Trust Inc.	82,266	3,751
	CatchMark Timber Trust Inc.	299,263	3,070
	Safehold Inc.	61,569	2,768
	Jernigan Capital Inc.	135,002	2,699
			2,630,961
Total Equity Real Estate Investment Trusts (REITs) (Cost $6,397,555)			7,527,440
Real Estate Management & Development (3.7%)[1]
Diversified Real Estate Activities (0.2%)
*	St. Joe Co.	219,248	4,606
	RMR Group Inc.	92,590	4,266
*	Five Point Holdings LLC	314,537	2,551
*	Tejon Ranch Co.	133,376	2,147
			13,570
Real Estate Development (0.4%)
*	Howard Hughes Corp.	249,420	30,349
*	Forestar Group Inc.	99,881	2,025
			32,374
Real Estate Operating Companies (0.2%)
	Kennedy-Wilson
	Holdings Inc.	780,944	16,837
*	FRP Holdings Inc.	41,809	1,980
			18,817
Real Estate Services (2.9%)
*	CBRE Group Inc.	1,944,891	118,736
	Jones Lang LaSalle Inc.	313,776	53,285
	Cushman & Wakefield plc	595,294	11,442
*	Redfin Corp.	447,067	10,877
	Newmark Group Inc.	905,452	10,657
	Realogy Holdings Corp.	695,608	7,366
*	Marcus & Millichap Inc.	142,221	5,035
	RE/MAX Holdings Inc.	108,518	4,154
^	eXp World Holdings Inc.	132,165	1,459
*	Altisource Portfolio Solutions SA	39,509	735
			223,746
Total Real Estate Management & Development (Cost $269,070)			288,507

32

Real Estate II Index Fund

Market
Value•
Shares	($000)

Temporary Cash Investment (0.7%)1
Money Market Fund (0.7%)
2,3	Vanguard Market Liquidity Fund, 1.730% (Cost $56,247)	562,423	56,253
Total Investments (100.3%) (Cost $6,722,872)			7,872,200

			Amount ($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard			341
Receivables for Accrued Income			4,669
Other Assets			852
Total Other Assets			5,862
Liabilities
Payables for Investment Securities Purchased			(23)
Collateral for Securities on Loan			(30,045)
Payables to Vanguard			(312)
Unrealized Depreciation—OTC Swap Contracts			(61)
Total Liabilities			(30,441)
Net Assets (100%)
Applicable to 346,574,081 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			7,847,621
Net Asset Value Per Share			$22.64

At January 31, 2020, net assets consisted of:

			Amount ($000)
Paid-in Capital			6,738,981
Total Distributable Earnings (Loss)			1,108,640
Net Assets			7,847,621

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,381,000.
§	Security value determined using significant unobservable inputs.
*	Non-income-producing security.

1	The fund invests a portion of its assets in investment securities through the use of swap contracts. After giving effect to swap investments, the fund’s effective investment securities and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $30,045,000 was received for securities on loan. REIT—Real Estate Investment Trust.

OTC—Over-the-Counter.

33

Real Estate II Index Fund

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps

				Floating
				Interest
				Rate	Value and	Value and
			Notional	Received	Unrealized	Unrealized
	Termination		Amount	(Paid)[1]	Appreciation	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(%)	($000)	($000)
VEREIT Inc.	2/2/21	GSI	29,829	(1.655)	—	(61)

1	Payment received/paid monthly.

GSI—Goldman Sachs International.

At January 31, 2020, a counterparty had deposited in a segregated account securities with a value of $802,000 in connection with open over-the-counter swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Real Estate II Index Fund

Statement of Operations

Year Ended
January 31, 2020
($000)
Investment Income
Income
Dividends	198,805
Interest[1]	400
Securities Lending—Net	417
Total Income	199,622
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,100
Management and Administrative	4,733
Custodian Fees	25
Auditing Fees	42
Trustees’ Fees and Expenses	3
Total Expenses	5,903
Expenses Paid Indirectly	(22)
Net Expenses	5,881
Net Investment Income	193,741
Realized Net Gain (Loss)
Capital Gain Distributions Received	35,733
Investment Securities Sold[1]	(10,562)
Futures Contracts	29
Swap Contracts	6,255
Realized Net Gain (Loss)	31,455
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	903,022
Swap Contracts	(61)
Change in Unrealized Appreciation (Depreciation)	902,961
Net Increase (Decrease) in Net Assets Resulting from Operations	1,128,157

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $400,000, $5,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Real Estate II Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	193,741	199,381
Realized Net Gain (Loss)	31,455	(76,397)
Change in Unrealized Appreciation (Depreciation)	902,961	470,068
Net Increase (Decrease) in Net Assets Resulting from Operations	1,128,157	593,052
Distributions
Net Investment Income	(199,690)	(203,421)
Realized Capital Gain	—	—
Return of Capital	(65,435)	(75,255)
Total Distributions	(265,125)	(278,676)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	265,125	278,676
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	265,125	278,676
Total Increase (Decrease)	1,128,157	593,052
Net Assets
Beginning of Period	6,719,464	6,126,412
End of Period	7,847,621	6,719,464

See accompanying Notes, which are an integral part of the Financial Statements.

36

Real Estate II Index Fund

Financial Highlights

		Year Ended January 31,	Sept. 26, 2017[1] to Jan. 31,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$20.10	$19.17	$20.00
Investment Operations
Net Investment Income[2]	.571	.611	.268
Net Realized and Unrealized Gain (Loss) on Investments	2.752	1.176	(.834)
Total from Investment Operations	3.323	1.787	(.566)
Distributions
Dividends from Net Investment Income	(.590)	(.626)	(.225)
Distributions from Realized Capital Gains	—	—	(.030)
Return of Capital	(.193)	(.231)	(.009)
Total Distributions	(.783)	(.857)	(.264)
Net Asset Value, End of Period	$22.64	$20.10	$19.17
Total Return	16.78%	9.68%	-2.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,848	$6,719	$6,126
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.63%	3.22%	3.84%[3]
Portfolio Turnover Rate	3%	23%	1%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Real Estate II Index Fund

Notes to Financial Statements

Vanguard Real Estate II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is a wholly owned subsidiary of Vanguard Real Estate Index Fund (“Real Estate Index Fund”), and at January 31, 2020, the Real Estate Index Fund was the record and beneficial owner of 100% of the fund’s net assets. As part of the Real Estate Index Fund’s principal investment strategy, it attempts to replicate the benchmark index by investing all, or substantially all, of its assets—either directly or indirectly through the fund—in the stocks that make up the index.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at January 31, 2020.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease

38

Real Estate II Index Fund

in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2020, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2018–2020), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. The portion of distributions that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or

39

Real Estate II Index Fund

less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2020, or at any time during the period then ended.

8. Other: Distributions received from investment securities are recorded on the ex-dividend date. Each investment security reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the investment securities, and management’s estimates of such amounts for investment security distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

40

Real Estate II Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2020, the fund had contributed to Vanguard capital in the amount of $341,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing account. For the year ended January 31, 2020, custodian fee offset arrangements reduced the fund’s expenses by $22,000 (an annual rate of less than 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,815,749	—	198
Temporary Cash Investments	56,253	—	—
Swap Contracts—Liabilities	—	(61)	—
Total	7,872,002	(61)	198

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for swap agreements were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

41

Real Estate II Index Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain swap agreements. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(52,716)
Net Unrealized Gains (Losses)	1,149,328

* The fund used capital loss carryforwards of $25,200,000 to offset taxable capital gains realized during the year ended January 31, 2020.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments, and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	6,722,872
Gross Unrealized Appreciation	1,566,882
Gross Unrealized Depreciation	(417,554)
Net Unrealized Appreciation (Depreciation)	1,149,328

F.  During the year ended January 31, 2020, the fund purchased $498,978,000 of investment securities and sold $233,929,000 of investment securities, other than temporary cash investments.

G.  Capital shares issued and redeemed were:

	Year Ended January 31,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	—	—
Issued in Lieu of Cash Distributions	12,285	14,725
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	12,285	14,725

H.  Management has determined that no events or transactions occurred subsequent to January 31, 2020, that would require recognition or disclosure in these financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Real Estate Index Fund and Vanguard Real Estate II Index Fund

Opinions on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Real Estate Index Fund (one of the funds constituting Vanguard Specialized Funds) and the statement of net assets of Vanguard Real Estate II Index Fund (one of the funds constituting Vanguard Fixed Income Securities Funds) (hereafter collectively referred to as the “Funds”) as of January 31, 2020, the related statements of operations for the year ended January 31, 2020, the statements of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

43

Special 2019 tax information (unaudited) for Vanguard Real Estate Index Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,570,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $1,581,690,000 of qualified business income to shareholders during the fiscal year.

Special 2019 tax information (unaudited) for Vanguard Real Estate II Index Fund

This information for the fiscal year ended January 31, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,029,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $179,201,000 of qualified business income to shareholders during the fiscal year.

44

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS .

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (2011–present) of The Guardian Life Insurance Company of America. President (2010–2019), chief operating officer (2010–2011), and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, and the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

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© 2020 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; 8,417,623; and 8,626,636. Vanguard Marketing Corporation, Distributor.

Q1230 032020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended January 31, 2020: $428,000
Fiscal Year Ended January 31, 2019: $445,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2020: $9,568,215
Fiscal Year Ended January 31, 2019: $9,734,277

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended January 31, 2020: $3,012,031
Fiscal Year Ended January 31, 2019: $5,581,336

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended January 31, 2020: $357,238
Fiscal Year Ended January 31, 2019: $347,985

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended January 31, 2020: $0
Fiscal Year Ended January 31, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2020: $357,238
Fiscal Year Ended January 31, 2019: $347,985

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.0%)
U.S. Government Securities (5.7%)
	United States Treasury Note/Bond	1.750%	12/31/20	500,000	500,940
1	United States Treasury Note/Bond	2.375%	12/31/20	100,000	100,750
1	United States Treasury Note/Bond	2.500%	12/31/20	100,000	100,875
	United States Treasury Note/Bond	2.375%	4/15/21	275,000	277,921
	United States Treasury Note/Bond	1.500%	11/30/21	400,000	401,064
	United States Treasury Note/Bond	1.625%	12/31/21	400,000	402,124
	United States Treasury Note/Bond	1.375%	1/31/22	500,000	500,470
2	United States Treasury Note/Bond	1.875%	4/30/22	300,000	303,609
	United States Treasury Note/Bond	1.750%	12/31/24	350,000	357,108
	United States Treasury Note/Bond	1.375%	1/31/25	325,000	325,865
3	United States Treasury Note/Bond	1.750%	12/31/26	120,000	122,587
	United States Treasury Note/Bond	2.875%	8/15/28	15,300	17,014
2	United States Treasury Note/Bond	1.750%	11/15/29	200,000	204,344
					3,614,671
Nonconventional Mortgage-Backed Securities (1.3%)
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.704%	4.829%	2/1/37	449	476
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.750%	4.000%	9/1/32	184	194
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.760%	4.373%	8/1/37	374	379
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.035%	8/1/33	1,004	1,052
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.785%	4.410%	8/1/33	593	608
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.800%	4.486%	7/1/33	1,477	1,524
4,5,6	Fannie Mae Pool, 12M USD LIBOR + 1.960%	4.585%	5/1/33	81	86
4,5,6	Fannie Mae Pool, 1Y CMT + 2.000%	3.700%	12/1/32	188	193
4,5,6	Fannie Mae Pool, 1Y CMT + 2.125%	4.602%	6/1/33	849	884
4,5,6	Fannie Mae Pool, 1Y CMT + 2.185%	4.560%	7/1/32	132	140
4,5,6	Fannie Mae Pool, 1Y CMT + 2.210%	4.733%	5/1/33	1,017	1,075
4,5	Fannie Mae REMICS	2.500%	6/25/40–9/25/45	28,671	29,214
4,5	Fannie Mae REMICS	3.000%	9/25/44	45,136	46,708
4	Fannie Mae REMICS	3.500%	10/25/48	80,071	82,255
4,5,6	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.750%	4.367%	8/1/37	1,113	1,168
4,5,6	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	4.143%	9/1/32	654	671
4,5,6	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	3.896%	10/1/32	241	255
4,5,6	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	4.211%	8/1/33	406	429
4,5,6	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.961%	5.086%	2/1/33	111	115
4,5,6	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.291%	8/1/32	457	473
4,5,6	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.400%	8/1/32	409	436
4,5,6	Freddie Mac Non Gold Pool, 1Y CMT + 2.254%	4.254%	9/1/32	48	52
4,5	Freddie Mac REMICS	2.500%	10/15/41–10/25/49	218,262	222,012
4,5	Freddie Mac REMICS	3.000%	10/25/48	19,787	20,548
4,5	Freddie Mac REMICS	3.500%	5/15/40	8,294	8,526
4,5	Freddie Mac REMICS	6.500%	5/15/24	11,881	12,716
4	Ginnie Mae REMICS	1.500%	10/20/45–11/20/45	290,803	285,882
4	Ginnie Mae REMICS	2.000%	11/20/42	58,413	58,755
4	Ginnie Mae REMICS	2.500%	11/20/47	26,710	27,241
4	Ginnie Mae REMICS	3.000%	3/20/41	6,600	6,751
					810,818
Total U.S. Government and Agency Obligations (Cost $4,408,169)					4,425,489
Asset-Backed/Commercial Mortgage-Backed Securities (23.3%)
4	Ally Auto Receivables Trust 2017-5	2.220%	10/17/22	17,710	17,784
4	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	23,100	23,321
4	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	6,300	6,490
4	Ally Auto Receivables Trust 2019-3	1.930%	5/15/24	18,360	18,445
4	Ally Auto Receivables Trust 2019-4	1.920%	1/15/25	8,150	8,205
4	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	29,860	30,453
4	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	36,090	36,879

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	American Express Credit Account Master Trust 2019-1	2.870%	10/15/24	28,580	29,372
4,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	12,273	13,046
4,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,572
4,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	16,572	17,309
4,7	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	14,731	15,420
4,7	American Homes 4 Rent 2015-SFR2	3.732%	10/17/52	6,389	6,766
4,7	American Homes 4 Rent 2015-SFR2	4.295%	10/17/52	2,830	3,053
4,7	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	15,984	16,456
4,7	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	11,185	11,693
4	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	9,390	9,492
4	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	10,170	10,239
4	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	19,450	20,210
4	AmeriCredit Automobile Receivables Trust 2019-1	3.620%	3/18/25	21,420	22,160
4,7	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	13,390	13,530
4,7	Applebee's Funding LLC / IHOP Funding LLC 2019-1	4.194%	6/7/49	5,040	5,169
4,7	ARL Second LLC 2014-1A	2.920%	6/15/44	10,097	10,154
4,7	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	15,105	15,360
4,7	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	1,680	1,928
4,7	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	43,123	43,283
4,7	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	3,341	3,385
4,7	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	7,640	7,857
4,7	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	15,310	15,779
4,7	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	4,900	5,066
4,7	BAMLL Commercial Mortgage Securities Trust 2019-BPR	3.287%	11/5/32	13,820	14,381
4	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	8,360	8,757
4	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	9,460	10,267
4	Banc of America Commercial Mortgage Trust 2015-UBS7	4.506%	9/15/48	1,600	1,709
4	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	4,760	5,224
4	Banc of America Funding 2006-H Trust	4.157%	9/20/46	7,250	6,520
4	BANK 2017 - BNK4	3.625%	5/15/50	3,890	4,285
4	BANK 2017 - BNK5	3.390%	6/15/60	8,150	8,862
4	BANK 2017 - BNK6	3.254%	7/15/60	26,180	27,983
4	BANK 2017 - BNK6	3.518%	7/15/60	13,190	14,456
4	BANK 2017 - BNK6	3.741%	7/15/60	3,080	3,371
4	BANK 2017 - BNK7	3.435%	9/15/60	16,580	18,090
4	BANK 2017 - BNK8	3.488%	11/15/50	33,600	36,778
4	BANK 2017 - BNK9	3.538%	11/15/54	18,130	19,908
4	BANK 2018 - BN10	3.641%	2/15/61	11,860	12,881
4	BANK 2018 - BN10	3.688%	2/15/61	21,140	23,431
4	BANK 2018 - BN12	4.255%	5/15/61	9,940	11,465
4	BANK 2018 - BN14	4.185%	9/15/60	6,680	7,495
4	BANK 2018 - BN15	4.407%	11/15/61	16,914	19,832
4	BANK 2019 - BN17	3.623%	4/15/52	7,533	8,288
4	BANK 2019 - BN17	3.714%	4/15/52	15,650	17,578
4	BANK 2019 - BN18	3.584%	5/15/62	21,080	23,477
4	BANK 2019 - BN19	3.183%	8/15/61	13,050	14,108
4	BANK 2019 - BN21	2.851%	10/17/52	13,110	13,811
4	BANK 2019 - BNK20	3.011%	9/15/61	10,400	11,097
§,4	BANK 2020 - BN25	2.649%	1/15/63	16,780	17,282
4	Bank of America Mortgage Trust 2002-J	4.553%	9/25/32	16	16
4	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	21,310	22,807
4,8	BBCMS Mortgage Trust 2020-C6	2.639%	2/15/53	12,685	13,066
4	Bear Stearns ARM Trust 2006-4	3.842%	10/25/36	11,447	10,436
4	Bear Stearns ARM Trust 2007-3	4.331%	5/25/47	8,404	7,824
4	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	3,740	4,042
4	Benchmark 2018-B1 Mortgage Trust	3.666%	1/15/51	8,290	9,179
4	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	5,990	6,624
4	Benchmark 2018-B1 Mortgage Trust	4.059%	1/15/51	2,700	2,968

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Benchmark 2018-B1 Mortgage Trust	4.254%	1/15/51	4,200	4,500
4	Benchmark 2018-B3 Mortgage Trust	4.025%	4/10/51	8,770	9,939
4	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	40	46
4	Benchmark 2018-B6 Mortgage Trust	4.170%	10/10/51	9,886	11,060
4	Benchmark 2018-B6 Mortgage Trust	4.261%	10/10/51	11,410	13,196
4	Benchmark 2018-B8 Mortgage Trust	4.232%	1/15/52	16,296	18,850
4	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	8,042	8,800
4	Benchmark 2020-B16 Mortgage Trust	2.732%	12/15/57	17,390	18,210
4	BMW Vehicle Owner Trust 2018-A	1.920%	1/25/24	36,310	36,533
4	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	15,840	16,000
4,6	Brazos Higher Education Authority Inc. Series 2005, 3M USD LIBOR + 0.200%	2.147%	6/25/26	4,968	4,951
4,6	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	2.710%	2/25/30	10,917	10,937
4,7	BX Trust 2019-OC11	3.202%	12/9/41	16,600	17,838
4,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	2,558	2,559
4,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	5,098	5,100
4,7	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	10,521	10,843
4	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	6,520	6,538
4	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	3,180	3,193
4,7	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	7,330	7,454
4,7	Canadian Pacer Auto Receivables Trust A Series 2018	3.270%	12/19/22	4,680	4,709
4,7	Canadian Pacer Auto Receivables Trust A Series 2018	3.440%	8/21/23	2,080	2,138
4,7	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	4,170	4,303
4,7	Canadian Pacer Auto Receivables Trust A Series 2020	1.830%	7/19/24	31,730	31,723
4,7	Canadian Pacer Auto Receivables Trust A Series 2020	1.890%	3/19/25	6,810	6,809
4	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	1,630	1,633
4	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	3,360	3,365
4	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	38,950	39,526
4	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	13,130	13,413
4	Capital One Auto Receivables Trust 2019-2	1.920%	5/15/24	42,720	43,058
4	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	90,670	93,041
4	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	4,850	4,855
4	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	5,800	5,813
4	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	4,050	4,062
4	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	6,860	6,910
4	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	3,240	3,263
4	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	3,240	3,277
4	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	12,020	12,197
4	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	19,890	20,230
4	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	6,170	6,231
4	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	4,755	4,908
4	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	6,860	7,084
4	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	5,300	5,496
4	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	26,590	27,026
4	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	13,310	13,791
4	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	18,390	18,768
4	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	6,780	7,083
4	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	5,940	6,199
4	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	4,030	4,214
4	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	2,730	2,854
4	CarMax Auto Owner Trust 2019-3	2.180%	8/15/24	41,500	42,005
4	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	7,570	7,735
4	CarMax Auto Owner Trust 2019-3	2.500%	4/15/25	9,610	9,746
4	CarMax Auto Owner Trust 2019-4	2.020%	11/15/24	49,210	49,668
4	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	13,790	13,986
4	CarMax Auto Owner Trust 2019-4	2.600%	9/15/25	4,240	4,345
4	CarMax Auto Owner Trust 2020-1	2.030%	6/16/25	12,860	12,993
4	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	3,650	3,800
4	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	6,299	6,504
4	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	22,955	25,250
4	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	6,310	6,895
4	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	17,147	18,669
4	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	6,715	7,326

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	9,900	10,461
4	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	3,752	3,754
4,7	CFCRE Commercial Mortgage Trust 2011-C2	5.933%	12/15/47	14,930	15,694
4	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	25,764	27,419
4,7	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	18,176	18,362
4,7	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	32,331	32,775
4	CHL Mortgage Pass-Through Trust 2006-HYB1	3.549%	3/20/36	5,724	5,428
4	CHL Mortgage Pass-Through Trust 2007-HYB2	3.557%	2/25/47	6,223	5,540
4,7	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	26,030	26,129
4,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,169
4	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,350	6,567
4	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	5,414	5,605
4	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	3,786	4,089
4	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	19,843	21,363
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	3,429	3,629
4	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	41,720	44,833
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%	7/10/47	11,044	11,682
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	25,685	27,535
4	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	12,426	13,215
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	5,394	5,630
4	Citigroup Commercial Mortgage Trust 2014-GC23	4.586%	7/10/47	6,380	6,776
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	18,100	19,093
4	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	41,551	44,540
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	6,146	6,571
4	Citigroup Commercial Mortgage Trust 2014-GC25	4.676%	10/10/47	1,035	1,109
4	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	38,271	40,368
4	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	52,677	57,378
4	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	48,282	52,780
4	Citigroup Commercial Mortgage Trust 2015-GC33	4.725%	9/10/58	4,000	4,270
4	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	47,800	51,134
4	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	4,426	4,655
4	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	19,500	21,294
4	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	41,283	45,031
4	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	9,500	10,300
4	Citigroup Commercial Mortgage Trust 2017-P8	4.411%	9/15/50	9,500	10,107
4	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	8,750	10,062
4	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	10,960	12,354
4	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	17,620	20,592
4	Citigroup Mortgage Loan Trust 2007-AR8	4.473%	7/25/37	468	450
4,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	8,249	8,216
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,007
4	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,230
4	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	22,898	23,284
4,7	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	12,316	12,614
4	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,904	11,133
4	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	1,990	2,002
4	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,698
4	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	7,055	7,311
4	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	13,316	14,175
4	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	43,975	47,525
4	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	11,317	11,699
4	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	7,565	7,871
4	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	41,902	44,840
4	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	32,690	35,226
4	COMM 2013-CCRE13 Mortgage Trust	5.052%	11/10/46	4,517	4,932
4	COMM 2013-CCRE13 Mortgage Trust	5.052%	11/10/46	8,240	8,821
4,7	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	17,360	17,887
4,7	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	2,380	2,446
4	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	1,580	1,653
4	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	40,399	42,378
4	COMM 2013-CCRE9 Mortgage Trust	4.363%	7/10/45	12,916	13,790
4,7	COMM 2013-CCRE9 Mortgage Trust	4.387%	7/10/45	11,250	11,768
4,7	COMM 2013-CCRE9 Mortgage Trust	4.387%	7/10/45	12,690	12,214
4,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	7,986	8,251

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	14,666
4,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,106
4	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,214
4,7	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	5,490	5,662
4,7	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	33,245	35,698
4	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	1,915	2,049
4	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	18,995	20,588
4	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,956	4,964
4	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	20,250	21,927
4	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	14,422
4	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	1,876	1,986
4	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	47,740	51,633
4	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	27,380	29,498
4	COMM 2014-CCRE17 Mortgage Trust	4.946%	5/10/47	10,175	10,801
4	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	9,663	10,132
4	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	30,571	32,927
4	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	21,620	22,875
4	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	36,585	39,232
4	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	34,680	36,846
4	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,922	12,905
4	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	36,015	38,320
4	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	11,921	12,959
4	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	39,667	43,213
4	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	22,007	23,884
4	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	11,974	12,999
4	COMM 2015-CCRE27 Mortgage Trust	4.620%	10/10/48	8,118	8,710
4	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	9,930	10,506
4	COMM 2019-G44 Mortgage Trust	2.950%	8/15/57	18,400	19,502
4	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	42,350	45,353
4	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	16,636	18,038
4	CSAIL 2015-C3 Commercial Mortgage Trust	4.499%	8/15/48	10,600	10,961
4	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	41,832	45,711
4	CSAIL 2016-C5 Commercial Mortgage Trust	4.729%	11/15/48	7,660	8,285
4	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	57,943	62,412
4	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	15,680	16,931
4	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	8,580	9,835
4	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	12,260	13,962
4,7	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	12,480	12,680
4	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	31,390	36,649
4	DBJPM 16-C1 Mortgage Trust	3.501%	5/10/49	2,050	2,076
4	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	21,940	23,729
4,6,7	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.358%	11/19/25	18,960	18,955
4,7	Dell Equipment Finance Trust 2019-1	2.830%	3/22/24	33,290	33,737
4	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	33,870	34,853
4	Discover Card Execution Note Trust 2019-A3	1.890%	10/15/24	56,090	56,619
4,7	DLL Securitization Trust Series 2018-A3	3.460%	1/20/22	22,150	22,378
4,7	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	8,550	8,775
4,7	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	33,900	34,261
4,7	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	24,750	25,408
4,7	DLL Securitization Trust Series 2019-MA2	2.340%	9/20/23	27,810	28,004
4,7	DLL Securitization Trust Series 2019-MT3	2.080%	2/21/23	25,700	25,722
4,7	DLL Securitization Trust Series 2019-MT3	2.150%	9/21/26	14,700	14,813
4,7	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	20,913	21,198
4,7	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	14,408	14,551
4,7	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	20,682	20,928
4	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	2,314	2,338
4	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	24,712	24,851
4	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	20,430	20,993
4	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	3,778	3,781
4	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	30,350	30,617
4	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	16,140	16,639
4	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	20,200	20,379
4	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	19,260	19,754
4	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	26,460	27,452

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Drive Auto Receivables Trust 2019-2	3.040%	3/15/23	7,480	7,523
4	Drive Auto Receivables Trust 2019-2	3.690%	8/17/26	15,870	16,409
4	Drive Auto Receivables Trust 2020-1	2.020%	11/15/23	13,810	13,858
4,6,7	Edsouth Indenture No. 9 LLC 2015-1, 1M USD LIBOR + 0.800%	2.461%	10/25/56	13,761	13,700
4,7	EDvestinU Private Education Loan Trust (EDVES) 2019-A	3.580%	11/25/38	8,573	8,914
4,7	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	19,993	20,542
4,7	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	9,352	9,454
4,7	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/20/24	13,690	14,053
4,5,6,7	Fannie Mae Connecticut Avenue Securities 2019-R03, 1M USD LIBOR + 0.750%	2.411%	9/25/31	1,632	1,632
4,5,6,7	Fannie Mae Connecticut Avenue Securities 2019-R04, 1M USD LIBOR + 0.750%	2.411%	6/25/39	9,223	9,226
4,5,6,7	Fannie Mae Connecticut Avenue Securities 2019-R05, 1M USD LIBOR + 0.750%	2.411%	7/25/39	15,564	15,571
4,5,6,7	Fannie Mae Connecticut Avenue Securities 2019-R06, 1M USD LIBOR + 0.750%	2.411%	9/25/39	29,505	29,523
4,5,6,7	Fannie Mae Connecticut Avenue Securities 2019-R07, 1M USD LIBOR + 0.770%	2.431%	10/25/39	71,750	71,769
4,5	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	19,222	20,272
4,5	Fannie Mae-Aces 2011-48D	3.000%	9/25/49	21,341	22,159
4,5	Fannie Mae-Aces 2011-50F	3.000%	9/25/49	36,031	37,355
4,5	Fannie Mae-Aces 2011-77A	3.000%	4/25/44	95,088	97,005
4,5	Fannie Mae-Aces 2011-90A	3.500%	12/25/45	8,763	9,177
4,5	Fannie Mae-Aces 2012-124E	1.500%	11/25/42	28,525	27,751
4,5	Fannie Mae-Aces 2013-111B	2.125%	10/25/42	21,570	21,537
4,5	Fannie Mae-Aces 2013-114D	2.250%	7/25/43	7,217	7,243
4,5	Fannie Mae-Aces 2013-115A	2.000%	11/25/43	21,376	21,324
4,5	Fannie Mae-Aces 2013-115B	2.100%	4/25/43	17,399	17,347
4,5	Fannie Mae-Aces 2013-115B	2.250%	10/25/43	30,679	30,802
4,5	Fannie Mae-Aces 2013-20E	1.500%	3/25/43	33,336	32,416
4,5	Fannie Mae-Aces 2013-46B	1.700%	5/25/43	34,538	34,000
4,5	Fannie Mae-Aces 2013-46C	1.700%	5/25/43	17,523	17,239
4,5	Fannie Mae-Aces 2013-46D	1.500%	5/25/43	34,084	33,422
4,5	Fannie Mae-Aces 2014-60E	2.000%	9/25/44	60,169	59,959
4,5	Fannie Mae-Aces 2014-86A	2.000%	12/25/44	24,447	24,315
4,5	Fannie Mae-Aces 2015-18E	1.750%	4/25/44	26,106	25,823
4,5	Fannie Mae-Aces 2015-19	2.000%	12/25/44	50,486	50,303
4,5	Fannie Mae-Aces 2015-73	1.600%	10/25/45	33,207	32,796
4,5	Fannie Mae-Aces 2016-60B	2.500%	9/25/46	46,527	47,336
4,5	Fannie Mae-Aces 2019-68G	2.500%	5/25/48	32,319	32,762
4,5	Fannie Mae-Aces 2019-83A	2.500%	12/25/49	29,086	29,414
4,5	FHLMC Multifamily Structured Pass Through Certificates 4122K	1.500%	10/15/42	20,986	20,396
4,5	FHLMC Multifamily Structured Pass Through Certificates 4194A	1.700%	4/15/43	30,698	30,438
4,5	FHLMC Multifamily Structured Pass Through Certificates 4213D	1.750%	11/15/41	56,243	55,925
4,5	FHLMC Multifamily Structured Pass Through Certificates 4259B	2.250%	4/15/43	7,051	7,059
4,5	FHLMC Multifamily Structured Pass Through Certificates 4259B	2.250%	6/15/43	13,247	13,287
4,5	FHLMC Multifamily Structured Pass Through Certificates 4604E	2.750%	1/15/46	28,059	28,817
4,5	FHLMC Multifamily Structured Pass Through Certificates 4764B	3.000%	10/15/45	21,348	21,805
4,5	FHLMC Multifamily Structured Pass Through Certificates 4927F	2.250%	9/25/49	26,251	26,426
4,5	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.750%	10/25/49	8,306	8,588
4,5	FHLMC Multifamily Structured Pass Through Certificates 4935A	2.500%	12/25/49	11,945	12,035

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4,5	FHLMC Multifamily Structured Pass Through Certificates 4950A	2.500%	12/25/49	16,799	17,069
4	First Horizon Mortgage Pass-Through Trust 2006-AR3	3.481%	11/25/36	3,388	2,887
	First Horizon Mortgage Pass-Through Trust 2006-AR4	4.023%	1/25/37	6,584	5,395
4	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	11,780	11,861
4	Ford Credit Auto Lease Trust 2019-A	2.900%	5/15/22	31,050	31,394
4	Ford Credit Auto Lease Trust 2019-A	3.250%	7/15/22	25,150	25,489
4	Ford Credit Auto Lease Trust 2020-A	1.850%	3/15/23	34,430	34,525
4,7	Ford Credit Auto Owner Trust 2016-REV1	2.310%	8/15/27	10,240	10,304
4,7	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	48,890	49,013
4,7	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	14,055	14,335
4,7	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	31,835	32,375
4,7	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	6,826	6,907
4,7	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	13,976	14,195
4,7	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	7,305	7,613
4	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	12,840	13,237
4,7	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	87,670	92,954
4,7	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	32,080	33,262
4,7	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	19,600	20,756
4,7	Ford Credit Auto Owner Trust 2018-REV2	3.610%	1/15/30	16,295	16,929
4,7	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	11,266	12,017
4	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	26,820	27,798
4	Ford Credit Auto Owner Trust 2019-A	3.020%	10/15/24	10,330	10,673
4	Ford Credit Auto Owner Trust 2019-A	3.250%	9/15/25	10,980	11,341
4	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	83,210	84,474
4	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	52,330	53,954
4	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	45,500	46,628
4	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	7,753	8,039
4,5,6	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	3.661%	12/25/28	526	526
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.734%	2/25/48	8,528	8,585
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.813%	5/25/48	5,038	5,074
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.151%	8/25/48	2,173	2,210
4,5,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.460%	11/25/48	89	89
4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA3, 1M USD LIBOR + 0.730%	2.391%	7/25/49	1,876	1,876
4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4, 1M USD LIBOR + 0.700%	2.361%	10/25/49	6,556	6,559
4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2, 1M USD LIBOR + 0.700%	2.361%	4/25/49	4,604	4,604
4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA3, 1M USD LIBOR + 0.750%	2.411%	9/25/49	3,751	3,752
4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA1, 1M USD LIBOR + 0.700%	2.359%	1/25/50	48,300	48,302
§,4,5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA1, 1M USD LIBOR + 0.750%	2.399%	1/25/50	17,700	17,700
4	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	5,140	5,145
4	GM Financial Automobile Leasing Trust 2019-3	2.030%	6/20/22	29,170	29,219
4,7	GM Financial Consumer Automobile 2017-3	2.130%	3/16/23	13,250	13,329
4,7	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	2,650	2,668
4	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	7,250	7,475
4	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	6,690	6,961
4	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	8,770	9,072
4	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	14,660	15,050
4	GM Financial Consumer Automobile 2019-3	2.180%	4/16/24	28,490	28,782
4	GM Financial Consumer Automobile 2020-1	1.840%	9/16/24	39,270	39,558

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	GM Financial Securitized Term Auto Receivables Trust 2019-4	1.760%	1/16/25	5,070	5,073
4	GMACM Mortgage Loan Trust 2005-AR6	3.901%	11/19/35	1,375	1,291
4,7	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	9,380	9,394
4,7	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	53,560	54,349
4,7	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	13,920	14,168
4,7	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	87,288	87,923
4,7	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	77,760	81,861
4,6,7	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.360%	8/25/60	8,661	8,652
4,7	GRACE Mortgage Trust 2014-A	3.369%	6/10/28	20,500	20,772
4,7	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	5,140	5,211
4,7	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	5,260	5,431
4,7	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	32,716	33,942
4,7	GS Mortgage Securities Trust 2010-C2	5.352%	12/10/43	3,530	3,608
4,7	GS Mortgage Securities Trust 2011-GC3	5.824%	3/10/44	2,280	2,347
4,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	36,047	36,925
4,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,047
4	GS Mortgage Securities Trust 2012-GCJ7	5.875%	5/10/45	7,150	7,518
4	GS Mortgage Securities Trust 2013-GC13	4.186%	7/10/46	22,934	24,629
4,7	GS Mortgage Securities Trust 2013-GC13	4.219%	7/10/46	5,650	5,905
4	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	13,060	13,548
4	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,559
4	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	5,809	5,989
4	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	22,020	23,091
4	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,405	53,059
4	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	43,873	47,252
4	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	1,410	1,505
4	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	44,760	48,475
4	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	13,246	14,311
4	GS Mortgage Securities Trust 2014-GC24	4.644%	9/10/47	10,665	11,273
4	GS Mortgage Securities Trust 2014-GC24	4.665%	9/10/47	17,556	17,048
4	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	19,370	20,464
4	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	47,290	50,783
4	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	39,656	41,591
4	GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	35,733	38,146
4	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	12,225	13,077
4	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,636	5,058
4	GS Mortgage Securities Trust 2015-GC34	3.244%	10/10/48	10,140	10,684
4	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	26,732	28,870
4	GS Mortgage Securities Trust 2015-GC34	4.807%	10/10/48	12,080	12,961
4	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	11,930	12,495
4	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	13,006	14,100
4	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	8,565	9,790
4	GS Mortgage Securities Trust 2018-GS9	3.992%	3/10/51	4,990	5,623
4	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	3,920	4,223
4	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	14,800	15,759
4	GS Mortgage Securities Trust 2020-GC45	2.911%	2/13/53	10,525	11,131
7	GTP Acquisition Partners I LLC	2.350%	6/15/20	1,540	1,540
4,7	Hardee's Funding HNGRY 2018-1	4.959%	6/20/48	1,980	2,063
4,7	Hardee's Funding HNGRY 2018-1A	5.710%	6/20/48	24,984	26,855
4,7	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	17,794	16,103
4	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	40,800	41,008
4	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	9,060	9,175
4	Harley-Davidson Motorcycle Trust 2020-A	1.930%	4/15/27	8,270	8,332
4	Harley-Davidson Motorcycles 2020-A	1.870%	10/15/24	25,690	25,804
4,7	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	28,118	28,354
4,7	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	6,785	6,810
4,7	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	10,415	10,530
4,7	Hilton USA Trust 2016-HHV	3.719%	11/5/38	3,950	4,297

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4,6,7	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.191%	10/15/54	16,992	16,989
4,6,7	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.251%	10/15/54	14,274	14,268
4	Honda Auto Receivables 2017-4 Owner Trust	2.210%	3/21/24	9,030	9,092
4	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	5,460	5,612
4	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	100,490	102,058
4	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	20,390	20,822
4	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	7,720	7,971
4	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	7,470	7,679
4	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	12,600	12,613
4,7	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	40,670	42,387
4,7	HPEFS Equipment Trust 2019-1	2.190%	9/20/29	11,800	11,826
4,7	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	2,300	2,309
4,7	HPEFS Equipment Trust 2019-1	2.320%	9/20/29	4,100	4,122
4,7	HPEFS Equipment Trust 2019-1	2.490%	9/20/29	3,800	3,825
4,7	HPEFS Equipment Trust 2019-1	2.720%	9/20/29	1,700	1,713
4,7	Hudson Yards 2019-30HY	3.228%	7/10/39	11,750	12,693
4,7	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	14,750	15,146
4,7	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/22	26,560	26,920
4,7	Hyundai Auto Lease Securitization Trust 2019-A	3.050%	12/15/22	4,370	4,447
4,7	Hyundai Auto Lease Securitization Trust 2019-B	2.040%	8/15/22	34,080	34,249
4,7	Hyundai Auto Lease Securitization Trust 2020-A	1.950%	7/17/23	35,900	36,075
4	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	10,660	10,930
4	Hyundai Auto Receivables Trust 2019-A	2.940%	5/15/25	5,655	5,822
4	Hyundai Auto Receivables Trust 2019-B	1.940%	2/15/24	44,700	45,054
4	Hyundai Auto Receivables Trust 2019-B	2.000%	4/15/25	12,600	12,700
4	Hyundai Auto Receivables Trust 2019-B	2.210%	4/15/25	3,600	3,634
4,7	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	17,400	17,767
4,6,7	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	2.519%	12/17/36	27,189	27,151
4,6,7	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	2.819%	12/17/36	9,957	9,934
4,6,7	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	2.369%	3/17/37	37,870	37,594
4,6,7	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	2.619%	3/17/37	9,890	9,814
4,7	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	14,791	15,348
4,7	Jackson Park Trust 2019-LIC	2.766%	10/14/39	17,540	18,063
4	John Deere Owner Trust 2018-B	3.230%	6/16/25	10,350	10,615
4	John Deere Owner Trust 2018-B	3.000%	1/15/26	6,740	6,943
4	John Deere Owner Trust 2019-B	2.320%	5/15/26	9,460	9,571
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	1,301	1,307
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.786%	11/15/43	6,225	6,313
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.786%	11/15/43	7,100	7,237
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	23,367	23,862
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.599%	8/15/46	4,100	4,277
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	2,778	2,838
4	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	13,214	13,647
4	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	10,136	10,356
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	4,030	4,162
4	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	27,000	28,313
4,7	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,503	5,649

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	31,910	32,588
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	13,506	14,387
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	4.201%	1/15/46	9,350	9,828
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	7,079	7,301
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	2,330	2,484
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	14,880	16,059
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.517%	12/15/46	14,600	15,865
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.130%	12/15/46	21,150	23,239
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.195%	12/15/46	9,770	10,637
4	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	28,694	29,616
4	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	26,474	27,378
4	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	18,116	18,997
4	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	26,580	29,174
4	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	12,517	13,652
4	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	17,866	18,856
4	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.176%	7/15/45	7,520	7,994
4	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	12,289	12,702
4	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	13,870	14,875
4	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	2,967	3,062
4	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.131%	11/15/45	27,200	29,285
4	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	17,820	19,474
4	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.371%	11/15/45	13,495	14,747
4	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	22,860	24,745
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	36,630	39,588
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	12,950	14,005
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.970%	2/15/47	13,200	14,220
4	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.970%	2/15/47	5,850	6,243
4	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	1,975	2,132
4	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	10,982	11,790
4	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	28,373	29,769
4	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	48,489	51,801
4	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	17,150	18,094

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	23,680	25,312
4	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	51,660	56,420
4	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	15,901	17,395
4	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	21,082	23,057
4	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	12,364	13,385
4	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	22,187	24,311
4	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	27,470	30,315
4	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	10,675	11,633
4	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	6,430	6,864
4	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	5,693	6,193
4	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	8,500	9,762
4,7	Kubota Credit Owner Trust 2018-1	3.210%	1/15/25	5,840	6,013
4,6,7	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	18,879	18,838
4,6	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	9,200	9,204
4,7	Lanark Master Issuer plc 2020-1A	2.277%	12/22/69	7,200	7,367
4,7	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	27,875	28,952
4,7	LCCM Mortgage Trust 2014-A	3.388%	5/15/31	18,640	18,887
	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	1,034	1,034
4	M Financial Securitized Term Auto Receivables Trust 2019-4	1.750%	7/16/24	34,980	34,992
4,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	12,543
4	MASTR Adjustable Rate Mortgages Trust 2004-3	4.275%	4/25/34	376	366
4	Mercedes-Benz Auto Lease Trust 2019-A	2.000%	10/17/22	29,290	29,377
4	Mercedes-Benz Auto Lease Trust 2020-A	1.840%	12/15/22	43,870	43,947
4	Mercedes-Benz Auto Lease Trust 2020-A	1.880%	9/15/25	16,940	16,994
4	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	10,430	10,744
4	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	17,140	17,268
4,7	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	63,730	65,087
4	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A2	3.409%	2/25/33	534	516
4	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4	4.818%	7/25/33	288	281
4,7	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	27,086	27,264
4,7	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	6,680	6,883
4,7	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	3,580	3,754
4,7	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	6,400	6,673
4,7	Morgan Stanley Bank of America Merrill Lynch Trust - 2012-CKSV	3.277%	10/15/30	37,985	38,554
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	21,548	22,152
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	2,000	2,081
4	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	4,827	4,933
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	28,493	30,523
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	3,372	3,467

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	8,093	8,550
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.298%	8/15/46	24,216	25,896
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	5,621	5,810
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	3,830	4,134
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	8,300	8,938
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	6,400	6,578
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	2,940	3,014
4	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	27,425	28,446
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	16,600	17,923
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	17,500	18,901
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	37,219	39,815
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	22,710	24,554
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	5.073%	4/15/47	1,895	2,058
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	39,977	43,046
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	9,540	10,190
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.496%	6/15/47	22,920	24,552
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.929%	6/15/47	12,300	13,083
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	32,178	34,518
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	7,460	7,964
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	13,400	14,521
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	17,079	17,633
4	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	23,220	24,817
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	21,798	22,418
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	37,941	40,131
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	9,540	10,143
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	18,458	20,039
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	20,280	21,609
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	28,104	30,573
4	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	8,498	9,218
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.058%	5/15/49	5,560	5,867
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	28,089	30,069
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.907%	5/15/49	2,210	2,382

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	62,449	68,753
4	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	19,660	21,539
4	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	16,052	16,380
4	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,576
4,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,287	17,748
4,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	27,955	30,040
4,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	24,440	24,888
4,7	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	28,674	30,432
4	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	41,942	45,870
4	Morgan Stanley Capital I Trust 2015-UBS8	4.738%	12/15/48	11,440	12,222
4	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	11,960	12,710
4	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	34,680	36,119
4	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	20,170	21,821
4	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	5,420	5,839
4	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	6,765	7,426
4	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	4,440	4,967
4	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/52	14,740	15,849
4	Morgan Stanley Mortgage Loan Trust 2006-8AR	3.949%	6/25/36	3,260	3,239
4,6,7	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.191%	9/25/24	10,811	10,808
4,6,7	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.511%	6/25/65	2,295	2,300
4,6,7	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.411%	3/25/66	21,937	22,035
4,7	Navient Student Loan Trust 2017-A	2.880%	12/16/58	17,257	17,491
4,7	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	32,725	32,844
4,7	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	13,300	13,748
4,7	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	63,650	66,312
4,7	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	54,450	56,110
4,7	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	38,720	40,619
4,7	Navient Student Loan Trust 2019-B	3.390%	12/15/59	17,930	18,798
6	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	2.481%	1/2/25	8,833	8,821
4	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	11,020	11,170
4	Nissan Auto Lease Trust 2019-A	2.760%	3/15/22	21,790	22,040
4	Nissan Auto Lease Trust 2019-A	2.780%	7/15/24	10,700	10,843
4	Nissan Auto Lease Trust 2020-A	1.840%	1/17/23	45,910	46,080
4	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	22,040	22,170
4	Nissan Auto Receivables 2019-A Owner Trust	3.160%	12/16/24	10,430	10,753
4	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	7,290	7,579
4	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	103,450	105,010
4	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	20,100	20,572
4,7	One Bryant Park 2019 - OBP A	2.516%	9/15/54	17,640	18,033
4,7	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,360	8,408
4,6,7	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.634%	3/12/47	324	324
4,6,7	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.550%	1/16/60	19,278	19,265
4,6,7	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	2.654%	6/20/60	10,975	10,971
4,6,7	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.604%	8/18/60	7,988	7,970
4,6,7	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.211%	7/15/58	9,150	9,149
4,7	PFS Financing Corp 2017-B	2.220%	7/15/22	20,500	20,531
4,7	PFS Financing Corp. 2017-D	2.400%	10/17/22	34,130	34,261
4,7	PFS Financing Corp. 2018-D	3.190%	4/17/23	12,740	12,937
4,6,7	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.611%	11/25/65	22,525	22,432
4,7	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	24,930	24,924
4,7	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	9,310	9,315
4,7	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	15,511	15,537
4,7	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	4,030	4,047

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4,7	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	17,796	18,070
4,7	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	2,220	2,240
4,7	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	23,335	24,067
4	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	6,218	6,389
4,6,7	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.477%	11/10/49	18,227	18,216
4,6,7	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.584%	12/5/59	20,435	20,449
4,6,7	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.527%	4/10/50	3,573	3,569
4	RFMSI Series 2006-SA2 Trust	5.106%	8/25/36	9,477	7,875
4	RFMSI Series 2006-SA3 Trust	5.227%	9/25/36	3,642	3,192
4	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	4,120	4,148
4	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	5,460	5,477
4	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	35,160	35,358
4	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	15,340	15,531
4	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	40,900	42,006
4	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	21,750	22,445
4	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	35,530	36,642
4,7	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	5,760	5,765
4,7	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	9,390	9,453
4,7	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	21,865	22,151
4,7	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	63,500	64,540
7	SBA Tower Trust	3.156%	10/8/20	10,760	10,769
4,7	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	5,360	5,473
4,7	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	6,450	6,657
4,7	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	540	540
4,7	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	9,656	9,665
4,7	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	4,100	4,164
4	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	4,780	4,775
4,7	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	8,272	8,388
4,6,7	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	3.126%	2/17/32	7,690	7,803
4,6,7	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	2.776%	9/15/34	8,861	8,920
4,6,7	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.576%	9/15/34	12,060	12,099
4,7	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	16,978	17,330
4,7	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	51,170	53,444
4,7	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	21,900	22,820
4,7	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	24,940	26,053
4,7	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	4,856	4,911
4,7	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	4,772	4,807
4,7	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	4,112	4,129
4,6,7	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	2.611%	1/25/39	1,549	1,557
4,7	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,701	1,712
4,7	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	11,622	11,817
4,6,7	SoFi Professional Loan Program 2017-C LLC, 1M USD LIBOR + 0.600%	2.261%	7/25/40	906	909
4,7	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	6,663	6,755
4,7	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	9,940	10,085
4,7	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	12,320	12,548
4,7	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	10,567	10,584
4,7	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	15,490	15,784
4,7	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	27,178	28,145
4,7	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	34,620	36,209
4,7	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	41,350	42,939
4,7	SoFi Professional Loan Program 2019-B LLC	3.090%	8/17/48	16,050	16,649
4,7	SoFi Professional Loan Program 2020-A	2.060%	5/15/46	57,300	57,429
4,7	Stack Infrastructure Issuer LLC 2019-1A	4.540%	2/25/44	12,696	13,526
4	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	34,590	35,551
4	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	45,993	46,738
4	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	10,715	10,779

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	66,395	67,878
4	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	9,688	9,863
4	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	13,000	13,239
4,7	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	8,340	8,493
4,7	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	5,319	5,729
4,7	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	4,227	4,689
4,7	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	347	348
4,7	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	1,330	1,331
4,7	Tesla Auto Lease Trust 2018-A	2.160%	10/20/22	45,600	45,968
4,7	Tesla Auto Lease Trust 2018-A	2.200%	11/21/22	11,600	11,660
4,7	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	63,788	64,788
4,7	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	10,750	11,048
4,7	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	6,850	7,039
4,7	Textainer Marine Containers Limited 2019-A	3.960%	4/20/44	10,453	10,701
4,7	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	3,218	3,223
4,7	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	4,346	4,372
4,7	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	4,873	4,950
4,7	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	1,449	1,491
4,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	24,260	25,750
4	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	2,790	2,808
4	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	7,287	7,404
4	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	13,640	14,053
4	Toyota Auto Receivables 2018-C Owner Trust	3.020%	12/15/22	23,380	23,771
4	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	10,160	10,496
4	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	4,880	5,070
4	Toyota Auto Receivables 2019-C Owner Trust	1.910%	9/15/23	43,150	43,326
4	Toyota Auto Receivables 2019-D Owner Trust	1.990%	2/18/25	9,410	9,492
4,7	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	37,520	37,545
4,7	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	49,490	50,528
4,7	Trinity Rail Leasing LP 2018-1A	4.620%	6/17/48	21,060	22,312
4,7	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	2,187	2,188
4,7	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	27,278	28,035
4	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,298
4	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	13,995	15,473
4	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	5,849	6,289
4,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	25,038	25,791
4	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	9,054	9,280
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	7,560	7,853
4	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	2,304	2,397
4	USAA Auto Owner Trust 2019-1	2.160%	7/17/23	12,220	12,293
4,7	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	15,414	16,039
4,7	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	5,975	6,118
4,7	Verizon Owner Trust 2017-3	2.380%	4/20/22	17,380	17,453
4,7	Verizon Owner Trust 2017-3	2.530%	4/20/22	18,650	18,729
4,7	Verizon Owner Trust 2018-1	3.050%	9/20/22	23,660	23,889
4	Verizon Owner Trust 2018-A	3.230%	4/20/23	13,320	13,539
4	Verizon Owner Trust 2019-A	2.930%	9/20/23	23,130	23,619
4	Verizon Owner Trust 2019-A	1.940%	4/22/24	45,810	46,118
4	Verizon Owner Trust 2020-A	1.850%	7/22/24	58,500	58,820
4	Verizon Owner Trust 2020-A	1.980%	7/22/24	16,635	16,773
4,7	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	13,561	13,939
4,7	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	11,249
4,7	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	3,270	3,306
4,7	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	2,450	2,473
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	15,280	15,489
4	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	6,970	7,157
4	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	8,910	9,264
4	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust	4.100%	1/25/33	97	95
4	WaMu Mortgage Pass-Through Certificates Series 2003-AR7 Trust	4.443%	8/25/33	387	380
4	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust	4.331%	9/25/33	659	654
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	26,438	27,091

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,712
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	6,124	6,351
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	35,662	38,265
4	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.420%	7/15/46	4,906	5,229
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	46,411
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,551
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	13,009
4	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	7,066
4	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	31,300	33,429
4	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	29,810	31,522
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	32,256	33,823
4	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	49,460	52,982
4	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	55,212	59,832
4	Wells Fargo Commercial Mortgage Trust 2015-C29	4.363%	6/15/48	12,420	13,183
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	22,002	23,494
4	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	20,610	22,406
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	17,222	18,765
4	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/58	11,490	12,237
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	23,212	25,449
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	8,550	9,325
4	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.685%	9/15/58	14,300	15,413
4	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	34,490	37,548
4	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	23,085	23,894
4	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	35,600	38,635
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	9,590	10,309
4	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	11,967	13,262
4	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	15,680	17,093
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	5,750	6,091
4	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	65,280	70,932
4	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	45,250	49,708
4	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	39,807	43,418
4	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	12,935	14,254
4	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	7,660	8,417
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.012%	3/15/51	43,290	48,775
4	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	5,973	6,366
4	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	14,035	16,027
4	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	22,110	25,074
4	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	21,240	24,760
4	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	6,553	7,379
4	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	7,894	8,796
4	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	6,320	7,199
4	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	10,300	11,298
4	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	17,648	18,571
4	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	18,770	20,178
4	Wells Fargo Mortgage Backed Securities 2006-AR14 Trust	4.547%	10/25/36	4,811	4,617
4,7	Wendys Funding LLC 2015-1A	4.497%	6/15/45	6,214	6,449
4,7	Wendys Funding LLC 2018-1	3.573%	3/15/48	6,360	6,476
4,7	WFLD 2014-MONT Mortgage Trust	3.880%	8/10/31	35,485	37,915
4,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,381	11,615
4	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	10,955	11,239
4	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,800	12,188
4	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,254
4	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,491	4,604
4	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	21,367	21,895
4	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,960
4	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,313
4	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	17,137	17,626
4	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	14,980	16,015
4	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	15,872
4	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	2,724	2,811
4	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,496
4	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	5,381	5,559
4	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	27,830	30,136

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	WFRBS Commercial Mortgage Trust 2013-C18	4.847%	12/15/46	5,775	6,312
4	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	30,300	32,208
4	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	23,553	25,543
4	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	40,481	43,829
4	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	11,110	11,761
4	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,627
4	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,706	1,798
4	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	45,404	48,752
4	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,604
4	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,612
4	WFRBS Commercial Mortgage Trust 2014-C23	3.650%	10/15/57	12,516	13,319
4	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	10,655	11,581
4	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	25,912	27,828
4	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	2,690	2,854
4	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	47,473	51,230
4	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	16,040	16,380
4	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	8,670	8,820
4	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	3,660	3,827
4	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	6,060	6,300
4	World Omni Auto Receivables Trust 2019-B	2.860%	6/16/25	5,210	5,355
4	World Omni Automobile Lease Securitization Trust 2018-B	3.190%	12/15/21	9,270	9,396
4	World Omni Automobile Lease Securitization Trust 2019-B	2.030%	11/15/22	33,750	33,886
4	World Omni Automobile Lease Securitization Trust 2019-B	3.240%	7/15/24	5,750	5,866
4,7	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	11,640	11,726
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $14,270,458)					14,728,691
Corporate Bonds (64.3%)
Finance (26.7%)
	Banking (23.3%)
9	ABN AMRO Bank NV	6.375%	4/27/21	14,550	17,376
7	ABN AMRO Bank NV	3.400%	8/27/21	58,200	59,685
	Ally Financial Inc.	4.125%	3/30/20	832	835
	Ally Financial Inc.	4.125%	2/13/22	8,750	9,067
	Ally Financial Inc.	3.875%	5/21/24	4,860	5,133
	Ally Financial Inc.	5.750%	11/20/25	4,850	5,518
	American Express Co.	3.700%	11/5/21	72,400	74,725
	American Express Co.	2.750%	5/20/22	34,000	34,720
	American Express Co.	3.700%	8/3/23	159,598	169,453
	American Express Co.	2.500%	7/30/24	47,390	48,535
	American Express Credit Corp.	2.250%	5/5/21	10,413	10,476
7	ANZ New Zealand International Ltd.	2.200%	7/17/20	29,275	29,324
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	37,465	38,397
6,10	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.700%	3.602%	5/17/26	8,750	5,985
7	Banco Santander Chile	2.500%	12/15/20	82,290	82,404
	Banco Santander SA	3.125%	2/23/23	6,400	6,592
	Banco Santander SA	2.706%	6/27/24	48,400	49,721
	Bank of America Corp.	2.625%	4/19/21	12,146	12,304
4	Bank of America Corp.	2.369%	7/21/21	128,776	129,092
4	Bank of America Corp.	2.328%	10/1/21	162,270	162,614
4	Bank of America Corp.	2.738%	1/23/22	34,000	34,294
4,9	Bank of America Corp.	0.736%	2/7/22	14,550	16,268
4	Bank of America Corp.	3.124%	1/20/23	44,075	45,013
4	Bank of America Corp.	2.816%	7/21/23	19,500	19,939
	Bank of America Corp.	3.004%	12/20/23	113,708	117,114
	Bank of America Corp.	4.125%	1/22/24	48,795	52,939
4	Bank of America Corp.	3.550%	3/5/24	126,756	132,463
4	Bank of America Corp.	3.864%	7/23/24	23,000	24,380
4	Bank of America Corp.	2.456%	10/22/25	19,250	19,607
	Bank of Montreal	2.900%	3/26/22	63,060	64,573

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Bank of Montreal	3.300%	2/5/24	89,350	94,194
4	Bank of Montreal	4.338%	10/5/28	12,230	12,964
	Bank of New York Mellon Corp.	2.050%	5/3/21	11,000	11,054
	Bank of New York Mellon Corp.	1.850%	1/27/23	31,320	31,515
	Bank of New York Mellon Corp.	2.950%	1/29/23	6,700	6,942
4	Bank of New York Mellon Corp.	2.661%	5/16/23	4,850	4,956
	Bank of New York Mellon Corp.	3.450%	8/11/23	79,890	84,537
	Bank of Nova Scotia	2.500%	1/8/21	36,955	37,251
	Bank of Nova Scotia	4.375%	1/13/21	7,700	7,896
	Bank of Nova Scotia	1.950%	2/1/23	103,170	103,784
	Bank of Nova Scotia	2.200%	2/3/25	43,440	44,079
9	Banque Federative du Credit Mutuel SA	0.125%	8/30/21	14,500	16,158
11	Banque Federative du Credit Mutuel SA	1.375%	12/20/21	17,600	23,381
7	Banque Federative du Credit Mutuel SA	2.700%	7/20/22	27,015	27,580
7	Banque Federative du Credit Mutuel SA	2.125%	11/21/22	44,250	44,581
7	Banque Federative du Credit Mutuel SA	3.750%	7/20/23	69,105	73,383
11	Barclays Bank plc	10.000%	5/21/21	47,365	69,245
4	Barclays plc	4.610%	2/15/23	11,150	11,674
4	Barclays plc	3.932%	5/7/25	31,400	33,409
4,7	BNP Paribas SA	2.819%	11/19/25	56,000	57,434
10	BPCE SA	3.500%	4/24/20	7,950	5,346
	BPCE SA	2.750%	12/2/21	18,772	19,116
7	BPCE SA	2.375%	1/14/25	25,750	26,008
6,10	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	1.984%	4/26/23	21,540	14,488
6,10	BPCE SA, 3M Australian Bank Bill Rate + 1.300%	2.190%	4/24/20	21,310	14,290
	Canadian Imperial Bank of Commerce	2.550%	6/16/22	29,145	29,806
4	Canadian Imperial Bank of Commerce	2.606%	7/22/23	153,868	156,415
	Canadian Imperial Bank of Commerce	3.500%	9/13/23	141,180	149,784
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	14,280	14,965
4	Capital One Bank USA NA	2.014%	1/27/23	67,900	68,140
	Capital One Financial Corp.	3.050%	3/9/22	38,860	39,803
	Capital One NA	2.250%	9/13/21	15,602	15,717
	Citibank NA	2.850%	2/12/21	262,150	264,779
4	Citibank NA	2.844%	5/20/22	14,500	14,698
6,10	Citibank NA, 3M Australian Bank Bill Rate + 0.750%	1.634%	5/20/22	13,800	9,249
9	Citigroup Inc.	0.500%	1/29/22	9,705	10,891
	Citigroup Inc.	2.750%	4/25/22	63,390	64,499
4	Citigroup Inc.	2.312%	11/4/22	38,850	39,090
4	Citigroup Inc.	2.876%	7/24/23	47,810	48,764
4	Citigroup Inc.	4.044%	6/1/24	35,955	38,420
6,10	Citigroup Inc., 3M Australian Bank Bill Rate + 1.550%	2.477%	5/4/21	37,163	25,144
	Citizens Bank NA	3.250%	2/14/22	38,875	39,940
	Comerica Inc.	3.700%	7/31/23	67,070	71,173
7	Commonwealth Bank of Australia	2.750%	3/10/22	36,895	37,664
7	Commonwealth Bank of Australia	2.500%	9/18/22	74,768	76,155
7	Commonwealth Bank of Australia	3.450%	3/16/23	62,409	65,523
7	Commonwealth Bank of Australia	3.350%	6/4/24	34,000	36,136
6,10	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 2.650%	3.536%	6/3/26	3,200	2,189
	Cooperatieve Rabobank UA	2.750%	1/10/23	61,060	62,830
7	Cooperatieve Rabobank UA	3.875%	9/26/23	76,820	82,109
	Cooperatieve Rabobank UA	4.625%	12/1/23	76,000	82,569
10	Cooperatieve Rabobank UA	5.000%	7/2/25	10,800	7,326
6,10	Cooperatieve Rabobank UA, 3M Australian Bank Bill Rate + 2.500%	3.427%	7/2/25	39,608	26,703
	Credit Suisse AG	2.100%	11/12/21	90,000	90,666
4,7	Credit Suisse Group AG	4.207%	6/12/24	63,000	67,191
	Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	81,590	82,528
9	Credit Suisse Group Funding Guernsey Ltd.	1.250%	4/14/22	9,705	11,067
7	Danske Bank A/S	2.750%	9/17/20	23,273	23,370
9	Danske Bank A/S	0.500%	5/6/21	32,908	36,802
7	Danske Bank A/S	2.000%	9/8/21	25,872	25,853
9	Danske Bank A/S	1.375%	5/24/22	9,705	11,050
4,7	Danske Bank A/S	3.001%	9/20/22	39,000	39,484

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
7	Danske Bank A/S	3.875%	9/12/23	34,000	35,746
7	DNB Bank ASA	2.150%	12/2/22	48,500	48,861
	Fifth Third Bancorp	3.650%	1/25/24	29,100	30,877
	Fifth Third Bank	2.250%	6/14/21	28,181	28,345
	Fifth Third Bank	2.875%	10/1/21	17,095	17,414
	Fifth Third Bank	1.800%	1/30/23	27,200	27,267
	First Republic Bank	2.500%	6/6/22	94,470	95,957
	Goldman Sachs Group Inc.	2.750%	9/15/20	26,455	26,560
	Goldman Sachs Group Inc.	2.600%	12/27/20	210,375	210,903
	Goldman Sachs Group Inc.	2.875%	2/25/21	158,874	160,455
	Goldman Sachs Group Inc.	2.625%	4/25/21	98,334	99,192
	Goldman Sachs Group Inc.	2.350%	11/15/21	9,625	9,661
	Goldman Sachs Group Inc.	5.750%	1/24/22	89,948	96,623
	Goldman Sachs Group Inc.	3.000%	4/26/22	60,810	61,646
9	Goldman Sachs Group Inc.	1.375%	7/26/22	9,705	11,159
4	Goldman Sachs Group Inc.	2.876%	10/31/22	34,318	34,917
4	Goldman Sachs Group Inc.	2.908%	6/5/23	48,238	49,259
4	Goldman Sachs Group Inc.	2.905%	7/24/23	5,100	5,208
	Goldman Sachs Group Inc.	3.625%	2/20/24	62,105	65,975
	Goldman Sachs Group Inc.	4.000%	3/3/24	14,800	15,928
	Goldman Sachs Group Inc.	3.850%	7/8/24	19,400	20,730
	Goldman Sachs Group Inc.	3.500%	1/23/25	9,705	10,310
6,10	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	2.080%	8/26/20	14,870	9,987
6,10	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.200%	2.102%	5/16/23	9,700	6,481
6,10	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.370%	2.261%	9/8/21	19,280	13,025
	HSBC Holdings plc	2.950%	5/25/21	109,905	111,495
	HSBC Holdings plc	2.650%	1/5/22	75,105	76,202
	HSBC Holdings plc	4.000%	3/30/22	9,700	10,151
4	HSBC Holdings plc	3.262%	3/13/23	53,320	54,713
	HSBC Holdings plc	3.600%	5/25/23	13,595	14,275
4	HSBC Holdings plc	3.033%	11/22/23	96,585	99,207
4	HSBC Holdings plc	3.950%	5/18/24	56,352	59,604
4	HSBC Holdings plc	3.803%	3/11/25	101,380	107,242
4	HSBC Holdings plc	2.633%	11/7/25	18,550	18,878
	Huntington Bancshares Inc.	4.350%	2/4/23	8,800	9,300
	Huntington National Bank	2.375%	3/10/20	30,720	30,720
	Huntington National Bank	2.500%	8/7/22	78,115	79,491
	Huntington National Bank	3.550%	10/6/23	61,785	65,496
7	ING Bank NV	2.050%	8/15/21	10,000	10,043
7	Intesa Sanpaolo SPA	3.250%	9/23/24	48,310	49,402
	JPMorgan Chase & Co.	2.550%	3/1/21	6,295	6,350
9	JPMorgan Chase & Co.	2.625%	4/23/21	14,555	16,696
	JPMorgan Chase & Co.	2.295%	8/15/21	5,427	5,440
	JPMorgan Chase & Co.	4.500%	1/24/22	12,102	12,752
4	JPMorgan Chase & Co.	3.514%	6/18/22	130,215	133,150
9	JPMorgan Chase & Co.	2.750%	8/24/22	33,980	40,443
	JPMorgan Chase & Co.	3.250%	9/23/22	8,200	8,517
	JPMorgan Chase & Co.	2.972%	1/15/23	106,262	108,789
4	JPMorgan Chase & Co.	3.207%	4/1/23	44,340	45,511
4	JPMorgan Chase & Co.	2.776%	4/25/23	96,455	98,380
	JPMorgan Chase & Co.	2.700%	5/18/23	42,765	43,937
4	JPMorgan Chase & Co.	3.559%	4/23/24	58,165	60,918
4	JPMorgan Chase & Co.	4.023%	12/5/24	52,785	56,725
4	JPMorgan Chase & Co.	2.301%	10/15/25	120,500	122,006
4	JPMorgan Chase Bank NA	3.086%	4/26/21	34,025	34,131
	KeyBank NA	2.500%	11/22/21	5,765	5,849
	KeyBank NA	2.300%	9/14/22	14,580	14,794
9	Leeds Building Society	2.625%	4/1/21	14,600	16,686
9	Lloyds Banking Group plc	0.750%	11/9/21	14,550	16,382
4	Lloyds Banking Group plc	2.858%	3/17/23	19,250	19,560
	Lloyds Banking Group plc	4.050%	8/16/23	53,550	57,033

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Lloyds Banking Group plc	2.907%	11/7/23	112,735	115,008
	Macquarie Bank Ltd.	6.625%	4/7/21	6,530	6,886
10	Macquarie Bank Ltd.	1.750%	6/21/22	2,910	1,969
6,10	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.750%	1.672%	6/21/22	52,780	35,409
10	Macquarie Group Ltd.	3.250%	12/15/22	6,400	4,409
4,7	Macquarie Group Ltd.	3.189%	11/28/23	8,330	8,578
4	Macquarie Group Ltd.	3.189%	11/28/23	29,040	29,910
6,10	Macquarie Group Ltd., 3M Australian Bank Bill Rate + 1.150%	2.045%	12/15/22	33,920	22,779
	Manufacturers & Traders Trust Co.	2.500%	5/18/22	21,660	22,057
6	Manufacturers & Traders Trust Co., 3M USD LIBOR + 0.640%	2.547%	12/1/21	9,755	9,756
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	38,663	39,156
	Mitsubishi UFJ Financial Group Inc.	3.535%	7/26/21	19,965	20,488
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	10,400	10,458
	Mitsubishi UFJ Financial Group Inc.	3.218%	3/7/22	114,195	117,459
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	63,990	65,178
	Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	152,118	155,189
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	120,355	127,739
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,775	8,892
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	92,535	97,650
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	63,280	65,428
7	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	18,345	18,471
7	Mizuho Bank Ltd.	2.950%	10/17/22	11,772	12,064
	Mizuho Financial Group Inc.	2.273%	9/13/21	15,995	16,103
	Mizuho Financial Group Inc.	2.953%	2/28/22	20,633	21,065
4	Mizuho Financial Group Inc.	2.721%	7/16/23	63,000	63,897
	Morgan Stanley	2.500%	4/21/21	14,000	14,140
	Morgan Stanley	5.500%	7/28/21	26,000	27,422
	Morgan Stanley	2.625%	11/17/21	242,879	246,503
	Morgan Stanley	2.750%	5/19/22	87,610	89,469
	Morgan Stanley	3.125%	1/23/23	155,676	161,500
	Morgan Stanley	3.750%	2/25/23	19,425	20,514
4	Morgan Stanley	2.720%	7/22/25	32,070	32,905
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,000	21,806
7	MUFG Bank Ltd.	2.750%	9/14/20	88,651	89,200
7	MUFG Bank Ltd.	2.850%	9/8/21	21,300	21,631
	MUFG Union Bank NA	3.150%	4/1/22	115,775	119,034
	MUFG Union Bank NA	2.100%	12/9/22	37,000	37,268
7	National Bank of Canada	2.150%	10/7/22	45,250	45,668
	National Bank of Canada	2.100%	2/1/23	42,000	42,286
7	Nationwide Building Society	2.000%	1/27/23	44,000	44,235
4,7	Nationwide Building Society	3.766%	3/8/24	6,900	7,219
9	Nykredit Realkredit A/S	0.250%	1/20/23	32,000	35,635
	PNC Bank NA	2.450%	11/5/20	15,636	15,701
	PNC Bank NA	2.550%	12/9/21	37,330	37,778
	PNC Bank NA	2.625%	2/17/22	91,150	92,509
	PNC Bank NA	2.700%	11/1/22	36,000	36,617
4	PNC Bank NA	2.028%	12/9/22	25,610	25,767
	PNC Bank NA	3.800%	7/25/23	15,250	16,121
	PNC Bank NA	3.300%	10/30/24	19,200	20,279
	PNC Financial Services Group Inc.	2.854%	11/9/22	12,000	12,350
	Regions Financial Corp.	2.750%	8/14/22	14,605	14,934
	Royal Bank of Canada	3.700%	10/5/23	58,205	62,107
	Royal Bank of Canada	2.550%	7/16/24	83,367	85,936
	Royal Bank of Canada	2.250%	11/1/24	80,070	81,469
	Royal Bank of Scotland Group plc	3.875%	9/12/23	6,170	6,518
4	Royal Bank of Scotland Group plc	4.519%	6/25/24	9,700	10,406
4	Royal Bank of Scotland Group plc	4.269%	3/22/25	44,720	48,151
	Santander Holdings USA Inc.	3.700%	3/28/22	78,880	81,411
	Santander Holdings USA Inc.	3.400%	1/18/23	58,410	60,349
	Santander Holdings USA Inc.	3.500%	6/7/24	12,000	12,513
4	Santander UK Group Holdings plc	3.373%	1/5/24	68,117	70,346

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
4	Santander UK Group Holdings plc	4.796%	11/15/24	25,877	28,202
	Santander UK plc	3.750%	11/15/21	43,750	45,244
	Santander UK plc	2.100%	1/13/23	45,500	45,805
7	Santander UK plc	5.000%	11/7/23	12,306	13,402
	Santander UK plc	4.000%	3/13/24	31,300	33,740
4,9	Skandinaviska Enskilda Banken AB	2.500%	5/28/26	18,660	21,258
	State Street Corp.	3.700%	11/20/23	31,620	33,945
4	State Street Corp.	3.776%	12/3/24	24,700	26,442
4	State Street Corp.	2.354%	11/1/25	42,084	42,771
	Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	6,400	6,422
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	114,717	116,090
	Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	99,325	101,534
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	46,780	47,877
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	72,358	74,987
	Sumitomo Mitsui Financial Group Inc.	3.748%	7/19/23	67,572	71,616
	Sumitomo Mitsui Financial Group Inc.	3.936%	10/16/23	5,370	5,733
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	125,880	129,289
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	39,000	39,424
6,10	Sumitomo Mitsui Financial Group Inc., 3M Australian Bank Bill Rate + 1.270%	2.190%	3/29/22	41,051	27,699
	Svenska Handelsbanken AB	2.450%	3/30/21	52,150	52,620
9	Svenska Handelsbanken AB	4.375%	10/20/21	14,550	17,413
10	Svenska Handelsbanken AB	3.250%	9/27/23	12,610	8,957
	Svenska Handelsbanken AB	3.900%	11/20/23	63,975	68,951
11	Swedbank AB	1.250%	12/29/21	19,410	25,690
11	Swedbank AB	1.625%	12/28/22	38,080	50,929
	Synchrony Financial	2.850%	7/25/22	27,500	28,038
	Toronto-Dominion Bank	3.250%	6/11/21	175,910	179,741
	Toronto-Dominion Bank	3.500%	7/19/23	164,890	174,808
4	Truist Bank	3.525%	10/26/21	48,600	49,153
	Truist Bank	2.625%	1/15/22	124,364	126,530
	Truist Bank	2.800%	5/17/22	155,900	159,585
	Truist Bank	2.450%	8/1/22	103,475	105,143
	Truist Bank	3.200%	4/1/24	89,825	94,421
4	Truist Bank	3.689%	8/2/24	37,570	39,518
	Truist Bank	2.150%	12/6/24	46,300	46,707
	Truist Financial Corp.	2.050%	5/10/21	14,000	14,053
	Truist Financial Corp.	2.700%	1/27/22	46,750	47,576
	Truist Financial Corp.	3.950%	3/22/22	4,300	4,490
	Truist Financial Corp.	3.050%	6/20/22	48,580	49,867
	Truist Financial Corp.	3.750%	12/6/23	41,980	44,711
	Truist Financial Corp.	2.500%	8/1/24	16,125	16,549
7	UBS AG	2.450%	12/1/20	33,220	33,385
7	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	35,067	35,587
7	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	43,320	44,030
7	UBS Group Funding Switzerland AG	3.491%	5/23/23	20,975	21,693
4,7	UBS Group Funding Switzerland AG	2.859%	8/15/23	58,400	59,626
9	Unione di Banche Italiane SPA	1.000%	7/22/22	9,705	10,918
	US Bancorp	2.950%	7/15/22	29,300	30,141
	US Bancorp	3.375%	2/5/24	39,325	41,687
	US Bancorp	2.400%	7/30/24	42,000	42,998
	US Bank NA	3.450%	11/16/21	43,025	44,378
	US Bank NA	2.650%	5/23/22	70,615	72,252
	US Bank NA	1.950%	1/9/23	47,200	47,663
§,12	Washington Mutual Bank / Debt not acquired by JPMorgan	6.875%	6/15/11	21,983	2
	Wells Fargo & Co.	4.600%	4/1/21	7,000	7,222
	Wells Fargo & Co.	2.100%	7/26/21	41,205	41,409
	Wells Fargo & Co.	2.625%	7/22/22	119,600	121,981
	Wells Fargo & Co.	3.069%	1/24/23	36,522	37,382
	Wells Fargo & Co.	3.450%	2/13/23	44,500	46,391
	Wells Fargo & Co.	3.750%	1/24/24	85,675	91,128
4	Wells Fargo & Co.	2.406%	10/30/25	71,575	72,559

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
6,10	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.100%	1.984%	4/27/22	21,453	14,463
6,10	Wells Fargo & Co., 3M Australian Bank Bill Rate + 1.320%	2.204%	7/27/21	66,905	45,203
4	Wells Fargo Bank NA	3.325%	7/23/21	341,595	344,420
	Wells Fargo Bank NA	3.625%	10/22/21	138,400	142,718
4	Wells Fargo Bank NA	2.082%	9/9/22	102,595	103,108
11	Wells Fargo Bank NA	5.250%	8/1/23	13,100	19,568
	Wells Fargo Bank NA	3.550%	8/14/23	137,290	145,181
	Westpac Banking Corp.	2.100%	5/13/21	13,549	13,607
	Westpac Banking Corp.	2.000%	8/19/21	104,845	105,412
	Westpac Banking Corp.	2.750%	1/11/23	157,175	161,963
	Westpac Banking Corp.	2.000%	1/13/23	38,220	38,509
	Westpac Banking Corp.	3.300%	2/26/24	80,615	85,116
6,10	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.830%	1.722%	3/6/23	87,300	58,841
6,10	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.950%	1.852%	11/16/23	39,700	26,854
6,10	Westpac Banking Corp., 3M Australian Bank Bill Rate + 1.800%	2.722%	6/22/28	35,900	24,255
6,10	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.989%	3/10/26	36,000	24,650
	Brokerage (0.4%)
7,8	AG Issuer LLC	6.250%	3/1/28	221	221
	Ameriprise Financial Inc.	3.000%	3/22/22	37,000	37,946
9	Blackstone Property Partners Europe Holdings Sarl	1.400%	7/6/22	26,785	30,502
	Charles Schwab Corp.	3.550%	2/1/24	4,800	5,106
	Franklin Resources Inc.	2.800%	9/15/22	28,672	29,481
	Intercontinental Exchange Inc.	4.000%	10/15/23	28,500	30,764
	Invesco Finance plc	3.125%	11/30/22	29,485	30,469
§,12	Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
	Nomura Holdings Inc.	2.648%	1/16/25	38,800	39,410
	Stifel Financial Corp.	3.500%	12/1/20	14,595	14,747
	TD Ameritrade Holding Corp.	2.950%	4/1/22	8,809	9,011
	TD Ameritrade Holding Corp.	3.625%	4/1/25	2,939	3,174
	Finance Companies (0.2%)
	Air Lease Corp.	2.300%	2/1/25	34,000	34,050
7	Avolon Holdings Funding Ltd.	2.875%	2/15/25	28,000	28,255
10	GE Capital Australia Funding Pty Ltd.	5.250%	9/4/20	65,910	45,025
7	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	14,555	14,670
	Insurance (1.5%)
	Aflac Inc.	3.625%	11/15/24	10,900	11,798
7	AIG Global Funding	2.150%	7/2/20	14,635	14,636
7	AIG Global Funding	2.700%	12/15/21	13,080	13,286
	Assurant Inc.	4.200%	9/27/23	9,700	10,258
	AXIS Specialty Finance LLC	5.875%	6/1/20	1,508	1,527
	Berkshire Hathaway Inc.	2.750%	3/15/23	108,976	112,706
	Centene Corp.	4.750%	5/15/22	8,295	8,471
	Centene Corp.	6.125%	2/15/24	12,088	12,481
7	Centene Corp.	4.750%	1/15/25	3,390	3,517
7	Centene Corp.	5.375%	6/1/26	1,940	2,061
7	Centene Corp.	4.250%	12/15/27	3,870	4,034
	Chubb INA Holdings Inc.	2.875%	11/3/22	12,900	13,306
	Chubb INA Holdings Inc.	2.700%	3/13/23	25,575	26,314
	Chubb INA Holdings Inc.	3.350%	5/15/24	9,800	10,456
	Coventry Health Care Inc.	5.450%	6/15/21	8,200	8,539
7	Five Corners Funding Trust	4.419%	11/15/23	88,012	96,324
	Lincoln National Corp.	4.000%	9/1/23	5,000	5,376
	Loews Corp.	2.625%	5/15/23	7,800	8,018
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	19,410	19,417
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	7,925	8,211
	Marsh & McLennan Cos. Inc.	3.300%	3/14/23	12,100	12,620
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	9,700	10,387

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
7	MassMutual Global Funding II	2.750%	6/22/24	54,080	56,365
7	Metropolitan Life Global Funding I	3.600%	1/11/24	12,965	13,875
7	New York Life Global Funding	1.950%	2/11/20	19,470	19,470
7	Principal Life Global Funding II	2.200%	4/8/20	28,665	28,675
	Progressive Corp.	3.750%	8/23/21	19,046	19,670
	Prudential Financial Inc.	4.500%	11/16/21	14,589	15,307
	Reinsurance Group of America Inc.	5.000%	6/1/21	4,750	4,958
7	Reliance Standard Life Global Funding II	2.375%	5/4/20	24,320	24,337
7	Reliance Standard Life Global Funding II	2.150%	1/21/23	14,600	14,686
7	Reliance Standard Life Global Funding II	3.850%	9/19/23	40,630	43,260
7	Swiss Re Treasury US Corp.	2.875%	12/6/22	42,240	43,261
	Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,371
	UnitedHealth Group Inc.	4.700%	2/15/21	12,750	13,045
	UnitedHealth Group Inc.	2.375%	10/15/22	82,000	83,366
	UnitedHealth Group Inc.	2.750%	2/15/23	11,600	11,912
	UnitedHealth Group Inc.	2.875%	3/15/23	33,000	34,168
	UnitedHealth Group Inc.	3.500%	2/15/24	45,680	48,718
	UnitedHealth Group Inc.	2.375%	8/15/24	15,752	16,093
	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	21,685	23,015
	Alexandria Real Estate Equities Inc.	4.000%	1/15/24	50,707	54,533
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	45,115	48,091
	AvalonBay Communities Inc.	2.850%	3/15/23	12,000	12,349
	Brandywine Operating Partnership LP	4.100%	10/1/24	7,205	7,768
	Brixmor Operating Partnership LP	3.875%	8/15/22	10,845	11,337
	Brixmor Operating Partnership LP	3.650%	6/15/24	33,550	35,506
	Camden Property Trust	2.950%	12/15/22	9,760	10,020
	Camden Property Trust	4.875%	6/15/23	3,025	3,295
	Camden Property Trust	4.250%	1/15/24	15,887	17,149
	Camden Property Trust	3.500%	9/15/24	2,785	2,954
	CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	44,860	45,736
	Digital Realty Trust LP	3.950%	7/1/22	44,160	46,103
	Federal Realty Investment Trust	2.550%	1/15/21	14,551	14,652
	Federal Realty Investment Trust	3.000%	8/1/22	21,448	21,937
	Federal Realty Investment Trust	2.750%	6/1/23	4,740	4,848
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,139	13,695
	Healthpeak Properties Inc.	4.250%	11/15/23	27,918	30,041
	Healthpeak Properties Inc.	4.200%	3/1/24	7,815	8,456
	Healthpeak Properties Inc.	3.875%	8/15/24	6,850	7,380
	Healthpeak Properties Inc.	3.400%	2/1/25	11,470	12,112
	Highwoods Realty LP	3.200%	6/15/21	5,750	5,835
	Kimco Realty Corp.	3.400%	11/1/22	6,325	6,555
	Kimco Realty Corp.	3.125%	6/1/23	22,900	23,653
7	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	1,780	1,773
10	Lendlease Finance Ltd.	6.000%	5/13/20	9,710	6,575
	Mid-America Apartments LP	4.300%	10/15/23	2,000	2,151
	Omega Healthcare Investors Inc.	4.950%	4/1/24	6,800	7,484
	Realty Income Corp.	3.250%	10/15/22	92,430	95,676
	Realty Income Corp.	3.875%	4/15/25	19,295	21,112
	Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	33,004	35,566
	Simon Property Group LP	2.500%	7/15/21	13,200	13,326
	Simon Property Group LP	2.350%	1/30/22	28,290	28,616
	Simon Property Group LP	2.750%	2/1/23	5,300	5,450
	Simon Property Group LP	2.000%	9/13/24	51,400	51,748
	Ventas Realty LP	3.750%	5/1/24	3,500	3,712
7	VICI Properties LP / VICI Note Co. Inc.	3.500%	2/15/25	1,940	1,974
	Weingarten Realty Investors	3.500%	4/15/23	4,850	5,003
	Welltower Inc.	3.750%	3/15/23	22,347	23,470
	Welltower Inc.	3.950%	9/1/23	36,855	39,218
	Welltower Inc.	3.625%	3/15/24	19,435	20,619
	Welltower Inc.	4.000%	6/1/25	9,258	10,112
					16,854,699

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Industrial (33.3%)
	Basic Industry (0.9%)
7	Air Liquide Finance SA	2.250%	9/27/23	44,520	45,163
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	6,846	7,009
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	15,315	16,454
7	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.300%	5/1/23	60,938	63,445
	DuPont de Nemours Inc.	3.766%	11/15/20	24,437	24,800
	DuPont de Nemours Inc.	4.205%	11/15/23	60,995	65,928
	Eastman Chemical Co.	3.600%	8/15/22	19,770	20,538
	Ecolab Inc.	4.350%	12/8/21	8,134	8,530
	Ecolab Inc.	2.375%	8/10/22	21,648	21,984
	FMC Corp.	3.950%	2/1/22	19,660	20,338
	LYB International Finance BV	4.000%	7/15/23	18,073	19,283
	LyondellBasell Industries NV	6.000%	11/15/21	14,555	15,462
	LyondellBasell Industries NV	5.750%	4/15/24	12,928	14,770
	Newmont Corp.	3.625%	6/9/21	970	990
	Newmont Corp.	3.500%	3/15/22	8,685	8,941
	Newmont Corp.	3.700%	3/15/23	85,844	90,486
7	Novelis Corp.	4.750%	1/30/30	1,849	1,858
	Nutrien Ltd.	3.150%	10/1/22	15,390	15,837
	Nutrien Ltd.	3.500%	6/1/23	1,945	2,033
	Nutrien Ltd.	3.625%	3/15/24	4,860	5,144
7	OCI NV	5.250%	11/1/24	1,100	1,134
	Praxair Inc.	2.200%	8/15/22	2,836	2,876
	Steel Dynamics Inc.	2.800%	12/15/24	14,555	14,846
	Vale Overseas Ltd.	6.250%	8/10/26	4,465	5,280
9	Vale SA	3.750%	1/10/23	15,990	19,278
	WestRock RKT Co.	4.900%	3/1/22	3,960	4,194
	WestRock RKT Co.	4.000%	3/1/23	38,655	40,896
	Capital Goods (2.9%)
9	3M Co.	0.375%	2/15/22	14,555	16,336
	3M Co.	1.750%	2/14/23	33,815	33,971
	3M Co.	2.250%	3/15/23	25,640	26,091
7	Airbus Finance BV	2.700%	4/17/23	5,982	6,153
7	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	1,000	1,005
	Ball Corp.	4.000%	11/15/23	7,285	7,677
	Ball Corp.	4.875%	3/15/26	800	876
	Berry Global Inc.	5.500%	5/15/22	2,585	2,601
	Berry Global Inc.	6.000%	10/15/22	262	267
7	Berry Global Inc.	4.875%	7/15/26	5,180	5,429
	Boeing Co.	2.300%	8/1/21	104,380	104,909
	Boeing Co.	2.125%	3/1/22	10,420	10,455
	Boeing Co.	2.700%	5/1/22	38,845	39,531
	Boeing Co.	1.875%	6/15/23	14,281	14,230
	Boeing Co.	2.800%	3/1/24	19,435	19,938
	Boeing Co.	2.850%	10/30/24	7,500	7,737
	Caterpillar Financial Services Corp.	1.850%	9/4/20	9,755	9,762
	Caterpillar Financial Services Corp.	1.931%	10/1/21	8,865	8,908
	Caterpillar Financial Services Corp.	2.400%	6/6/22	67,305	68,406
	Caterpillar Financial Services Corp.	1.900%	9/6/22	107,700	108,280
	Caterpillar Financial Services Corp.	2.550%	11/29/22	19,400	19,885
	Caterpillar Financial Services Corp.	2.625%	3/1/23	13,925	14,301
	Caterpillar Financial Services Corp.	3.750%	11/24/23	24,265	26,051
	Caterpillar Financial Services Corp.	3.300%	6/9/24	21,550	22,896
7	CFX Escrow Corp.	6.000%	2/15/24	5,200	5,473
7	Clean Harbors Inc.	4.875%	7/15/27	1,500	1,577
	CNH Industrial Capital LLC	4.875%	4/1/21	3,830	3,958
	CNH Industrial Capital LLC	3.875%	10/15/21	7,362	7,591
	CNH Industrial Capital LLC	4.375%	4/5/22	22,700	23,803
	CNH Industrial NV	4.500%	8/15/23	33,895	36,622
	Embraer Netherlands Finance BV	5.050%	6/15/25	6,200	6,858
	Embraer Netherlands Finance BV	5.400%	2/1/27	2,365	2,684

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Embraer Overseas Ltd.	5.696%	9/16/23	1,281	1,412
	Embraer SA	5.150%	6/15/22	21,700	22,934
	John Deere Capital Corp.	1.950%	6/13/22	21,570	21,776
	Johnson Controls International plc	5.000%	3/30/20	10,700	10,747
	Johnson Controls International plc	3.750%	12/1/21	857	883
	Johnson Controls International plc	3.625%	7/2/24	8,998	9,549
7	L3Harris Technologies Inc.	4.950%	2/15/21	24,327	24,879
7	L3Harris Technologies Inc.	3.850%	6/15/23	119,000	126,505
7	L3Harris Technologies Inc.	3.950%	5/28/24	5,300	5,691
7	Mueller Water Products Inc.	5.500%	6/15/26	1,700	1,779
	Northrop Grumman Corp.	2.550%	10/15/22	82,859	84,616
	Northrop Grumman Corp.	2.930%	1/15/25	39,370	41,223
	Parker-Hannifin Corp.	3.500%	9/15/22	5,800	6,057
	Precision Castparts Corp.	2.500%	1/15/23	81,307	83,231
	Raytheon Co.	4.400%	2/15/20	2,070	2,071
	Raytheon Co.	2.500%	12/15/22	14,600	14,953
	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	4,713	4,719
6,7	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M USD LIBOR + 3.500%	5.331%	7/15/21	17,330	17,352
	Rockwell Collins Inc.	2.800%	3/15/22	90,686	92,637
	Rockwell Collins Inc.	3.200%	3/15/24	7,000	7,387
7	Sealed Air Corp.	4.000%	12/1/27	700	704
7	Silgan Holdings Inc.	4.125%	2/1/28	3,790	3,771
	Spirit AeroSystems Inc.	4.600%	6/15/28	930	950
	Stanley Black & Decker Inc.	2.900%	11/1/22	40,800	42,065
9	Thales SA	0.000%	5/31/22	20,800	23,100
	TransDigm Inc.	6.500%	5/15/25	1,500	1,560
7	TransDigm Inc.	6.250%	3/15/26	3,400	3,672
7	Trivium Packaging Finance BV	5.500%	8/15/26	400	423
7	Trivium Packaging Finance BV	8.500%	8/15/27	400	440
	United Rentals North America Inc.	4.625%	10/15/25	8,230	8,405
	United Rentals North America Inc.	6.500%	12/15/26	1,800	1,957
	United Rentals North America Inc.	3.875%	11/15/27	3,950	3,989
	United Technologies Corp.	3.350%	8/16/21	8,800	9,022
	United Technologies Corp.	1.950%	11/1/21	19,000	19,103
9	United Technologies Corp.	1.125%	12/15/21	14,550	16,439
	United Technologies Corp.	2.300%	5/4/22	79,695	80,727
	United Technologies Corp.	3.100%	6/1/22	77,650	80,152
	United Technologies Corp.	3.650%	8/16/23	299,495	318,729
	Communication (3.9%)
	America Movil SAB de CV	5.000%	3/30/20	15,470	15,547
	American Tower Corp.	3.450%	9/15/21	2,100	2,154
	American Tower Corp.	3.000%	6/15/23	29,655	30,713
	AT&T Inc.	2.800%	2/17/21	9,800	9,886
	AT&T Inc.	4.450%	5/15/21	17,600	18,202
9	AT&T Inc.	2.650%	12/17/21	14,550	16,862
	AT&T Inc.	4.000%	1/15/22	19,400	20,203
	AT&T Inc.	3.200%	3/1/22	26,700	27,418
	AT&T Inc.	3.800%	3/15/22	52,505	54,646
	AT&T Inc.	3.000%	6/30/22	36,594	37,502
	AT&T Inc.	2.625%	12/1/22	9,800	10,006
	AT&T Inc.	3.600%	2/17/23	97,468	102,129
	CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	26,748	28,250
7	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	1,400	1,439
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.464%	7/23/22	166,415	175,887
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/1/24	20,419	22,184
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,191	11,121
	Comcast Corp.	3.450%	10/1/21	21,621	22,265
	Comcast Corp.	3.125%	7/15/22	16,650	17,242

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Comcast Corp.	2.850%	1/15/23	7,100	7,347
	Comcast Corp.	2.750%	3/1/23	10,413	10,736
	Comcast Corp.	3.700%	4/15/24	33,228	35,714
7	Connect Finco SARL / Connect US Finco LLC	6.750%	10/1/26	700	741
7	Cox Communications Inc.	3.150%	8/15/24	27,090	28,264
	Crown Castle International Corp.	3.400%	2/15/21	60,091	60,940
	Crown Castle International Corp.	4.875%	4/15/22	18,000	19,108
	Crown Castle International Corp.	5.250%	1/15/23	66,590	72,843
	Crown Castle International Corp.	3.150%	7/15/23	41,835	43,310
	Crown Castle International Corp.	3.200%	9/1/24	58,815	61,570
	CSC Holdings LLC	6.750%	11/15/21	4,888	5,261
7	CSC Holdings LLC	5.375%	2/1/28	2,900	3,074
7	CSC Holdings LLC	7.500%	4/1/28	1,100	1,249
7	Deutsche Telekom International Finance BV	1.950%	9/19/21	19,470	19,520
7	Deutsche Telekom International Finance BV	2.820%	1/19/22	90,520	92,193
7	Diamond Sports Group LLC / Diamond Sports Finance Co.	5.375%	8/15/26	1,238	1,226
	Discovery Communications LLC	4.375%	6/15/21	6,820	7,054
	Discovery Communications LLC	3.300%	5/15/22	14,436	14,885
	Discovery Communications LLC	3.500%	6/15/22	12,900	13,344
	Discovery Communications LLC	2.950%	3/20/23	99,477	102,247
	Discovery Communications LLC	3.250%	4/1/23	9,700	10,074
	Discovery Communications LLC	3.800%	3/13/24	17,074	18,235
	Discovery Communications LLC	3.900%	11/15/24	26,620	28,800
7	Fox Corp.	3.666%	1/25/22	29,892	30,968
	Globo Comunicacao e Participacoes SA	4.843%	6/8/25	1,000	1,040
	Interpublic Group of Cos. Inc.	3.500%	10/1/20	15,560	15,722
	Interpublic Group of Cos. Inc.	3.750%	10/1/21	63,355	65,228
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	9,800	10,652
7	Lamar Media Corp.	3.750%	2/15/28	1,335	1,343
7	Lamar Media Corp.	4.000%	2/15/30	1,335	1,345
7	Level 3 Financing Inc.	3.400%	3/1/27	1,700	1,751
7	Level 3 Financing Inc.	4.625%	9/15/27	2,100	2,155
	NBCUniversal Media LLC	4.375%	4/1/21	24,300	25,060
	NBCUniversal Media LLC	2.875%	1/15/23	94,140	97,466
	Netflix Inc.	4.875%	4/15/28	410	439
7	Netflix Inc.	4.875%	6/15/30	1,885	1,975
7	Nexstar Escrow Inc.	5.625%	7/15/27	2,065	2,168
	Omnicom Group Inc. / Omnicom Capital Inc.	3.625%	5/1/22	112,940	117,332
	Qwest Corp.	6.750%	12/1/21	33,857	36,302
7	Sirius XM Radio Inc.	4.625%	7/15/24	7,470	7,750
7	Sirius XM Radio Inc.	5.000%	8/1/27	700	735
9	Sky Ltd.	1.500%	9/15/21	11,105	12,647
7	Sky Ltd.	3.750%	9/16/24	41,200	44,290
7	Sky plc	3.125%	11/26/22	50,680	52,378
	T-Mobile USA Inc.	6.000%	3/1/23	25,187	25,628
	T-Mobile USA Inc.	6.500%	1/15/24	10,710	10,964
	T-Mobile USA Inc.	4.500%	2/1/26	11,365	11,678
	Telefonica Emisiones SAU	5.462%	2/16/21	14,200	14,717
9	Telefonica Emisiones SAU	2.242%	5/27/22	19,400	22,680
10	Telstra Corp. Ltd.	7.750%	7/15/20	14,600	10,047
	Time Warner Entertainment Co. LP	8.375%	3/15/23	8,730	10,363
	Verizon Communications Inc.	2.450%	11/1/22	8,249	8,396
10	Verizon Communications Inc.	3.500%	2/17/23	9,130	6,473
	Verizon Communications Inc.	5.150%	9/15/23	48,250	53,862
	Verizon Communications Inc.	4.150%	3/15/24	10,600	11,496
6,10	Verizon Communications Inc., 3M Australian Bank Bill Rate + 1.220%	2.122%	2/17/23	33,310	22,477
	ViacomCBS Inc.	4.300%	2/15/21	5,100	5,196
	ViacomCBS Inc.	4.500%	3/1/21	14,725	15,154
	ViacomCBS Inc.	3.875%	12/15/21	44,550	46,294
	ViacomCBS Inc.	3.375%	3/1/22	14,170	14,563
	ViacomCBS Inc.	2.500%	2/15/23	11,395	11,610
	ViacomCBS Inc.	2.900%	6/1/23	6,900	7,116

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	ViacomCBS Inc.	4.250%	9/1/23	136,705	147,130
9	Vivendi SA	0.000%	6/13/22	14,600	16,221
	Vodafone Group plc	3.750%	1/16/24	113,867	121,402
6,10	Vodafone Group plc, 3M Australian Bank Bill Rate + 1.050%	1.946%	12/13/22	4,360	2,905
	Walt Disney Co.	3.000%	9/15/22	26,690	27,640
	Walt Disney Co.	2.350%	12/1/22	4,800	4,904
	Consumer Cyclical (3.1%)
7	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	6,855	7,061
7	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	545	547
7	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	2,210	2,216
7	Alimentation Couche-Tard Inc.	2.700%	7/26/22	59,525	60,571
7	Allison Transmission Inc.	5.000%	10/1/24	970	991
7	Allison Transmission Inc.	4.750%	10/1/27	1,800	1,872
	American Axle & Manufacturing Inc.	6.625%	10/15/22	3,088	3,126
	American Honda Finance Corp.	1.650%	7/12/21	9,900	9,904
	American Honda Finance Corp.	3.375%	12/10/21	87,100	89,879
9	American Honda Finance Corp.	0.350%	8/26/22	33,040	37,043
	American Honda Finance Corp.	2.050%	1/10/23	9,900	10,011
	American Honda Finance Corp.	1.950%	5/10/23	68,000	68,329
	American Honda Finance Corp.	3.450%	7/14/23	29,280	30,967
	American Honda Finance Corp.	3.625%	10/10/23	112,000	119,581
	AutoZone Inc.	2.875%	1/15/23	4,544	4,670
9	BMW Finance NV	0.125%	1/12/21	14,555	16,198
7	Boyd Gaming Corp.	4.750%	12/1/27	715	726
7	Churchill Downs Inc.	5.500%	4/1/27	4,910	5,162
7	Churchill Downs Inc.	4.750%	1/15/28	1,115	1,150
	Cummins Inc.	3.650%	10/1/23	7,300	7,816
9	FCA Bank SpA	1.250%	6/21/22	21,830	24,851
9	FCA Bank SpA	0.625%	11/24/22	9,700	10,901
10	Ford Motor Credit Co. LLC	3.588%	6/2/20	28,134	18,930
	Ford Motor Credit Co. LLC	2.979%	8/3/22	8,780	8,830
	Ford Motor Credit Co. LLC	3.350%	11/1/22	60,300	61,200
	Ford Motor Credit Co. LLC	3.087%	1/9/23	24,500	24,713
	Ford Motor Credit Co. LLC	3.810%	1/9/24	9,800	10,007
	Ford Motor Credit Co. LLC	5.584%	3/18/24	38,700	42,183
	General Motors Co.	4.875%	10/2/23	24,704	26,771
	General Motors Financial Co. Inc.	2.450%	11/6/20	9,850	9,890
	General Motors Financial Co. Inc.	4.200%	3/1/21	44,231	45,171
	General Motors Financial Co. Inc.	3.200%	7/6/21	63,607	64,469
	General Motors Financial Co. Inc.	4.375%	9/25/21	49,030	50,869
	General Motors Financial Co. Inc.	4.200%	11/6/21	43,800	45,334
	General Motors Financial Co. Inc.	3.450%	4/10/22	15,908	16,304
	General Motors Financial Co. Inc.	3.150%	6/30/22	4,900	5,004
	General Motors Financial Co. Inc.	3.250%	1/5/23	19,510	20,111
10	General Motors Financial Co. Inc.	3.850%	2/21/23	5,840	4,117
	General Motors Financial Co. Inc.	3.700%	5/9/23	10,461	10,896
	General Motors Financial Co. Inc.	4.250%	5/15/23	9,800	10,395
	General Motors Financial Co. Inc.	4.150%	6/19/23	5,500	5,798
	General Motors Financial Co. Inc.	5.100%	1/17/24	29,150	31,914
	General Motors Financial Co. Inc.	3.950%	4/13/24	24,350	25,653
	General Motors Financial Co. Inc.	3.500%	11/7/24	31,200	32,579
	General Motors Financial Co. Inc.	4.350%	4/9/25	6,591	7,123
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	1,598	1,646
7	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	62,102	62,099
7	Harley-Davidson Financial Services Inc.	2.400%	6/15/20	69,387	69,372
7	Harley-Davidson Financial Services Inc.	2.850%	1/15/21	6,244	6,280
7	Harley-Davidson Financial Services Inc.	2.550%	6/9/22	28,944	29,258
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	1,900	1,985
	Lennar Corp.	5.375%	10/1/22	2,565	2,745
	Lennar Corp.	5.250%	6/1/26	700	775
7	Live Nation Entertainment Inc.	4.750%	10/15/27	2,400	2,472
	Lowe's Cos. Inc.	4.625%	4/15/20	11,720	11,742

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Macy's Retail Holdings Inc.	3.450%	1/15/21	14,640	14,811
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	5,135	5,591
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	2,742	2,855
7	NCL Corp. Ltd.	3.625%	12/15/24	2,240	2,226
7	Nissan Motor Acceptance Corp.	1.900%	9/14/21	11,962	11,916
7	Nissan Motor Acceptance Corp.	3.650%	9/21/21	34,150	34,954
7	Nissan Motor Acceptance Corp.	2.600%	9/28/22	10,725	10,815
7	Nissan Motor Acceptance Corp.	3.875%	9/21/23	58,125	61,123
7	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	6.250%	5/15/26	1,800	1,933
	PulteGroup Inc.	5.500%	3/1/26	1,600	1,788
	QVC Inc.	4.750%	2/15/27	445	449
	TJX Cos. Inc.	2.750%	6/15/21	10,370	10,507
	Toyota Motor Corp.	3.183%	7/20/21	52,000	53,213
	Toyota Motor Credit Corp.	4.500%	6/17/20	8,600	8,685
9	Toyota Motor Credit Corp.	1.000%	3/9/21	14,555	16,352
	Toyota Motor Credit Corp.	1.900%	4/8/21	3,610	3,624
	Toyota Motor Credit Corp.	2.750%	5/17/21	19,210	19,498
	Toyota Motor Credit Corp.	3.300%	1/12/22	7,100	7,321
	Toyota Motor Credit Corp.	2.700%	1/11/23	7,080	7,301
	Toyota Motor Credit Corp.	3.450%	9/20/23	97,255	103,161
10	Volkswagen Financial Services Australia Pty Ltd.	3.100%	4/17/23	8,050	5,597
7	Volkswagen Group of America Finance LLC	3.875%	11/13/20	51,933	52,727
7	Volkswagen Group of America Finance LLC	2.500%	9/24/21	28,800	29,079
7	Volkswagen Group of America Finance LLC	4.000%	11/12/21	88,063	91,263
7	Volkswagen Group of America Finance LLC	2.700%	9/26/22	65,420	66,471
	Walmart Inc.	2.550%	4/11/23	17,221	17,715
	Walmart Inc.	3.400%	6/26/23	14,045	14,869
	Consumer Noncyclical (10.4%)
	AbbVie Inc.	2.300%	5/14/21	85,507	86,043
	AbbVie Inc.	3.375%	11/14/21	24,071	24,751
7	AbbVie Inc.	2.150%	11/19/21	93,000	93,529
	AbbVie Inc.	2.900%	11/6/22	90,170	92,616
	AbbVie Inc.	3.200%	11/6/22	71,665	74,184
7	AbbVie Inc.	2.300%	11/21/22	272,000	275,101
	AbbVie Inc.	2.850%	5/14/23	2,900	2,986
	AbbVie Inc.	3.750%	11/14/23	24,275	25,832
7	AbbVie Inc.	2.600%	11/21/24	158,300	161,648
	Actavis Inc.	3.250%	10/1/22	11,900	12,284
	Allergan Funding SCS	3.450%	3/15/22	52,900	54,424
	Allergan Funding SCS	3.850%	6/15/24	56,807	60,528
	Allergan Inc.	2.800%	3/15/23	8,647	8,789
7	Allergan Sales LLC	5.000%	12/15/21	29,690	31,159
	Altria Group Inc.	3.490%	2/14/22	145,750	150,426
	Altria Group Inc.	2.850%	8/9/22	24,480	25,051
	AmerisourceBergen Corp.	3.500%	11/15/21	7,200	7,392
	Amgen Inc.	2.700%	5/1/22	15,340	15,629
	Amgen Inc.	2.650%	5/11/22	30,800	31,337
	Amgen Inc.	3.625%	5/15/22	7,200	7,465
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	38,538	40,241
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	4,367	4,463
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	89,996	99,273
7	Aramark Services Inc.	5.000%	2/1/28	1,100	1,148
	AstraZeneca plc	3.500%	8/17/23	9,645	10,163
	BAT Capital Corp.	2.764%	8/15/22	144,300	147,187
	BAT Capital Corp.	3.222%	8/15/24	33,700	35,017
9	BAT International Finance plc	4.875%	2/24/21	13,350	15,580
11	BAT International Finance plc	1.750%	7/5/21	14,538	19,363
7	BAT International Finance plc	3.250%	6/7/22	22,365	22,988
7	Bausch Health Cos Inc.	6.500%	3/15/22	2,762	2,821
7	Bausch Health Cos. Inc.	7.000%	3/15/24	7,280	7,562
7	Bausch Health Cos. Inc.	7.000%	1/15/28	1,100	1,193

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
7	Bausch Health Cos. Inc.	5.000%	1/30/28	1,330	1,343
7	Bausch Health Cos. Inc.	5.250%	1/30/30	895	911
	Baxalta Inc.	3.600%	6/23/22	1,984	2,046
	Baxter International Inc.	1.700%	8/15/21	21,900	21,914
	Becton Dickinson & Co.	3.125%	11/8/21	34,675	35,431
	Becton Dickinson & Co.	2.894%	6/6/22	12,725	13,014
	Becton Dickinson & Co.	3.363%	6/6/24	50,638	53,354
9	Becton Dickinson Euro Finance Sarl	0.174%	6/4/21	65,491	72,865
	Biogen Inc.	3.625%	9/15/22	36,347	38,024
	Boston Scientific Corp.	3.450%	3/1/24	24,165	25,553
7	Bristol-Myers Squibb Co.	2.550%	5/14/21	111,475	112,727
7	Bristol-Myers Squibb Co.	2.250%	8/15/21	8,234	8,273
7	Bristol-Myers Squibb Co.	2.600%	5/16/22	186,865	190,709
7	Bristol-Myers Squibb Co.	3.250%	8/15/22	61,772	63,722
7	Bristol-Myers Squibb Co.	3.550%	8/15/22	37,096	38,794
7	Bristol-Myers Squibb Co.	2.750%	2/15/23	48,084	49,351
7	Bristol-Myers Squibb Co.	3.250%	2/20/23	19,050	19,784
7	Bristol-Myers Squibb Co.	3.625%	5/15/24	17,067	18,204
	Campbell Soup Co.	3.650%	3/15/23	40,207	42,207
	Cigna Corp.	3.400%	9/17/21	20,000	20,491
7	Cigna Corp.	4.750%	11/15/21	32,200	33,810
7	Cigna Corp.	3.900%	2/15/22	28,500	29,523
7	Cigna Corp.	3.050%	11/30/22	38,085	39,041
7	Cigna Corp.	3.000%	7/15/23	53,400	55,099
	Cigna Corp.	3.750%	7/15/23	70,287	74,130
7	Cigna Corp.	3.500%	6/15/24	33,000	34,824
9	Coca-Cola Co.	0.125%	9/22/22	9,700	10,853
9	Coca-Cola Co.	1.125%	9/22/22	30,100	34,561
	Coca-Cola Co.	1.750%	9/6/24	6,200	6,254
	CommonSpirit Health	4.200%	8/1/23	1,900	2,016
	CommonSpirit Health	2.760%	10/1/24	31,845	32,706
	Conagra Brands Inc.	4.950%	8/15/20	2,679	2,717
	Conagra Brands Inc.	4.300%	5/1/24	16,876	18,410
	Constellation Brands Inc.	2.650%	11/7/22	14,800	15,122
	Constellation Brands Inc.	4.250%	5/1/23	75,604	81,086
	Covidien International Finance SA	3.200%	6/15/22	13,200	13,606
	CVS Health Corp.	3.350%	3/9/21	138,065	140,380
	CVS Health Corp.	2.125%	6/1/21	41,153	41,339
	CVS Health Corp.	3.500%	7/20/22	27,981	28,989
	CVS Health Corp.	2.750%	12/1/22	44,825	45,745
	CVS Health Corp.	3.700%	3/9/23	309,400	324,443
	CVS Health Corp.	4.000%	12/5/23	53,500	57,042
	CVS Health Corp.	2.625%	8/15/24	43,300	44,318
	DaVita Inc.	5.000%	5/1/25	400	409
	DH Europe Finance II Sarl	2.050%	11/15/22	72,600	73,119
	DH Europe Finance II Sarl	2.200%	11/15/24	36,300	36,884
9	DH Europe Finance SA	1.700%	1/4/22	9,000	10,343
9	Diageo Finance plc	0.250%	10/22/21	34,045	38,028
	Encompass Health Corp.	4.500%	2/1/28	700	722
	Estee Lauder Cos. Inc.	2.000%	12/1/24	19,500	19,791
	Express Scripts Holding Co.	2.600%	11/30/20	11,093	11,154
10	FBG Finance Pty Ltd.	3.750%	8/7/20	18,740	12,690
	General Mills Inc.	2.600%	10/12/22	19,400	19,805
	Gilead Sciences Inc.	3.250%	9/1/22	22,061	22,894
	Gilead Sciences Inc.	2.500%	9/1/23	17,875	18,298
	Gilead Sciences Inc.	3.700%	4/1/24	19,058	20,369
	GlaxoSmithKline Capital plc	2.875%	6/1/22	239,600	245,985
7	Grupo Bimbo SAB de CV	4.500%	1/25/22	11,180	11,688
	Grupo Bimbo SAB de CV	4.500%	1/25/22	8,508	8,898
	HCA Inc.	5.000%	3/15/24	86,830	95,730
	HCA Inc.	5.375%	2/1/25	5,023	5,613
	HCA Inc.	5.625%	9/1/28	1,115	1,292
7	Hill-Rom Holdings Inc.	4.375%	9/15/27	700	717
7	Hologic Inc.	4.375%	10/15/25	12,135	12,378

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Kellogg Co.	3.125%	5/17/22	8,900	9,152
	Keurig Dr Pepper Inc.	3.551%	5/25/21	150,087	153,572
	Keurig Dr Pepper Inc.	4.057%	5/25/23	82,400	87,931
	Keurig Dr Pepper Inc.	3.130%	12/15/23	15,700	16,361
7	Kraft Heinz Foods Co.	4.875%	2/15/25	55,805	57,258
	Kroger Co.	2.600%	2/1/21	39,050	39,299
	Kroger Co.	2.950%	11/1/21	59,000	59,864
	Kroger Co.	3.400%	4/15/22	2,900	2,992
	Kroger Co.	2.800%	8/1/22	39,500	40,431
	Kroger Co.	3.850%	8/1/23	7,800	8,298
	Kroger Co.	4.000%	2/1/24	13,700	14,719
	Laboratory Corp. of America Holdings	3.750%	8/23/22	55,765	58,199
	Laboratory Corp. of America Holdings	3.250%	9/1/24	7,780	8,171
7	Lamb Weston Holdings Inc.	4.625%	11/1/24	4,853	5,096
7	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,924	2,035
	McCormick & Co. Inc.	2.700%	8/15/22	4,900	5,005
	McCormick & Co. Inc.	3.150%	8/15/24	10,250	10,766
	McKesson Corp.	2.700%	12/15/22	70,452	71,881
	McKesson Corp.	2.850%	3/15/23	24,315	24,910
	McKesson Corp.	3.796%	3/15/24	34,500	36,737
9	Medtronic Global Holdings SCA	0.000%	3/7/21	106,700	118,601
9	Merck & Co. Inc.	1.125%	10/15/21	29,110	32,931
7	Mondelez International Holdings Netherlands BV	2.250%	9/19/24	16,180	16,386
7	Mylan Inc.	3.125%	1/15/23	27,015	27,715
	Mylan NV	3.150%	6/15/21	38,500	39,103
9	Mylan NV	2.250%	11/22/24	7,080	8,469
	Novartis Capital Corp.	2.400%	9/21/22	6,400	6,542
7	Performance Food Group Inc.	5.500%	6/1/24	3,091	3,153
7	Performance Food Group Inc.	5.500%	10/15/27	1,500	1,579
7	Pernod Ricard SA	5.750%	4/7/21	23,150	24,203
7	Pernod Ricard SA	4.450%	1/15/22	11,785	12,367
7	Pernod Ricard SA	4.250%	7/15/22	18,900	19,955
	Perrigo Finance Unlimited Co.	3.500%	12/15/21	338	343
	Philip Morris International Inc.	2.500%	8/22/22	19,354	19,696
	Philip Morris International Inc.	2.500%	11/2/22	22,005	22,451
	Philip Morris International Inc.	2.625%	3/6/23	7,200	7,370
	Philip Morris International Inc.	2.125%	5/10/23	10,600	10,724
7	Post Holdings Inc.	5.750%	3/1/27	700	738
	Quest Diagnostics Inc.	4.700%	4/1/21	3,900	4,030
7	Reckitt Benckiser Treasury Services plc	2.375%	6/24/22	176,448	178,590
7	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	102,610	106,096
	Reynolds American Inc.	4.000%	6/12/22	41,809	43,771
	Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	255,895	257,942
	Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	77,255	79,460
	SSM Health Care Corp.	3.688%	6/1/23	21,250	22,457
	Takeda Pharmaceutical Co. Ltd.	4.000%	11/26/21	174,970	181,454
7	Takeda Pharmaceutical Co. Ltd.	2.450%	1/18/22	21,450	21,624
	Takeda Pharmaceutical Co. Ltd.	4.400%	11/26/23	30,250	32,843
7	Tenet Healthcare Corp.	4.625%	9/1/24	1,545	1,595
7	Tenet Healthcare Corp.	4.875%	1/1/26	5,375	5,590
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	27,000	28,013
	Tyson Foods Inc.	4.500%	6/15/22	22,599	23,854
	Tyson Foods Inc.	3.900%	9/28/23	20,328	21,811
	Tyson Foods Inc.	3.950%	8/15/24	49,100	53,155
	Unilever Capital Corp.	2.600%	5/5/24	47,665	49,335
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	67,533	67,576
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	11,000	11,287
	Zoetis Inc.	3.250%	2/1/23	12,095	12,568
	Energy (6.8%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	63,714	65,264
	BP Capital Markets America Inc.	3.245%	5/6/22	40,695	42,149
	BP Capital Markets America Inc.	2.520%	9/19/22	26,125	26,653

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets America Inc.	2.750%	5/10/23	65,915	67,909
	BP Capital Markets America Inc.	3.216%	11/28/23	49,625	52,100
	BP Capital Markets America Inc.	3.790%	2/6/24	59,166	63,418
	BP Capital Markets America Inc.	3.224%	4/14/24	21,134	22,262
	BP Capital Markets plc	3.062%	3/17/22	10	10
	BP Capital Markets plc	2.500%	11/6/22	23,356	23,859
	Buckeye Partners LP	4.150%	7/1/23	3,230	3,270
	Buckeye Partners LP	3.950%	12/1/26	600	596
	Canadian Natural Resources Ltd.	2.950%	1/15/23	78,444	80,580
	Canadian Natural Resources Ltd.	3.800%	4/15/24	18,607	19,801
	Cenovus Energy Inc.	3.000%	8/15/22	24,556	25,070
	Cenovus Energy Inc.	3.800%	9/15/23	11,711	12,254
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	90,329	104,669
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	53,083	60,116
	Cimarex Energy Co.	4.375%	6/1/24	9,705	10,283
	Concho Resources Inc.	4.375%	1/15/25	47,626	49,174
	ConocoPhillips Co.	2.400%	12/15/22	23,248	23,699
	Continental Resources Inc.	5.000%	9/15/22	39,429	39,539
	Continental Resources Inc.	4.500%	4/15/23	6,053	6,380
	Continental Resources Inc.	3.800%	6/1/24	22,180	23,067
	Diamondback Energy Inc.	2.875%	12/1/24	48,520	49,278
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	12,700	13,326
	Enbridge Energy Partners LP	5.875%	10/15/25	10,441	12,385
	Enbridge Inc.	4.000%	10/1/23	29,100	30,973
	Enbridge Inc.	2.500%	1/15/25	25,250	25,705
	Energy Transfer Operating LP	4.150%	10/1/20	55,199	56,028
	Energy Transfer Operating LP	4.650%	6/1/21	35,235	36,192
	Energy Transfer Operating LP	5.200%	2/1/22	41,782	43,937
	Energy Transfer Operating LP	3.600%	2/1/23	2,416	2,500
	Energy Transfer Operating LP	4.250%	3/15/23	29,457	30,999
	Energy Transfer Operating LP	4.200%	9/15/23	41,940	44,524
	Energy Transfer Operating LP	5.875%	1/15/24	20,842	23,253
	Energy Transfer Operating LP	4.900%	2/1/24	36,674	39,719
	Energy Transfer Operating LP	4.500%	4/15/24	37,544	40,367
7	Eni SPA	4.000%	9/12/23	77,305	82,407
	Enterprise Products Operating LLC	3.500%	2/1/22	64,671	66,812
	Enterprise Products Operating LLC	3.900%	2/15/24	28,502	30,519
	EQT Corp.	2.500%	10/1/20	29,300	29,462
	EQT Corp.	4.875%	11/15/21	1,995	2,059
	EQT Corp.	3.000%	10/1/22	24,266	23,405
	Exxon Mobil Corp.	2.019%	8/16/24	58,205	59,146
	Husky Energy Inc.	3.950%	4/15/22	1,410	1,461
	Husky Energy Inc.	4.000%	4/15/24	3,255	3,465
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	4,855	5,063
	Kinder Morgan Energy Partners LP	5.000%	10/1/21	12,597	13,156
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	3,695	3,858
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	77,198	80,678
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	32,549	33,779
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,068	10,555
	Kinder Morgan Energy Partners LP	4.300%	5/1/24	15,709	16,958
	Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,145	5,574
7	Kinder Morgan Inc.	5.000%	2/15/21	28,289	29,123
	Kinder Morgan Inc.	3.150%	1/15/23	75,891	78,370
7	Kinder Morgan Inc.	5.625%	11/15/23	20,795	23,191
	Marathon Oil Corp.	2.800%	11/1/22	82,425	84,055
	Marathon Petroleum Corp.	3.400%	12/15/20	24,525	24,811
	Marathon Petroleum Corp.	5.125%	3/1/21	28,926	29,936
	Marathon Petroleum Corp.	4.750%	12/15/23	45,572	49,734
	Marathon Petroleum Corp.	3.625%	9/15/24	15,520	16,455
7	MEG Energy Corp.	6.500%	1/15/25	2,953	3,082
7	MEG Energy Corp.	7.125%	2/1/27	1,782	1,759
7	Midwest Connector Capital Co. LLC	3.625%	4/1/22	54,208	55,919
7	Midwest Connector Capital Co. LLC	3.900%	4/1/24	39,743	42,160
7	MPLX LP	3.500%	12/1/22	36,640	38,041

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	MPLX LP	3.375%	3/15/23	19,965	20,754
	MPLX LP	4.500%	7/15/23	2,230	2,394
	MPLX LP	4.875%	12/1/24	29,939	32,930
	Newfield Exploration Co.	5.750%	1/30/22	43,735	46,468
	Newfield Exploration Co.	5.625%	7/1/24	28,156	31,042
	Noble Energy Inc.	3.900%	11/15/24	19,400	20,548
	Occidental Petroleum Corp.	4.850%	3/15/21	9,825	10,115
	Occidental Petroleum Corp.	2.600%	8/13/21	72,280	72,987
	Occidental Petroleum Corp.	3.125%	2/15/22	40,116	40,950
	Occidental Petroleum Corp.	2.600%	4/15/22	2,470	2,494
	Occidental Petroleum Corp.	2.700%	8/15/22	148,054	150,248
	Occidental Petroleum Corp.	2.900%	8/15/24	33,950	34,666
	ONEOK Inc.	2.750%	9/1/24	30,830	31,503
	ONEOK Partners LP	3.375%	10/1/22	4,801	4,951
	ONEOK Partners LP	5.000%	9/15/23	19,758	21,576
	Ovintiv Inc.	3.900%	11/15/21	4,860	4,982
7	Parsley Energy LLC / Parsley Finance Corp.	6.250%	6/1/24	2,910	3,019
7	Parsley Energy LLC / Parsley Finance Corp.	5.375%	1/15/25	1,900	1,957
	Phillips 66	4.300%	4/1/22	51,498	54,149
	Pioneer Natural Resources Co.	3.950%	7/15/22	1,124	1,171
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	20,908	21,357
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	29,874	30,572
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	10,132	10,625
	Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	11,437	12,546
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.875%	3/1/22	83,408	88,784
	Regency Energy Partners LP / Regency Energy Finance Corp.	5.000%	10/1/22	85,463	90,762
	Regency Energy Partners LP / Regency Energy Finance Corp.	4.500%	11/1/23	51,308	54,707
	Sabine Pass Liquefaction LLC	5.625%	2/1/21	66,695	68,362
	Sabine Pass Liquefaction LLC	6.250%	3/15/22	48,538	52,130
	Sabine Pass Liquefaction LLC	5.625%	4/15/23	84,179	92,008
	Sabine Pass Liquefaction LLC	5.750%	5/15/24	48,939	54,934
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	46,197	52,387
	Shell International Finance BV	1.875%	5/10/21	19,655	19,727
	Shell International Finance BV	2.250%	1/6/23	43,472	44,334
	Shell International Finance BV	3.400%	8/12/23	3,880	4,106
	Shell International Finance BV	2.000%	11/7/24	126,105	127,121
	SM Energy Co.	6.125%	11/15/22	700	691
	SM Energy Co.	5.000%	1/15/24	427	388
	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.	4.400%	6/15/21	6,395	6,570
	Spectra Energy Partners LP	3.500%	3/15/25	11,985	12,731
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	54,012	55,309
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	16,340	16,786
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	43,668	46,482
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.750%	3/15/24	2,910	3,005
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	1,100	1,199
	Total Capital Canada Ltd.	2.750%	7/15/23	44,059	45,529
	Total Capital International SA	2.875%	2/17/22	23,948	24,516
	Total Capital International SA	2.700%	1/25/23	9,385	9,670
	Total Capital International SA	2.434%	1/10/25	51,980	53,360
	Total Capital SA	4.250%	12/15/21	19,525	20,438
	TransCanada PipeLines Ltd.	2.500%	8/1/22	60,016	60,553
	TransCanada PipeLines Ltd.	3.750%	10/16/23	28,292	29,976
	Western Midstream Operating LP	5.375%	6/1/21	1,940	2,001
	Western Midstream Operating LP	4.000%	7/1/22	8,336	8,578
	Western Midstream Operating LP	3.100%	2/1/25	29,110	29,277
	Williams Cos. Inc.	5.250%	3/15/20	49,435	49,606
	Williams Cos. Inc.	4.125%	11/15/20	35,615	36,024
	Williams Cos. Inc.	7.875%	9/1/21	3,900	4,259

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Williams Cos. Inc.	4.000%	11/15/21	11,585	11,966
	Williams Cos. Inc.	3.600%	3/15/22	87,852	90,478
	Williams Cos. Inc.	3.350%	8/15/22	9,730	10,000
	Williams Cos. Inc.	3.700%	1/15/23	22,014	22,903
	Williams Cos. Inc.	4.300%	3/4/24	16,890	18,170
	Williams Cos. Inc.	4.550%	6/24/24	22,790	24,863
	Williams Cos. Inc.	3.900%	1/15/25	1,332	1,421
	WPX Energy Inc.	5.250%	10/15/27	665	693
	WPX Energy Inc.	4.500%	1/15/30	2,675	2,682
	Other Industrial (0.2%)
7	CK Hutchison International 17 II Ltd.	2.250%	9/29/20	95,155	95,297

	Technology (3.5%)
	Adobe Inc.	1.700%	2/1/23	15,615	15,695
	Apple Inc.	2.400%	1/13/23	9,900	10,148
	Apple Inc.	2.850%	2/23/23	9,900	10,274
	Apple Inc.	2.400%	5/3/23	32,245	33,060
	Apple Inc.	3.000%	2/9/24	23,205	24,343
	Apple Inc.	3.450%	5/6/24	31,296	33,615
	Apple Inc.	2.850%	5/11/24	99,570	104,103
	Apple Inc.	2.750%	1/13/25	24,430	25,579
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	11,720	11,754
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	71,959	73,244
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	39,050	39,648
7	Broadcom Inc.	3.125%	4/15/21	48,700	49,399
7	Broadcom Inc.	3.125%	10/15/22	67,000	68,667
	CDK Global Inc.	4.875%	6/1/27	400	421
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	1,100	1,137
7	CommScope Finance LLC	5.500%	3/1/24	3,160	3,255
7	Dell International LLC / EMC Corp.	4.420%	6/15/21	131,237	135,215
7	Dell International LLC / EMC Corp.	4.000%	7/15/24	9,725	10,357
	Equifax Inc.	2.600%	12/1/24	29,100	29,791
9	Fidelity National Information Services Inc.	0.125%	5/21/21	19,400	21,593
9	Fidelity National Information Services Inc.	0.125%	12/3/22	32,000	35,672
	Fiserv Inc.	2.750%	7/1/24	162,965	168,045
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	37,385	39,647
	International Business Machines Corp.	2.800%	5/13/21	21,300	21,625
9	International Business Machines Corp.	0.500%	9/7/21	14,550	16,314
	International Business Machines Corp.	2.500%	1/27/22	24,000	24,390
	International Business Machines Corp.	2.850%	5/13/22	215,910	221,573
	International Business Machines Corp.	1.875%	8/1/22	11,415	11,479
9	International Business Machines Corp.	0.375%	1/31/23	19,400	21,830
	International Business Machines Corp.	3.000%	5/15/24	48,555	50,943
	Marvell Technology Group Ltd.	4.200%	6/22/23	29,250	31,078
7	MSCI Inc.	5.250%	11/15/24	6,931	7,113
7	NXP BV / NXP Funding LLC	3.875%	9/1/22	100,536	105,063
7	NXP BV / NXP Funding LLC	4.625%	6/1/23	19,500	20,963
7	NXP BV / NXP Funding LLC	4.875%	3/1/24	46,625	51,229
	Oracle Corp.	2.500%	10/15/22	9,800	10,035
	Oracle Corp.	2.625%	2/15/23	55,752	57,321
	Oracle Corp.	3.625%	7/15/23	8,000	8,534
	Oracle Corp.	2.400%	9/15/23	140,318	143,792
	PayPal Holdings Inc.	2.200%	9/26/22	117,100	118,310
7	Qorvo Inc.	4.375%	10/15/29	2,400	2,496
	QUALCOMM Inc.	2.600%	1/30/23	107,050	109,483
7	SS&C Technologies Inc.	5.500%	9/30/27	800	846
	Total System Services Inc.	3.800%	4/1/21	49,370	50,335
	Tyco Electronics Group SA	4.875%	1/15/21	6,020	6,180
	Tyco Electronics Group SA	3.500%	2/3/22	33,540	34,569
	Tyco Electronics Group SA	3.450%	8/1/24	17,647	18,771
	Verisk Analytics Inc.	5.800%	5/1/21	12,428	12,999
	Verisk Analytics Inc.	4.125%	9/12/22	18,719	19,767
	VMware Inc.	2.300%	8/21/20	29,350	29,423

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	VMware Inc.	2.950%	8/21/22	48,630	49,799
	Western Digital Corp.	4.750%	2/15/26	1,100	1,172
	Transportation (1.6%)
7	Air Canada	7.750%	4/15/21	58,823	61,663
4,7	Air Canada 2013-1 Class B Pass Through Trust	5.375%	5/15/21	7,637	7,826
10	Aurizon Network Pty Ltd.	5.750%	10/28/20	23,510	16,217
10	Aurizon Network Pty Ltd.	4.000%	6/21/24	9,320	6,722
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	5,700	5,852
	Canadian National Railway Co.	2.850%	12/15/21	4,800	4,883
7	Cargo Aircraft Management Inc.	4.750%	2/1/28	890	901
4	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.048%	11/1/20	1,364	1,382
4	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	10/1/22	6,228	6,395
4	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	3,220	3,291
4	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	4,595	4,901
4	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	2,173	2,209
	CSX Corp.	3.400%	8/1/24	37,400	39,956
4	CSX Transportation Inc.	6.251%	1/15/23	2,104	2,310
4	Delta Air Lines 2007-1 Class B Pass Through Trust	8.021%	8/10/22	5,639	6,184
4	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,233	2,248
	Delta Air Lines Inc.	3.400%	4/19/21	109,105	110,823
	Delta Air Lines Inc.	3.800%	4/19/23	69,750	72,460
	Delta Air Lines Inc.	2.900%	10/28/24	19,405	19,626
7	ERAC USA Finance LLC	2.600%	12/1/21	7,215	7,302
7	ERAC USA Finance LLC	3.300%	10/15/22	34,000	35,275
7	ERAC USA Finance LLC	2.700%	11/1/23	21,000	21,579
	FedEx Corp.	3.400%	1/14/22	22,155	22,819
4,7	Heathrow Funding Ltd.	4.875%	7/15/23	44,470	46,163
9	International Consolidated Airlines Group SA	0.500%	7/4/23	6,300	6,966
	Norfolk Southern Corp.	3.250%	12/1/21	2,900	2,969
	Norfolk Southern Corp.	2.903%	2/15/23	5,235	5,401
7	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.200%	7/15/20	4,200	4,216
7	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.300%	4/1/21	34,000	34,549
10	Qantas Airways Ltd.	7.500%	6/11/21	41,500	29,980
10	Qantas Airways Ltd.	7.750%	5/19/22	30,360	23,068
	Ryder System Inc.	2.875%	6/1/22	43,650	44,639
	Ryder System Inc.	2.500%	9/1/22	14,200	14,387
	Ryder System Inc.	3.650%	3/18/24	72,895	77,486
	Southwest Airlines Co.	2.750%	11/16/22	29,000	29,606
4	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	2,829	3,007
4	Spirit Airlines Pass Through Trust 2017-1B	3.800%	2/15/26	17,519	17,851
4	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	14,314	15,255
	Union Pacific Corp.	3.200%	6/8/21	8,000	8,164
	Union Pacific Corp.	2.950%	3/1/22	78,305	80,395
	Union Pacific Corp.	4.163%	7/15/22	6,500	6,853
	Union Pacific Corp.	2.950%	1/15/23	22,500	23,296
	Union Pacific Corp.	3.500%	6/8/23	2,904	3,062
	Union Pacific Corp.	3.150%	3/1/24	48,560	51,063
	United Parcel Service Inc.	2.350%	5/16/22	8,000	8,124
	United Parcel Service Inc.	2.450%	10/1/22	28,300	28,894
4	US Airways 2001-1C Pass Through Trust	7.346%	9/20/23	5,408	5,811
10	WSO Finance Pty Ltd.	3.500%	7/14/23	9,950	7,035
					21,058,482
Utilities (4.3%)
	Electric (4.2%)
	AEP Texas Inc.	2.400%	10/1/22	22,670	22,934
	Ameren Corp.	2.500%	9/15/24	32,940	33,288
	Ameren Illinois Co.	2.700%	9/1/22	7,234	7,403
	Baltimore Gas & Electric Co.	3.500%	11/15/21	9,535	9,802
	Baltimore Gas & Electric Co.	2.800%	8/15/22	19,895	20,274
	Baltimore Gas & Electric Co.	3.350%	7/1/23	10,307	10,761
	Berkshire Hathaway Energy Co.	2.375%	1/15/21	26,020	26,188
	Berkshire Hathaway Energy Co.	2.800%	1/15/23	58,010	59,710

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	70,669	75,376
7	Calpine Corp.	4.500%	2/15/28	5,455	5,407
7	Calpine Corp.	5.125%	3/15/28	3,340	3,323
	CenterPoint Energy Inc.	3.600%	11/1/21	39,595	40,641
	CenterPoint Energy Inc.	2.500%	9/1/22	25,930	26,229
	CenterPoint Energy Inc.	3.850%	2/1/24	4,935	5,252
	Connecticut Light & Power Co.	2.500%	1/15/23	26,150	26,647
	Dominion Energy Inc.	2.750%	9/15/22	31,882	32,539
6,7	Dominion Energy Inc., 3M USD LIBOR + 0.400%	2.307%	12/1/20	195,160	195,408
	DTE Electric Co.	3.900%	6/1/21	14,230	14,580
	DTE Electric Co.	2.650%	6/15/22	970	987
	DTE Energy Co.	2.600%	6/15/22	38,240	38,538
	DTE Energy Co.	3.300%	6/15/22	32,818	33,730
	DTE Energy Co.	2.250%	11/1/22	80,850	81,473
	DTE Energy Co.	3.700%	8/1/23	67,545	71,121
	DTE Energy Co.	3.850%	12/1/23	4,247	4,504
	Duke Energy Corp.	3.227%	3/11/22	290,625	298,082
	Duke Energy Corp.	3.950%	10/15/23	13,291	14,215
	Duke Energy Corp.	3.750%	4/15/24	6,641	7,099
9	E.ON SE	0.000%	10/24/22	19,590	21,783
7	EDP Finance BV	5.250%	1/14/21	71,670	73,915
11	EDP Finance BV	8.625%	1/4/24	4,170	6,996
	Entergy Arkansas Inc.	3.750%	2/15/21	8,520	8,667
	Entergy Arkansas Inc.	3.050%	6/1/23	7,190	7,399
	Entergy Corp.	4.000%	7/15/22	41,151	43,010
	Entergy Louisiana LLC	4.800%	5/1/21	12,415	12,821
	Entergy Louisiana LLC	3.300%	12/1/22	6,710	6,958
	Entergy Louisiana LLC	4.050%	9/1/23	9,330	9,987
	Evergy Inc.	2.450%	9/15/24	48,500	49,255
	Exelon Corp.	2.450%	4/15/21	8,638	8,702
	Exelon Corp.	3.497%	6/1/22	9,089	9,365
	Exelon Generation Co. LLC	3.400%	3/15/22	7,500	7,709
	FirstEnergy Corp.	2.850%	7/15/22	97,098	98,833
	FirstEnergy Corp.	4.250%	3/15/23	71,576	75,999
7	FirstEnergy Transmission LLC	4.350%	1/15/25	21,743	23,697
	Georgia Power Co.	2.400%	4/1/21	50,514	50,832
9	innogy Finance BV	6.500%	8/10/21	12,600	15,387
	ITC Holdings Corp.	2.700%	11/15/22	29,250	29,771
	LG&E & KU Energy LLC	4.375%	10/1/21	9,505	9,815
	MidAmerican Energy Co.	3.700%	9/15/23	5,335	5,646
	National Rural Utilities Cooperative Finance Corp.	1.750%	1/21/22	44,165	44,286
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	8,997	9,258
	NextEra Energy Capital Holdings Inc.	2.900%	4/1/22	80,760	82,662
	NextEra Energy Capital Holdings Inc.	3.300%	8/15/22	280,890	290,581
	NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	5,820	5,969
	NRG Energy Inc.	7.250%	5/15/26	14,552	15,716
	NSTAR Electric Co.	3.500%	9/15/21	16,700	17,087
	NSTAR Electric Co.	2.375%	10/15/22	7,475	7,581
	NV Energy Inc.	6.250%	11/15/20	6,800	7,041
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,850	4,025
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	48,545	50,291
	PECO Energy Co.	3.150%	10/15/25	3,885	4,116
	PPL Capital Funding Inc.	4.200%	6/15/22	2,050	2,143
	PPL Capital Funding Inc.	3.500%	12/1/22	9,215	9,552
	Progress Energy Inc.	4.400%	1/15/21	58,514	59,552
	Progress Energy Inc.	3.150%	4/1/22	17,667	18,070
	Public Service Enterprise Group Inc.	2.875%	6/15/24	53,918	55,728
	Puget Energy Inc.	6.500%	12/15/20	15,190	15,783
	Puget Energy Inc.	6.000%	9/1/21	4,135	4,394
	Puget Energy Inc.	5.625%	7/15/22	47,334	50,898
	Southern Co.	2.350%	7/1/21	76,255	76,742
	Southwestern Electric Power Co.	3.550%	2/15/22	16,040	16,466
	Tampa Electric Co.	5.400%	5/15/21	12,630	13,223

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
6,10	Victoria Power Networks Finance Pty Ltd., 3M Australian Bank Bill Rate + 0.280%	1.167%	1/15/22	7,780	5,138
	Virginia Electric & Power Co.	3.450%	9/1/22	24,565	25,496
	Virginia Electric & Power Co.	2.750%	3/15/23	4,599	4,716
	Virginia Electric & Power Co.	3.450%	2/15/24	11,684	12,351
7	Vistra Operations Co. LLC	5.000%	7/31/27	700	721
	Natural Gas (0.1%)
7	Engie SA	2.875%	10/10/22	7,269	7,466
	Sempra Energy	2.400%	2/1/20	58,530	58,527
	Sempra Energy	2.400%	3/15/20	10,265	10,266
	Sempra Energy	2.900%	2/1/23	16,585	17,028
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	6,570	6,648
					2,751,579

Total Corporate Bonds (Cost $39,847,427)					40,664,760
Sovereign Bonds (4.8%)
7	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	4,600	5,315
	Arab Petroleum Investments Corp.	4.125%	9/18/23	19,318	20,597
	Arab Republic of Egypt	8.700%	3/1/49	2,600	2,998
9	Argentine Republic	3.875%	1/15/22	7,700	3,932
9	Argentine Republic	3.375%	1/15/23	6,610	3,279
7	Avi Funding Co. Ltd.	2.850%	9/16/20	11,075	11,133
	Avi Funding Co. Ltd.	2.850%	9/16/20	8,875	8,922
7	Banco del Estado de Chile	2.704%	1/9/25	8,050	8,208
7	Banque Ouest Africaine de Developpement	5.500%	5/6/21	6,500	6,753
7	Banque Ouest Africaine de Developpement	5.000%	7/27/27	17,455	18,897
7	Bermuda	4.138%	1/3/23	6,000	6,326
7	Bermuda	4.854%	2/6/24	2,861	3,143
7	BNG Bank NV	2.125%	12/14/20	36,883	37,013
7	BOC Aviation Ltd.	2.375%	9/15/21	29,210	29,224
	CCBL Cayman Corp. Ltd.	3.250%	7/28/20	19,500	19,586
7	CDP Financial Inc.	3.150%	7/24/24	24,580	26,087
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	7,000	7,402
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	6,100	6,108
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	17,163	18,265
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	31,319	33,937
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	18,465	20,389
	Corp. Andina de Fomento	2.200%	7/18/20	40,281	40,299
	Corp. Andina de Fomento	4.375%	6/15/22	17,129	18,036
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,523	4,743
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	11,950	12,530
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	12,155	12,698
7,13	Dexia Credit Local SA	2.500%	1/25/21	97,550	98,423
7,13	Dexia Credit Local SA	1.875%	9/15/21	9,765	9,810
7,13	Dexia Credit Local SA	2.375%	9/20/22	5,800	5,915
4	Dominican Republic	7.500%	5/6/21	3,413	3,533
	Dominican Republic	6.600%	1/28/24	4,125	4,594
7	Dominican Republic	5.875%	1/30/60	16,503	16,503
7	Electricite de France SA	4.500%	9/21/28	16,050	18,334
7	Emirate of Abu Dhabi	2.125%	9/30/24	189,450	190,581
	Empresa Nacional del Petroleo	4.750%	12/6/21	7,877	8,201
	Empresa Nacional del Petroleo	4.375%	10/30/24	9,675	10,314
	Empresa Nacional del Petroleo	3.750%	8/5/26	8,245	8,579
4	Empresa Nacional del Petroleo	5.250%	11/6/29	7,686	8,727
	Equinor ASA	2.900%	11/8/20	10,000	10,090
	Equinor ASA	3.150%	1/23/22	2,000	2,060
	Export-Import Bank of India	2.750%	4/1/20	3,870	3,874
	Export-Import Bank of India	2.750%	8/12/20	5,317	5,332
	Export-Import Bank of Korea	5.125%	6/29/20	20,000	20,250
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,043
	Export-Import Bank of Korea	2.750%	1/25/22	2,500	2,549
4	Federative Republic of Brazil	4.625%	1/13/28	23,300	25,732
	Fondo MIVIVIENDA SA	3.500%	1/31/23	19,370	19,956

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	7,730	8,384
	Harvest Operations Corp.	3.000%	9/21/22	2,875	2,954
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	5,400	5,406
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	22,740	22,760
7	Indonesia Asahan Aluminium Persero PT	5.230%	11/15/21	11,990	12,560
	Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	7,050	7,093
6	Industrial & Commercial Bank of China Ltd., 3M USD LIBOR + 0.750%	2.654%	11/8/20	20,000	20,003
6,14	Japan Bank for International Cooperation, 3M USD LIBOR + 0.390%	2.209%	7/21/20	5,856	5,862
14	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	9,948
7	KazMunayGas National Co. JSC	6.375%	10/24/48	2,800	3,738
7	Kingdom of Saudi Arabia	2.375%	10/26/21	1,615	1,627
	Kingdom of Saudi Arabia	2.375%	10/26/21	71,255	71,847
	Korea Development Bank	4.625%	11/16/21	2,795	2,935
	Korea Development Bank	3.250%	2/19/24	12,205	12,895
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	11,764	12,092
	Korea Midland Power Co. Ltd.	2.500%	7/21/21	4,267	4,308
	Korea Midland Power Co. Ltd.	3.375%	1/22/22	27,758	28,541
7	Korea National Oil Corp.	2.875%	3/27/22	9,400	9,587
	Korea Western Power Co. Ltd.	2.375%	7/22/22	9,809	9,923
	KSA Sukuk Ltd.	2.894%	4/20/22	39,901	40,817
15	KSA Sukuk Ltd.	3.628%	4/20/27	27,375	29,550
	North American Development Bank	2.400%	10/26/22	2,700	2,734
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	54,524	55,967
7	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,000	6,552
	Pertamina Persero PT	4.875%	5/3/22	5,800	6,106
	Pertamina Persero PT	4.300%	5/20/23	5,550	5,866
	Perusahaan Listrik Negara PT	5.500%	11/22/21	7,067	7,479
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/21	7,275	7,387
	Perusahaan Penerbit SBSN Indonesia III	3.400%	3/29/22	21,339	21,872
	Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	3,800	3,907
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	12,911	13,960
	Petroleos Mexicanos	6.875%	8/4/26	41,398	46,757
7	Petroleos Mexicanos	6.490%	1/23/27	28,804	31,297
	Petroleos Mexicanos	6.500%	3/13/27	15,320	16,632
	Petronas Capital Ltd.	3.125%	3/18/22	12,520	12,804
	Petronas Global Sukuk Ltd.	2.707%	3/18/20	2,050	2,051
7	Province of Alberta	1.750%	8/26/20	149,451	149,503
	Province of Alberta	1.750%	8/26/20	1,300	1,301
	Province of Nova Scotia	8.250%	7/30/22	12,785	14,817
	Province of Ontario	4.400%	4/14/20	25,595	25,726
	Province of Ontario	1.875%	5/21/20	9,770	9,772
	Province of Quebec	2.750%	8/25/21	16,785	17,095
4,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	1,086	1,099
4	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	3,429	3,471
	Republic of Chile	3.875%	8/5/20	7,220	7,292
4	Republic of Colombia	2.625%	3/15/23	16,400	16,600
4	Republic of Colombia	4.500%	1/28/26	35,798	39,415
	Republic of Colombia	10.375%	1/28/33	2,501	4,072
	Republic of Croatia	6.625%	7/14/20	21,885	22,308
	Republic of Croatia	6.375%	3/24/21	37,143	38,960
	Republic of Guatemala	5.750%	6/6/22	3,000	3,195
	Republic of Honduras	8.750%	12/16/20	40,322	42,366
	Republic of Hungary	6.375%	3/29/21	109,502	115,400
	Republic of Hungary	5.375%	2/21/23	43,870	48,257
	Republic of Hungary	5.750%	11/22/23	24,989	28,425
7	Republic of Indonesia	3.700%	1/8/22	10,072	10,374
	Republic of Indonesia	3.750%	4/25/22	45,545	47,113
	Republic of Indonesia	5.875%	1/15/24	28,940	32,891
9	Republic of Italy	3.850%	9/1/49	3,960	6,257
	Republic of Lithuania	7.375%	2/11/20	144,433	144,610
	Republic of Lithuania	6.125%	3/9/21	54,670	57,212
7	Republic of Lithuania	6.125%	3/9/21	8,205	8,575

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of Lithuania	6.625%	2/1/22	29,120	31,861
4	Republic of Panama	4.000%	9/22/24	5,925	6,392
	Republic of Panama	7.125%	1/29/26	8,942	11,289
	Republic of Paraguay	4.625%	1/25/23	4,425	4,686
	Republic of Poland	5.125%	4/21/21	22,315	23,208
	Republic of Poland	5.000%	3/23/22	46,710	49,878
	Republic of Romania	6.750%	2/7/22	2,672	2,916
	Republic of Romania	4.375%	8/22/23	8,750	9,419
9	Republic of Romania	2.000%	12/8/26	53,426	64,013
7,9	Republic of Romania	2.000%	1/28/32	48,540	55,348
	Republic of Serbia	7.250%	9/28/21	27,155	29,473
	Republic of Slovenia	5.500%	10/26/22	11,740	12,868
	Republic of Slovenia	5.850%	5/10/23	2,100	2,361
7	Republic of Slovenia	5.250%	2/18/24	8,600	9,715
	Republic of South Africa	5.500%	3/9/20	2,400	2,406
	Republic of South Africa	5.875%	9/16/25	18,305	20,214
9	Republic of the Philippines	0.000%	2/3/23	39,801	43,975
6,10	SGSP Australia Assets Pty Ltd., 3M Australian Bank Bill Rate + 1.600%	2.520%	3/25/20	5,700	3,821
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	21,800	23,545
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	30,630	33,024
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	4,800	4,808
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	10,000	10,494
7	Sinopec Group Overseas Development 2017 Ltd.	2.375%	4/12/20	35,215	35,215
	Sinopec Group Overseas Development 2017 Ltd.	2.500%	9/13/22	5,252	5,304
7	Slovak Republic	4.375%	5/21/22	5,500	5,804
	Slovak Republic	4.375%	5/21/22	3,000	3,171
6	State Bank of India, 3M USD LIBOR + 0.950%	2.850%	4/6/20	42,900	42,927
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	8,654	9,368
	State Grid Overseas Investment 2016 Ltd.	2.250%	5/4/20	2,800	2,802
	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	14,500	14,734
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	10,775	11,303
	State of Israel	3.150%	6/30/23	26,725	27,974
9	State of Israel	2.875%	1/29/24	2,710	3,350
9	State of Israel	1.500%	1/18/27	3,838	4,646
9	State of Israel	1.500%	1/16/29	15,190	18,428
	State of Kuwait	2.750%	3/20/22	42,489	43,274
	State of Qatar	4.500%	1/20/22	14,555	15,275
	State of Qatar	3.375%	3/14/24	16,550	17,460
7	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	5,092
	United Mexican States	4.125%	1/21/26	12,315	13,424
9	United Mexican States	1.625%	4/8/26	19,508	22,627
Total Sovereign Bonds (Cost $3,020,966)					3,079,419
Taxable Municipal Bonds (0.1%)
16	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	24,945	32,408
Total Taxable Municipal Bonds (Cost $31,891)					32,408

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Shares	Market Value ($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[17]	Vanguard Market Liquidity Fund (Cost $158,244)	1.730%	1,582,252	158,257

	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	1,514	$130.00	196,820	166

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
1-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.608% Semiannually	MSCS	3/4/20	1.608%	923,120	1,077
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	92,111	824
					1,901
Put Swaptions
1-Year Interest Rate Swap, Receives 3M LIBOR Quarterly, Pays 1.608% Semiannually	MSCS	3/4/20	1.608%	923,120	108
2-Year Interest Rate Swap, Receives 3M LIBOR Quarterly, Pays 1.538% Semiannually	BNPSW	4/29/20	1.538%	460,393	329
5-Year CDX-NA-HY-S33-V2, Credit Protection Sold, Receives 5.000% Quarterly	BNPSW	3/18/20	1.060%	60,855	235
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	183,272	59
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	121,731	158
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	122,178	104
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	183,272	238
					1,231

Vanguard® Short-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

Total Options Purchased (Cost $4,112)	3,298
Total Investments (99.8%) (Cost $61,741,267)	63,092,322
Other Assets and Liabilities—Net (0.2%)	128,358
Net Assets (100%)	63,220,680

§	Security value determined using significant unobservable inputs.
1	Securities with a value of $54,084,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $2,781,000 have been segregated as collateral for open forward currency contracts and open over-the-counter swap contracts.
3	Securities with a value of $39,733,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $11,590,543,000, representing 18.3% of net assets.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
9	Face amount denominated in euro.
10	Face amount denominated in Australian dollars.
11	Face amount denominated in British pounds.
12	Non-income-producing security—security in default.
13	Guaranteed by multiple countries.
14	Guaranteed by the Government of Japan.
15	Guaranteed by the Kingdom of Saudi Arabia.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CMT—Constant Maturing Treasury Rate.
LIBOR—London Interbank Offered Rate.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
REMICS—Real Estate Mortgage Investment Conduits.

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (7.6%)
U.S. Government Securities (5.3%)
	United States Treasury Note/Bond	1.500%	10/31/24	250,000	252,030
1	United States Treasury Note/Bond	1.500%	11/30/24	350,000	353,006
	United States Treasury Note/Bond	2.875%	4/30/25	200,000	215,438
	United States Treasury Note/Bond	2.875%	5/31/25	135,000	145,568
1	United States Treasury Note/Bond	1.875%	6/30/26	200,000	205,750
	United States Treasury Note/Bond	1.625%	10/31/26	50,000	50,664
2,3,4	United States Treasury Note/Bond	2.875%	5/15/28	140,000	155,357
	United States Treasury Note/Bond	1.625%	8/15/29	175,000	176,858
	United States Treasury Note/Bond	1.750%	11/15/29	200,000	204,344
					1,759,015
Agency Notes (0.0%)
5,6	Fanniemae Strip 405-1	0.000%	10/25/40	7,608	6,871

Conventional Mortgage-Backed Securities (1.5%)
5,6	Fannie Mae Pool	3.000%	10/1/49–1/1/50	301,526	306,174
5,6	Fannie Mae Pool	3.500%	11/1/42–1/1/50	7,135	9,891
5,6	Fannie Mae Pool	4.000%	9/1/45–3/1/50	44,036	47,729
5,6	Fannie Mae Pool	5.000%	9/1/48–9/1/49	72,826	79,969
5	Ginnie Mae II Pool	3.000%	9/20/49–2/1/50	55,112	55,802
5	Ginnie Mae II Pool	5.000%	12/20/48–3/1/50	731	1,272
					500,837
Nonconventional Mortgage-Backed Securities (0.8%)
5,6	Fannie Mae REMICS	1.750%	3/25/46	82,530	81,706
5,6	Fannie Mae REMICS	2.500%	9/25/49	25,600	26,304
5,6,7	Freddie Mac Non Gold Pool, 12M USD LIBOR + 1.893%	4.143%	9/1/32	118	121
5,6,7	Freddie Mac Non Gold Pool, 1Y CMT + 2.250%	4.291%	8/1/32	182	188
5,6	Freddie Mac REMICS	4.000%	5/15/48–7/15/48	98,533	107,017
5	Ginnie Mae REMICS	3.000%	11/20/45–8/20/46	20,243	21,525
5	Ginnie Mae REMICS	3.500%	6/20/48–5/20/49	30,434	32,509
					269,370
Total U.S. Government and Agency Obligations (Cost $2,483,549)					2,536,093
Asset-Backed/Commercial Mortgage-Backed Securities (17.9%)
5	Ally Auto Receivables Trust 2018-1	2.530%	2/15/23	5,050	5,098
5	Ally Auto Receivables Trust 2019-1	3.020%	4/15/24	3,030	3,121
5	Ally Master Owner Trust Series 2018-2	3.290%	5/15/23	13,200	13,462
5	Ally Master Owner Trust Series 2018-2	3.300%	7/17/23	17,850	18,240
5	American Express Credit Account Master Trust 2019-1	2.870%	10/15/24	12,620	12,970
5,8	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	3,827	4,068
5,8	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,127
5,8	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	6,443	6,729
5,8	American Homes 4 Rent 2015-SFR1	3.467%	4/17/52	5,014	5,248
5,8	American Homes 4 Rent 2015-SFR2	3.732%	10/17/52	2,711	2,870
5,8	American Homes 4 Rent 2015-SFR2	4.295%	10/17/52	1,070	1,154
5,8	Americold 2010 LLC Trust Series 2010-ARTA	4.954%	1/14/29	6,402	6,591
5,8	Americold 2010 LLC Trust Series 2010-ARTA	6.811%	1/14/29	3,540	3,701
5	AmeriCredit Automobile Receivables Trust 2016-2	3.650%	5/9/22	3,280	3,316
5	AmeriCredit Automobile Receivables Trust 2016-3	2.710%	9/8/22	3,390	3,413
5	AmeriCredit Automobile Receivables Trust 2018-2	4.010%	7/18/24	9,460	9,830
5	AmeriCredit Automobile Receivables Trust 2019-1	3.620%	3/18/25	7,240	7,490
5,8	AOA Mortgage Trust 2015-1177	2.957%	12/13/29	1,330	1,344
5,8	Applebee's Funding LLC / IHOP Funding LLC 2019-1	4.194%	6/7/49	2,260	2,318
5,8	ARL Second LLC 2014-1A	2.920%	6/15/44	3,855	3,877
5,8	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	1,482	1,507
5,8	Aventura Mall Trust 2018-AVM	4.249%	7/5/40	36,180	41,513
5,8	Avis Budget Rental Car Funding AESOP LLC 2015-2A	2.630%	12/20/21	15,725	15,783
5,8	Avis Budget Rental Car Funding AESOP LLC 2016-1A	2.990%	6/20/22	1,540	1,560
5,8	Avis Budget Rental Car Funding AESOP LLC 2017-1A	3.070%	9/20/23	4,220	4,340
5,8	Avis Budget Rental Car Funding AESOP LLC 2019-1A	3.450%	3/20/23	6,790	6,998

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,8	BAMLL Commercial Mortgage Securities Trust 2012-PARK	2.959%	12/10/30	4,975	5,144
5,8	BAMLL Commercial Mortgage Securities Trust 2019-BPR	3.112%	11/5/32	23,000	23,909
5,8	BAMLL Commercial Mortgage Securities Trust 2019-BPR	3.287%	11/5/32	5,700	5,931
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.429%	9/15/48	3,350	3,509
5	Banc of America Commercial Mortgage Trust 2015-UBS7	3.705%	9/15/48	3,916	4,250
5	Banc of America Commercial Mortgage Trust 2015-UBS7	4.506%	9/15/48	360	384
5	Banc of America Commercial Mortgage Trust 2017-BNK3	3.574%	2/15/50	1,540	1,690
5	BANK 2017 - BNK4	3.625%	5/15/50	1,661	1,830
5	BANK 2017 - BNK5	3.390%	6/15/60	3,620	3,936
5	BANK 2017 - BNK6	3.254%	7/15/60	14,120	15,093
5	BANK 2017 - BNK6	3.518%	7/15/60	5,760	6,313
5	BANK 2017 - BNK6	3.741%	7/15/60	1,310	1,434
5	BANK 2017 - BNK7	3.175%	9/15/60	9,550	10,158
5	BANK 2017 - BNK7	3.435%	9/15/60	5,490	5,990
5	BANK 2017 - BNK8	3.488%	11/15/50	11,570	12,664
5	BANK 2017 - BNK9	3.538%	11/15/54	8,940	9,817
5	BANK 2018 - BN10	3.641%	2/15/61	4,430	4,811
5	BANK 2018 - BN10	3.688%	2/15/61	6,360	7,049
5	BANK 2018 - BN12	4.255%	5/15/61	3,960	4,567
5	BANK 2018 - BN13	4.217%	8/15/61	2,160	2,491
5	BANK 2018 - BN14	4.185%	9/15/60	2,205	2,474
5	BANK 2018 - BN14	4.231%	9/15/60	4,985	5,763
5	BANK 2018 - BN15	4.407%	11/15/61	10,327	12,109
5	BANK 2019 - BN17	3.623%	4/15/52	1,437	1,581
5	BANK 2019 - BN17	3.714%	4/15/52	10,104	11,349
5	BANK 2019 - BN18	3.584%	5/15/62	6,590	7,339
5	BANK 2019 - BN19	3.183%	8/15/61	13,830	14,951
5	BANK 2019 - BN21	2.851%	10/17/52	16,340	17,214
5	BANK 2019 - BN23	2.846%	12/15/52	9,970	10,490
5	BANK 2019 - BN23	2.920%	12/15/52	62,320	66,057
5	BANK 2019 - BNK20	3.011%	9/15/61	13,060	13,936
5	BANK 2019 - BNK24	2.960%	11/15/62	40,000	42,545
§,5	BANK 2020 - BN25	2.649%	1/15/63	13,100	13,492
5	BBCMS Mortgage Trust 2019-C4	2.919%	8/15/52	9,635	10,185
5	BBCMS Mortgage Trust 2019-C5	3.063%	11/15/52	23,805	25,477
5	BBCMS Mortgage Trust 2020-C6	2.639%	2/15/53	9,600	9,888
5	Benchmark 2018-B1 Mortgage Trust	3.602%	1/15/51	2,910	3,145
5	Benchmark 2018-B1 Mortgage Trust	3.666%	1/15/51	6,570	7,275
5	Benchmark 2018-B1 Mortgage Trust	3.878%	1/15/51	2,350	2,599
5	Benchmark 2018-B1 Mortgage Trust	4.059%	1/15/51	6,320	6,947
5	Benchmark 2018-B1 Mortgage Trust	4.254%	1/15/51	9,810	10,510
5	Benchmark 2018-B2 Mortgage Trust	3.882%	2/15/51	15,590	17,508
5	Benchmark 2018-B3 Mortgage Trust	4.025%	4/10/51	7,230	8,194
5	Benchmark 2018-B5 Mortgage Trust	4.208%	7/15/51	5,920	6,819
5	Benchmark 2018-B6 Mortgage Trust	4.170%	10/10/51	3,047	3,409
5	Benchmark 2018-B6 Mortgage Trust	4.261%	10/10/51	6,770	7,830
5	Benchmark 2018-B8 Mortgage Trust	4.232%	1/15/52	8,694	10,057
5	Benchmark 2019-B10 Mortgage Trust	3.615%	3/15/62	1,532	1,676
5	Benchmark 2019-B15 Mortgage Trust	2.859%	12/15/72	6,735	7,074
5	Benchmark 2019-B15 Mortgage Trust	2.928%	12/15/72	28,220	29,880
5	Benchmark 2020-B16 Mortgage Trust	2.732%	12/15/57	13,660	14,304
5	BMW Vehicle Owner Trust 2018-A	2.510%	6/25/24	4,010	4,050
5,7	Brazos Higher Education Authority Inc. Series 2005, 3M USD LIBOR + 0.200%	2.147%	6/25/26	1,876	1,869
5,7	Brazos Higher Education Authority Inc. Series 2011, 3M USD LIBOR + 0.800%	2.710%	2/25/30	4,073	4,080
5,8	BX Trust 2019-OC11	3.202%	12/9/41	6,800	7,307

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,8	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	688	688
5,8	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	1,124	1,124
5,8	CAL Funding II Ltd. Series 2018-2A	4.340%	9/25/43	6,145	6,332
5	California Republic Auto Receivables Trust 2016-1	4.560%	12/15/22	8,320	8,385
5	California Republic Auto Receivables Trust 2016-2	2.520%	5/16/22	1,120	1,123
5	California Republic Auto Receivables Trust 2016-2	3.510%	3/15/23	540	542
5,8	Canadian Pacer Auto Receivables Trust A Series 2018	3.220%	9/19/22	3,310	3,366
5,8	Canadian Pacer Auto Receivables Trust A Series 2019	2.960%	6/19/24	2,090	2,157
5,8	Canadian Pacer Auto Receiveable Trust A Series 2018	3.270%	12/19/22	2,880	2,898
5,8	Canadian Pacer Auto Receiveable Trust A Series 2018	3.440%	8/21/23	1,280	1,316
5	Cantor Commercial Real Estate Lending 2019-CF3	3.006%	1/15/53	24,400	25,763
5	Capital Auto Receivables Asset Trust 2016-2	3.160%	11/20/23	360	361
5	Capital Auto Receivables Asset Trust 2016-3	2.650%	1/20/24	900	901
5	Capital One Auto Receivables Trust 2019-1	2.510%	11/15/23	17,460	17,718
5	Capital One Auto Receivables Trust 2019-1	2.560%	10/15/24	5,890	6,017
5	Capital One Multi-Asset Execution Trust 2019-A1	2.840%	12/15/24	39,460	40,492
5	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	1,930	1,932
5	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	2,160	2,165
5	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	1,360	1,364
5	CarMax Auto Owner Trust 2017-4	2.330%	5/15/23	3,460	3,485
5	CarMax Auto Owner Trust 2017-4	2.460%	8/15/23	1,640	1,651
5	CarMax Auto Owner Trust 2017-4	2.700%	10/16/23	1,640	1,659
5	CarMax Auto Owner Trust 2018-1	2.640%	6/15/23	3,040	3,085
5	CarMax Auto Owner Trust 2018-1	2.830%	9/15/23	5,020	5,106
5	CarMax Auto Owner Trust 2018-1	2.950%	11/15/23	1,560	1,575
5	CarMax Auto Owner Trust 2018-2	3.370%	10/16/23	2,140	2,209
5	CarMax Auto Owner Trust 2018-2	3.570%	12/15/23	3,090	3,191
5	CarMax Auto Owner Trust 2018-2	3.990%	4/15/25	2,390	2,478
5	CarMax Auto Owner Trust 2018-3	3.130%	6/15/23	13,490	13,711
5	CarMax Auto Owner Trust 2018-3	3.270%	3/15/24	6,740	6,984
5	CarMax Auto Owner Trust 2018-4	3.360%	9/15/23	9,160	9,348
5	CarMax Auto Owner Trust 2018-4	3.480%	2/15/24	3,370	3,521
5	CarMax Auto Owner Trust 2018-4	3.670%	5/15/24	2,960	3,089
5	CarMax Auto Owner Trust 2018-4	3.850%	7/15/24	2,010	2,102
5	CarMax Auto Owner Trust 2018-4	4.150%	4/15/25	1,360	1,422
5	CarMax Auto Owner Trust 2019-3	2.300%	4/15/25	4,760	4,864
5	CarMax Auto Owner Trust 2019-3	2.500%	4/15/25	6,040	6,126
5	CarMax Auto Owner Trust 2019-4	2.130%	7/15/25	4,510	4,574
5	CarMax Auto Owner Trust 2019-4	2.600%	9/15/25	2,690	2,757
5	CD 2016-CD1 Commercial Mortgage Trust	2.724%	8/10/49	18,170	18,919
5	CD 2016-CD1 Commercial Mortgage Trust	3.631%	8/10/49	5,510	5,690
5	CD 2017-CD3 Commercial Mortgage Trust	3.631%	2/10/50	7,765	8,541
5	CD 2017-CD4 Commercial Mortgage Trust	3.514%	5/10/50	2,470	2,699
5	CD 2017-CD5 Commercial Mortgage Trust	3.431%	8/15/50	7,960	8,666
5	CD 2017-CD6 Commercial Mortgage Trust	3.456%	11/13/50	2,341	2,554
5	CD 2019-CD8 Commercial Mortgage Trust	2.912%	8/15/57	7,270	7,682
5,8	CFCRE Commercial Mortgage Trust 2011-C2	5.933%	12/15/47	5,260	5,529
5	CFCRE Commercial Mortgage Trust 2016-C4	3.283%	5/10/58	4,826	5,135
5,8	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	7,789	7,868
5,8	Chesapeake Funding II LLC 2019-1	2.940%	4/15/31	14,109	14,303
5,8	Chrysler Capital Auto Receivables Trust 2016-AA	4.220%	2/15/23	8,530	8,562
5,8	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,083
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,015	6,220
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	654	677
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,910	2,063
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.753%	3/10/47	491	523
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	16,273	17,520
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.575%	5/10/47	13,891	14,700
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	9,397	10,098
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.356%	7/10/47	4,366	4,618
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	8,949	9,593
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	2,020	2,148
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	800	835
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.586%	7/10/47	1,250	1,328

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	4,729	4,988
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	13,275	14,230
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.345%	10/10/47	2,170	2,320
5	Citigroup Commercial Mortgage Trust 2014-GC25	4.676%	10/10/47	3,270	3,504
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	6,418	6,769
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	38,770	42,230
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	24,599	26,890
5	Citigroup Commercial Mortgage Trust 2015-GC33	4.725%	9/10/58	900	961
5	Citigroup Commercial Mortgage Trust 2016-C1	3.209%	5/10/49	9,545	10,210
5	Citigroup Commercial Mortgage Trust 2016-C2	2.575%	8/10/49	7,470	7,683
5	Citigroup Commercial Mortgage Trust 2016-GC37	3.050%	4/10/49	22,200	23,413
5	Citigroup Commercial Mortgage Trust 2016-P4	2.902%	7/10/49	19,310	20,311
5	Citigroup Commercial Mortgage Trust 2017-C4	3.471%	10/12/50	6,425	7,016
5	Citigroup Commercial Mortgage Trust 2017-P8	3.465%	9/15/50	13,370	14,584
5	Citigroup Commercial Mortgage Trust 2017-P8	4.192%	9/15/50	3,150	3,415
5	Citigroup Commercial Mortgage Trust 2017-P8	4.411%	9/15/50	3,150	3,351
5	Citigroup Commercial Mortgage Trust 2018-C5	4.228%	6/10/51	900	1,035
5	Citigroup Commercial Mortgage Trust 2018-C6	4.343%	11/10/51	7,300	8,228
5	Citigroup Commercial Mortgage Trust 2018-C6	4.412%	11/10/51	11,580	13,533
5	Citigroup Commercial Mortgage Trust 2019-C7	2.860%	12/15/72	13,420	14,143
5	Citigroup Commercial Mortgage Trust 2019-C7	3.042%	12/15/72	11,228	11,841
5	Citigroup Commercial Mortgage Trust 2019-C7	3.102%	12/15/72	26,620	28,500
5,8	CLI Funding V LLC 2013-1A	2.830%	3/18/28	1,841	1,834
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,971	3,055
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,024
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	6,628	6,740
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	6,160	6,309
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,857	7,001
5	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	420	422
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,919	2,983
5,8	COMM 2013-300P Mortgage Trust	4.353%	8/10/30	12,270	13,254
5	COMM 2013-CCRE10 Mortgage Trust	3.795%	8/10/46	593	614
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	8/10/50	4,875	5,189
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	8/10/50	4,757	5,141
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,342	1,387
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	5,691	5,921
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	13,127	14,047
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/46	23,397	25,212
5	COMM 2013-CCRE13 Mortgage Trust	5.052%	11/10/46	855	934
5	COMM 2013-CCRE13 Mortgage Trust	5.052%	11/10/46	3,025	3,238
5,8	COMM 2013-CCRE6 Mortgage Trust	3.147%	3/10/46	9,240	9,521
5,8	COMM 2013-CCRE6 Mortgage Trust	3.397%	3/10/46	1,400	1,439
5	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	554	579
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	8,560	8,979
5	COMM 2013-CCRE9 Mortgage Trust	4.363%	7/10/45	5,493	5,865
5,8	COMM 2013-CCRE9 Mortgage Trust	4.387%	7/10/45	2,780	2,676
5,8	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	977	1,010
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	631
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,883	3,991
5,8	COMM 2013-SFS Mortgage Trust	3.086%	4/12/35	6,702	6,911
5,8	COMM 2014-277P Mortgage Trust	3.732%	8/10/49	18,320	19,672
5	COMM 2014-CCRE14 Mortgage Trust	3.955%	2/10/47	500	535
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	4,932	5,346
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	487	488
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	4,350	4,710
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,394
5	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	982	1,040
5	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	6,398	6,920
5	COMM 2014-CCRE17 Mortgage Trust	4.174%	5/10/47	1,290	1,390
5	COMM 2014-CCRE17 Mortgage Trust	4.946%	5/10/47	4,400	4,671
5	COMM 2014-CCRE18 Mortgage Trust	3.550%	7/15/47	6,320	6,626
5	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	11,585	12,478
5	COMM 2014-CCRE20 Mortgage Trust	3.326%	11/10/47	13,080	13,839
5	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	15,433	16,549

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	21,317	22,648
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,512	2,719
5	COMM 2015-CCRE24 Mortgage Trust	3.696%	8/10/48	2,590	2,816
5	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	4,187	4,562
5	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	3,748	4,069
5	COMM 2015-CCRE27 Mortgage Trust	4.620%	10/10/48	1,760	1,888
5	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	10,403	11,006
5	COMM 2019-G44 Mortgage Trust	2.873%	8/15/57	10,864	11,412
5	COMM 2019-G44 Mortgage Trust	2.950%	8/15/57	24,940	26,434
5	CSAIL 2015-C2 Commercial Mortgage Trust	3.504%	6/15/57	6,650	7,121
5	CSAIL 2015-C3 Commercial Mortgage Trust	3.718%	8/15/48	6,150	6,668
5	CSAIL 2015-C3 Commercial Mortgage Trust	4.499%	8/15/48	2,160	2,234
5	CSAIL 2015-C4 Commercial Mortgage Trust	3.808%	11/15/48	11,274	12,319
5	CSAIL 2016-C5 Commercial Mortgage Trust	4.729%	11/15/48	3,620	3,916
5	CSAIL 2016-C7 Commercial Mortgage Trust	3.502%	11/15/49	17,308	18,643
5	CSAIL 2017-C8 Commercial Mortgage Trust	3.392%	6/15/50	6,995	7,553
5	CSAIL 2018-CX12 Commercial Mortgage Trust	4.224%	8/15/51	6,690	7,669
5	CSAIL 2019-C15 Commercial Mortgage Trust	4.053%	3/15/52	5,600	6,377
5	CSAIL 2019-C18 Commercial Mortgage Trust	2.868%	12/15/52	10,783	11,234
5	CSAIL 2019-C18 Commercial Mortgage Trust	2.968%	12/15/52	31,206	32,956
5,8	Daimler Trucks Retail Trust 2019-1	2.790%	5/15/25	5,700	5,791
5	DBGS Mortgage Trust 2018-C1	4.466%	10/15/51	12,600	14,711
5	DBJPM 16-C1 Mortgage Trust	3.501%	5/10/49	1,250	1,266
5	DBJPM 17-C6 Mortgage Trust	3.328%	6/10/50	11,540	12,481
5,7,8	DELAM 2018-1, 1M USD LIBOR + 0.700%	2.358%	11/19/25	10,290	10,287
5,8	Dell Equipment Finance Trust 2019-1	2.830%	3/22/24	15,220	15,424
5	Deutsche Bank Commercial Mortgage Trust 2016-C3	2.632%	8/10/49	11,870	12,225
5	Discover Card Execution Note Trust 2019-A1	3.040%	7/15/24	15,220	15,662
5	Discover Card Execution Note Trust 2019-A3	1.890%	10/15/24	26,220	26,468
5,8	DLL Securitization Trust Series 2018-A4	3.590%	6/20/24	4,400	4,516
5,8	DLL Securitization Trust Series 2019-DA1	2.890%	4/20/23	14,950	15,109
5,8	DLL Securitization Trust Series 2019-DA1	2.920%	4/20/27	10,910	11,200
5,8	DLL Securitization Trust Series 2019-MT3	2.150%	9/21/26	9,600	9,674
5,8	DRB Prime Student Loan Trust 2017-C	2.810%	11/25/42	10,195	10,333
5,8	Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	7,357	7,429
5,8	Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	9,441	9,553
5	Drive Auto Receivables Trust 2017-1	3.840%	3/15/23	1,581	1,598
5	Drive Auto Receivables Trust 2018-2	3.630%	8/15/24	10,353	10,412
5	Drive Auto Receivables Trust 2018-2	4.140%	8/15/24	8,560	8,796
5	Drive Auto Receivables Trust 2018-3	3.370%	9/15/22	1,888	1,890
5	Drive Auto Receivables Trust 2018-3	3.720%	9/16/24	15,170	15,303
5	Drive Auto Receivables Trust 2018-3	4.300%	9/16/24	8,070	8,319
5	Drive Auto Receivables Trust 2018-5	3.680%	7/15/23	10,250	10,341
5	Drive Auto Receivables Trust 2018-5	3.990%	1/15/25	9,780	10,031
5	Drive Auto Receivables Trust 2018-5	4.300%	4/15/26	13,430	13,933
5	Drive Auto Receivables Trust 2019-2	3.690%	8/17/26	5,630	5,821
5,7,8	Edsouth Indenture No. 9 LLC 2015-1, 1M USD LIBOR + 0.800%	2.461%	10/25/56	4,693	4,672
5,8	EDvestinU Private Education Loan Trust (EDVES) 2019-A	3.580%	11/25/38	3,697	3,843
5,8	ELFI Graduate Loan Program 2018-A LLC	3.430%	8/25/42	8,459	8,691
5,8	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	3,387	3,424
5,8	Enterprise Fleet Financing LLC Series 2019-1	3.070%	10/20/24	4,970	5,102
5,6,7,8	Fannie Mae Connecticut Avenue Securities 2019-R03, 1M USD LIBOR + 0.750%	2.411%	9/25/31	745	745
5,6,7,8	Fannie Mae Connecticut Avenue Securities 2019-R04, 1M USD LIBOR + 0.750%	2.411%	6/25/39	4,855	4,857
5,6	Fannie Mae Grantor Trust 2017-T1	2.898%	6/25/27	10,250	10,810
5,6	Fannie Mae-Aces 2011-84A	5.250%	9/25/41	14,376	16,603
5,6	Fannie Mae-Aces 2013-19A	3.500%	3/25/43	20,189	22,256
5,6	Fannie Mae-Aces 2016-53KA	1.850%	8/25/46	37,910	37,680
5,6	Fannie Mae-Aces 2018-49E	3.500%	7/25/48	2,108	2,217
5,6	Fannie Mae-Aces 2018-73E	4.000%	10/25/48	7,779	8,453
5,6	Federal Home Loan Mortgage Corp 2017- 357A	2.500%	9/15/47	59,960	61,236

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,6	FHLMC Multifamily Structured Pass Through Certificates 4763C	4.000%	8/15/47	11,605	12,962
5,6	FHLMC Multifamily Structured Pass Through Certificates 4818J	4.000%	8/15/48	2,210	2,398
5,6	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	6,636	7,142
5,6	FHLMC Multifamily Structured Pass Through Certificates 4819E	4.000%	7/15/48	7,644	8,340
5,6	FHLMC Multifamily Structured Pass Through Certificates 4823E	4.000%	9/15/48	26,984	29,457
5,6	FHLMC Multifamily Structured Pass Through Certificates 4826A	4.000%	9/15/48	19,418	20,838
5,6	FHLMC Multifamily Structured Pass Through Certificates 4827	4.000%	5/15/48	5,026	5,598
5,6	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	4,637	5,083
5,6	FHLMC Multifamily Structured Pass Through Certificates 4883A	4.000%	5/15/49	4,637	5,034
5,6	FHLMC Multifamily Structured Pass Through Certificates 4945F	2.500%	9/25/49	77,652	79,471
5,8	Fontaineblue Miami Beach Trust 2019-FBLU	3.144%	12/10/36	29,570	30,860
5	Ford Credit Auto Lease Trust 2018-A	3.170%	9/15/21	5,150	5,185
5	Ford Credit Auto Lease Trust 2019-A	3.250%	7/15/22	8,470	8,584
5,8	Ford Credit Auto Owner Trust 2016-REV2	2.030%	12/15/27	13,310	13,343
5,8	Ford Credit Auto Owner Trust 2017-1	2.620%	8/15/28	15,850	16,166
5,8	Ford Credit Auto Owner Trust 2017-2	2.360%	3/15/29	22,090	22,465
5,8	Ford Credit Auto Owner Trust 2017-2	2.600%	3/15/29	4,800	4,857
5,8	Ford Credit Auto Owner Trust 2017-2	2.750%	3/15/29	9,830	9,984
5,8	Ford Credit Auto Owner Trust 2018-2	3.760%	1/15/30	3,660	3,815
5	Ford Credit Auto Owner Trust 2018-B	3.380%	3/15/24	6,360	6,557
5,8	Ford Credit Auto Owner Trust 2018-REV1	3.190%	7/15/31	19,160	20,315
5,8	Ford Credit Auto Owner Trust 2018-REV1	3.340%	7/15/31	7,010	7,268
5,8	Ford Credit Auto Owner Trust 2018-REV2	3.470%	1/15/30	9,790	10,367
5,8	Ford Credit Auto Owner Trust 2018-REV2	3.610%	1/15/30	8,140	8,457
5,8	Ford Credit Auto Owner Trust 2019-1	3.520%	7/15/30	6,393	6,819
5	Ford Credit Auto Owner Trust 2019-A	2.850%	8/15/24	11,040	11,443
5	Ford Credit Auto Owner Trust 2019-A	3.020%	10/15/24	4,250	4,391
5	Ford Credit Auto Owner Trust 2019-A	3.250%	9/15/25	4,520	4,668
5	Ford Credit Floorplan Master Owner Trust A Series 2018-1	2.950%	5/15/23	27,090	27,501
5	Ford Credit Floorplan Master Owner Trust A Series 2018-3	3.520%	10/15/23	26,880	27,714
5	Ford Credit Floorplan Master Owner Trust A Series 2019-1	2.840%	3/15/24	19,500	19,983
5	Ford Credit Floorplan Master Owner Trust A Series 2019-2	3.250%	4/15/26	3,330	3,453
5,6,7	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3, 1M USD LIBOR + 2.000%	3.661%	12/25/28	224	224
5,6,8	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI1	3.734%	2/25/48	3,685	3,710
5,6,8	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI2	3.813%	5/25/48	2,429	2,446
5,6,8	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI3	4.151%	8/25/48	1,259	1,281
5,6,8	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-SPI4	4.460%	11/25/48	47	47
5,6,7,8	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2, 1M USD LIBOR + 0.700%	2.361%	4/25/49	2,157	2,158
5	GM Financial Automobile Leasing Trust 2017-3	2.730%	9/20/21	2,240	2,242
5,8	GM Financial Consumer Automobile 2017-3	2.330%	3/16/23	1,640	1,651
5	GM Financial Consumer Automobile 2018-3	3.160%	1/16/24	3,690	3,804
5	GM Financial Consumer Automobile 2018-4	3.320%	6/17/24	4,120	4,287
5	GM Financial Consumer Automobile 2019-1	3.110%	7/16/24	5,320	5,503
5	GM Financial Consumer Automobile 2019-2	2.710%	8/16/24	6,740	6,919

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	GM Financial Securitized Term Auto Receivables Trust 2019-4	1.760%	1/16/25	3,240	3,242
5,8	GMF Floorplan Owner Revolving Trust 2017-2	2.630%	7/15/22	7,240	7,251
5,8	GMF Floorplan Owner Revolving Trust 2018-2	3.130%	3/15/23	19,810	20,102
5,8	GMF Floorplan Owner Revolving Trust 2019-1	2.700%	4/15/24	5,900	6,005
5,8	Golden Credit Card Trust 2018-1A	2.620%	1/15/23	33,286	33,528
5,8	Golden Credit Card Trust 2018-4A	3.440%	10/15/25	42,560	44,805
5,7,8	Gosforth Funding 2018-1A plc, 3M USD LIBOR + 0.450%	2.360%	8/25/60	5,131	5,125
5,8	GRACE Mortgage Trust 2014-A	3.369%	6/10/28	1,000	1,013
5,8	GreatAmerica Leasing Receivables Funding LLC Series 2018-1	2.830%	6/17/24	1,310	1,328
5,8	GreatAmerica Leasing Receivables Funding LLC Series 2019-1	3.210%	2/18/25	2,540	2,622
5,8	GS Mortgage Securities Corporation Trust 2012-ALOHA	3.551%	4/10/34	5,430	5,634
5,8	GS Mortgage Securities Trust 2010-C2	5.352%	12/10/43	1,370	1,400
5,8	GS Mortgage Securities Trust 2011-GC3	5.824%	3/10/44	2,650	2,728
5,8	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	7,625	7,811
5,8	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,073
5	GS Mortgage Securities Trust 2012-GCJ7	5.875%	5/10/45	2,140	2,250
5	GS Mortgage Securities Trust 2013-GC13	4.186%	7/10/46	185	199
5,8	GS Mortgage Securities Trust 2013-GC13	4.219%	7/10/46	1,210	1,265
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,128	4,282
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,608
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	567	585
5	GS Mortgage Securities Trust 2013-GCJ14	3.955%	8/10/46	6,005	6,297
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	105	113
5	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	11,289	12,158
5	GS Mortgage Securities Trust 2014-GC20	4.258%	4/10/47	570	609
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	13,475	14,593
5	GS Mortgage Securities Trust 2014-GC24	4.162%	9/10/47	6,520	7,044
5	GS Mortgage Securities Trust 2014-GC24	4.644%	9/10/47	2,610	2,759
5	GS Mortgage Securities Trust 2014-GC24	4.665%	9/10/47	4,615	4,482
5	GS Mortgage Securities Trust 2014-GC26	3.364%	11/10/47	7,680	8,114
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	17,870	19,190
5	GS Mortgage Securities Trust 2015-GC28	3.136%	2/10/48	9,286	9,739
5	GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	2,398	2,565
5	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	4,615	5,035
5	GS Mortgage Securities Trust 2015-GC34	3.244%	10/10/48	7,680	8,092
5	GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	14,640	15,811
5	GS Mortgage Securities Trust 2015-GC34	4.807%	10/10/48	2,610	2,800
5	GS Mortgage Securities Trust 2016-GS3	2.850%	10/10/49	2,220	2,325
5	GS Mortgage Securities Trust 2017-GS6	3.433%	5/10/50	10,220	11,079
5	GS Mortgage Securities Trust 2018-GS10	4.155%	7/10/51	5,335	6,098
5	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	3,080	3,506
5	GS Mortgage Securities Trust 2019-GC40	3.160%	7/10/52	6,528	7,033
5	GS Mortgage Securities Trust 2019-GS4	3.001%	9/1/52	13,130	13,981
5	GS Mortgage Securities Trust 2020-GC45	2.911%	2/13/53	41,360	43,740
5	GS Mortgage Securities Trust-2020-GC45	2.843%	2/13/53	7,336	7,715
8	GTP Acquisition Partners I LLC	2.350%	6/15/20	850	850
5,8	Hardee's Funding HNGRY 2018-1	4.959%	6/20/48	1,057	1,101
5,8	Hardee's Funding HNGRY 2018-1A	5.710%	6/20/48	11,337	12,185
5,8	Harley Marine Financing LLC Barge 2018-1	5.682%	5/15/43	7,537	6,821
5	Harley-Davidson Motorcycle Trust 2019-A	2.340%	2/15/24	18,480	18,574
5	Harley-Davidson Motorcycle Trust 2019-A	2.390%	11/15/26	4,110	4,162
5,8	Hertz Fleet Lease Funding LP 2018-1	3.230%	5/10/32	12,300	12,403
5,8	Hertz Vehicle Financing II LP 2015-3A	2.670%	9/25/21	4,700	4,717
5,8	Hertz Vehicle Financing II LP 2016-2A	2.950%	3/25/22	4,841	4,894
5,8	Hilton USA Trust 2016-HHV	3.719%	11/5/38	7,780	8,463
5,7,8	Holmes Master Issuer plc 2018-1, 3M USD LIBOR + 0.360%	2.191%	10/15/54	5,323	5,322
5,7,8	Holmes Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.251%	10/15/54	7,854	7,851

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Honda Auto Receivables 2018-3 Owner Trust	3.070%	11/21/24	3,200	3,289
5	Honda Auto Receivables 2018-4 Owner Trust	2.520%	6/21/23	47,720	48,464
5	Honda Auto Receivables 2018-4 Owner Trust	2.540%	3/21/25	9,690	9,895
5	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	4,180	4,316
5	Honda Auto Receivables 2019-1 Owner Trust	2.900%	6/18/24	2,480	2,549
5	Honda Auto Receivables 2019-3 Owner Trust	1.850%	8/15/25	9,400	9,410
5,8	Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	10,910	11,371
5,8	HPEFS Equipment Trust 2019-1	2.210%	9/20/29	1,700	1,706
5,8	HPEFS Equipment Trust 2019-1	2.320%	9/20/29	2,800	2,815
5,8	HPEFS Equipment Trust 2019-1	2.490%	9/20/29	2,600	2,617
5,8	HPEFS Equipment Trust 2019-1	2.720%	9/20/29	1,200	1,209
5,8	Hudson Yards 2019-30HY	3.228%	7/10/39	4,590	4,958
5,8	Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	4,750	4,877
5,8	Hyundai Auto Lease Securitization Trust 2019-A	2.980%	7/15/22	8,780	8,899
5,8	Hyundai Auto Lease Securitization Trust 2019-A	3.050%	12/15/22	1,440	1,465
5	Hyundai Auto Receivables Trust 2019-A	2.710%	5/15/25	4,680	4,799
5	Hyundai Auto Receivables Trust 2019-A	2.940%	5/15/25	2,490	2,563
5	Hyundai Auto Receivables Trust 2019-B	2.000%	4/15/25	1,850	1,865
5	Hyundai Auto Receivables Trust 2019-B	2.210%	4/15/25	530	535
5,8	Hyundai Floorplan Master Owner Trust Series 2019-1A	2.680%	4/15/24	7,380	7,536
9	Intu SGS Finance plc	4.250%	9/17/30	750	860
5,7,8	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 0.850%	2.519%	12/17/36	13,553	13,534
5,7,8	Invitation Homes 2017-SFR2 Trust, 1M USD LIBOR + 1.150%	2.819%	12/17/36	4,930	4,919
5,7,8	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.700%	2.369%	3/17/37	8,627	8,564
5,7,8	Invitation Homes 2018-SFR1 Trust, 1M USD LIBOR + 0.950%	2.619%	3/17/37	2,250	2,233
5,8	Irvine Core Office Trust 2013-IRV	3.279%	5/15/48	6,631	6,881
5,8	Jackson Park Trust 2019-LIC	2.766%	10/14/39	6,930	7,136
5	John Deere Owner Trust 2018-B	3.230%	6/16/25	5,250	5,385
5	John Deere Owner Trust 2018-B	3.000%	1/15/26	2,280	2,349
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	4.070%	11/15/43	687	690
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.786%	11/15/43	2,313	2,346
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2	5.786%	11/15/43	2,730	2,783
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3	4.717%	2/15/46	6,474	6,612
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5	5.599%	8/15/46	4,000	4,173
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2011-RR1	4.717%	3/16/46	920	940
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6	3.507%	5/15/45	3,221	3,327
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	2.829%	10/15/45	3,815	3,898
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8	3.424%	10/15/45	22,630	23,374
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	1,350	1,416
5,8	JP Morgan Chase Commercial Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	5,751	5,903
5	JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	3,713	3,792
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	3.994%	1/15/46	288	307
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13	4.201%	1/15/46	2,550	2,680
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.674%	12/15/46	893	921

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	3.881%	12/15/46	651	694
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	29,810	32,173
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.130%	12/15/46	2,135	2,346
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	5.195%	12/15/46	960	1,045
5	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	11,111	11,468
5	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20	3.461%	7/15/47	10,488	10,846
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP3	2.870%	8/15/49	5,088	5,335
5	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	18,926	20,773
5	JP Morgan Chase Commercial Mortgage Securities Trust 2017-JP6	3.490%	7/15/50	4,140	4,515
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.363%	7/15/45	5,108	5,328
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	3.664%	7/15/45	5,515	5,821
5	JPMBB Commercial Mortgage Securities Trust 2013-C12	4.176%	7/15/45	5,000	5,315
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	3.761%	8/15/46	1,110	1,148
5	JPMBB Commercial Mortgage Securities Trust 2013-C14	4.133%	8/15/46	6,118	6,561
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	3.659%	11/15/45	293	302
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	4.927%	11/15/45	1,750	1,912
5	JPMBB Commercial Mortgage Securities Trust 2013-C15	5.371%	11/15/45	1,340	1,464
5	JPMBB Commercial Mortgage Securities Trust 2013-C17	4.199%	1/15/47	4,363	4,723
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.079%	2/15/47	14,680	15,866
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.439%	2/15/47	600	649
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.970%	2/15/47	2,500	2,693
5	JPMBB Commercial Mortgage Securities Trust 2014-C18	4.970%	2/15/47	1,000	1,067
5	JPMBB Commercial Mortgage Securities Trust 2014-C19	3.997%	4/15/47	3,680	3,972
5	JPMBB Commercial Mortgage Securities Trust 2014-C21	3.493%	8/15/47	5,402	5,686
5	JPMBB Commercial Mortgage Securities Trust 2014-C24	3.639%	11/15/47	6,021	6,464
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.231%	1/15/48	12,689	13,313
5	JPMBB Commercial Mortgage Securities Trust 2014-C26	3.494%	1/15/48	5,121	5,471
5	JPMBB Commercial Mortgage Securities Trust 2015-C27	3.179%	2/15/48	9,941	10,488
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.551%	7/15/48	4,640	4,960
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	3.822%	7/15/48	3,700	4,041
5	JPMBB Commercial Mortgage Securities Trust 2015-C30	4.226%	7/15/48	2,245	2,456
5	JPMBB Commercial Mortgage Securities Trust 2015-C31	3.801%	8/15/48	11,540	12,621

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	JPMBB Commercial Mortgage Securities Trust 2015-C32	3.598%	11/15/48	3,878	4,198
5	JPMBB Commercial Mortgage Securities Trust 2015-C33	3.770%	12/15/48	7,300	7,999
5	JPMCC Commercial Mortgage Securities Trust 2017-JP5	3.723%	3/15/50	9,680	10,682
5	JPMCC Commercial Mortgage Securities Trust 2017-JP7	3.454%	9/15/50	4,680	5,100
5	JPMDB Commercial Mortgage Securities Trust 2016-C4	3.141%	12/15/49	2,840	3,032
5	JPMDB Commercial Mortgage Securities Trust 2017-C7	3.409%	10/15/50	1,860	2,023
5	JPMDB Commercial Mortgage Securities Trust 2018-C8	4.211%	6/15/51	150	172
5,7,8	Lanark Master Issuer plc 2018-1A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	4,216	4,207
5,7	Lanark Master Issuer plc 2018-2A, 3M USD LIBOR + 0.420%	2.319%	12/22/69	4,644	4,646
8	Lanark Master Issuer plc 2020-1A	2.277%	12/22/69	3,100	3,172
5,8	Laurel Road Prime Student Loan Trust 2018-B	3.540%	5/26/43	12,198	12,669
5,8	Laurel Road Prime Student Loan Trust 2019-A	2.730%	10/25/48	10,750	10,909
5,8	LCCM Mortgage Trust 2014-A	3.388%	5/15/31	910	922
5	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 2010-ELL	3.450%	2/1/22	410	410
5,8	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,253
5	Mercedes-Benz Auto Receivables Trust 2018-1	3.150%	10/15/24	5,220	5,377
5	Mercedes-Benz Auto Receivables Trust 2019-1	2.040%	1/15/26	11,600	11,686
5,8	Mercedes-Benz Master Owner Trust 2019-B	2.610%	5/15/24	24,600	25,124
5,8	MMAF Equipment Finance LLC 2015-AA	2.490%	2/19/36	10,879	10,951
5,8	MMAF Equipment Finance LLC 2018-A	3.390%	1/10/25	2,900	2,988
5,8	MMAF Equipment Finance LLC 2018-A	3.610%	3/10/42	1,580	1,657
5,8	MMAF Equipment Finance LLC 2019-A	3.080%	11/12/41	2,630	2,742
5,8	Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	11,190	11,358
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.176%	8/15/45	8,462	8,699
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	3.792%	8/15/45	16,040	16,689
5	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6	2.858%	11/15/45	5,277	5,393
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	1,244	1,333
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	4.217%	7/15/46	1,830	1,882
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	3.960%	8/15/46	10,951	11,568
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11	4.298%	8/15/46	3,937	4,210
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	3.824%	10/15/46	699	723
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12	4.259%	10/15/46	1,940	2,094
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13	4.039%	11/15/46	400	431
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	2.918%	2/15/46	2,470	2,539
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.214%	2/15/46	2,000	2,051
5	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	3.102%	5/15/46	12,980	13,463
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.064%	2/15/47	2,300	2,483

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14	4.384%	2/15/47	1,600	1,728
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	3.773%	4/15/47	10,122	10,828
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	4.051%	4/15/47	21,575	23,327
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15	5.073%	4/15/47	1,140	1,238
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	3.892%	6/15/47	8,898	9,581
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.094%	6/15/47	935	999
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.496%	6/15/47	7,090	7,595
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16	4.929%	6/15/47	2,400	2,553
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	3.741%	8/15/47	28,696	30,783
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17	4.011%	8/15/47	1,380	1,473
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18	3.923%	10/15/47	5,430	5,884
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.326%	12/15/47	6,773	6,992
5	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19	3.526%	12/15/47	3,940	4,211
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.069%	2/15/48	8,639	8,885
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20	3.249%	2/15/48	10,453	11,056
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.451%	7/15/50	5,530	5,880
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23	3.719%	7/15/50	3,870	4,202
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.479%	5/15/48	4,300	4,582
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24	3.732%	5/15/48	34,430	37,454
5	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25	3.635%	10/15/48	8,263	8,963
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.058%	5/15/49	4,150	4,379
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	3.325%	5/15/49	20,609	22,062
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29	4.907%	5/15/49	1,090	1,175
5	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32	3.720%	12/15/49	30,527	33,609
5	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34	3.536%	11/15/52	6,550	7,176
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	2,260	2,306
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,514
5,8	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,407	6,578
5,8	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	6,370	6,845
5,8	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	2,795	2,846
5,8	Morgan Stanley Capital I Trust 2015-420	3.727%	10/12/50	4,398	4,668
5	Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	51,005	55,782
5	Morgan Stanley Capital I Trust 2015-UBS8	4.738%	12/15/48	3,210	3,430
5	Morgan Stanley Capital I Trust 2016-BNK2	3.049%	11/15/49	5,260	5,590
5	Morgan Stanley Capital I Trust 2016-UB11	2.782%	8/15/49	32,178	33,513
5	Morgan Stanley Capital I Trust 2016-UBS9	3.594%	3/15/49	10,920	11,814
5	Morgan Stanley Capital I Trust 2017-HR2	3.509%	12/15/50	2,800	3,016
5	Morgan Stanley Capital I Trust 2017-HR2	3.587%	12/15/50	3,506	3,849
5	Morgan Stanley Capital I Trust 2018-H4	4.247%	12/15/51	6,730	7,529

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Morgan Stanley Capital I Trust 2019-L3	3.127%	11/15/52	23,310	25,064
5	Morgan Stanley Captial I Trust 2016-BNK2	2.791%	11/15/49	8,300	8,594
5,7,8	Motor plc 2017-1A, 1M USD LIBOR + 0.530%	2.191%	9/25/24	7,474	7,472
5,7,8	Navient Student Loan Trust 2016-2, 1M USD LIBOR + 1.050%	2.711%	6/25/65	1,326	1,333
5,7,8	Navient Student Loan Trust 2016-3, 1M USD LIBOR + 0.850%	2.511%	6/25/65	589	590
5,7,8	Navient Student Loan Trust 2016-6A, 1M USD LIBOR + 0.750%	2.411%	3/25/66	8,913	8,953
5,8	Navient Student Loan Trust 2017-A	2.880%	12/16/58	8,776	8,895
5,8	Navient Student Loan Trust 2018-BA	3.430%	12/15/59	16,809	16,870
5,8	Navient Student Loan Trust 2018-BA	3.610%	12/15/59	5,840	6,037
5,8	Navient Student Loan Trust 2018-BA	4.000%	12/15/59	32,690	34,057
5,8	Navient Student Loan Trust 2018-CA	3.520%	6/16/42	23,520	24,237
5,8	Navient Student Loan Trust 2018-DA	4.000%	12/15/59	19,280	20,226
5,8	Navient Student Loan Trust 2019-B	3.390%	12/15/59	6,510	6,825
5	Nissan Auto Lease Trust 2018-B	3.350%	9/15/23	5,450	5,524
5	Nissan Auto Lease Trust 2019-A	2.760%	3/15/22	10,010	10,125
5	Nissan Auto Lease Trust 2019-A	2.780%	7/15/24	4,910	4,975
5	Nissan Auto Receivables 2017-C Owner Trust	2.280%	2/15/24	10,870	10,934
5	Nissan Auto Receivables 2019-A Owner Trust	3.160%	12/16/24	5,220	5,382
5	Nissan Auto Receivables 2019-A Owner Trust	3.000%	9/15/25	3,520	3,659
5	Nissan Auto Receivables 2019-B Owner Trust	2.500%	11/15/23	49,120	49,861
5	Nissan Auto Receivables 2019-B Owner Trust	2.540%	12/15/25	9,540	9,764
5,8	One Bryant Park 2019 - OBP A	2.516%	9/15/54	6,830	6,982
5,8	Palisades Center Trust 2016-PLSD	2.713%	4/13/33	8,980	9,032
5,7,8	Pepper Residential Securities Trust 2018-A, 1M USD LIBOR + 0.950%	2.634%	3/12/47	163	163
5,7,8	Pepper Residential Securities Trust 2021-A1U, 1M USD LIBOR + 0.880%	2.550%	1/16/60	9,775	9,768
5,7,8	Pepper Residential Securities Trust 2022-A1U, 1M USD LIBOR + 1.000%	2.654%	6/20/60	5,762	5,760
5,7,8	Pepper Residential Securities Trust 2023-A1U, 1M USD LIBOR + 0.950%	2.604%	8/18/60	2,644	2,638
5,7,8	Permanent Master Issuer plc 2018-1A, 3M USD LIBOR + 0.380%	2.211%	7/15/58	4,905	4,905
5,8	PFS Financing Corp 2017-B	2.220%	7/15/22	15,980	16,004
5,8	PFS Financing Corp. 2017-D	2.400%	10/17/22	17,210	17,276
5,8	PFS Financing Corp. 2018-D	3.190%	4/17/23	5,460	5,544
5,7,8	PHEAA Student Loan Trust 2016-2A, 1M USD LIBOR + 0.950%	2.611%	11/25/65	9,943	9,902
5,8	Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	9,287	9,285
5,8	Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	3,460	3,462
5,8	Progress Residential 2017-SFR2 Trust	2.897%	12/17/34	7,756	7,769
5,8	Progress Residential 2017-SFR2 Trust	3.196%	12/17/34	2,020	2,029
5,8	Progress Residential 2018-SFR1 Trust	3.255%	3/17/35	4,574	4,645
5,8	Progress Residential 2018-SFR1 Trust	3.484%	3/17/35	580	585
5,8	Progress Residential 2018-SFR3 Trust	3.880%	10/17/35	15,061	15,533
5	Public Service New Hampshire Funding LLC 2018-1	3.094%	2/1/26	2,840	2,919
5,7,8	Resimac Premier Series 2018-1A, 1M USD LIBOR + 0.800%	2.477%	11/10/49	8,022	8,017
5,7,8	Resimac Premier Series 2018-1NCA, 1M USD LIBOR + 0.850%	2.584%	12/5/59	10,335	10,342
5,7,8	Resimac Premier Series 2018-2, 1M USD LIBOR + 0.850%	2.527%	4/10/50	1,848	1,846
5	Santander Drive Auto Receivables Trust 2016-2	3.390%	4/15/22	1,440	1,450
5	Santander Drive Auto Receivables Trust 2017-3	2.760%	12/15/22	3,773	3,785
5	Santander Drive Auto Receivables Trust 2018-1	2.960%	3/15/24	9,410	9,463
5	Santander Drive Auto Receivables Trust 2018-1	3.320%	3/15/24	4,110	4,161
5	Santander Drive Auto Receivables Trust 2018-3	4.070%	8/15/24	21,950	22,544
5	Santander Drive Auto Receivables Trust 2018-4	3.980%	12/15/25	11,000	11,351
5	Santander Drive Auto Receivables Trust 2018-5	4.190%	12/16/24	17,580	18,130
5,8	Santander Retail Auto Lease Trust 2017-A	2.680%	1/20/22	2,850	2,853
5,8	Santander Retail Auto Lease Trust 2018-A	3.200%	4/20/22	3,340	3,362

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5,8	Santander Retail Auto Lease Trust 2018-A	3.490%	5/20/22	7,760	7,862
5,8	Santander Retail Auto Lease Trust 2019-A	2.770%	6/20/22	28,060	28,520
5,8	SBA Tower Trust	3.156%	10/8/20	3,970	3,973
5,8	Securitized Term Auto Receivables Trust 2018-1A	3.298%	11/25/22	2,350	2,399
5,8	Securitized Term Auto Receivables Trust 2018-2A	3.544%	6/26/23	3,370	3,478
5,8	SLM Private Education Loan Trust 2011-C	4.540%	10/17/44	132	133
5,8	SLM Private Education Loan Trust 2013-B	3.000%	5/16/44	1,971	1,972
5,8	SLM Private Education Loan Trust 2014-A	3.500%	11/15/44	800	813
5	SMART ABS Series 2016-2US Trust	2.050%	12/14/22	1,830	1,828
5,8	SMB Private Education Loan Trust 2016-A	2.700%	5/15/31	3,659	3,710
5,7,8	SMB Private Education Loan Trust 2016-B, 1M USD LIBOR + 1.450%	3.126%	2/17/32	2,715	2,755
5,7,8	SMB Private Education Loan Trust 2016-C, 1M USD LIBOR + 1.100%	2.776%	9/15/34	3,841	3,866
5,7,8	SMB Private Education Loan Trust 2017-A, 1M USD LIBOR + 0.900%	2.576%	9/15/34	6,293	6,313
5,8	SMB Private Education Loan Trust 2017-B	2.820%	10/15/35	8,378	8,552
5,8	SMB Private Education Loan Trust 2018-A	3.500%	2/15/36	18,170	18,977
5,8	SMB Private Education Loan Trust 2018-B	3.600%	1/15/37	10,670	11,118
5,8	SMB Private Education Loan Trust 2018-C	3.630%	11/15/35	14,560	15,210
5,8	SoFi Professional Loan Program 2016-B LLC	2.740%	10/25/32	2,090	2,114
5,8	SoFi Professional Loan Program 2016-C LLC	2.360%	12/27/32	1,923	1,938
5,8	SoFi Professional Loan Program 2016-D LLC	2.340%	4/25/33	1,502	1,509
5,7,8	SoFi Professional Loan Program 2016-D LLC, 1M USD LIBOR + 0.950%	2.611%	1/25/39	566	569
5,8	SoFi Professional Loan Program 2017-A LLC	2.400%	3/26/40	1,031	1,038
5,8	SoFi Professional Loan Program 2017-B LLC	2.740%	5/25/40	5,889	5,988
5,7,8	SoFi Professional Loan Program 2017-C LLC, 1M USD LIBOR + 0.600%	2.261%	7/25/40	477	478
5,8	SoFi Professional Loan Program 2017-D LLC	2.650%	9/25/40	5,037	5,106
5,8	SoFi Professional Loan Program 2017-E LLC	2.720%	11/26/40	5,080	5,154
5,8	SoFi Professional Loan Program 2017-F LLC	2.840%	1/25/41	6,120	6,233
5,8	SoFi Professional Loan Program 2018-A LLC	2.390%	2/25/42	3,860	3,866
5,8	SoFi Professional Loan Program 2018-A LLC	2.950%	2/25/42	5,660	5,768
5,8	SoFi Professional Loan Program 2018-B LLC	3.340%	8/25/47	8,850	9,165
5,8	SoFi Professional Loan Program 2018-C LLC	3.590%	1/25/48	17,140	17,927
5,8	SoFi Professional Loan Program 2018-D LLC	3.600%	2/25/48	19,000	19,730
5,8	SoFi Professional Loan Program 2019-B LLC	3.090%	8/17/48	6,930	7,189
5,8	Stack Infrastructure Issuer LLC 2019-1A	4.540%	2/25/44	5,620	5,988
5	Synchrony Card Issuance Trust 2018-A1	3.380%	9/15/24	15,280	15,704
5	Synchrony Card Issuance Trust 2019-2A	2.340%	6/15/25	13,530	13,749
5	Synchrony Credit Card Master Note Trust 2016-2	2.950%	5/15/24	5,300	5,332
5	Synchrony Credit Card Master Note Trust 2017-2	2.620%	10/15/25	15,680	16,030
5	Synchrony Credit Card Master Note Trust 2017-2	2.820%	10/15/25	4,770	4,856
5	Synchrony Credit Card Master Note Trust 2017-2	3.010%	10/15/25	6,390	6,507
5,8	Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	3,608	3,674
5,8	Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	2,223	2,395
5,8	Taco Bell Funding LLC 2018-1	4.940%	11/25/48	2,366	2,624
5,8	Tesla Auto Lease Trust 2018-A	2.970%	4/20/20	165	165
5,8	Tesla Auto Lease Trust 2018-A	3.300%	5/20/20	630	631
5,8	Tesla Auto Lease Trust 2018-A	2.200%	11/21/22	7,000	7,036
5,8	Tesla Auto Lease Trust 2018-B	3.710%	8/20/21	33,529	34,055
5,8	Tesla Auto Lease Trust 2018-B	4.120%	10/20/21	5,650	5,807
5,8	Tesla Auto Lease Trust 2018-B	4.360%	10/20/21	3,590	3,689
5,8	Textainer Marine Containers Limited 2019-A	3.960%	4/20/44	5,226	5,351
5,8	Tidewater Auto Receivables Trust 2018-AA	3.120%	7/15/22	1,385	1,387
5,8	Tidewater Auto Receivables Trust 2018-AA	3.450%	11/15/24	1,880	1,891
5,8	Tidewater Auto Receivables Trust 2018-AA	3.840%	11/15/24	2,100	2,133
5,8	Tidewater Auto Receivables Trust 2018-AA	4.300%	11/15/24	630	648
5,8	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,800	2,972
5	Toyota Auto Receivables 2017-D Owner Trust	2.120%	2/15/23	1,345	1,354
5	Toyota Auto Receivables 2018-A Owner Trust	2.520%	5/15/23	1,590	1,616
5	Toyota Auto Receivables 2018-B Owner Trust	3.110%	11/15/23	5,780	5,955
5	Toyota Auto Receivables 2018-C Owner Trust	3.130%	2/15/24	5,140	5,310

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Toyota Auto Receivables 2019-A Owner Trust	3.000%	5/15/24	2,350	2,442
5	Toyota Auto Receivables 2019-D Owner Trust	1.990%	2/18/25	5,980	6,032
5,8	Trafigura Securitisation Finance plc 2017-1A	2.470%	12/15/20	34,610	34,633
5,8	Trafigura Securitisation Finance plc 2018-1A	3.730%	3/15/22	21,740	22,196
5,8	Trinity Rail Leasing LP 2018-1A	4.620%	6/17/48	10,260	10,870
5,8	Trip Rail Master Funding LLC 2017-1A	2.709%	8/15/47	1,693	1,693
5,8	Triton Container Finance LLC 2018-A2	4.190%	6/22/43	13,282	13,650
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,246
5	UBS Commercial Mortgage Trust 2017-C7	3.679%	12/15/50	3,723	4,116
5	UBS Commercial Mortgage Trust 2019-C16	3.460%	4/15/52	2,287	2,459
5,8	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,673	6,874
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,703	5,846
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	3,970	4,124
5	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,160	1,207
5	UBS-Barclays Commercial Mortgage Trust 2019-C18	3.035%	12/15/52	4,800	5,107
5,8	Vantage Data Centers LLC 2018-1A	4.072%	2/16/43	6,120	6,369
5,8	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	2,290	2,345
5,8	Verizon Owner Trust 2017-3	2.380%	4/20/22	8,950	8,988
5,8	Verizon Owner Trust 2017-3	2.530%	4/20/22	9,610	9,650
5,8	Verizon Owner Trust 2018-1	3.050%	9/20/22	7,320	7,391
5	Verizon Owner Trust 2019-A	2.930%	9/20/23	7,820	7,985
5	Verizon Owner Trust 2019-A	1.940%	4/22/24	28,270	28,460
5,8	VNDO 2012-6AVE Mortgage Trust	2.996%	11/15/30	9,070	9,323
5,8	VNDO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,112
5,8	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	650	657
5,8	VNDO 2013-PENN Mortgage Trust	4.079%	12/13/29	490	495
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.020%	11/21/22	8,050	8,160
5	Volkswagen Auto Loan Enhanced Trust 2018-1	3.150%	7/22/24	3,680	3,779
5	Volkswagen Auto Loan Enhanced Trust 2018-2	3.330%	2/20/25	4,510	4,689
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,637	5,776
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	7,210	7,481
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	723	750
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,973	8,554
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.548%	8/15/50	11,500	12,181
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	14,360	15,463
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	744
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,549
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,500
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	13,210	14,109
5	Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	30,685	32,447
5	Wells Fargo Commercial Mortgage Trust 2015-C27	3.451%	2/15/48	15,822	16,949
5	Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	16,693	18,090
5	Wells Fargo Commercial Mortgage Trust 2015-C29	4.363%	6/15/48	2,310	2,452
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.411%	9/15/58	7,230	7,720
5	Wells Fargo Commercial Mortgage Trust 2015-C30	3.664%	9/15/58	4,380	4,762
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.067%	9/15/58	2,250	2,452
5	Wells Fargo Commercial Mortgage Trust 2015-C30	4.646%	9/15/58	2,740	2,918
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	10,834	11,878
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,045	2,230
5	Wells Fargo Commercial Mortgage Trust 2015-LC22	4.685%	9/15/58	5,225	5,632
5	Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	9/15/48	23,664	25,762
5	Wells Fargo Commercial Mortgage Trust 2016-BNK1	2.652%	8/15/49	12,670	13,114
5	Wells Fargo Commercial Mortgage Trust 2016-C32	3.560%	1/15/59	9,166	9,947
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.525%	12/15/49	2,990	3,214
5	Wells Fargo Commercial Mortgage Trust 2016-C37	3.794%	12/15/49	18,890	20,934
5	Wells Fargo Commercial Mortgage Trust 2017-C38	3.453%	7/15/50	6,905	7,527
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.157%	9/15/50	1,400	1,483
5	Wells Fargo Commercial Mortgage Trust 2017-C39	3.418%	9/15/50	21,430	23,285
5	Wells Fargo Commercial Mortgage Trust 2017-C40	3.581%	10/15/50	15,380	16,895
5	Wells Fargo Commercial Mortgage Trust 2017-C41	3.472%	11/15/50	12,360	13,481
5	Wells Fargo Commercial Mortgage Trust 2017-C42	3.589%	12/15/50	6,745	7,433
5	Wells Fargo Commercial Mortgage Trust 2017-RC1	3.631%	1/15/60	2,712	2,980
5	Wells Fargo Commercial Mortgage Trust 2018-C43	4.514%	3/15/51	12,380	13,195
5	Wells Fargo Commercial Mortgage Trust 2018-C46	4.152%	8/15/51	4,315	4,927

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.365%	9/15/61	5,600	6,351
5	Wells Fargo Commercial Mortgage Trust 2018-C47	4.442%	9/15/61	7,690	8,964
5	Wells Fargo Commercial Mortgage Trust 2018-C48	4.245%	1/15/52	11,180	12,589
5	Wells Fargo Commercial Mortgage Trust 2019-C49	3.933%	3/15/52	3,250	3,621
5	Wells Fargo Commercial Mortgage Trust 2019-C49	4.023%	3/15/52	2,800	3,189
5	Wells Fargo Commercial Mortgage Trust 2019-C50	3.635%	5/15/52	3,710	4,069
5	Wells Fargo Commercial Mortgage Trust 2019-C52	2.892%	8/15/52	7,970	8,387
5	Wells Fargo Commercial Mortgage Trust 2019-C54	3.146%	12/15/52	7,390	7,944
5,8	Wendys Funding LLC 2015-1A	4.497%	6/15/45	2,212	2,296
5,8	Wendys Funding LLC 2018-1	3.573%	3/15/48	3,136	3,193
5,8	WFLD 2014-MONT Mortgage Trust	3.880%	8/10/31	4,640	4,958
5,8	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	6,023	6,147
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	5,280	5,417
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	6,130	6,332
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,333
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,789	3,884
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	9,924	10,169
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	2,970
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,303
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,625	1,672
5	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	6,044	6,462
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	278	287
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,697	1,753
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,778	8,422
5	WFRBS Commercial Mortgage Trust 2013-C18	4.847%	12/15/46	1,085	1,186
5	WFRBS Commercial Mortgage Trust 2014-C19	3.829%	3/15/47	12,930	13,744
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	10,595	11,490
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	14,675	15,889
5	WFRBS Commercial Mortgage Trust 2014-C20	4.378%	5/15/47	2,410	2,551
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,450
5	WFRBS Commercial Mortgage Trust 2014-C21	3.410%	8/15/47	1,558	1,641
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	13,286	14,265
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	747
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,473
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,167	4,529
5	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	14,926	16,030
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.766%	3/15/47	920	976
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	14,142	15,261
5	World Omni Auto Receivables Trust 2018-A	2.730%	2/15/24	7,680	7,843
5	World Omni Auto Receivables Trust 2018-A	2.890%	4/15/25	3,820	3,886
5	World Omni Auto Receivables Trust 2018-D	3.440%	12/16/24	1,770	1,851
5	World Omni Auto Receivables Trust 2019-A	3.220%	6/16/25	3,060	3,181
5	World Omni Auto Receivables Trust 2019-B	2.860%	6/16/25	2,510	2,580
5	World Omni Automobile Lease Securitization Trust 2019-B	3.240%	7/15/24	1,940	1,979
5,8	World Omni Select Auto Trust A Series 2018-1 A3	3.460%	3/15/23	5,980	6,024
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,814,784)					6,008,548
Corporate Bonds (63.3%)
Finance (27.9%)
	Banking (20.2%)
	American Express Co.	3.400%	2/22/24	60,000	63,427
	American Express Co.	2.500%	7/30/24	48,480	49,652
	American Express Co.	3.000%	10/30/24	35,385	37,126
	American Express Co.	4.200%	11/6/25	16,815	18,817
5,8	Australia & New Zealand Banking Group Ltd.	2.950%	7/22/30	47,600	48,202
	Banco Santander SA	2.706%	6/27/24	31,000	31,846
	Banco Santander SA	3.800%	2/23/28	40,200	43,450
	Banco Santander SA	4.379%	4/12/28	4,415	4,966
	Banco Santander SA	3.306%	6/27/29	62,700	66,754
5	Bank of America Corp.	3.458%	3/15/25	10,000	10,546
	Bank of America Corp.	3.875%	8/1/25	4,795	5,267
5	Bank of America Corp.	3.093%	10/1/25	57,895	60,427

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Bank of America Corp.	3.366%	1/23/26	47,635	50,552
5	Bank of America Corp.	3.559%	4/23/27	29,223	31,469
	Bank of America Corp.	3.248%	10/21/27	24,000	25,500
5	Bank of America Corp.	3.824%	1/20/28	52,262	57,278
5	Bank of America Corp.	3.705%	4/24/28	29,500	32,247
5	Bank of America Corp.	3.419%	12/20/28	52,800	56,453
5	Bank of America Corp.	3.970%	3/5/29	40,500	45,153
5	Bank of America Corp.	4.271%	7/23/29	24,250	27,575
5	Bank of America Corp.	3.974%	2/7/30	10,770	12,087
5	Bank of America Corp.	3.194%	7/23/30	15,000	15,928
5	Bank of America Corp.	2.884%	10/22/30	13,500	13,962
	Bank of Montreal	3.300%	2/5/24	76,000	80,120
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	18,200
	Bank of New York Mellon Corp.	3.400%	5/15/24	20,200	21,566
	Bank of New York Mellon Corp.	3.250%	9/11/24	11,142	11,854
	Bank of New York Mellon Corp.	2.100%	10/24/24	21,000	21,238
	Bank of New York Mellon Corp.	3.000%	2/24/25	15,800	16,647
	Bank of New York Mellon Corp.	2.800%	5/4/26	19,141	20,156
	Bank of New York Mellon Corp.	2.450%	8/17/26	19,000	19,528
	Bank of New York Mellon Corp.	3.250%	5/16/27	1,000	1,078
	Bank of New York Mellon Corp.	3.400%	1/29/28	6,250	6,828
5	Bank of New York Mellon Corp.	3.442%	2/7/28	65,850	71,244
	Bank of New York Mellon Corp.	3.850%	4/28/28	1,500	1,702
	Bank of New York Mellon Corp.	3.000%	10/30/28	7,000	7,364
	Bank of Nova Scotia	2.200%	2/3/25	38,960	39,533
	Bank of Nova Scotia	2.700%	8/3/26	48,750	50,697
8	Banque Federative du Credit Mutuel SA	2.375%	11/21/24	24,000	24,400
5	Barclays plc	3.932%	5/7/25	4,800	5,107
	Barclays plc	4.337%	1/10/28	25,975	28,538
5,8	BNP Paribas SA	2.819%	11/19/25	51,000	52,306
8	BNP Paribas SA	3.500%	11/16/27	15,000	15,945
5,8	BNP Paribas SA	3.052%	1/13/31	22,850	23,288
	BPCE SA	3.375%	12/2/26	10,000	10,682
10	BPCE SA	0.500%	2/24/27	10,800	12,017
8	BPCE SA	3.250%	1/11/28	20,000	21,261
	Canadian Imperial Bank of Commerce	3.100%	4/2/24	36,400	38,147
5	Capital One Bank USA NA	2.280%	1/28/26	42,650	42,751
5	Citigroup Inc.	3.352%	4/24/25	10,000	10,487
	Citigroup Inc.	3.400%	5/1/26	40,000	42,844
	Citigroup Inc.	3.200%	10/21/26	54,245	57,265
9	Citigroup Inc.	1.750%	10/23/26	5,700	7,596
5	Citigroup Inc.	3.887%	1/10/28	21,000	23,092
5	Citigroup Inc.	3.668%	7/24/28	23,400	25,432
5	Citigroup Inc.	3.520%	10/27/28	20,000	21,447
5	Citigroup Inc.	4.075%	4/23/29	18,500	20,763
5	Citigroup Inc.	3.980%	3/20/30	25,000	28,051
5	Citigroup Inc.	2.976%	11/5/30	24,198	25,090
5	Citigroup Inc.	2.666%	1/29/31	22,120	22,377
8	Commonwealth Bank of Australia	3.350%	6/4/24	40,650	43,203
8	Commonwealth Bank of Australia	3.150%	9/19/27	26,935	28,812
8	Cooperatieve Rabobank UA	2.625%	7/22/24	20,260	20,846
10	Cooperatieve Rabobank UA	0.250%	10/30/26	4,400	4,885
	Credit Suisse AG	3.625%	9/9/24	67,150	71,959
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	5,000	5,363
5,8	Danske Bank A/S	3.244%	12/20/25	18,500	19,013
	Discover Bank	4.650%	9/13/28	11,600	13,381
	Discover Financial Services	4.500%	1/30/26	10,000	11,075
	Discover Financial Services	4.100%	2/9/27	10,000	10,932
	Fifth Third Bank	2.250%	2/1/27	20,000	20,123
	Goldman Sachs Group Inc.	3.850%	7/8/24	25,937	27,715
	Goldman Sachs Group Inc.	3.500%	1/23/25	43,354	46,057
	Goldman Sachs Group Inc.	3.750%	5/22/25	86,497	93,186
5	Goldman Sachs Group Inc.	3.272%	9/29/25	30,595	32,145
	Goldman Sachs Group Inc.	3.850%	1/26/27	28,500	30,810

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Goldman Sachs Group Inc.	3.691%	6/5/28	41,551	45,254
5	Goldman Sachs Group Inc.	3.814%	4/23/29	1,250	1,371
5	Goldman Sachs Group Inc.	4.223%	5/1/29	16,231	18,256
7,11	Goldman Sachs Group Inc., 3M Australian Bank Bill Rate + 1.550%	2.477%	5/2/24	30,700	20,841
8	Grupo Aval Ltd.	4.375%	2/4/30	7,670	7,756
5	HSBC Holdings plc	3.950%	5/18/24	1,135	1,200
5	HSBC Holdings plc	3.803%	3/11/25	61,230	64,770
5	HSBC Holdings plc	2.633%	11/7/25	26,590	27,061
	HSBC Holdings plc	4.300%	3/8/26	25,950	28,798
	HSBC Holdings plc	3.900%	5/25/26	31,015	33,630
5	HSBC Holdings plc	4.292%	9/12/26	20,550	22,538
5	HSBC Holdings plc	4.041%	3/13/28	75,599	82,643
5	HSBC Holdings plc	4.583%	6/19/29	41,988	47,934
5	HSBC Holdings plc	3.973%	5/22/30	30,000	32,858
7,11	HSBC Holdings plc, 3M Australian Bank Bill Rate + 1.100%	2.002%	2/16/24	28,200	18,855
	ING Groep NV	3.550%	4/9/24	5,000	5,296
	ING Groep NV	3.950%	3/29/27	15,850	17,467
	ING Groep NV	4.550%	10/2/28	4,500	5,223
	ING Groep NV	4.050%	4/9/29	33,500	37,818
8	Intesa Sanpaolo SPA	3.250%	9/23/24	3,250	3,323
10	Intesa Sanpaolo SPA	1.750%	3/20/28	4,000	4,719
8	Intesa Sanpaolo SPA	4.000%	9/23/29	31,725	33,480
	JPMorgan Chase & Co.	3.625%	5/13/24	24,485	26,258
	JPMorgan Chase & Co.	3.125%	1/23/25	16,865	17,767
5	JPMorgan Chase & Co.	3.220%	3/1/25	64,286	67,321
	JPMorgan Chase & Co.	3.900%	7/15/25	30,940	33,753
5	JPMorgan Chase & Co.	2.301%	10/15/25	27,500	27,844
	JPMorgan Chase & Co.	3.200%	6/15/26	56,576	60,154
5,10	JPMorgan Chase & Co.	1.090%	3/11/27	13,940	16,174
5	JPMorgan Chase & Co.	3.782%	2/1/28	25,000	27,365
5	JPMorgan Chase & Co.	3.540%	5/1/28	27,820	30,037
5	JPMorgan Chase & Co.	3.509%	1/23/29	42,408	45,958
5	JPMorgan Chase & Co.	4.005%	4/23/29	47,885	53,591
5	JPMorgan Chase & Co.	2.739%	10/15/30	56,800	58,291
5	JPMorgan Chase & Co.	3.882%	7/24/38	5,640	6,435
	KeyBank NA	3.300%	6/1/25	20,000	21,391
	KeyCorp	4.100%	4/30/28	15,000	16,854
	Lloyds Banking Group plc	3.900%	3/12/24	20,000	21,373
11	Lloyds Banking Group plc	4.000%	3/7/25	2,300	1,675
	Lloyds Banking Group plc	4.450%	5/8/25	44,000	48,698
5	Lloyds Banking Group plc	2.438%	2/5/26	15,000	15,076
	Lloyds Banking Group plc	3.750%	1/11/27	46,070	49,438
	Lloyds Banking Group plc	4.375%	3/22/28	30,000	33,787
	Lloyds Banking Group plc	4.550%	8/16/28	56,000	63,996
5	Lloyds Banking Group plc	3.574%	11/7/28	10,873	11,575
7,11	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 0.000%	2.291%	3/7/25	19,000	12,704
11	Macquarie Bank Ltd.	1.750%	8/7/24	9,640	6,511
7,11	Macquarie Bank Ltd., 3M Australian Bank Bill Rate + 0.800%	1.733%	8/7/24	35,000	23,413
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	91,027	98,321
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	35,085	38,402
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	11,555	11,953
	Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	4,920	5,366
	Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	750	800
	Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	1,250	1,400
	Mitsubishi UFJ Financial Group Inc.	4.050%	9/11/28	1,000	1,129
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	53,000	58,791
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	72,000	76,251
8	Mizuho Bank Ltd.	3.750%	4/16/24	5,340	5,706
8	Mizuho Bank Ltd.	3.600%	9/25/24	8,700	9,291
5	Mizuho Financial Group Inc.	2.555%	9/13/25	30,000	30,506

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
8	Mizuho Financial Group Inc.	3.477%	4/12/26	10,000	10,679
	Mizuho Financial Group Inc.	2.839%	9/13/26	3,525	3,638
	Mizuho Financial Group Inc.	3.663%	2/28/27	750	811
	Mizuho Financial Group Inc.	3.170%	9/11/27	8,525	8,972
	Mizuho Financial Group Inc.	4.018%	3/5/28	5,750	6,455
5	Mizuho Financial Group Inc.	3.153%	7/16/30	21,600	22,812
5	Mizuho Financial Group Inc.	2.869%	9/13/30	16,000	16,406
	Morgan Stanley	3.875%	4/29/24	16,900	18,185
	Morgan Stanley	3.700%	10/23/24	15,525	16,716
5	Morgan Stanley	2.720%	7/22/25	34,060	34,947
	Morgan Stanley	4.000%	7/23/25	29,431	32,442
	Morgan Stanley	3.875%	1/27/26	85,427	93,196
	Morgan Stanley	3.625%	1/20/27	69,180	75,170
5	Morgan Stanley	3.591%	7/22/28	32,785	35,394
5	Morgan Stanley	2.699%	1/22/31	30,000	30,464
	MUFG Americas Holdings Corp.	3.000%	2/10/25	9,600	9,924
	PNC Bank NA	3.300%	10/30/24	24,634	26,018
	PNC Bank NA	2.950%	2/23/25	31,289	32,890
	PNC Bank NA	3.250%	6/1/25	61,052	65,079
	PNC Bank NA	3.100%	10/25/27	29,626	31,669
	PNC Bank NA	3.250%	1/22/28	15,300	16,472
	PNC Bank NA	2.700%	10/22/29	20,000	20,618
	PNC Financial Services Group Inc.	2.600%	7/23/26	42,481	43,845
	PNC Financial Services Group Inc.	3.150%	5/19/27	15,500	16,601
	PNC Financial Services Group Inc.	3.450%	4/23/29	50,985	55,551
	PNC Financial Services Group Inc.	2.550%	1/22/30	23,000	23,500
	Royal Bank of Canada	2.550%	7/16/24	62,798	64,733
	Royal Bank of Canada	2.250%	11/1/24	90,679	92,263
5	Royal Bank of Scotland Group plc	4.269%	3/22/25	25,000	26,918
5	Royal Bank of Scotland Group plc	4.892%	5/18/29	12,750	14,742
5	Royal Bank of Scotland Group plc	5.076%	1/27/30	13,584	16,020
5	Royal Bank of Scotland Group plc	4.445%	5/8/30	10,000	11,284
	Santander Holdings USA Inc.	3.500%	6/7/24	35,000	36,497
	Santander Holdings USA Inc.	4.400%	7/13/27	6,222	6,817
8	Santander UK Group Holdings plc	4.750%	9/15/25	17,061	18,599
	Santander UK plc	4.000%	3/13/24	26,360	28,414
	Santander UK plc	2.875%	6/18/24	19,750	20,482
5,10	Skandinaviska Enskilda Banken AB	1.375%	10/31/28	7,400	8,421
	State Street Corp.	3.300%	12/16/24	41,435	44,220
	State Street Corp.	3.550%	8/18/25	31,058	33,811
5	State Street Corp.	2.354%	11/1/25	29,500	29,981
	State Street Corp.	2.400%	1/24/30	27,000	27,252
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	38,250	39,286
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	35,000	38,131
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	56,541	57,912
	Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	5,975	6,245
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	24,165	25,928
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	19,491	20,876
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	4,000	4,285
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	8,870	9,618
	Sumitomo Mitsui Financial Group Inc.	3.944%	7/19/28	4,870	5,418
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	750	861
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	114,000	119,642
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	33,000	33,810
	Synchrony Financial	3.700%	8/4/26	19,720	20,738
	Toronto-Dominion Bank	2.650%	6/12/24	15,000	15,560
5	Toronto-Dominion Bank	3.625%	9/15/31	3,750	4,008
	Truist Bank	3.200%	4/1/24	102,525	107,771
	Truist Bank	2.150%	12/6/24	22,500	22,698
	Truist Bank	3.625%	9/16/25	22,495	24,362
	Truist Bank	4.050%	11/3/25	35,000	39,100
	Truist Financial Corp.	2.500%	8/1/24	58,400	59,937
	Truist Financial Corp.	2.850%	10/26/24	5,000	5,219
	Truist Financial Corp.	4.000%	5/1/25	19,351	21,356

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Truist Financial Corp.	3.875%	3/19/29	10,000	11,167
8	UBS Group Funding Switzerland AG	4.125%	9/24/25	14,257	15,723
8	UBS Group Funding Switzerland AG	4.125%	4/15/26	8,500	9,380
8	UBS Group Funding Switzerland AG	4.253%	3/23/28	19,669	21,865
5	United Overseas Bank Ltd.	2.880%	3/8/27	3,000	3,034
	US Bancorp	3.700%	1/30/24	41,765	44,785
	US Bancorp	3.375%	2/5/24	12,355	13,097
	US Bancorp	2.400%	7/30/24	43,200	44,226
	US Bancorp	3.600%	9/11/24	14,800	15,941
	US Bancorp	3.950%	11/17/25	19,550	21,791
	US Bancorp	3.100%	4/27/26	10,454	11,071
	US Bancorp	2.375%	7/22/26	26,525	27,205
	US Bancorp	3.150%	4/27/27	9,250	9,949
	US Bancorp	3.900%	4/26/28	2,250	2,583
	US Bancorp	3.000%	7/30/29	22,000	23,112
	US Bank NA	2.800%	1/27/25	14,400	15,062
§,12	Washington Mutual Bank / Debt not acquired by JPMorgan	5.500%	1/15/13	6,147	1
§,12	Washington Mutual Bank / Debt not acquired by JPMorgan	5.650%	8/15/14	7,500	1
§,12	Washington Mutual Bank / Debt not acquired by JPMorgan	5.125%	1/15/15	9,000	1
	Wells Fargo & Co.	3.300%	9/9/24	16,199	17,129
	Wells Fargo & Co.	3.000%	2/19/25	65,700	68,989
	Wells Fargo & Co.	3.550%	9/29/25	17,459	18,768
5	Wells Fargo & Co.	2.406%	10/30/25	34,450	34,924
	Wells Fargo & Co.	3.000%	4/22/26	77,841	81,236
	Wells Fargo & Co.	3.000%	10/23/26	48,860	51,101
5	Wells Fargo & Co.	3.196%	6/17/27	21,550	22,645
5	Wells Fargo & Co.	3.584%	5/22/28	29,500	32,001
	Wells Fargo & Co.	4.150%	1/24/29	13,949	15,794
5	Wells Fargo & Co.	2.879%	10/30/30	36,089	37,062
9	Wells Fargo Bank NA	5.250%	8/1/23	6,500	9,709
	Westpac Banking Corp.	3.300%	2/26/24	42,800	45,190
	Westpac Banking Corp.	2.350%	2/19/25	33,000	33,676
	Westpac Banking Corp.	2.850%	5/13/26	23,795	24,829
	Westpac Banking Corp.	3.350%	3/8/27	63,790	69,122
10	Westpac Banking Corp.	1.125%	9/5/27	4,983	5,904
	Westpac Banking Corp.	2.650%	1/16/30	20,000	20,565
5	Westpac Banking Corp.	2.894%	2/4/30	21,325	21,468
5	Westpac Banking Corp.	4.322%	11/23/31	20,231	21,925
	Westpac Banking Corp.	4.110%	7/24/34	11,175	11,973
7,11	Westpac Banking Corp., 3M Australian Bank Bill Rate + 3.100%	3.989%	3/10/26	2,600	1,780
	Brokerage (1.5%)
8	AG Issuer LLC	6.250%	3/1/28	234	234
	Ameriprise Financial Inc.	3.700%	10/15/24	25,000	27,062
	Ameriprise Financial Inc.	2.875%	9/15/26	1,986	2,077
	BlackRock Inc.	3.200%	3/15/27	21,625	23,404
	BlackRock Inc.	3.250%	4/30/29	15,488	16,938
	BlackRock Inc.	2.400%	4/30/30	32,100	32,652
	Brookfield Finance Inc.	3.900%	1/25/28	10,000	11,064
	Brookfield Finance Inc.	4.850%	3/29/29	19,297	22,986
	Charles Schwab Corp.	3.850%	5/21/25	51,027	56,137
	Charles Schwab Corp.	3.200%	1/25/28	24,899	26,627
	Charles Schwab Corp.	4.000%	2/1/29	24,452	27,735
	Charles Schwab Corp.	3.250%	5/22/29	46,350	50,278
	Invesco Finance plc	4.000%	1/30/24	21,300	22,951
	Invesco Finance plc	3.750%	1/15/26	6,673	7,266
	Lazard Group LLC	4.500%	9/19/28	31,671	35,966
	Nomura Holdings Inc.	3.103%	1/16/30	45,365	46,471
	Stifel Financial Corp.	4.250%	7/18/24	14,785	15,995
	TD Ameritrade Holding Corp.	3.625%	4/1/25	46,330	50,038

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	TD Ameritrade Holding Corp.	3.300%	4/1/27	20,037	21,462
	TD Ameritrade Holding Corp.	2.750%	10/1/29	10,135	10,469
	Finance Companies (0.2%)
	Air Lease Corp.	3.750%	6/1/26	5,000	5,334
	Air Lease Corp.	3.000%	2/1/30	21,500	21,506
8	Avolon Holdings Funding Ltd.	2.875%	2/15/25	21,200	21,393
8	Avolon Holdings Funding Ltd.	3.250%	2/15/27	20,000	20,238
	Insurance (2.6%)
	Aetna Inc.	3.500%	11/15/24	10,000	10,646
	Aflac Inc.	3.625%	11/15/24	16,800	18,183
	Aflac Inc.	3.250%	3/17/25	5,995	6,381
8	AIA Group Ltd.	3.600%	4/9/29	37,366	40,575
	Anthem Inc.	2.375%	1/15/25	13,000	13,159
	Anthem Inc.	3.650%	12/1/27	10,000	10,802
	Berkshire Hathaway Inc.	3.125%	3/15/26	19,728	21,140
8	Centene Corp.	4.750%	1/15/25	1,300	1,349
8	Centene Corp.	4.250%	12/15/27	2,595	2,705
8	Centene Corp.	4.625%	12/15/29	2,600	2,798
	Chubb INA Holdings Inc.	3.350%	5/15/24	39,741	42,402
	Chubb INA Holdings Inc.	3.150%	3/15/25	18,772	20,033
	Chubb INA Holdings Inc.	3.350%	5/3/26	41,930	45,328
	CNA Financial Corp.	3.900%	5/1/29	20,000	22,211
	Enstar Group Ltd.	4.950%	6/1/29	20,580	23,035
9	Hastings Group Finance plc	3.000%	5/24/25	5,200	6,978
	Humana Inc.	3.950%	3/15/27	7,300	7,984
	Lincoln National Corp.	3.625%	12/12/26	12,463	13,414
	Lincoln National Corp.	3.800%	3/1/28	6,276	6,876
	Markel Corp.	3.350%	9/17/29	7,000	7,371
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	41,425	43,847
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	30,636	32,690
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	40,641	46,799
8	Metropolitan Life Global Funding I	3.450%	12/18/26	12,520	13,667
5,8	Nippon Life Insurance Co.	3.400%	1/23/50	8,000	8,135
8	Nuveen Finance LLC	4.125%	11/1/24	34,863	38,251
	Principal Financial Group Inc.	3.100%	11/15/26	6,110	6,449
	Principal Financial Group Inc.	3.700%	5/15/29	21,200	23,590
	Progressive Corp.	2.450%	1/15/27	1,000	1,026
8	Protective Life Corp.	4.300%	9/30/28	22,900	25,908
5	Prudential Financial Inc.	5.200%	3/15/44	2,500	2,672
5	Prudential Financial Inc.	5.375%	5/15/45	3,575	3,988
	Reinsurance Group of America Inc.	3.950%	9/15/26	24,825	27,035
	UnitedHealth Group Inc.	3.500%	2/15/24	4,850	5,172
	UnitedHealth Group Inc.	2.375%	8/15/24	17,640	18,022
	UnitedHealth Group Inc.	3.750%	7/15/25	46,692	51,107
	UnitedHealth Group Inc.	3.100%	3/15/26	3,633	3,878
	UnitedHealth Group Inc.	3.450%	1/15/27	10,800	11,765
	UnitedHealth Group Inc.	3.375%	4/15/27	28,280	30,633
	UnitedHealth Group Inc.	2.950%	10/15/27	39,048	41,377
	UnitedHealth Group Inc.	3.850%	6/15/28	18,348	20,557
	UnitedHealth Group Inc.	3.875%	12/15/28	22,500	25,376
	UnitedHealth Group Inc.	2.875%	8/15/29	62,640	65,354
	Voya Financial Inc.	3.650%	6/15/26	750	815
	Voya Financial Inc.	5.700%	7/15/43	3,758	5,136
	Other Finance (0.0%)
10	Aroundtown SA	1.625%	1/31/28	3,400	4,004
10	CPI Property Group SA	1.625%	4/23/27	4,400	4,925
	Real Estate Investment Trusts (3.4%)
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	24,940	26,585
	Alexandria Real Estate Equities Inc.	3.950%	1/15/28	1,975	2,172
	Alexandria Real Estate Equities Inc.	2.750%	12/15/29	15,000	15,257
	AvalonBay Communities Inc.	2.950%	5/11/26	20,000	21,018
	AvalonBay Communities Inc.	2.900%	10/15/26	6,500	6,832

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	AvalonBay Communities Inc.	3.350%	5/15/27	12,040	12,958
	AvalonBay Communities Inc.	3.200%	1/15/28	18,750	20,011
	AvalonBay Communities Inc.	3.300%	6/1/29	25,000	27,025
	Camden Property Trust	4.100%	10/15/28	19,980	22,788
	Camden Property Trust	3.150%	7/1/29	6,396	6,868
	CubeSmart LP	4.375%	2/15/29	12,000	13,550
	CyrusOne LP / CyrusOne Finance Corp.	2.900%	11/15/24	8,085	8,243
	CyrusOne LP / CyrusOne Finance Corp.	3.450%	11/15/29	21,175	21,839
	Digital Realty Trust LP	4.750%	10/1/25	5,645	6,357
	Digital Realty Trust LP	3.700%	8/15/27	15,300	16,559
	Digital Realty Trust LP	3.600%	7/1/29	20,000	21,378
	Duke Realty LP	2.875%	11/15/29	15,000	15,503
	ERP Operating LP	3.375%	6/1/25	21,000	22,440
	ERP Operating LP	2.850%	11/1/26	8,211	8,580
	ERP Operating LP	3.500%	3/1/28	8,836	9,640
	ERP Operating LP	4.150%	12/1/28	27,655	31,791
	ERP Operating LP	3.000%	7/1/29	23,014	24,344
	ERP Operating LP	2.500%	2/15/30	12,570	12,824
	Essex Portfolio LP	3.000%	1/15/30	10,000	10,414
	Federal Realty Investment Trust	3.950%	1/15/24	8,269	8,842
	Federal Realty Investment Trust	3.250%	7/15/27	3,665	3,908
	Federal Realty Investment Trust	3.200%	6/15/29	10,000	10,722
	Healthpeak Properties Inc.	4.200%	3/1/24	8,055	8,716
	Healthpeak Properties Inc.	3.400%	2/1/25	5,605	5,919
	Healthpeak Properties Inc.	4.000%	6/1/25	14,105	15,280
	Healthpeak Properties Inc.	3.500%	7/15/29	17,542	18,726
	Healthpeak Properties Inc.	3.000%	1/15/30	46,700	48,084
	Highwoods Realty LP	3.875%	3/1/27	19,500	20,836
	Kimco Realty Corp.	3.300%	2/1/25	19,940	21,029
	Kimco Realty Corp.	2.800%	10/1/26	7,148	7,345
8	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	1,870	1,863
	Liberty Property LP	4.400%	2/15/24	9,900	10,799
	Liberty Property LP	3.750%	4/1/25	5,000	5,415
	Liberty Property LP	4.375%	2/1/29	15,000	17,252
	Mid-America Apartments LP	4.000%	11/15/25	7,620	8,400
	Mid-America Apartments LP	3.600%	6/1/27	6,000	6,485
	Mid-America Apartments LP	2.750%	3/15/30	20,000	20,501
	National Retail Properties Inc.	4.000%	11/15/25	2,100	2,291
	Omega Healthcare Investors Inc.	4.500%	1/15/25	1,016	1,107
	Omega Healthcare Investors Inc.	5.250%	1/15/26	23,524	26,701
	Omega Healthcare Investors Inc.	4.750%	1/15/28	5,637	6,300
	Omega Healthcare Investors Inc.	3.625%	10/1/29	10,000	10,338
10	Prologis Euro Finance LLC	0.375%	2/6/28	1,790	1,989
	Public Storage	3.094%	9/15/27	7,137	7,582
	Public Storage	3.385%	5/1/29	32,247	34,994
	Realty Income Corp.	3.875%	4/15/25	25,140	27,508
	Realty Income Corp.	4.125%	10/15/26	46,360	51,921
	Realty Income Corp.	3.650%	1/15/28	18,669	20,390
	Sabra Health Care LP	5.125%	8/15/26	37,212	40,684
	Sabra Health Care LP	3.900%	10/15/29	26,780	27,714
	Sabra Health Care LP / Sabra Capital Corp.	4.800%	6/1/24	18,600	20,044
	Simon Property Group LP	3.750%	2/1/24	28,466	30,433
	Simon Property Group LP	2.000%	9/13/24	35,800	36,042
	Simon Property Group LP	3.375%	10/1/24	4,000	4,250
	Simon Property Group LP	3.500%	9/1/25	12,997	13,999
	Simon Property Group LP	3.300%	1/15/26	9,920	10,628
	Simon Property Group LP	3.250%	11/30/26	24,545	26,371
	Simon Property Group LP	3.375%	6/15/27	16,390	17,623
	Simon Property Group LP	3.375%	12/1/27	23,164	24,937
	Simon Property Group LP	2.450%	9/13/29	23,700	23,785
	Ventas Realty LP	3.500%	2/1/25	4,920	5,195
	VEREIT Operating Partnership LP	3.100%	12/15/29	15,000	15,197
8	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	810	812

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
8	VICI Properties LP / VICI Note Co. Inc.	4.125%	8/15/30	810	821
	Welltower Inc.	2.700%	2/15/27	10,000	10,242
	Welltower Inc.	4.250%	4/15/28	2,540	2,839
	Welltower Inc.	3.100%	1/15/30	4,000	4,175
					9,372,570

Industrial (31.4%)

	Basic Industry (0.9%)
8	Air Liquide Finance SA	2.500%	9/27/26	19,850	20,469
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	5,200	5,556
8	Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP	3.400%	12/1/26	14,748	15,681
8	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP	3.700%	6/1/28	17,416	18,962
	Dow Chemical Co.	4.550%	11/30/25	6,350	7,131
	Dow Chemical Co.	3.625%	5/15/26	31,000	33,441
	DuPont de Nemours Inc.	4.493%	11/15/25	20,000	22,295
	Eastman Chemical Co.	3.800%	3/15/25	23,257	24,870
	FMC Corp.	3.200%	10/1/26	14,475	15,195
	Newmont Corp.	2.800%	10/1/29	23,875	24,478
8	Novelis Corp.	4.750%	1/30/30	970	975
	Nutrien Ltd.	3.375%	3/15/25	10,000	10,562
8	OCI NV	5.250%	11/1/24	2,650	2,733
	Packaging Corp. of America	3.000%	12/15/29	15,000	15,451
	Rio Tinto Finance USA Ltd.	3.750%	6/15/25	6,720	7,333
	Sherwin-Williams Co.	2.950%	8/15/29	19,000	19,632
	Steel Dynamics Inc.	3.450%	4/15/30	9,200	9,453
8	Suzano Austria GmbH	7.000%	3/16/47	3,000	3,580
	Vale Overseas Ltd.	6.250%	8/10/26	3,791	4,483
10	Vale SA	3.750%	1/10/23	10,030	12,092
	WRKCo Inc.	4.650%	3/15/26	32,968	37,151
	WRKCo Inc.	3.900%	6/1/28	9,821	10,647
	Capital Goods (2.2%)
	3M Co.	2.000%	2/14/25	17,765	17,894
	3M Co.	2.250%	9/19/26	25,983	26,479
8	Airbus SE	3.150%	4/10/27	26,748	28,356
8	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	2,600	2,613
	Ball Corp.	4.875%	3/15/26	1,820	1,993
8	Berry Global Inc.	4.875%	7/15/26	5,345	5,602
	Boeing Co.	3.100%	5/1/26	28,600	29,905
	Boeing Co.	2.250%	6/15/26	15,350	15,278
	Boeing Co.	2.700%	2/1/27	22,000	22,420
	Boeing Co.	2.800%	3/1/27	9,015	9,181
	Boeing Co.	3.250%	3/1/28	1,316	1,382
8	Bombardier Inc.	7.875%	4/15/27	861	816
	Caterpillar Financial Services Corp.	3.300%	6/9/24	305	324
	Caterpillar Financial Services Corp.	2.150%	11/8/24	20,000	20,296
	Caterpillar Financial Services Corp.	2.400%	8/9/26	2,000	2,056
	Caterpillar Inc.	2.600%	9/19/29	8,000	8,260
8	CFX Escrow Corp.	6.000%	2/15/24	1,600	1,684
8	Clean Harbors Inc.	4.875%	7/15/27	2,725	2,865
8	Clean Harbors Inc.	5.125%	7/15/29	910	969
	Embraer Netherlands Finance BV	5.050%	6/15/25	8,260	9,136
	Embraer Netherlands Finance BV	5.400%	2/1/27	4,100	4,653
	Embraer Overseas Ltd.	5.696%	9/16/23	582	642
	Embraer SA	5.150%	6/15/22	8,000	8,455
	General Dynamics Corp.	3.500%	5/15/25	20,965	22,710
	General Dynamics Corp.	2.625%	11/15/27	17,000	17,758
	Honeywell International Inc.	2.500%	11/1/26	24,936	25,866
	Honeywell International Inc.	2.700%	8/15/29	5,194	5,482
	Illinois Tool Works Inc.	2.650%	11/15/26	10,933	11,492
	John Deere Capital Corp.	2.250%	9/14/26	11,960	12,213
	Johnson Controls International plc	3.900%	2/14/26	2,621	2,856
8	L3Harris Technologies Inc.	3.950%	5/28/24	8,682	9,323

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	L3Harris Technologies Inc.	3.832%	4/27/25	4,775	5,171
8	L3Harris Technologies Inc.	3.850%	12/15/26	26,888	29,673
8	L3Harris Technologies Inc.	4.400%	6/15/28	14,410	16,433
	Lockheed Martin Corp.	2.900%	3/1/25	9,072	9,525
	Lockheed Martin Corp.	3.550%	1/15/26	65,444	71,447
8	Mueller Water Products Inc.	5.500%	6/15/26	4,123	4,314
	Northrop Grumman Corp.	3.250%	1/15/28	54,704	58,462
	Parker-Hannifin Corp.	3.300%	11/21/24	10,060	10,675
8	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	341	349
7,8	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 3M USD LIBOR + 3.500%	5.331%	7/15/21	2,972	2,976
	Rockwell Collins Inc.	3.200%	3/15/24	15,000	15,829
	Rockwell Collins Inc.	3.500%	3/15/27	28,654	31,315
8	Sealed Air Corp.	4.000%	12/1/27	1,775	1,786
8	Silgan Holdings Inc.	4.125%	2/1/28	2,530	2,517
	Spirit AeroSystems Inc.	4.600%	6/15/28	984	1,005
	Stanley Black & Decker Inc.	3.400%	3/1/26	32,000	34,498
8	TransDigm Inc.	6.250%	3/15/26	5,735	6,194
	TransDigm Inc.	7.500%	3/15/27	1,810	1,982
8	TransDigm Inc.	5.500%	11/15/27	4,340	4,362
8	Trivium Packaging Finance BV	5.500%	8/15/26	910	962
8	Trivium Packaging Finance BV	8.500%	8/15/27	1,755	1,933
	United Rentals North America Inc.	4.625%	10/15/25	5,615	5,734
	United Rentals North America Inc.	6.500%	12/15/26	4,385	4,769
	United Rentals North America Inc.	3.875%	11/15/27	2,925	2,954
	United Technologies Corp.	2.800%	5/4/24	935	974
	United Technologies Corp.	3.950%	8/16/25	11,532	12,732
	United Technologies Corp.	3.125%	5/4/27	75,965	81,485
	United Technologies Corp.	4.125%	11/16/28	3,000	3,451
	Communication (3.5%)
	America Movil SAB de CV	5.000%	3/30/20	4,404	4,426
	American Tower Corp.	2.400%	3/15/25	20,000	20,313
	American Tower Corp.	2.750%	1/15/27	22,800	23,384
	American Tower Corp.	3.550%	7/15/27	7,215	7,693
	American Tower Corp.	3.600%	1/15/28	10,000	10,694
	AT&T Inc.	3.950%	1/15/25	10,000	10,841
	AT&T Inc.	3.400%	5/15/25	25,299	26,866
	AT&T Inc.	3.875%	1/15/26	7,380	8,043
	AT&T Inc.	4.125%	2/17/26	59,586	65,525
	AT&T Inc.	4.250%	3/1/27	19,000	21,154
8	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	6,140	6,309
	Comcast Corp.	3.375%	2/15/25	24,621	26,315
	Comcast Corp.	3.375%	8/15/25	84,848	91,144
	Comcast Corp.	3.150%	3/1/26	54,557	58,008
	Comcast Corp.	2.350%	1/15/27	53,826	54,778
	Comcast Corp.	3.300%	2/1/27	2,000	2,147
	Comcast Corp.	3.150%	2/15/28	36,045	38,626
	Comcast Corp.	4.150%	10/15/28	56,025	64,170
	Comcast Corp.	2.650%	2/1/30	5,000	5,158
8	Connect Finco SARL / Connect US Finco LLC	6.750%	10/1/26	1,800	1,906
	Crown Castle International Corp.	4.450%	2/15/26	37,476	41,577
	Crown Castle International Corp.	3.700%	6/15/26	47,952	51,764
8	CSC Holdings LLC	5.375%	2/1/28	1,005	1,065
8	CSC Holdings LLC	6.500%	2/1/29	5,790	6,441
8	CSC Holdings LLC	5.750%	1/15/30	2,735	2,940
8	Deutsche Telekom International Finance BV	4.375%	6/21/28	9,350	10,683
8	Diamond Sports Group LLC / Diamond Sports Finance Co.	5.375%	8/15/26	645	638
8	Diamond Sports Group LLC / Diamond Sports Finance Co.	6.625%	8/15/27	2,700	2,518
	Discovery Communications LLC	3.450%	3/15/25	1,168	1,237

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Discovery Communications LLC	3.950%	6/15/25	2,000	2,171
	Discovery Communications LLC	4.900%	3/11/26	29,810	33,852
8	Fox Corp.	4.709%	1/25/29	43,885	51,073
8	Lamar Media Corp.	3.750%	2/15/28	1,400	1,409
8	Lamar Media Corp.	4.000%	2/15/30	1,400	1,410
8	Level 3 Financing Inc.	3.400%	3/1/27	4,335	4,465
8	Level 3 Financing Inc.	4.625%	9/15/27	5,385	5,526
10	MMS USA Investments Inc.	1.250%	6/13/28	1,600	1,819
8	National CineMedia LLC	5.875%	4/15/28	2,702	2,823
	Netflix Inc.	4.875%	4/15/28	500	535
8	Netflix Inc.	4.875%	6/15/30	1,995	2,090
8	Nexstar Escrow Inc.	5.625%	7/15/27	4,245	4,457
	Qwest Corp.	7.250%	9/15/25	4,554	5,319
	S&P Global Inc.	4.000%	6/15/25	6,905	7,618
	S&P Global Inc.	4.400%	2/15/26	21,420	24,273
	S&P Global Inc.	2.950%	1/22/27	10,649	11,219
8	Sirius XM Radio Inc.	4.625%	7/15/24	2,100	2,179
8	Sirius XM Radio Inc.	5.000%	8/1/27	1,810	1,900
8	Sky Ltd.	3.750%	9/16/24	20,000	21,500
	Sprint Corp.	7.125%	6/15/24	1,825	1,882
	Sprint Corp.	7.625%	2/15/25	1,825	1,905
8	Sprint Corp.	7.250%	2/1/28	1,733	1,716
	T-Mobile USA Inc.	4.500%	2/1/26	5,300	5,446
	Telefonica Emisiones SAU	4.103%	3/8/27	9,470	10,431
	TWDC Enterprises 18 Corp.	2.950%	6/15/27	2,000	2,154
8	Twitter Inc.	3.875%	12/15/27	1,730	1,732
	Verizon Communications Inc.	3.376%	2/15/25	39,600	42,269
11	Verizon Communications Inc.	4.050%	2/17/25	15,310	11,417
	Verizon Communications Inc.	4.125%	3/16/27	55,350	62,428
11	Verizon Communications Inc.	4.500%	8/17/27	3,500	2,747
	Verizon Communications Inc.	4.329%	9/21/28	20,328	23,462
10	Verizon Communications Inc.	2.875%	1/15/38	1,600	2,228
	ViacomCBS Inc.	3.875%	4/1/24	1,073	1,150
	Vodafone Group plc	4.125%	5/30/25	11,300	12,394
	Vodafone Group plc	4.375%	5/30/28	39,500	44,616
10	Vodafone Group plc	1.600%	7/29/31	2,300	2,772
	Walt Disney Co.	1.750%	8/30/24	29,880	29,989
	Walt Disney Co.	3.700%	10/15/25	6,535	7,186
	Walt Disney Co.	3.000%	2/13/26	15,375	16,477
	Walt Disney Co.	3.375%	11/15/26	32,653	35,645
	Consumer Cyclical (3.6%)
8	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	3,665	3,775
8	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	2,470	2,479
8	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	4,661	4,673
8	Alimentation Couche-Tard Inc.	3.550%	7/26/27	46,728	49,596
8	Allison Transmission Inc.	4.750%	10/1/27	4,515	4,696
	Amazon.com Inc.	3.150%	8/22/27	44,000	47,575
	American Honda Finance Corp.	2.900%	2/16/24	7,500	7,810
	American Honda Finance Corp.	2.150%	9/10/24	45,000	45,638
8	ASGN Inc.	4.625%	5/15/28	825	841
	AutoZone Inc.	3.750%	6/1/27	12,000	13,070
	Booking Holdings Inc.	3.550%	3/15/28	17,500	19,056
8	Boyd Gaming Corp.	4.750%	12/1/27	1,154	1,171
8	Churchill Downs Inc.	5.500%	4/1/27	2,830	2,975
8	Churchill Downs Inc.	4.750%	1/15/28	4,160	4,290
	Costco Wholesale Corp.	2.750%	5/18/24	16,620	17,409
	Costco Wholesale Corp.	3.000%	5/18/27	17,539	18,878
	Dollar General Corp.	4.125%	5/1/28	4,650	5,258
8	Eagle Intermediate Global Holding BV / Ruyi US Finance LLC	7.500%	5/1/25	3,735	2,979
	Ford Motor Credit Co. LLC	4.389%	1/8/26	8,000	8,231
	Ford Motor Credit Co. LLC	4.271%	1/9/27	18,450	18,725
	General Motors Co.	5.000%	10/1/28	15,000	16,554

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	General Motors Financial Co. Inc.	5.100%	1/17/24	40,000	43,792
	General Motors Financial Co. Inc.	3.500%	11/7/24	15,685	16,378
	General Motors Financial Co. Inc.	4.000%	1/15/25	10,000	10,575
	General Motors Financial Co. Inc.	2.900%	2/26/25	25,000	25,253
	General Motors Financial Co. Inc.	4.350%	4/9/25	20,750	22,426
	General Motors Financial Co. Inc.	4.300%	7/13/25	14,123	15,146
	General Motors Financial Co. Inc.	4.000%	10/6/26	10,000	10,546
	General Motors Financial Co. Inc.	4.350%	1/17/27	10,000	10,710
	GLP Capital LP / GLP Financing II Inc.	5.750%	6/1/28	9,150	10,760
	GLP Capital LP / GLP Financing II Inc.	5.300%	1/15/29	10,000	11,544
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	2,212	2,278
8	Harley-Davidson Financial Services Inc.	2.150%	2/26/20	3,945	3,945
	Harley-Davidson Inc.	3.500%	7/28/25	17,000	17,968
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	4,787	5,002
	Home Depot Inc.	3.000%	4/1/26	5,000	5,315
	Home Depot Inc.	2.125%	9/15/26	10,000	10,182
	Home Depot Inc.	2.800%	9/14/27	22,146	23,342
	Home Depot Inc.	3.900%	12/6/28	26,250	29,983
	Home Depot Inc.	2.950%	6/15/29	55,041	58,601
	Lennar Corp.	5.250%	6/1/26	1,560	1,728
8	Live Nation Entertainment Inc.	5.625%	3/15/26	545	579
8	Live Nation Entertainment Inc.	4.750%	10/15/27	4,185	4,311
	Lowe's Cos. Inc.	3.125%	9/15/24	8,505	8,971
	Lowe's Cos. Inc.	2.500%	4/15/26	5,067	5,198
	Lowe's Cos. Inc.	3.100%	5/3/27	10,000	10,564
	Mastercard Inc.	3.375%	4/1/24	16,000	17,178
	Mastercard Inc.	2.950%	11/21/26	18,315	19,493
	Mastercard Inc.	2.950%	6/1/29	19,000	20,236
	McDonald's Corp.	3.375%	5/26/25	12,455	13,324
	McDonald's Corp.	3.700%	1/30/26	15,000	16,386
	McDonald's Corp.	2.625%	9/1/29	21,750	22,218
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	2,850	3,103
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	3,642	3,792
9	Motability Operations Group plc	4.375%	2/8/27	2,500	4,000
8	NCL Corp. Ltd.	3.625%	12/15/24	2,325	2,310
8	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	3,545	3,811
	PulteGroup Inc.	5.500%	3/1/26	3,630	4,057
	QVC Inc.	4.750%	2/15/27	467	472
	Target Corp.	2.500%	4/15/26	2,500	2,603
	Target Corp.	3.375%	4/15/29	20,500	22,484
	Target Corp.	2.350%	2/15/30	10,000	10,154
	TJX Cos. Inc.	2.500%	5/15/23	13,400	13,768
	TJX Cos. Inc.	2.250%	9/15/26	43,575	44,579
	Toyota Motor Credit Corp.	3.200%	1/11/27	2,000	2,167
	Toyota Motor Credit Corp.	3.650%	1/8/29	33,745	38,100
	Visa Inc.	3.150%	12/14/25	120,737	129,732
8	Volkswagen Group of America Finance LLC	4.625%	11/13/25	9,100	10,223
	Walmart Inc.	2.350%	12/15/22	1,160	1,184
	Walmart Inc.	3.400%	6/26/23	3,000	3,176
	Walmart Inc.	3.550%	6/26/25	10,000	10,889
	Walmart Inc.	3.050%	7/8/26	62,000	66,225
	Walmart Inc.	3.700%	6/26/28	50,000	56,050
	Consumer Noncyclical (8.3%)
	Abbott Laboratories	2.950%	3/15/25	1,679	1,768
	Abbott Laboratories	3.750%	11/30/26	16,142	17,916
8	AbbVie Inc.	2.150%	11/19/21	75,000	75,427
8	AbbVie Inc.	2.600%	11/21/24	50,000	51,057
	AbbVie Inc.	3.600%	5/14/25	9,865	10,533
8	AbbVie Inc.	2.950%	11/21/26	70,225	72,456
	AbbVie Inc.	4.250%	11/14/28	35,000	39,293
8	AbbVie Inc.	3.200%	11/21/29	41,720	43,495

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Agilent Technologies Inc.	3.050%	9/22/26	2,000	2,094
	Agilent Technologies Inc.	2.750%	9/15/29	10,000	10,284
8	Alcon Finance Corp.	2.750%	9/23/26	15,000	15,656
	Allergan Funding SCS	3.800%	3/15/25	31,800	34,129
	Altria Group Inc.	4.400%	2/14/26	19,150	21,174
	Altria Group Inc.	2.625%	9/16/26	7,000	7,084
	Altria Group Inc.	4.800%	2/14/29	21,785	24,715
	AmerisourceBergen Corp.	3.450%	12/15/27	14,716	15,687
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	3.650%	2/1/26	40,000	43,435
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	30,171	32,776
	Anheuser-Busch InBev Worldwide Inc.	4.150%	1/23/25	35,000	38,608
	Anheuser-Busch InBev Worldwide Inc.	4.000%	4/13/28	42,062	47,164
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	14,850	17,591
8	Aramark Services Inc.	5.000%	2/1/28	2,610	2,724
	AstraZeneca plc	3.125%	6/12/27	20,075	21,329
10	Auchan Holding SA	2.375%	4/25/25	3,400	3,910
	BAT Capital Corp.	3.215%	9/6/26	15,000	15,482
8	BAT International Finance plc	3.950%	6/15/25	15,000	16,070
8	Bausch Health Cos. Inc.	7.000%	1/15/28	2,715	2,946
8	Bausch Health Cos. Inc.	5.000%	1/30/28	1,405	1,419
8	Bausch Health Cos. Inc.	5.250%	1/30/30	940	956
	Baxalta Inc.	4.000%	6/23/25	14,504	15,867
	Becton Dickinson & Co.	3.700%	6/6/27	60,782	65,956
	Biogen Inc.	4.050%	9/15/25	15,000	16,507
	Boston Scientific Corp.	4.000%	3/1/29	10,000	11,295
8	Bristol-Myers Squibb Co.	3.625%	5/15/24	2,650	2,827
8	Bristol-Myers Squibb Co.	2.900%	7/26/24	85,000	88,725
8	Bristol-Myers Squibb Co.	3.875%	8/15/25	21,176	23,257
8	Bristol-Myers Squibb Co.	3.200%	6/15/26	81,124	86,649
8	Bristol-Myers Squibb Co.	3.450%	11/15/27	64,331	70,258
8	Bristol-Myers Squibb Co.	3.900%	2/20/28	20,000	22,409
8	Bristol-Myers Squibb Co.	3.400%	7/26/29	26,605	29,082
	CHRISTUS Health	4.341%	7/1/28	20,000	22,763
8	CHS/Community Health Systems Inc.	6.625%	2/15/25	2,600	2,626
8	Cigna Corp.	3.000%	7/15/23	5,959	6,149
8	Cigna Corp.	3.500%	6/15/24	12,333	13,015
8	Cigna Corp.	4.500%	2/25/26	10,000	11,209
8	Cigna Corp.	3.400%	3/1/27	8,951	9,502
	Coca-Cola Co.	2.550%	6/1/26	4,300	4,496
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,900	2,904
	CommonSpirit Health	2.760%	10/1/24	16,415	16,859
	Constellation Brands Inc.	3.500%	5/9/27	5,635	6,042
	Constellation Brands Inc.	4.650%	11/15/28	10,000	11,605
	Constellation Brands Inc.	3.150%	8/1/29	7,075	7,383
	CVS Health Corp.	4.100%	3/25/25	49,900	54,212
	CVS Health Corp.	2.875%	6/1/26	25,000	25,778
	CVS Health Corp.	3.000%	8/15/26	39,700	41,167
	CVS Health Corp.	4.300%	3/25/28	22,460	24,842
	DaVita Inc.	5.125%	7/15/24	2,575	2,633
	DaVita Inc.	5.000%	5/1/25	1,015	1,039
	DH Europe Finance II Sarl	2.200%	11/15/24	35,000	35,563
	DH Europe Finance II Sarl	2.600%	11/15/29	7,000	7,181
	Diageo Capital plc	3.875%	5/18/28	8,000	9,023
	Dignity Health	3.812%	11/1/24	1,000	1,064
	Eli Lilly & Co.	3.100%	5/15/27	2,000	2,139
	Eli Lilly & Co.	3.375%	3/15/29	23,500	25,787
	Encompass Health Corp.	4.500%	2/1/28	1,802	1,858
	Estee Lauder Cos. Inc.	2.375%	12/1/29	14,250	14,599
	Gilead Sciences Inc.	3.700%	4/1/24	26,304	28,113
	Gilead Sciences Inc.	3.500%	2/1/25	81,507	87,335
	Gilead Sciences Inc.	3.650%	3/1/26	41,600	45,265
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	23,500	26,544
	GlaxoSmithKline Capital plc	3.000%	6/1/24	55,000	57,752

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	GlaxoSmithKline Capital plc	3.375%	6/1/29	15,000	16,454
	Grupo Bimbo SAB de CV	4.500%	1/25/22	4,060	4,246
	HCA Inc.	5.375%	2/1/25	4,630	5,174
	HCA Inc.	5.250%	4/15/25	7,000	7,963
	HCA Inc.	5.250%	6/15/26	30,497	34,690
	HCA Inc.	4.500%	2/15/27	10,000	10,988
	HCA Inc.	5.625%	9/1/28	1,170	1,356
	HCA Inc.	4.125%	6/15/29	10,000	10,850
	Hershey Co.	2.050%	11/15/24	5,000	5,098
8	Hill-Rom Holdings Inc.	4.375%	9/15/27	1,795	1,838
	Hormel Foods Corp.	4.125%	4/15/21	625	640
	Kaiser Foundation Hospitals	3.150%	5/1/27	2,500	2,698
	Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,329
8	Kraft Heinz Foods Co.	3.750%	4/1/30	4,725	5,004
	Kroger Co.	3.500%	2/1/26	12,475	13,446
	Kroger Co.	3.700%	8/1/27	13,225	14,392
	Laboratory Corp. of America Holdings	3.250%	9/1/24	5,000	5,252
	Laboratory Corp. of America Holdings	3.600%	2/1/25	12,000	12,797
	McKesson Corp.	2.850%	3/15/23	5,000	5,122
	McKesson Corp.	3.950%	2/16/28	10,000	10,891
	McKesson Corp.	4.750%	5/30/29	11,429	13,125
	Mead Johnson Nutrition Co.	4.125%	11/15/25	5,000	5,576
10	Medtronic Global Holdings SCA	1.500%	7/2/39	1,800	2,097
	Medtronic Inc.	3.500%	3/15/25	69,286	75,038
	Merck & Co. Inc.	3.400%	3/7/29	30,000	33,147
	Mercy Health	4.302%	7/1/28	12,500	14,216
8	Minerva Luxembourg SA	5.875%	1/19/28	2,500	2,631
	Mylan Inc.	4.550%	4/15/28	5,000	5,507
10	Mylan NV	2.250%	11/22/24	6,000	7,177
8	Nestle Holdings Inc.	3.500%	9/24/25	11,055	11,967
8	Nestle Holdings Inc.	3.625%	9/24/28	11,819	13,241
	Novartis Capital Corp.	3.100%	5/17/27	9,700	10,498
	PepsiCo Inc.	3.000%	10/15/27	2,500	2,692
	PepsiCo Inc.	2.625%	7/29/29	25,000	26,182
8	Performance Food Group Inc.	5.500%	6/1/24	9,321	9,507
8	Performance Food Group Inc.	5.500%	10/15/27	3,590	3,778
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	6,000	6,309
	Pfizer Inc.	3.400%	5/15/24	17,095	18,310
	Pfizer Inc.	2.750%	6/3/26	5,000	5,250
	Pfizer Inc.	3.000%	12/15/26	21,573	23,052
	Pfizer Inc.	3.450%	3/15/29	45,000	49,623
	Philip Morris International Inc.	2.875%	5/1/24	10,000	10,421
	Philip Morris International Inc.	3.375%	8/11/25	10,000	10,723
	Philip Morris International Inc.	2.750%	2/25/26	16,057	16,644
	Philip Morris International Inc.	3.375%	8/15/29	18,460	19,872
8	Post Holdings Inc.	5.750%	3/1/27	1,780	1,878
	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	7,500	7,974
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	5,088
	Quest Diagnostics Inc.	3.500%	3/30/25	2,000	2,136
	Quest Diagnostics Inc.	3.450%	6/1/26	6,900	7,413
8	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	64,745	66,944
8	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	27,801	28,988
	Reynolds American Inc.	4.450%	6/12/25	72,408	79,219
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	64,248	67,548
	SSM Health Care Corp.	3.688%	6/1/23	24,865	26,278
	Stryker Corp.	3.375%	5/15/24	5,000	5,304
	Stryker Corp.	3.375%	11/1/25	15,000	16,186
8	Tenet Healthcare Corp.	4.625%	9/1/24	360	372
8	Tenet Healthcare Corp.	4.875%	1/1/26	2,535	2,636
8	Tenet Healthcare Corp.	5.125%	11/1/27	2,685	2,806
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	5,000	5,247
	Thermo Fisher Scientific Inc.	3.200%	8/15/27	15,870	16,977
	Tyson Foods Inc.	4.000%	3/1/26	35,000	38,552
	Tyson Foods Inc.	3.550%	6/2/27	4,400	4,759

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Tyson Foods Inc.	4.350%	3/1/29	31,342	36,231
	Unilever Capital Corp.	2.900%	5/5/27	7,000	7,458
	Unilever Capital Corp.	2.125%	9/6/29	35,500	35,236
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	26,000	27,737
	Energy (5.8%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	3.337%	12/15/27	30,000	31,711
9	BG Energy Capital plc	5.125%	12/1/25	7,300	11,778
	BP Capital Markets America Inc.	3.224%	4/14/24	26,774	28,203
	BP Capital Markets America Inc.	3.796%	9/21/25	38,119	41,804
	BP Capital Markets America Inc.	3.410%	2/11/26	42,800	46,064
	BP Capital Markets America Inc.	3.119%	5/4/26	66,294	70,535
	BP Capital Markets America Inc.	3.017%	1/16/27	18,065	18,916
	BP Capital Markets America Inc.	3.588%	4/14/27	2,000	2,174
	BP Capital Markets America Inc.	3.937%	9/21/28	8,690	9,715
	BP Capital Markets America Inc.	4.234%	11/6/28	7,905	9,032
	BP Capital Markets plc	3.814%	2/10/24	36,910	39,704
	BP Capital Markets plc	3.535%	11/4/24	17,085	18,378
	BP Capital Markets plc	3.506%	3/17/25	5,125	5,517
	BP Capital Markets plc	3.279%	9/19/27	47,038	50,105
	Buckeye Partners LP	3.950%	12/1/26	1,775	1,762
	Canadian Natural Resources Ltd.	3.850%	6/1/27	18,000	19,225
	Cenovus Energy Inc.	4.250%	4/15/27	10,000	10,669
	Cheniere Corpus Christi Holdings LLC	5.875%	3/31/25	62,654	70,956
	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	26,587	29,645
	Chevron Corp.	3.326%	11/17/25	18,125	19,616
	Chevron Corp.	2.954%	5/16/26	19,958	21,214
	Cimarex Energy Co.	3.900%	5/15/27	12,250	12,692
	Concho Resources Inc.	3.750%	10/1/27	38,904	40,995
	ConocoPhillips Co.	4.950%	3/15/26	67,877	79,270
	Continental Resources Inc.	4.375%	1/15/28	9,000	9,506
	Devon Energy Corp.	5.850%	12/15/25	8,650	10,336
	Diamondback Energy Inc.	3.250%	12/1/26	45,915	46,858
	Diamondback Energy Inc.	3.500%	12/1/29	11,320	11,454
	Dominion Energy Gas Holdings LLC	3.600%	12/15/24	25,000	26,523
	Enbridge Inc.	3.700%	7/15/27	2,000	2,144
	Enbridge Inc.	3.125%	11/15/29	28,870	29,757
8	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	4,440	4,618
	Energy Transfer Operating LP	4.050%	3/15/25	14,738	15,628
	Energy Transfer Operating LP	2.900%	5/15/25	2,000	2,023
	Energy Transfer Operating LP	4.750%	1/15/26	3,250	3,549
	Energy Transfer Operating LP	4.200%	4/15/27	16,115	17,271
	Energy Transfer Operating LP	5.500%	6/1/27	51,820	59,295
	Energy Transfer Operating LP	3.750%	5/15/30	19,000	19,328
	Energy Transfer Partners LP	4.950%	6/15/28	16,750	18,602
	Enterprise Products Operating LLC	3.700%	2/15/26	12,970	14,040
	Enterprise Products Operating LLC	3.950%	2/15/27	2,000	2,199
	Enterprise Products Operating LLC	3.125%	7/31/29	10,000	10,348
	Enterprise Products Operating LLC	2.800%	1/31/30	28,290	28,592
	EOG Resources Inc.	3.150%	4/1/25	19,497	20,636
	EOG Resources Inc.	4.150%	1/15/26	4,255	4,728
	Exxon Mobil Corp.	2.019%	8/16/24	40,000	40,646
	Exxon Mobil Corp.	2.709%	3/6/25	7,598	7,920
	Exxon Mobil Corp.	2.275%	8/16/26	70,000	71,550
	Exxon Mobil Corp.	2.440%	8/16/29	5,000	5,135
	Husky Energy Inc.	4.400%	4/15/29	5,085	5,551
	Kinder Morgan Inc.	4.300%	6/1/25	7,895	8,653
	Kinder Morgan Inc.	4.300%	3/1/28	9,840	10,846
	Marathon Oil Corp.	3.850%	6/1/25	11,900	12,690
	Marathon Petroleum Corp.	5.125%	12/15/26	35,000	40,332
8	MEG Energy Corp.	7.000%	3/31/24	1,056	1,064
8	MEG Energy Corp.	6.500%	1/15/25	751	784
8	MEG Energy Corp.	7.125%	2/1/27	1,865	1,842

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	MPLX LP	4.125%	3/1/27	10,000	10,589
8	MPLX LP	4.250%	12/1/27	13,500	14,473
	MPLX LP	4.000%	3/15/28	5,000	5,241
	Newfield Exploration Co.	5.625%	7/1/24	13,340	14,707
	Noble Energy Inc.	3.850%	1/15/28	10,000	10,553
	Occidental Petroleum Corp.	2.900%	8/15/24	27,120	27,692
	Occidental Petroleum Corp.	5.550%	3/15/26	26,055	30,076
	ONEOK Inc.	3.400%	9/1/29	10,000	10,231
8	Parsley Energy LLC / Parsley Finance Corp.	6.250%	6/1/24	1,928	2,000
8	Parsley Energy LLC / Parsley Finance Corp.	5.625%	10/15/27	2,710	2,859
	Phillips 66 Partners LP	3.605%	2/15/25	7,605	8,083
	Phillips 66 Partners LP	3.550%	10/1/26	4,090	4,373
	Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	13,490	14,717
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	49,085	56,877
	Sabine Pass Liquefaction LLC	5.000%	3/15/27	6,700	7,445
	Shell International Finance BV	3.250%	5/11/25	85,903	91,884
	Shell International Finance BV	2.875%	5/10/26	58,596	61,779
	Shell International Finance BV	2.500%	9/12/26	2,000	2,061
	Shell International Finance BV	2.375%	11/7/29	65,730	66,494
	SM Energy Co.	6.125%	11/15/22	851	840
	SM Energy Co.	6.750%	9/15/26	877	796
	Sunoco Logistics Partners Operations LP	3.900%	7/15/26	13,648	14,293
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	1,735	1,891
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	860	875
8	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	1,775	1,824
	Total Capital International SA	3.700%	1/15/24	21,525	23,086
	Total Capital International SA	2.434%	1/10/25	35,605	36,550
	Total Capital International SA	3.455%	2/19/29	20,000	21,980
10	Total Capital International SA	1.375%	10/4/29	5,200	6,404
	Total Capital International SA	2.829%	1/10/30	30,510	32,094
	Total Capital SA	3.883%	10/11/28	16,600	18,716
	TransCanada PipeLines Ltd.	4.875%	1/15/26	34,418	38,888
	Valero Energy Corp.	4.350%	6/1/28	7,960	8,798
	Western Midstream Operating LP	4.500%	3/1/28	3,085	3,121
	Western Midstream Operating LP	4.750%	8/15/28	3,225	3,314
	Western Midstream Operating LP	4.050%	2/1/30	19,015	18,961
	Williams Cos. Inc.	4.550%	6/24/24	4,265	4,653
	Williams Cos. Inc.	3.900%	1/15/25	5,116	5,456
	Williams Cos. Inc.	3.750%	6/15/27	8,500	8,926
	WPX Energy Inc.	5.250%	10/15/27	705	735
	WPX Energy Inc.	4.500%	1/15/30	2,807	2,814
	Other Industrial (0.0%)
	CBRE Services Inc.	4.875%	3/1/26	10,000	11,373

	Technology (5.9%)
	Adobe Inc.	1.900%	2/1/25	10,000	10,105
	Adobe Inc.	2.150%	2/1/27	35,000	35,583
	Apple Inc.	3.000%	2/9/24	32,300	33,885
	Apple Inc.	3.450%	5/6/24	30,000	32,223
	Apple Inc.	2.850%	5/11/24	9,150	9,567
	Apple Inc.	2.750%	1/13/25	68,358	71,572
	Apple Inc.	2.500%	2/9/25	27,342	28,346
	Apple Inc.	3.250%	2/23/26	88,151	94,985
	Apple Inc.	2.450%	8/4/26	69,739	71,997
	Apple Inc.	2.050%	9/11/26	45,000	45,475
	Apple Inc.	3.350%	2/9/27	41,175	44,711
	Apple Inc.	3.200%	5/11/27	56,086	60,566
	Apple Inc.	2.900%	9/12/27	53,037	56,325
	Apple Inc.	3.000%	11/13/27	10,000	10,697
10	Apple Inc.	0.500%	11/15/31	4,995	5,691

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Applied Materials Inc.	3.300%	4/1/27	34,321	37,102
	Autodesk Inc.	3.500%	6/15/27	9,000	9,674
	Autodesk Inc.	2.850%	1/15/30	15,000	15,363
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	19,450	20,031
8	Broadcom Inc.	3.625%	10/15/24	62,090	65,358
8	Broadcom Inc.	4.250%	4/15/26	9,320	10,062
8	CDK Global Inc.	5.250%	5/15/29	686	734
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	2,705	2,796
	Cisco Systems Inc.	2.500%	9/20/26	15,904	16,602
8	CommScope Finance LLC	5.500%	3/1/24	677	697
8	CommScope Finance LLC	8.250%	3/1/27	1,807	1,857
8	Dell International LLC / EMC Corp.	4.000%	7/15/24	10,000	10,650
10	Fidelity National Information Services Inc.	1.000%	12/3/28	1,900	2,159
	Fiserv Inc.	3.200%	7/1/26	92,520	97,721
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	24,990	28,266
	Intel Corp.	3.700%	7/29/25	31,950	35,026
	Intel Corp.	2.600%	5/19/26	25,000	26,089
	Intel Corp.	2.450%	11/15/29	28,650	29,312
	International Business Machines Corp.	3.625%	2/12/24	37,000	39,752
	International Business Machines Corp.	3.300%	5/15/26	108,665	116,966
	International Business Machines Corp.	3.500%	5/15/29	73,015	80,222
	Juniper Networks Inc.	4.350%	6/15/25	5,000	5,509
	Juniper Networks Inc.	3.750%	8/15/29	28,594	30,398
	Microsoft Corp.	2.700%	2/12/25	41,755	43,717
	Microsoft Corp.	3.125%	11/3/25	41,685	44,800
	Microsoft Corp.	2.400%	8/8/26	97,672	101,235
	Microsoft Corp.	3.300%	2/6/27	57,571	63,036
8	NXP BV / NXP Funding LLC	5.350%	3/1/26	30,000	34,612
	Oracle Corp.	3.400%	7/8/24	22,400	23,857
	Oracle Corp.	2.950%	11/15/24	44,875	47,217
	Oracle Corp.	2.950%	5/15/25	39,591	41,817
	Oracle Corp.	2.650%	7/15/26	35,985	37,471
	Oracle Corp.	3.250%	11/15/27	20,515	22,269
8	Presidio Holdings Inc.	4.875%	2/1/27	432	432
8	Presidio Holdings Inc.	8.250%	2/1/28	432	444
8	Qorvo Inc.	4.375%	10/15/29	6,305	6,557
	QUALCOMM Inc.	3.450%	5/20/25	10,000	10,722
	QUALCOMM Inc.	3.250%	5/20/27	85,553	91,827
8	SS&C Technologies Inc.	5.500%	9/30/27	1,848	1,954
	Tyco Electronics Group SA	3.450%	8/1/24	8,710	9,265
	Tyco Electronics Group SA	3.700%	2/15/26	25,263	27,126
	Tyco Electronics Group SA	3.125%	8/15/27	28,779	30,510
	Verisk Analytics Inc.	4.000%	6/15/25	16,000	17,465
	Verisk Analytics Inc.	4.125%	3/15/29	21,690	24,361
	Western Digital Corp.	4.750%	2/15/26	2,765	2,945
	Transportation (1.2%)
10	Abertis Infraestructuras SA	0.625%	7/15/25	2,200	2,416
11	Aurizon Network Pty Ltd.	4.000%	6/21/24	34,840	25,129
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	25,252	27,084
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	16,231	20,810
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	11,850	12,925
	Canadian National Railway Co.	2.750%	3/1/26	10,950	11,469
	Canadian Pacific Railway Co.	2.900%	2/1/25	7,108	7,444
8	Cargo Aircraft Management Inc.	4.750%	2/1/28	934	946
	CSX Corp.	3.350%	11/1/25	7,161	7,730
	CSX Corp.	2.600%	11/1/26	4,940	5,124
	CSX Corp.	3.250%	6/1/27	42,612	45,776
	Delta Air Lines Inc.	2.900%	10/28/24	32,800	33,174
8	ERAC USA Finance LLC	3.850%	11/15/24	8,000	8,628
8	ERAC USA Finance LLC	3.800%	11/1/25	9,000	9,741
10	International Consolidated Airlines Group SA	1.500%	7/4/27	3,500	3,903
	Norfolk Southern Corp.	3.650%	8/1/25	3,000	3,260
	Norfolk Southern Corp.	2.900%	6/15/26	5,400	5,668

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Norfolk Southern Corp.	3.800%	8/1/28	10,000	11,236
	Southwest Airlines Co.	3.000%	11/15/26	7,000	7,334
	Southwest Airlines Co.	7.375%	3/1/27	4,930	6,357
	Southwest Airlines Co.	3.450%	11/16/27	3,800	4,089
8	Stena International SA	6.125%	2/1/25	860	880
	Union Pacific Corp.	3.250%	1/15/25	1,465	1,558
	Union Pacific Corp.	3.250%	8/15/25	7,102	7,643
	Union Pacific Corp.	2.750%	3/1/26	9,017	9,386
	Union Pacific Corp.	2.150%	2/5/27	37,500	37,780
	Union Pacific Corp.	3.700%	3/1/29	4,750	5,282
5	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,264	4,631
	United Parcel Service Inc.	2.200%	9/1/24	25,000	25,489
	United Parcel Service Inc.	2.800%	11/15/24	4,450	4,663
	United Parcel Service Inc.	3.050%	11/15/27	30,185	32,442
					10,567,768
Utilities (4.0%)
	Electric (3.7%)
	AEP Transmission Co. LLC	3.100%	12/1/26	16,300	17,400
	Ameren Illinois Co.	3.250%	3/1/25	11,680	12,393
	Appalachian Power Co.	3.300%	6/1/27	2,860	3,042
	Arizona Public Service Co.	2.600%	8/15/29	8,530	8,695
7,11	Ausgrid Finance Pty Ltd., 3M Australian Bank Bill Rate + 1.220%	2.110%	10/30/24	9,160	6,188
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	16,025	17,247
8	Calpine Corp.	4.500%	2/15/28	5,105	5,060
8	Calpine Corp.	5.125%	3/15/28	3,520	3,502
8	Clearway Energy Operating LLC	4.750%	3/15/28	1,725	1,775
	Commonwealth Edison Co.	3.100%	11/1/24	5,790	6,078
	Commonwealth Edison Co.	2.550%	6/15/26	2,955	3,035
	Commonwealth Edison Co.	2.950%	8/15/27	2,000	2,109
	Connecticut Light & Power Co.	3.200%	3/15/27	10,330	11,064
	DTE Energy Co.	3.800%	3/15/27	21,680	23,432
	DTE Energy Co.	3.400%	6/15/29	17,760	18,606
	Duke Energy Carolinas LLC	2.950%	12/1/26	18,400	19,486
	Duke Energy Carolinas LLC	3.950%	11/15/28	13,339	15,114
	Duke Energy Carolinas LLC	2.450%	8/15/29	11,375	11,607
	Duke Energy Carolinas LLC	2.450%	2/1/30	26,990	27,567
	Duke Energy Corp.	3.150%	8/15/27	3,500	3,680
	Duke Energy Corp.	3.400%	6/15/29	18,400	19,764
	Duke Energy Florida LLC	3.200%	1/15/27	12,403	13,283
	Duke Energy Florida LLC	3.800%	7/15/28	29,164	32,530
	Duke Energy Florida LLC	2.500%	12/1/29	34,825	35,571
	Duke Energy Progress LLC	3.700%	9/1/28	5,781	6,411
10	E.ON SE	0.625%	11/7/31	3,100	3,412
	Edison International	5.750%	6/15/27	4,000	4,600
	Edison International	4.125%	3/15/28	2,000	2,124
	Entergy Arkansas Inc.	3.700%	6/1/24	9,708	10,407
	Entergy Arkansas Inc.	3.500%	4/1/26	24,414	26,094
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	12,935	15,047
	Entergy Louisiana LLC	5.400%	11/1/24	8,562	9,907
	Entergy Louisiana LLC	2.400%	10/1/26	18,176	18,445
	Entergy Louisiana LLC	3.120%	9/1/27	26,632	28,374
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	10,034
	Exelon Corp.	3.950%	6/15/25	23,652	25,776
	Exelon Corp.	3.400%	4/15/26	650	691
8	FirstEnergy Transmission LLC	4.350%	1/15/25	35,860	39,083
	Georgia Power Co.	2.200%	9/15/24	25,000	25,308
	ITC Holdings Corp.	3.250%	6/30/26	9,700	10,173
	ITC Holdings Corp.	3.350%	11/15/27	18,745	19,960
8	Kallpa Generacion SA	4.125%	8/16/27	11,000	11,319
8	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	9,984	11,140
	MidAmerican Energy Co.	3.100%	5/1/27	2,750	2,932
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	1,200	1,254

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	697	729
	National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	2,000	2,123
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	7,000	7,636
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	37,336	41,906
	National Rural Utilities Cooperative Finance Corp.	2.400%	3/15/30	17,420	17,696
	Nevada Power Co.	2.400%	5/1/30	11,640	11,629
	NextEra Energy Capital Holdings Inc.	3.150%	4/1/24	37,108	38,923
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	1,926	2,084
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	7,275	7,835
	NRG Energy Inc.	7.250%	5/15/26	1,810	1,955
	NSTAR Electric Co.	3.250%	11/15/25	10,000	10,645
	NSTAR Electric Co.	3.200%	5/15/27	50,840	54,347
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,500	2,621
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	45,200	50,519
	Oncor Electric Delivery Co. LLC	5.750%	3/15/29	19,475	25,063
	PacifiCorp	3.600%	4/1/24	14,000	14,901
	PacifiCorp	3.350%	7/1/25	17,720	18,912
	PacifiCorp	3.500%	6/15/29	15,485	17,059
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,333
	Potomac Electric Power Co.	3.600%	3/15/24	15,690	16,657
	Public Service Electric & Gas Co.	3.000%	5/15/27	2,000	2,121
	Public Service Electric & Gas Co.	3.200%	5/15/29	31,500	34,134
	Public Service Electric & Gas Co.	2.450%	1/15/30	7,500	7,711
	Puget Energy Inc.	3.650%	5/15/25	13,665	14,378
	Southern California Edison Co.	3.700%	8/1/25	13,871	15,039
	Southern California Edison Co.	4.200%	3/1/29	9,000	10,225
	Southwestern Electric Power Co.	4.100%	9/15/28	25,000	27,848
	Southwestern Public Service Co.	3.300%	6/15/24	41,070	43,439
8	Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,851
	Union Electric Co.	2.950%	6/15/27	12,861	13,406
	Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,400
	Virginia Electric & Power Co.	3.100%	5/15/25	8,885	9,347
	Virginia Electric & Power Co.	3.150%	1/15/26	12,295	13,056
	Virginia Electric & Power Co.	2.950%	11/15/26	56,752	59,638
	Virginia Electric & Power Co.	3.500%	3/15/27	11,487	12,525
8	Vistra Operations Co. LLC	5.000%	7/31/27	2,635	2,714
	Westar Energy Inc.	2.550%	7/1/26	2,000	2,050
	Westar Energy Inc.	3.100%	4/1/27	5,800	6,128
	Natural Gas (0.2%)
	Atmos Energy Corp.	3.000%	6/15/27	1,165	1,231
9	Centrica plc	4.375%	3/13/29	4,000	6,360
8	Engie SA	2.875%	10/10/22	3,480	3,574
	Piedmont Natural Gas Co. Inc.	3.500%	6/1/29	15,000	16,363
	Sempra Energy	3.250%	6/15/27	6,360	6,716
	Sempra Energy	3.400%	2/1/28	15,912	16,854
	Southern California Gas Co.	2.550%	2/1/30	18,220	18,673
	Southern Co. Gas Capital Corp.	3.250%	6/15/26	4,125	4,326
	Other Utility (0.1%)
11	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	30,550	22,802
					1,336,201
Total Corporate Bonds (Cost $20,209,861)					21,276,539
Sovereign Bonds (6.1%)
8	Abu Dhabi National Energy Co. PJSC	4.875%	4/23/30	9,450	10,918
8	Banco Latinoamericano de Comercio Exterior SA	3.250%	5/7/20	4,000	4,009
8	Banque Ouest Africaine de Developpement	5.000%	7/27/27	1,329	1,439
8	Banque Ouest Africaine de Developpement	4.700%	10/22/31	4,150	4,370
8	Bermuda	4.138%	1/3/23	10,964	11,560
8	Bermuda	4.854%	2/6/24	3,517	3,863
	Bermuda	4.854%	2/6/24	8,791	9,663
5	Bermuda	4.750%	2/15/29	12,860	14,829
8	CDP Financial Inc.	3.150%	7/24/24	8,000	8,490

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	3,300	3,489
	CNOOC Finance 2015 USA LLC	3.750%	5/2/23	8,231	8,641
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	2,105	2,240
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	35,711	38,696
8	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,037
	Corp Financiera de Desarrollo SA	4.750%	7/15/25	10,100	11,152
	Development Bank of Kazakhstan JSC	4.125%	12/10/22	8,605	8,990
8,13	Dexia Credit Local SA	1.875%	9/15/21	10,000	10,046
8,13	Dexia Credit Local SA	2.375%	9/20/22	1,750	1,785
	Dominican Republic	6.600%	1/28/24	3,250	3,619
8	Dominican Republic	5.875%	1/30/60	18,225	18,225
8	Electricite de France SA	4.500%	9/21/28	5,000	5,711
8	Emirate of Abu Dhabi	2.125%	9/30/24	91,000	91,543
8	Emirate of Abu Dhabi	3.125%	9/30/49	21,875	21,987
	Empresa Nacional del Petroleo	4.375%	10/30/24	13,883	14,799
5	Empresa Nacional del Petroleo	5.250%	11/6/29	49,663	56,392
	Equinor ASA	3.150%	1/23/22	3,000	3,090
	Equinor ASA	2.450%	1/17/23	3,000	3,069
	Equinor ASA	3.950%	5/15/43	3,191	3,732
	Export-Import Bank of India	3.875%	3/12/24	3,900	4,109
	Export-Import Bank of India	3.375%	8/5/26	3,000	3,102
8	Export-Import Bank of India	3.875%	2/1/28	9,675	10,297
	Export-Import Bank of Korea	5.125%	6/29/20	17,000	17,212
	Export-Import Bank of Korea	3.000%	11/1/22	38,308	39,594
5	Federative Republic of Brazil	4.625%	1/13/28	18,200	20,100
5	Federative Republic of Brazil	4.750%	1/14/50	28,615	29,366
	Fondo MIVIVIENDA SA	3.500%	1/31/23	12,050	12,415
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	2,650	2,874
	ICBCIL Finance Co. Ltd.	3.250%	3/17/20	4,800	4,805
	ICBCIL Finance Co. Ltd.	3.000%	4/5/20	3,538	3,541
	ICBCIL Finance Co. Ltd.	3.200%	11/10/20	5,000	5,031
	ICBCIL Finance Co. Ltd.	3.375%	4/5/22	10,000	10,202
8	KazMunayGas National Co. JSC	6.375%	10/24/48	5,400	7,209
8	Kingdom of Saudi Arabia	2.375%	10/26/21	785	791
	Kingdom of Saudi Arabia	2.375%	10/26/21	131,077	132,166
	Kingdom of Saudi Arabia	4.000%	4/17/25	13,500	14,708
	Kingdom of Saudi Arabia	4.375%	4/16/29	17,450	19,931
	Korea Hydro & Nuclear Power Co. Ltd.	3.000%	9/19/22	2,800	2,878
14	KSA Sukuk Ltd.	3.628%	4/20/27	34,280	37,004
	North American Development Bank	2.400%	10/26/22	1,300	1,316
	NTPC Ltd.	4.250%	2/26/26	6,250	6,685
8	Ontario Teachers' Cadillac Fairview Properties Trust	3.125%	3/20/22	6,000	6,159
8	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	7,000	7,644
8	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	11,900	13,520
8,10	Perusahaan Listrik Negara PT	1.875%	11/5/31	13,940	15,494
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	17,330	18,868
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	8,550	9,448
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	28,300	30,705
	Petroleos Mexicanos	6.875%	8/4/26	38,815	43,840
8	Petroleos Mexicanos	6.490%	1/23/27	53,545	58,179
	Petroleos Mexicanos	6.500%	3/13/27	6,235	6,769
8	Petroleos Mexicanos	6.950%	1/28/60	28,875	29,302
5	Republic of Colombia	4.500%	1/28/26	48,147	53,012
	Republic of Colombia	10.375%	1/28/33	33,975	55,312
	Republic of Croatia	6.375%	3/24/21	7,250	7,605
10	Republic of Croatia	3.000%	3/20/27	12,582	16,352
10	Republic of Croatia	1.125%	6/19/29	22,630	26,107
	Republic of Honduras	6.250%	1/19/27	8,637	9,593
	Republic of Hungary	6.375%	3/29/21	13,614	14,347
	Republic of Hungary	5.375%	2/21/23	18,500	20,350
	Republic of Hungary	5.750%	11/22/23	22,242	25,300
8	Republic of Indonesia	3.700%	1/8/22	3,124	3,218
	Republic of Indonesia	3.750%	4/25/22	88,508	91,555
	Republic of Indonesia	5.375%	10/17/23	6,400	7,132

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of Indonesia	5.875%	1/15/24	26,830	30,493
	Republic of Indonesia	4.350%	1/8/27	20,000	22,162
8,10	Republic of Italy	3.850%	9/1/49	2,060	3,255
	Republic of Lithuania	7.375%	2/11/20	23,356	23,385
8	Republic of Lithuania	6.125%	3/9/21	7,400	7,734
	Republic of Lithuania	6.125%	3/9/21	42,564	44,543
	Republic of Lithuania	6.625%	2/1/22	12,000	13,130
10	Republic of Lithuania	1.625%	6/19/49	6,800	9,191
5	Republic of Panama	4.000%	9/22/24	4,850	5,232
	Republic of Panama	7.125%	1/29/26	10,000	12,625
	Republic of Panama	8.125%	4/28/34	9,236	13,531
	Republic of Paraguay	5.600%	3/13/48	8,250	9,861
5,8	Republic of Paraguay	5.400%	3/30/50	14,450	16,834
	Republic of Poland	5.125%	4/21/21	10,505	10,925
10	Republic of Romania	2.500%	2/8/30	5,270	6,387
10	Republic of Romania	2.124%	7/16/31	2,630	3,040
	Republic of Serbia	7.250%	9/28/21	13,696	14,865
	Republic of Slovenia	5.500%	10/26/22	36,554	40,066
	Republic of South Africa	5.875%	9/16/25	21,437	23,673
	Republic of South Africa	4.850%	9/27/27	8,520	8,913
15	Republic of South Africa	7.000%	2/28/31	653,700	37,007
8,10	Romanian Government International Bond	3.375%	1/28/50	28,363	33,012
	Russian Federation	4.750%	5/27/26	17,400	19,669
8	SABIC Capital II BV	4.000%	10/10/23	15,288	16,129
	SABIC Capital II BV	4.000%	10/10/23	12,000	12,681
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	13,170	13,520
	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	5,000	5,340
8	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	12,500	13,441
	Sinopec Group Overseas Development 2017 Ltd.	3.625%	4/12/27	13,770	14,754
	Sinopec Group Overseas Development 2017 Ltd.	3.250%	9/13/27	51,800	54,432
8	Sinopec Group Overseas Development 2018 Ltd.	2.950%	11/12/29	1,349	1,387
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	4,005	4,335
	State Grid Overseas Investment 2016 Ltd.	3.750%	5/2/23	5,245	5,502
	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	16,000	17,153
	State of Israel	3.150%	6/30/23	2,000	2,094
10	State of Israel	2.875%	1/29/24	1,100	1,360
	State of Israel	3.375%	1/15/50	12,200	12,758
	State of Qatar	2.375%	6/2/21	775	779
	State of Qatar	3.375%	3/14/24	75,402	79,549
	State of Qatar	4.000%	3/14/29	24,215	27,336
	State of Qatar	4.817%	3/14/49	3,010	3,838
8	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,018
10	United Mexican States	1.625%	4/8/26	13,622	15,800
	United Mexican States	4.500%	4/22/29	3,763	4,217
5	United Mexican States	3.250%	4/16/30	8,000	8,167
Total Sovereign Bonds (Cost $1,980,351)					2,057,654
Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.420%	5/1/21	4,000	4,044
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue	2.995%	7/1/20	1,250	1,256
	Illinois GO	5.000%	1/1/23	1,835	1,966
	JobsOhio Beverage System Statewide Liquor Profits Revenue	2.885%	1/1/21	1,000	1,010
16	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	15,435	20,052
7	New Mexico Educational Assistance Foundation 2013-1, 1M USD LIBOR + 0.700%	2.481%	1/2/25	1,597	1,595
	New York City NY Transitional Finance Authority Future Tax Revenue	5.125%	2/1/24	1,500	1,694
	New York State Dormitory Authority Revenue (Employer Assessment)	3.892%	12/1/24	2,000	2,198

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,369
	San Diego County CA Regional Airport Authority Revenue	3.730%	7/1/21	800	823
	San Diego County CA Regional Airport Authority Revenue	5.594%	7/1/43	6,200	7,111
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	4,765	5,788
	Texas GO	3.682%	8/1/24	2,000	2,105
	Texas Private Activity Surface Transportation Corp. Revenue	3.922%	12/31/49	8,550	9,324
	University of California Revenue	2.300%	5/15/21	1,000	1,010
Total Taxable Municipal Bonds (Cost $59,185)					62,345

				Shares
Common Stocks (0.2%)
	iShares iBoxx $ Investment Grade Corporate Bond ETF			382,500	50,142
Temporary Cash Investment (3.3%)
Money Market Fund (3.3%)
17	Vanguard Market Liquidity Fund (Cost $1,127,549)	1.730%		11,273,586	1,127,584

	Expiration Date	Contracts	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options (0.0%)
10-Year U.S. Treasury Note Futures Contracts	2/24/20	797	$130.00	103,610	87

	Counterparty	Expiration Date
Over-the-Counter Swaptions (0.0%)
Call Swaptions (0.0%)
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	47,725	427
Put Swaptions (0.0%)
5-Year CDX-NA-HY-33-V2, Credit Protection Sold, Receives 5.000% Quarterly	BNPSW	3/18/20	1.060%	31,980	124
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	63,590	54
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	63,960	83
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	95,380	31
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	95,380	124
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	BOANA	3/18/20	0.475%	200,000	532
5-Year CDX-NA-IG-33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.475%	470,000	1,251
					2,626
Total Options Purchased (Cost $1,939)					2,713
Total Investments (98.6%) (Cost $31,725,506)					33,121,618

Vanguard® Intermediate-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.7%)
[5,6,18]	UMBS Pool	3.000%	2/1/49-2/1/50	(238,350)	(243,751)
[5,6,18]	UMBS Pool	4.000%	1/1/50-2/1/50	(3,600)	(3,760)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $244,695)					(247,511)
Other Assets and Liabilities—Net (2.1%)					730,707
Net Assets (100%)					33,604,814

§	Security value determined using significant unobservable inputs.
1	Securities with a value of $3,176,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $9,543,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $30,311,000 have been segregated as initial margin for open futures contracts.
4	Securities with a value of $1,548,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7	Adjustable-rate security; rate shown is effective rate at period end. Certain adjustable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $4,314,719,000, representing 12.8% of net assets.
9	Face amount denominated in British pounds.
10	Face amount denominated in euro.
11	Face amount denominated in Australian dollars.
12	Non-income-producing security—security in default.
13	Guaranteed by multiple countries.
14	Guaranteed by the Kingdom of Saudi Arabia.
15	Face amount denominated in South African rand.
16	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
18	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2020.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CMT—Constant Maturing Treasury Rate.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
JPMC—JP Morgan Chase Bank.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
REMICS—Real Estate Mortgage Investment Conduits.
TBA—To Be Announced.
UMBS—Uniform Mortgage-Backed Securities.

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (10.7%)
U.S. Government Securities (8.3%)
	United States Treasury Note/Bond	1.500%	8/15/22	5,000	5,023
	United States Treasury Note/Bond	2.250%	11/15/24	10,808	11,270
	United States Treasury Note/Bond	1.750%	12/31/24	2,500	2,551
	United States Treasury Note/Bond	1.375%	8/31/26	10,000	9,978
	United States Treasury Note/Bond	1.750%	12/31/26	2,000	2,043
	United States Treasury Note/Bond	2.375%	5/15/29	65,000	69,926
	United States Treasury Note/Bond	1.625%	8/15/29	10,000	10,106
	United States Treasury Note/Bond	1.750%	11/15/29	27,850	28,455
1,2,3	United States Treasury Note/Bond	4.500%	2/15/36	172,000	239,563
	United States Treasury Note/Bond	4.750%	2/15/37	109,059	157,830
	United States Treasury Note/Bond	5.000%	5/15/37	50,000	74,469
	United States Treasury Note/Bond	4.375%	5/15/40	20,090	28,653
	United States Treasury Note/Bond	4.750%	2/15/41	100,000	149,875
	United States Treasury Note/Bond	4.375%	5/15/41	40,735	58,391
	United States Treasury Note/Bond	3.750%	8/15/41	90,000	119,081
	United States Treasury Note/Bond	3.125%	2/15/43	27,190	32,930
	United States Treasury Note/Bond	2.875%	5/15/43	53,100	61,878
	United States Treasury Note/Bond	3.000%	11/15/44	64,210	76,601
2	United States Treasury Note/Bond	2.500%	2/15/45	27,462	30,067
	United States Treasury Note/Bond	3.000%	5/15/45	36,875	44,088
	United States Treasury Note/Bond	2.875%	8/15/45	65,055	76,237
2	United States Treasury Note/Bond	3.000%	11/15/45	59,882	71,793
	United States Treasury Note/Bond	2.250%	8/15/46	9,500	9,953
	United States Treasury Note/Bond	3.000%	5/15/47	31,000	37,491
	United States Treasury Note/Bond	2.750%	11/15/47	47,602	55,129
	United States Treasury Note/Bond	3.000%	2/15/48	15,000	18,197
	United States Treasury Note/Bond	3.125%	5/15/48	30,000	37,270
	United States Treasury Note/Bond	3.375%	11/15/48	15,000	19,535
	United States Treasury Note/Bond	2.875%	5/15/49	10,000	11,942
	United States Treasury Note/Bond	2.250%	8/15/49	50,000	52,781
	United States Treasury Note/Bond	2.375%	11/15/49	42,500	46,079
	United States Treasury Strip Principal	0.000%	2/15/48	47,795	26,896
					1,676,081
Agency Bonds and Notes (0.3%)
	Tennessee Valley Authority	5.250%	9/15/39	33,800	48,679
	Tennessee Valley Authority	4.250%	9/15/65	10,000	14,192
					62,871
Conventional Mortgage-Backed Securities (1.6%)
4,5	Fannie Mae Pool	2.980%	9/1/34	1,380	1,501
4,5	Fannie Mae Pool	3.230%	7/1/32	3,502	3,899
4,5	Fannie Mae Pool	3.250%	6/1/32	6,115	6,814
4,5	Fannie Mae Pool	3.260%	9/1/32	26,625	29,734
4,5	Fannie Mae Pool	3.360%	6/1/34	13,215	14,911
4,5	Fannie Mae Pool	3.390%	7/1/34	12,909	14,596
4,5	Fannie Mae Pool	3.440%	3/1/33	10,900	12,366
4,5	Fannie Mae Pool	3.490%	2/1/32	5,695	6,458
4,5	Fannie Mae Pool	3.560%	4/1/33	13,538	15,480
4,5	Fannie Mae Pool	3.580%	8/1/30–4/1/33	17,561	19,958
4,5	Fannie Mae Pool	3.590%	5/1/34	29,275	33,614
4,5	Fannie Mae Pool	3.610%	5/1/33	13,748	15,795
4,5	Fannie Mae Pool	3.620%	8/1/30–4/1/34	17,586	19,918
4,5	Fannie Mae Pool	3.670%	3/1/31	5,960	6,831
4,5	Fannie Mae Pool	3.690%	8/1/30	8,625	9,877
4,5	Fannie Mae Pool	3.765%	3/1/34	33,570	39,244
4,5	Fannie Mae Pool	3.970%	1/1/34	41,879	49,470
4,5	Fannie Mae Pool	4.030%	12/1/33–1/1/34	9,198	10,923
4,5	Fannie Mae Pool	4.130%	12/1/30	6,430	7,597
4,5	Fannie Mae Pool	4.180%	12/1/30	7,780	9,193
					328,179
Nonconventional Mortgage-Backed Securities (0.5%)
4,5	Fannie Mae REMICS	3.000%	7/25/47	12,564	13,757

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae REMICS	3.500%	12/25/47–4/25/59	33,753	38,780
4,5	Freddie Mac REMICS	3.000%	4/15/47	11,716	12,587
4	Ginnie Mae REMICS	3.000%	7/20/47–8/20/47	27,944	30,003
4	Government National Mortgage Assn.	1.750%	7/20/44	11,932	10,945
					106,072
Total U.S. Government and Agency Obligations (Cost $1,966,363)					2,173,203
Asset-Backed/Commercial Mortgage-Backed Securities (0.6%)
4,5	FHLMC Multifamily Structured Pass Through Certificates K1511	3.542%	3/25/34	25,575	29,012
4,5	FHLMC Multifamily Structured Pass Through Certificates K155	3.750%	11/25/32	21,750	24,755
4,5	FHLMC Multifamily Structured Pass Through Certificates K157	3.990%	5/25/33	25,355	29,387
4,5	Freddie Mac Multifamily Structured Pass Through Certificates	3.900%	12/25/30	35,030	40,314
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $113,148)					123,468
_____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
Corporate Bonds (73.4%)
Finance (18.1%)
	Banking (12.1%)
4	Bank of America Corp.	3.705%	4/24/28	25,080	27,415
4	Bank of America Corp.	3.974%	2/7/30	26,735	30,005
4	Bank of America Corp.	2.884%	10/22/30	18,155	18,776
4	Bank of America Corp.	4.244%	4/24/38	80,255	95,789
4	Bank of America Corp.	4.078%	4/23/40	30,700	36,055
	Bank of America Corp.	5.875%	2/7/42	19,230	28,016
4	Bank of America Corp.	4.443%	1/20/48	26,455	33,426
4	Bank of America Corp.	3.946%	1/23/49	62,960	73,915
4	Bank of America Corp.	4.330%	3/15/50	29,530	36,760
	Bank of America NA	6.000%	10/15/36	20,450	29,123
	Bank One Corp.	8.000%	4/29/27	7,080	9,619
4,6	BNP Paribas SA	3.052%	1/13/31	2,900	2,956
4	Citigroup Inc.	2.976%	11/5/30	39,175	40,619
4	Citigroup Inc.	2.666%	1/29/31	19,660	19,889
4	Citigroup Inc.	3.878%	1/24/39	69,980	80,180
	Citigroup Inc.	4.650%	7/30/45	13,142	17,115
4	Citigroup Inc.	4.281%	4/24/48	13,570	17,038
	Citigroup Inc.	4.650%	7/23/48	48,012	62,490
6	Commonwealth Bank of Australia	3.743%	9/12/39	2,000	2,109
6	Commonwealth Bank of Australia	3.900%	7/12/47	3,500	4,057
4	Goldman Sachs Group Inc.	4.223%	5/1/29	31,545	35,481
4	Goldman Sachs Group Inc.	4.017%	10/31/38	139,440	157,468
4	Goldman Sachs Group Inc.	4.411%	4/23/39	42,772	50,548
	Goldman Sachs Group Inc.	6.250%	2/1/41	13,370	19,559
	Goldman Sachs Group Inc.	4.800%	7/8/44	15,000	18,994
	Goldman Sachs Group Inc.	4.750%	10/21/45	8,724	11,101
4	HSBC Holdings plc	4.041%	3/13/28	4,026	4,401
	HSBC Holdings plc	7.625%	5/17/32	15,263	21,866
	HSBC Holdings plc	6.500%	9/15/37	27,272	38,444
	HSBC Holdings plc	6.800%	6/1/38	48,749	71,055
	HSBC Holdings plc	6.100%	1/14/42	9,720	13,971
4	JPMorgan Chase & Co.	4.203%	7/23/29	23,255	26,467
4	JPMorgan Chase & Co.	3.702%	5/6/30	35,300	38,761
4	JPMorgan Chase & Co.	2.739%	10/15/30	42,415	43,528
	JPMorgan Chase & Co.	6.400%	5/15/38	54,099	80,148
4	JPMorgan Chase & Co.	3.882%	7/24/38	72,532	82,755
	JPMorgan Chase & Co.	5.500%	10/15/40	25,390	35,478
	JPMorgan Chase & Co.	5.600%	7/15/41	11,247	15,859
4	JPMorgan Chase & Co.	4.260%	2/22/48	36,921	45,816
4	JPMorgan Chase & Co.	4.032%	7/24/48	32,890	39,622
4	JPMorgan Chase & Co.	3.964%	11/15/48	101,246	120,613

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	JPMorgan Chase & Co.	3.897%	1/23/49	43,395	50,737
	Mitsubishi UFJ Financial Group Inc.	4.153%	3/7/39	2,150	2,568
4	Morgan Stanley	2.699%	1/22/31	40,285	40,908
	Morgan Stanley	7.250%	4/1/32	6,870	10,138
4	Morgan Stanley	3.971%	7/22/38	103,500	118,354
4	Morgan Stanley	4.457%	4/22/39	4,600	5,653
	Morgan Stanley	6.375%	7/24/42	33,160	50,290
	Morgan Stanley	4.300%	1/27/45	30,041	36,684
	Morgan Stanley	4.375%	1/22/47	44,780	55,636
	State Street Corp.	2.400%	1/24/30	22,250	22,457
	Wachovia Corp.	5.500%	8/1/35	2,322	3,085
4	Wells Fargo & Co.	2.879%	10/30/30	38,035	39,061
	Wells Fargo & Co.	5.375%	11/2/43	55,167	73,272
	Wells Fargo & Co.	5.606%	1/15/44	130,765	177,606
	Wells Fargo & Co.	4.650%	11/4/44	2,957	3,648
	Wells Fargo & Co.	3.900%	5/1/45	3,837	4,506
	Wells Fargo & Co.	4.900%	11/17/45	19,485	24,473
	Wells Fargo & Co.	4.400%	6/14/46	31,792	37,686
	Wells Fargo & Co.	4.750%	12/7/46	42,559	52,857
	Wells Fargo Bank NA	6.600%	1/15/38	500	743
	Westpac Banking Corp.	4.421%	7/24/39	4,431	5,087
	Brokerage (0.2%)
6	AG Issuer LLC	6.250%	3/1/28	13	13
6	FMR LLC	6.450%	11/15/39	16,010	23,579
	Intercontinental Exchange Inc.	4.250%	9/21/48	5,800	7,315
	Invesco Finance plc	5.375%	11/30/43	6,993	8,865
	Insurance (5.4%)
	ACE Capital Trust II	9.700%	4/1/30	3,745	5,707
	Aflac Inc.	4.000%	10/15/46	947	1,098
	Allstate Corp.	4.500%	6/15/43	947	1,197
	Allstate Corp.	4.200%	12/15/46	14,385	17,549
	Allstate Corp.	3.850%	8/10/49	19,156	22,280
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,000	2,468
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	32,195	39,035
	Berkshire Hathaway Finance Corp.	4.250%	1/15/49	67,922	83,087
	Berkshire Hathaway Inc.	4.500%	2/11/43	47,747	60,435
6	Centene Corp.	4.750%	1/15/25	75	78
6	Centene Corp.	4.250%	12/15/27	150	156
6	Centene Corp.	4.625%	12/15/29	145	156
7	Chubb INA Holdings Inc.	0.875%	12/15/29	1,060	1,201
7	Chubb INA Holdings Inc.	2.500%	3/15/38	400	540
6	Jackson National Life Insurance Co.	8.150%	3/15/27	189	255
	Markel Corp.	4.150%	9/17/50	1,944	2,157
	Marsh & McLennan Cos. Inc.	4.750%	3/15/39	19,219	24,378
	Marsh & McLennan Cos. Inc.	4.350%	1/30/47	22,580	27,471
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	23,101	30,539
6	Massachusetts Mutual Life Insurance Co.	3.729%	10/15/70	15,356	15,894
	MetLife Inc.	4.125%	8/13/42	56,081	67,061
	MetLife Inc.	4.875%	11/13/43	10,000	12,980
	MetLife Inc.	4.050%	3/1/45	3,236	3,786
	MetLife Inc.	4.600%	5/13/46	9,700	12,284
6	Metropolitan Life Insurance Co.	7.800%	11/1/25	13,700	17,560
6	Nationwide Mutual Insurance Co.	9.375%	8/15/39	24,046	42,655
6	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	15,845
6	New York Life Insurance Co.	5.875%	5/15/33	36,125	49,082
6	New York Life Insurance Co.	4.450%	5/15/69	3,880	4,804
4,6	Nippon Life Insurance Co.	3.400%	1/23/50	1,400	1,424
6	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	8,944	9,964
6	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	33,074	35,492
4,6	Pacific Life Insurance Co.	4.300%	10/24/67	6,295	7,006
	Progressive Corp.	4.125%	4/15/47	4,420	5,350
	Progressive Corp.	4.200%	3/15/48	2,867	3,522
	Prudential Financial Inc.	5.700%	12/14/36	1,973	2,750

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Prudential Financial Inc.	4.600%	5/15/44	4,784	5,922
4	Prudential Financial Inc.	5.375%	5/15/45	128	143
	Prudential Financial Inc.	3.905%	12/7/47	1,420	1,603
	Prudential Financial Inc.	3.935%	12/7/49	10,205	11,458
	Prudential Financial Inc.	3.700%	3/13/51	67,884	73,024
6	Securian Financial Group Inc.	4.800%	4/15/48	5,706	7,282
	Travelers Cos. Inc.	4.600%	8/1/43	1,100	1,427
	Travelers Cos. Inc.	3.750%	5/15/46	954	1,109
	Travelers Cos. Inc.	4.000%	5/30/47	4,222	5,024
	Travelers Cos. Inc.	4.100%	3/4/49	20,000	24,212
	UnitedHealth Group Inc.	5.800%	3/15/36	34,886	47,466
	UnitedHealth Group Inc.	6.875%	2/15/38	10,130	15,384
	UnitedHealth Group Inc.	3.500%	8/15/39	21,546	23,146
	UnitedHealth Group Inc.	4.375%	3/15/42	24,917	29,701
	UnitedHealth Group Inc.	3.950%	10/15/42	1,042	1,197
	UnitedHealth Group Inc.	4.750%	7/15/45	53,920	67,356
	UnitedHealth Group Inc.	4.250%	4/15/47	12,111	14,415
	UnitedHealth Group Inc.	3.750%	10/15/47	32,705	35,805
	UnitedHealth Group Inc.	4.250%	6/15/48	26,467	31,162
	UnitedHealth Group Inc.	4.450%	12/15/48	2,891	3,513
	UnitedHealth Group Inc.	3.700%	8/15/49	34,722	38,035
	UnitedHealth Group Inc.	3.875%	8/15/59	30,185	33,591
7	Zurich Finance Ireland Designated Activity Co.	1.625%	6/17/39	970	1,207
	Other Finance (0.0%)
7	Vonovia Finance BV	2.750%	3/22/38	700	949

	Real Estate Investment Trusts (0.4%)
	Alexandria Real Estate Equities Inc.	4.850%	4/15/49	1,500	1,940
	Alexandria Real Estate Equities Inc.	4.000%	2/1/50	3,837	4,485
	Camden Property Trust	3.350%	11/1/49	3,298	3,493
	ERP Operating LP	4.500%	7/1/44	2,384	2,986
6	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.	4.250%	2/1/27	105	105
7	Prologis Euro Finance LLC	0.375%	2/6/28	425	472
	Simon Property Group LP	4.250%	10/1/44	715	846
	Simon Property Group LP	3.250%	9/13/49	51,705	53,310
	UDR Inc.	3.100%	11/1/34	8,100	8,461
					3,669,983
Industrial (40.0%)
	Basic Industry (0.5%)
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	15,947	18,741
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,311	5,683
	Celulosa Arauco y Constitucion SA	5.500%	11/2/47	375	401
6	Novelis Corp.	4.750%	1/30/30	55	55
6	OCI NV	5.250%	11/1/24	160	165
	Packaging Corp. of America	4.050%	12/15/49	400	438
	Praxair Inc.	3.550%	11/7/42	1,849	2,040
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	9,295	12,509
	Rio Tinto Finance USA plc	4.125%	8/21/42	44,895	52,788
6	Suzano Austria GmbH	7.000%	3/16/47	1,000	1,193
	Vale Overseas Ltd.	6.250%	8/10/26	181	214
7	Vale SA	3.750%	1/10/23	1,530	1,845
	Capital Goods (2.3%)
6	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	150	151
	Ball Corp.	4.875%	3/15/26	95	104
6	Berry Global Inc.	4.875%	7/15/26	307	322
	Boeing Co.	6.125%	2/15/33	13,565	18,248
	Boeing Co.	3.550%	3/1/38	19,925	21,360
	Boeing Co.	3.500%	3/1/39	4,149	4,356
	Boeing Co.	6.875%	3/15/39	10,929	16,272
	Boeing Co.	5.875%	2/15/40	2,940	3,999

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boeing Co.	7.875%	4/15/43	1,955	3,121
	Boeing Co.	3.375%	6/15/46	5,000	5,041
	Boeing Co.	3.625%	3/1/48	10,275	10,829
	Boeing Co.	3.750%	2/1/50	44,800	48,447
	Boeing Co.	3.825%	3/1/59	4,434	4,751
	Boeing Co.	3.950%	8/1/59	27,225	29,277
6	Bombardier Inc.	7.875%	4/15/27	50	47
	Caterpillar Inc.	6.050%	8/15/36	5,138	7,233
	Caterpillar Inc.	3.803%	8/15/42	26,112	30,350
	Caterpillar Inc.	3.250%	9/19/49	17,294	18,118
	Caterpillar Inc.	4.750%	5/15/64	15,639	20,950
6	CFX Escrow Corp.	6.375%	2/15/26	142	153
6	Clean Harbors Inc.	4.875%	7/15/27	152	159
6	Clean Harbors Inc.	5.125%	7/15/29	47	50
	Honeywell International Inc.	5.700%	3/15/36	10,300	14,400
	Honeywell International Inc.	5.700%	3/15/37	6,250	8,840
	Lockheed Martin Corp.	4.500%	5/15/36	7,189	8,910
	Lockheed Martin Corp.	4.070%	12/15/42	4,784	5,768
	Lockheed Martin Corp.	3.800%	3/1/45	8,571	9,930
	Lockheed Martin Corp.	4.700%	5/15/46	3,875	5,112
	Lockheed Martin Corp.	4.090%	9/15/52	23,567	29,145
6	Mueller Water Products Inc.	5.500%	6/15/26	210	220
	Northrop Grumman Corp.	4.030%	10/15/47	17,120	20,010
	Raytheon Co.	4.700%	12/15/41	29,685	38,494
	Raytheon Co.	4.200%	12/15/44	1,000	1,224
6	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.125%	7/15/23	20	20
6	Sealed Air Corp.	4.000%	12/1/27	100	101
6	Silgan Holdings Inc.	4.125%	2/1/28	145	144
	Spirit AeroSystems Inc.	4.600%	6/15/28	55	56
	Stanley Black & Decker Inc.	4.850%	11/15/48	32,025	41,921
6	TransDigm Inc.	6.250%	3/15/26	313	338
	TransDigm Inc.	7.500%	3/15/27	99	109
6	TransDigm Inc.	5.500%	11/15/27	245	246
6	Trivium Packaging Finance BV	5.500%	8/15/26	50	53
6	Trivium Packaging Finance BV	8.500%	8/15/27	105	116
	United Rentals North America Inc.	4.625%	10/15/25	104	106
	United Rentals North America Inc.	6.500%	12/15/26	379	412
	United Rentals North America Inc.	3.875%	11/15/27	165	167
	United Technologies Corp.	6.125%	7/15/38	7,535	11,017
	United Technologies Corp.	3.750%	11/1/46	22,160	25,453
	United Technologies Corp.	4.625%	11/16/48	7,287	9,587
	Communication (5.5%)
	America Movil SAB de CV	4.375%	4/22/49	50,205	60,757
6	CCO Holdings LLC / CCO Holdings Capital Corp.	4.750%	3/1/30	394	405
	Comcast Corp.	4.250%	10/15/30	9,518	11,170
	Comcast Corp.	5.650%	6/15/35	33,707	46,454
	Comcast Corp.	6.500%	11/15/35	4,320	6,339
	Comcast Corp.	3.200%	7/15/36	16,810	17,794
	Comcast Corp.	3.900%	3/1/38	39,335	44,881
	Comcast Corp.	6.400%	5/15/38	3,452	5,075
	Comcast Corp.	4.600%	10/15/38	54,153	66,773
	Comcast Corp.	3.250%	11/1/39	3,000	3,220
	Comcast Corp.	4.650%	7/15/42	1,000	1,245
	Comcast Corp.	4.500%	1/15/43	1,184	1,453
	Comcast Corp.	4.750%	3/1/44	60,670	77,840
	Comcast Corp.	4.600%	8/15/45	25,375	31,614
	Comcast Corp.	3.400%	7/15/46	20,295	21,422
	Comcast Corp.	4.000%	8/15/47	18,875	21,657
	Comcast Corp.	3.969%	11/1/47	83,688	95,501
	Comcast Corp.	4.000%	3/1/48	30,340	35,298
	Comcast Corp.	4.700%	10/15/48	41,185	52,855
	Comcast Corp.	3.999%	11/1/49	31,176	36,179

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Corp.	3.450%	2/1/50	14,230	15,310
	Comcast Corp.	4.049%	11/1/52	23,810	27,950
	Comcast Corp.	4.950%	10/15/58	95,256	129,996
6	Connect Finco SARL / Connect US Finco LLC	6.750%	10/1/26	110	116
6	CSC Holdings LLC	5.375%	2/1/28	195	207
6	CSC Holdings LLC	6.500%	2/1/29	195	217
6	CSC Holdings LLC	5.750%	1/15/30	175	188
6	Deutsche Telekom AG	3.625%	1/21/50	3,180	3,272
6	Diamond Sports Group LLC / Diamond Sports Finance Co.	5.375%	8/15/26	35	35
6	Diamond Sports Group LLC / Diamond Sports Finance Co.	6.625%	8/15/27	156	146
6	Fox Corp.	5.576%	1/25/49	966	1,265
6	Lamar Media Corp.	3.750%	2/15/28	80	80
6	Lamar Media Corp.	4.000%	2/15/30	80	81
6	Level 3 Financing Inc.	3.400%	3/1/27	245	252
6	Level 3 Financing Inc.	4.625%	9/15/27	313	321
7	MMS USA Investments Inc.	1.250%	6/13/28	700	796
6	National CineMedia LLC	5.875%	4/15/28	160	167
	NBCUniversal Media LLC	5.950%	4/1/41	16,947	24,327
	NBCUniversal Media LLC	4.450%	1/15/43	22,650	27,436
	Netflix Inc.	4.875%	4/15/28	25	27
6	Netflix Inc.	4.875%	6/15/30	115	120
6	Nexstar Escrow Inc.	5.625%	7/15/27	242	254
	S&P Global Inc.	3.250%	12/1/49	2,000	2,134
6	Sirius XM Radio Inc.	4.625%	7/15/24	104	108
6	Sirius XM Radio Inc.	5.000%	8/1/27	99	104
	Sprint Corp.	7.125%	6/15/24	95	98
	Sprint Corp.	7.625%	2/15/25	95	99
6	Sprint Corp.	7.250%	2/1/28	95	94
	T-Mobile USA Inc.	4.500%	2/1/26	280	288
	Telefonica Emisiones SAU	4.665%	3/6/38	950	1,088
	Telefonica Emisiones SAU	4.895%	3/6/48	2,475	2,917
	Time Warner Cable LLC	6.550%	5/1/37	11,975	15,293
6	Twitter Inc.	3.875%	12/15/27	100	100
8	Verizon Communications Inc.	2.500%	4/8/31	1,450	2,057
	Verizon Communications Inc.	4.500%	8/10/33	10,000	12,050
	Verizon Communications Inc.	5.250%	3/16/37	2,845	3,689
	Verizon Communications Inc.	4.812%	3/15/39	13,955	17,461
	Verizon Communications Inc.	4.862%	8/21/46	14,990	19,330
	Verizon Communications Inc.	4.672%	3/15/55	43,470	55,833
7	Vodafone Group plc	1.600%	7/29/31	940	1,133
	Vodafone Group plc	5.250%	5/30/48	2,090	2,607
	Walt Disney Co.	6.200%	12/15/34	3,326	4,840
	Walt Disney Co.	6.400%	12/15/35	17,218	25,711
	Walt Disney Co.	6.650%	11/15/37	2,650	4,051
	Walt Disney Co.	4.750%	9/15/44	6,536	8,536
	Walt Disney Co.	3.000%	7/30/46	3,837	3,960
	Walt Disney Co.	2.750%	9/1/49	49,420	48,823
	Walt Disney Co.	7.550%	7/15/93	15,662	18,685
	Consumer Cyclical (5.9%)
6	1011778 BC ULC / New Red Finance Inc.	5.000%	10/15/25	189	195
6	1011778 BC ULC / New Red Finance Inc.	3.875%	1/15/28	140	141
6	1011778 BC ULC / New Red Finance Inc.	4.375%	1/15/28	270	271
	Alibaba Group Holding Ltd.	4.000%	12/6/37	31,000	35,276
	Alibaba Group Holding Ltd.	4.200%	12/6/47	21,815	25,605
	Alibaba Group Holding Ltd.	4.400%	12/6/57	25,180	30,774
6	Allison Transmission Inc.	4.750%	10/1/27	256	266
	Amazon.com Inc.	4.800%	12/5/34	9,639	12,382
	Amazon.com Inc.	3.875%	8/22/37	45,000	52,807
2	Amazon.com Inc.	4.950%	12/5/44	6,000	8,170
	Amazon.com Inc.	4.050%	8/22/47	98,575	121,650
	Amazon.com Inc.	4.250%	8/22/57	45,334	57,922

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	ASGN Inc.	4.625%	5/15/28	48	49
6	Boyd Gaming Corp.	4.750%	12/1/27	65	66
6	Churchill Downs Inc.	5.500%	4/1/27	568	597
6	Churchill Downs Inc.	4.750%	1/15/28	225	232
6	Eagle Intermediate Global Holding BV / Ruyi US Finance LLC	7.500%	5/1/25	205	164
	Goodyear Tire & Rubber Co.	4.875%	3/15/27	125	129
	Hilton Domestic Operating Co. Inc.	5.125%	5/1/26	166	173
	Home Depot Inc.	5.875%	12/16/36	40,370	57,220
	Home Depot Inc.	5.400%	9/15/40	947	1,304
	Home Depot Inc.	5.950%	4/1/41	22,080	32,201
	Home Depot Inc.	4.200%	4/1/43	6,035	7,171
	Home Depot Inc.	4.875%	2/15/44	60,115	77,799
	Home Depot Inc.	4.400%	3/15/45	12,900	15,733
	Home Depot Inc.	4.250%	4/1/46	20,015	24,490
	Home Depot Inc.	3.900%	6/15/47	24,950	29,026
	Home Depot Inc.	4.500%	12/6/48	12,045	15,288
	Home Depot Inc.	3.125%	12/15/49	3,750	3,852
	Home Depot Inc.	3.500%	9/15/56	5,867	6,458
	Lennar Corp.	5.250%	6/1/26	142	157
6	Live Nation Entertainment Inc.	5.625%	3/15/26	29	31
6	Live Nation Entertainment Inc.	4.750%	10/15/27	260	268
	Lowe's Cos. Inc.	3.700%	4/15/46	42,155	44,881
	Mastercard Inc.	3.950%	2/26/48	27,019	32,502
	Mastercard Inc.	3.650%	6/1/49	3,624	4,185
	McDonald's Corp.	4.450%	9/1/48	10,000	12,057
	McDonald's Corp.	3.625%	9/1/49	5,000	5,330
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/1/24	142	155
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	9/1/26	385	401
8	Motability Operations Group plc	3.625%	3/10/36	900	1,495
6	NCL Corp. Ltd.	3.625%	12/15/24	130	129
	NIKE Inc.	3.625%	5/1/43	30,604	35,033
	NIKE Inc.	3.875%	11/1/45	23,710	28,751
	NIKE Inc.	3.375%	11/1/46	19,840	22,349
6	Panther BF Aggregator 2 LP / Panther Finance Co. Inc.	8.500%	5/15/27	185	199
	PulteGroup Inc.	5.500%	3/1/26	199	222
	QVC Inc.	4.750%	2/15/27	25	25
	Target Corp.	7.000%	1/15/38	1,050	1,708
	Target Corp.	4.000%	7/1/42	473	562
	Target Corp.	3.625%	4/15/46	663	751
6	VICI Properties LP / VICI Note Co. Inc.	3.750%	2/15/27	85	85
6	VICI Properties LP / VICI Note Co. Inc.	4.125%	8/15/30	85	86
	Visa Inc.	4.150%	12/14/35	20,145	24,520
	Visa Inc.	4.300%	12/14/45	38,486	49,308
	Visa Inc.	3.650%	9/15/47	35,820	42,231
	Walmart Inc.	3.950%	6/28/38	96,757	115,376
	Walmart Inc.	5.625%	4/1/40	1,840	2,691
	Walmart Inc.	4.875%	7/8/40	1,944	2,624
	Walmart Inc.	5.000%	10/25/40	1,610	2,209
	Walmart Inc.	5.625%	4/15/41	3,695	5,431
	Walmart Inc.	4.000%	4/11/43	1,326	1,596
	Walmart Inc.	3.625%	12/15/47	70,485	80,459
	Walmart Inc.	4.050%	6/29/48	35,245	43,054
	Walmart Inc.	2.950%	9/24/49	9,518	9,801
	Consumer Noncyclical (10.9%)
	Abbott Laboratories	4.750%	11/30/36	9,055	11,608
	Abbott Laboratories	4.900%	11/30/46	16,150	21,812
6	AbbVie Inc.	4.050%	11/21/39	15,445	16,829
	AbbVie Inc.	4.875%	11/14/48	758	902
6	AbbVie Inc.	4.250%	11/21/49	12,175	13,323
	Advocate Health & Hospitals Corp.	4.272%	8/15/48	7,880	9,829

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Advocate Health & Hospitals Corp.	3.387%	10/15/49	9,605	10,322
	Allina Health System	3.887%	4/15/49	4,784	5,472
	Altria Group Inc.	3.875%	9/16/46	14,400	14,002
	Anheuser-Busch Cos. LLC	6.750%	12/15/27	400	514
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	47,927	57,547
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	21,400	24,082
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	8,395	9,731
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	12,383	20,517
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	1,425	1,860
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	4,000	6,487
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	18,130	19,617
	Anheuser-Busch InBev Worldwide Inc.	5.550%	1/23/49	5,000	6,815
6	Aramark Services Inc.	5.000%	2/1/28	104	109
	Archer-Daniels-Midland Co.	4.500%	3/15/49	27,949	36,262
	Ascension Health	3.106%	11/15/39	5,115	5,392
	Ascension Health	3.945%	11/15/46	11,825	14,353
4	Ascension Health	4.847%	11/15/53	7,575	10,232
	BAT Capital Corp.	4.390%	8/15/37	1,375	1,428
	BAT Capital Corp.	4.540%	8/15/47	1,535	1,581
6	Bausch Health Cos. Inc.	7.000%	1/15/28	156	169
6	Bausch Health Cos. Inc.	5.000%	1/30/28	80	81
6	Bausch Health Cos. Inc.	5.250%	1/30/30	50	51
	Boston Scientific Corp.	4.700%	3/1/49	1,364	1,720
6	Bristol-Myers Squibb Co.	4.125%	6/15/39	41,387	49,567
	Bristol-Myers Squibb Co.	4.500%	3/1/44	3,605	4,575
6	Bristol-Myers Squibb Co.	4.250%	10/26/49	31,405	38,545
6	Cargill Inc.	4.760%	11/23/45	20,000	26,444
6	CHS / Community Health Systems Inc.	6.625%	2/15/25	145	146
	Cigna Corp.	4.900%	12/15/48	9,730	11,800
	City of Hope	5.623%	11/15/43	1,944	2,723
	City of Hope	4.378%	8/15/48	1,944	2,388
7	Colgate-Palmolive Co.	0.875%	11/12/39	715	802
4	CommonSpirit Health	4.350%	11/1/42	19,000	20,730
	CVS Health Corp.	4.780%	3/25/38	1,107	1,288
	DaVita Inc.	5.125%	7/15/24	237	242
	DH Europe Finance II Sarl	3.250%	11/15/39	2,500	2,622
	Dignity Health	4.500%	11/1/42	11,425	12,803
	Dignity Health	5.267%	11/1/64	758	957
	Duke University Health System Inc.	3.162%	6/1/42	14,335	15,110
	Eli Lilly & Co.	3.950%	3/15/49	7,625	9,135
	Encompass Health Corp.	4.500%	2/1/28	104	107
	Estee Lauder Cos. Inc.	3.125%	12/1/49	12,670	13,238
	Gilead Sciences Inc.	4.600%	9/1/35	20,416	25,230
	Gilead Sciences Inc.	5.650%	12/1/41	8,686	12,026
	Gilead Sciences Inc.	4.800%	4/1/44	29,545	36,786
	Gilead Sciences Inc.	4.500%	2/1/45	36,730	44,076
	Gilead Sciences Inc.	4.750%	3/1/46	25,040	31,164
	Gilead Sciences Inc.	4.150%	3/1/47	45,050	52,426
	GlaxoSmithKline Capital Inc.	6.375%	5/15/38	37,532	56,725
	HCA Inc.	5.375%	2/1/25	255	285
	HCA Inc.	5.625%	9/1/28	65	75
	HCA Inc.	5.250%	6/15/49	817	949
	Hershey Co.	3.125%	11/15/49	21,500	22,471
6	Hill-Rom Holdings Inc.	4.375%	9/15/27	104	107
	Johnson & Johnson	3.550%	3/1/36	47,310	53,263
	Johnson & Johnson	3.625%	3/3/37	53,652	61,611
	Johnson & Johnson	3.400%	1/15/38	43,125	48,156
	Johnson & Johnson	3.700%	3/1/46	26,329	31,028
	Johnson & Johnson	3.750%	3/3/47	19,856	23,568
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,365	16,391
	Kaiser Foundation Hospitals	4.150%	5/1/47	23,594	29,022
	Kimberly-Clark Corp.	6.625%	8/1/37	4,800	7,405
	Kimberly-Clark Corp.	3.200%	7/30/46	19,400	20,720

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	2.875%	2/7/50	15,795	15,880
	Kroger Co.	3.950%	1/15/50	2,000	2,062
4	Mayo Clinic	3.774%	11/15/43	11,795	13,544
	McKesson Corp.	4.883%	3/15/44	1,450	1,685
	Mead Johnson Nutrition Co.	4.600%	6/1/44	8,571	10,951
7	Medtronic Global Holdings SCA	1.750%	7/2/49	500	576
	Medtronic Inc.	4.375%	3/15/35	28,178	34,767
	Medtronic Inc.	4.625%	3/15/45	14,575	19,119
	Memorial Sloan-Kettering Cancer Center	5.000%	7/1/42	7,210	9,694
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	2,355	2,908
	Merck & Co. Inc.	3.900%	3/7/39	30,000	35,737
	Merck & Co. Inc.	3.600%	9/15/42	4,900	5,608
	Merck & Co. Inc.	4.150%	5/18/43	2,385	2,962
	Merck & Co. Inc.	3.700%	2/10/45	75,455	87,122
	Merck & Co. Inc.	4.000%	3/7/49	26,229	31,868
4	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	2,225	2,430
6	Nestle Holdings Inc.	3.900%	9/24/38	49,785	58,186
6	Nestle Holdings Inc.	4.000%	9/24/48	22,855	27,620
	New York & Presbyterian Hospital	4.024%	8/1/45	16,925	20,096
	New York & Presbyterian Hospital	4.063%	8/1/56	3,743	4,510
	New York & Presbyterian Hospital	4.763%	8/1/16	5,250	6,688
	Northwell Healthcare Inc.	4.800%	11/1/42	1,042	1,234
	Northwell Healthcare Inc.	3.979%	11/1/46	1,944	2,171
	Northwell Healthcare Inc.	4.260%	11/1/47	947	1,097
	Northwell Healthcare Inc.	3.809%	11/1/49	21,289	22,983
	Novartis Capital Corp.	4.400%	5/6/44	24,840	31,667
	NYU Hospitals Center	4.784%	7/1/44	1,944	2,473
	Partners Healthcare System Inc.	3.342%	7/1/60	35,715	37,448
	PeaceHealth Obligated Group	4.787%	11/15/48	6,015	7,864
	PepsiCo Inc.	4.000%	3/5/42	2,038	2,433
	PepsiCo Inc.	3.600%	8/13/42	947	1,073
	PepsiCo Inc.	4.450%	4/14/46	31,574	40,355
	PepsiCo Inc.	3.450%	10/6/46	40,155	44,389
	PepsiCo Inc.	4.000%	5/2/47	22,185	26,705
	PepsiCo Inc.	3.375%	7/29/49	22,294	24,335
	PepsiCo Inc.	2.875%	10/15/49	13,535	13,721
6	Performance Food Group Inc.	5.500%	10/15/27	208	219
	Pfizer Inc.	4.100%	9/15/38	34,780	41,193
	Pfizer Inc.	3.900%	3/15/39	34,185	40,486
	Pfizer Inc.	7.200%	3/15/39	34,632	56,933
	Pfizer Inc.	4.300%	6/15/43	7,780	9,681
	Pfizer Inc.	4.400%	5/15/44	8,615	10,749
	Pfizer Inc.	4.125%	12/15/46	15,541	18,849
	Pfizer Inc.	4.200%	9/15/48	24,916	30,774
	Pfizer Inc.	4.000%	3/15/49	1,944	2,325
	Philip Morris International Inc.	6.375%	5/16/38	5,802	8,235
	Philip Morris International Inc.	4.375%	11/15/41	2,891	3,370
	Philip Morris International Inc.	3.875%	8/21/42	10,120	11,076
	Philip Morris International Inc.	4.125%	3/4/43	20,170	22,520
	Philip Morris International Inc.	4.875%	11/15/43	22,345	28,057
	Philip Morris International Inc.	4.250%	11/10/44	20,675	23,865
6	Post Holdings Inc.	5.750%	3/1/27	105	111
	Procter & Gamble Co.	3.500%	10/25/47	20,060	23,861
4	Providence St. Joseph Health Obligated Group	3.744%	10/1/47	4,605	5,138
4	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	2,890	3,349
6	SC Johnson & Son Inc.	4.000%	5/15/43	28,110	31,729
6	SC Johnson & Son Inc.	4.750%	10/15/46	1,940	2,493
6	Tenet Healthcare Corp.	4.625%	9/1/24	20	21
6	Tenet Healthcare Corp.	4.875%	1/1/26	137	143
6	Tenet Healthcare Corp.	5.125%	11/1/27	155	162
	Tyson Foods Inc.	5.100%	9/28/48	2,048	2,616
7	Unilever plc	1.500%	6/11/39	1,000	1,233
	Wyeth LLC	6.500%	2/1/34	1,240	1,817
	Wyeth LLC	5.950%	4/1/37	53,438	75,433

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Energy (2.3%)
	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	3,837	4,114
	Buckeye Partners LP	3.950%	12/1/26	100	99
6	Cameron LNG LLC	3.701%	1/15/39	6,540	7,035
	ConocoPhillips	7.000%	3/30/29	5,830	7,754
	ConocoPhillips	5.900%	10/15/32	1,326	1,804
	ConocoPhillips	6.500%	2/1/39	36,434	54,040
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,420	1,981
	ConocoPhillips Co.	4.300%	11/15/44	10,235	12,310
	ConocoPhillips Co.	5.950%	3/15/46	23,165	33,843
	Devon Energy Corp.	5.000%	6/15/45	2,730	3,129
6	Endeavor Energy Resources LP / EER Finance Inc.	5.750%	1/30/28	250	260
	Energy Transfer Operating LP	6.250%	4/15/49	1,000	1,187
	Energy Transfer Operating LP	5.000%	5/15/50	2,880	2,950
	Energy Transfer Partners LP	5.300%	4/15/47	1,000	1,056
	Enterprise Products Operating LLC	3.950%	1/31/60	1,450	1,483
	Exxon Mobil Corp.	2.995%	8/16/39	6,678	6,950
	Exxon Mobil Corp.	3.567%	3/6/45	7,700	8,567
	Exxon Mobil Corp.	4.114%	3/1/46	37,010	44,968
	Kinder Morgan Inc.	5.200%	3/1/48	1,550	1,811
6	MEG Energy Corp.	7.000%	3/31/24	60	60
6	MEG Energy Corp.	6.500%	1/15/25	43	45
6	MEG Energy Corp.	7.125%	2/1/27	105	104
	MPLX LP	5.500%	2/15/49	1,080	1,237
6	Parsley Energy LLC / Parsley Finance Corp.	6.250%	6/1/24	104	108
6	Parsley Energy LLC / Parsley Finance Corp.	5.625%	10/15/27	147	155
	Shell International Finance BV	4.125%	5/11/35	30,406	36,327
	Shell International Finance BV	6.375%	12/15/38	4,121	6,190
	Shell International Finance BV	5.500%	3/25/40	13,990	19,493
	Shell International Finance BV	4.550%	8/12/43	18,195	22,684
	Shell International Finance BV	4.375%	5/11/45	46,905	57,541
	Shell International Finance BV	4.000%	5/10/46	32,077	37,495
	Shell International Finance BV	3.750%	9/12/46	44,355	49,890
	Shell International Finance BV	3.125%	11/7/49	5,000	5,110
	SM Energy Co.	6.125%	11/15/22	50	49
	SM Energy Co.	6.750%	9/15/26	51	46
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.500%	7/15/27	118	129
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000%	1/15/28	50	51
6	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.500%	3/1/30	100	103
	Total Capital International SA	2.829%	1/10/30	947	996
	Total Capital International SA	3.461%	7/12/49	2,417	2,640
	TransCanada PipeLines Ltd.	4.750%	5/15/38	2,670	3,173
	TransCanada PipeLines Ltd.	6.100%	6/1/40	15,775	21,248
	Western Midstream Operating LP	5.250%	2/1/50	2,145	2,031
	Williams Cos. Inc.	5.400%	3/4/44	465	525
	Williams Cos. Inc.	5.750%	6/24/44	300	354
	WPX Energy Inc.	5.250%	10/15/27	40	42
	WPX Energy Inc.	4.500%	1/15/30	155	155
	Other Industrial (0.6%)
8	Aroundtown SA	3.000%	10/16/29	650	915
	Bowdoin College	4.693%	7/1/12	1,500	1,788
	Georgetown University	4.315%	4/1/49	6,995	8,953
	Georgetown University	5.215%	10/1/18	940	1,332
4	Massachusetts Institute of Technology	3.959%	7/1/38	24,140	29,171
	Massachusetts Institute of Technology	5.600%	7/1/11	1,042	1,785
	Massachusetts Institute of Technology	3.885%	7/1/16	18,335	22,547
	President & Fellows of Harvard College	3.150%	7/15/46	17,450	19,120
6	President & Fellows of Harvard College	6.500%	1/15/39	3,710	5,820

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	University of Pennsylvania	3.610%	2/15/19	20,230	23,062
	Technology (9.9%)
7	Apple Inc.	0.500%	11/15/31	1,970	2,245
	Apple Inc.	4.500%	2/23/36	15,000	18,792
	Apple Inc.	3.850%	5/4/43	53,204	61,708
	Apple Inc.	3.450%	2/9/45	38,360	41,893
	Apple Inc.	4.375%	5/13/45	45,766	57,471
	Apple Inc.	4.650%	2/23/46	43,667	56,886
	Apple Inc.	3.850%	8/4/46	40,245	47,122
	Apple Inc.	4.250%	2/9/47	39,099	48,343
	Apple Inc.	3.750%	11/13/47	26,986	31,309
	Apple Inc.	2.950%	9/11/49	24,395	24,899
	Applied Materials Inc.	5.100%	10/1/35	95	125
	Applied Materials Inc.	4.350%	4/1/47	1,700	2,153
6	CDK Global Inc.	5.250%	5/15/29	36	39
	CDW LLC / CDW Finance Corp.	4.250%	4/1/28	152	157
	Cisco Systems Inc.	5.900%	2/15/39	28,465	41,332
	Cisco Systems Inc.	5.500%	1/15/40	16,122	22,562
6	CommScope Finance LLC	5.500%	3/1/24	38	39
6	CommScope Finance LLC	8.250%	3/1/27	101	104
8	Fidelity National Information Services Inc.	2.250%	12/3/29	1,250	1,709
	Fiserv Inc.	4.400%	7/1/49	1,944	2,287
	Intel Corp.	4.100%	5/19/46	18,330	22,105
	Intel Corp.	4.100%	5/11/47	34,841	42,279
	Intel Corp.	3.734%	12/8/47	56,122	64,411
	Intel Corp.	3.250%	11/15/49	23,215	24,630
	International Business Machines Corp.	4.150%	5/15/39	104,215	122,245
	International Business Machines Corp.	4.000%	6/20/42	10,633	12,367
	International Business Machines Corp.	4.250%	5/15/49	82,845	99,592
	Microsoft Corp.	3.500%	2/12/35	7,688	8,762
	Microsoft Corp.	3.450%	8/8/36	32,325	36,634
	Microsoft Corp.	4.100%	2/6/37	53,155	64,306
	Microsoft Corp.	4.500%	10/1/40	3,743	4,840
	Microsoft Corp.	5.300%	2/8/41	1,420	2,007
	Microsoft Corp.	3.500%	11/15/42	1,657	1,888
	Microsoft Corp.	3.750%	5/1/43	9,947	11,664
	Microsoft Corp.	4.875%	12/15/43	473	650
	Microsoft Corp.	3.750%	2/12/45	77,054	90,784
	Microsoft Corp.	4.450%	11/3/45	70,491	91,896
	Microsoft Corp.	3.700%	8/8/46	85,523	100,896
	Microsoft Corp.	4.250%	2/6/47	66,314	84,660
	Microsoft Corp.	4.000%	2/12/55	10,075	12,501
	Microsoft Corp.	4.750%	11/3/55	38,090	53,530
	Microsoft Corp.	3.950%	8/8/56	46,076	56,638
	Microsoft Corp.	4.500%	2/6/57	4,689	6,362
	Oracle Corp.	4.300%	7/8/34	3,000	3,632
	Oracle Corp.	3.850%	7/15/36	5,250	6,007
	Oracle Corp.	3.800%	11/15/37	34,500	39,126
	Oracle Corp.	6.500%	4/15/38	47,155	71,584
	Oracle Corp.	6.125%	7/8/39	12,073	17,806
	Oracle Corp.	5.375%	7/15/40	46,418	62,852
	Oracle Corp.	4.125%	5/15/45	32,856	38,577
	Oracle Corp.	4.000%	7/15/46	87,046	101,062
	Oracle Corp.	4.000%	11/15/47	42,035	49,006
	Oracle Corp.	4.375%	5/15/55	25,000	31,324
6	Presidio Holdings Inc.	4.875%	2/1/27	25	25
6	Presidio Holdings Inc.	8.250%	2/1/28	25	26
6	Qorvo Inc.	4.375%	10/15/29	355	369
	QUALCOMM Inc.	4.800%	5/20/45	3,575	4,505
	QUALCOMM Inc.	4.300%	5/20/47	56,906	67,805
6	SS&C Technologies Inc.	5.500%	9/30/27	95	101
6	Tencent Holdings Ltd.	3.925%	1/19/38	33,420	37,491
	Texas Instruments Inc.	3.875%	3/15/39	2,891	3,380

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Verisk Analytics Inc.	5.500%	6/15/45	947	1,239
	Western Digital Corp.	4.750%	2/15/26	139	148
	Transportation (2.1%)
7	Abertis Infraestructuras SA	0.625%	7/15/25	200	220
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	3,580	5,351
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	15,000	21,282
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	24,790	30,070
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	41,150	49,980
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	11,200	13,672
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,000	2,644
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	18,000	23,292
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	43,085	53,449
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	12,335	14,560
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	7,265	8,368
	Burlington Northern Santa Fe LLC	4.125%	6/15/47	11,910	14,455
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	3,141	3,706
	Burlington Northern Santa Fe LLC	4.150%	12/15/48	16,290	19,593
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	21,530	23,649
	Canadian National Railway Co.	3.200%	8/2/46	1,000	1,067
	Canadian National Railway Co.	3.650%	2/3/48	33,169	38,136
	Canadian National Railway Co.	4.450%	1/20/49	13,410	17,416
6	Cargo Aircraft Management Inc.	4.750%	2/1/28	50	51
4	JetBlue 2019-1 Class AA Pass Through Trust	2.750%	5/15/32	1,430	1,479
	Norfolk Southern Corp.	4.100%	5/15/49	2,891	3,386
6	Stena International SA	6.125%	2/1/25	50	51
	Union Pacific Corp.	4.375%	11/15/65	20,655	24,013
	Union Pacific Corp.	4.100%	9/15/67	15,550	17,248
	Union Pacific Corp.	3.750%	2/5/70	2,160	2,211
4	United Airlines 2019-2 Class AA Pass Through Trust	2.700%	11/1/33	1,944	2,006
	United Parcel Service Inc.	6.200%	1/15/38	10,596	15,357
	United Parcel Service Inc.	4.875%	11/15/40	2,700	3,467
	United Parcel Service Inc.	3.625%	10/1/42	5,820	6,363
	United Parcel Service Inc.	3.400%	9/1/49	3,837	4,011
					8,111,973
Utilities (15.3%)
	Electric (14.7%)
	AEP Texas Inc.	3.800%	10/1/47	2,455	2,691
	AEP Texas Inc.	4.150%	5/1/49	4,782	5,582
	AEP Transmission Co. LLC	4.000%	12/1/46	2,575	2,966
	AEP Transmission Co. LLC	3.750%	12/1/47	33,643	38,473
	AEP Transmission Co. LLC	4.250%	9/15/48	5,580	6,756
	Alabama Power Co.	6.000%	3/1/39	7,535	10,763
	Alabama Power Co.	5.500%	3/15/41	26,874	35,479
	Alabama Power Co.	5.200%	6/1/41	14,920	19,267
	Alabama Power Co.	3.850%	12/1/42	1,065	1,199
	Alabama Power Co.	3.750%	3/1/45	22,325	24,868
	Alabama Power Co.	4.300%	7/15/48	5,285	6,437
	Alabama Power Co.	3.450%	10/1/49	10,164	10,859
	Ameren Illinois Co.	3.700%	12/1/47	10,000	11,399
	Ameren Illinois Co.	4.500%	3/15/49	26,150	33,539
	Appalachian Power Co.	6.700%	8/15/37	32,970	46,233
	Baltimore Gas & Electric Co.	6.350%	10/1/36	1,165	1,660
	Baltimore Gas & Electric Co.	4.250%	9/15/48	26,475	32,226
	Baltimore Gas & Electric Co.	3.200%	9/15/49	1,944	2,042
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	11,612	16,188
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	2,891	4,037
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	27,000	35,235
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	43,625	53,217
6	Calpine Corp.	4.500%	2/15/28	285	282
6	Calpine Corp.	5.125%	3/15/28	195	194
	CenterPoint Energy Houston Electric LLC	4.250%	2/1/49	3,400	4,204
6	Clearway Energy Operating LLC	4.750%	3/15/28	100	103
	Commonwealth Edison Co.	5.900%	3/15/36	2,370	3,285

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Commonwealth Edison Co.	3.800%	10/1/42	20,733	23,502
Commonwealth Edison Co.	4.600%	8/15/43	15,205	19,065
Commonwealth Edison Co.	4.700%	1/15/44	15,891	20,265
Commonwealth Edison Co.	3.700%	3/1/45	17,765	19,884
Commonwealth Edison Co.	4.350%	11/15/45	13,244	16,279
Commonwealth Edison Co.	3.650%	6/15/46	11,553	12,963
Commonwealth Edison Co.	4.000%	3/1/48	8,765	10,259
Commonwealth Edison Co.	4.000%	3/1/49	13,485	16,064
Connecticut Light & Power Co.	6.350%	6/1/36	14,382	20,498
Connecticut Light & Power Co.	4.300%	4/15/44	890	1,086
Connecticut Light & Power Co.	4.150%	6/1/45	8,445	10,112
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	691	882
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,947	13,428
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	10,637	14,909
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	9,600	14,412
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	8,668	11,735
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	7,947	11,022
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,501	12,355
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	8,740	9,935
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	47,016	56,687
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	5,715	7,035
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,000	2,254
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,000	1,141
Consolidated Edison Co. of New York Inc.	4.650%	12/1/48	1,000	1,264
Consolidated Edison Co. of New York Inc.	4.125%	5/15/49	24,810	29,646
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	17,545	20,895
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	13,947	17,468
Consolidated Edison Co. of New York Inc.	3.700%	11/15/59	6,150	6,695
Consumers Energy Co.	3.750%	2/15/50	1,944	2,274
Consumers Energy Co.	3.100%	8/15/50	33,964	35,614
Dominion Energy South Carolina Inc.	6.625%	2/1/32	31,527	44,091
Dominion Energy South Carolina Inc.	6.050%	1/15/38	11,775	16,834
Dominion Energy South Carolina Inc.	5.450%	2/1/41	3,873	5,178
Dominion Energy South Carolina Inc.	4.600%	6/15/43	4,240	5,314
DTE Electric Co.	3.700%	3/15/45	1,911	2,140
DTE Electric Co.	4.050%	5/15/48	947	1,148
Duke Energy Carolinas LLC	6.450%	10/15/32	758	1,070
Duke Energy Carolinas LLC	6.100%	6/1/37	50,843	70,846
Duke Energy Carolinas LLC	5.300%	2/15/40	8,910	11,965
Duke Energy Carolinas LLC	4.250%	12/15/41	16,200	19,382
Duke Energy Carolinas LLC	4.000%	9/30/42	42,092	48,912
Duke Energy Carolinas LLC	3.750%	6/1/45	1,643	1,845
Duke Energy Carolinas LLC	3.875%	3/15/46	5,645	6,470
Duke Energy Carolinas LLC	3.700%	12/1/47	2,690	3,058
Duke Energy Carolinas LLC	3.200%	8/15/49	13,162	13,881
Duke Energy Florida LLC	6.350%	9/15/37	758	1,116
Duke Energy Florida LLC	5.650%	4/1/40	1,200	1,679
Duke Energy Florida LLC	4.200%	7/15/48	1,000	1,216
Duke Energy Indiana LLC	6.120%	10/15/35	5,614	7,741
Duke Energy Indiana LLC	6.350%	8/15/38	775	1,147
Duke Energy Indiana LLC	6.450%	4/1/39	10,411	15,818
Duke Energy Indiana LLC	4.200%	3/15/42	12,700	14,749
Duke Energy Indiana LLC	4.900%	7/15/43	28,514	37,144
Duke Energy Indiana LLC	3.250%	10/1/49	1,944	2,017
Duke Energy Ohio Inc.	3.700%	6/15/46	9,825	10,986
Duke Energy Ohio Inc.	4.300%	2/1/49	18,784	23,215
Duke Energy Progress LLC	4.100%	5/15/42	2,250	2,655
Duke Energy Progress LLC	4.100%	3/15/43	23,186	27,252
Duke Energy Progress LLC	4.150%	12/1/44	29,945	35,141
Duke Energy Progress LLC	4.200%	8/15/45	22,105	26,527
Duke Energy Progress LLC	3.700%	10/15/46	27,000	30,438
Entergy Louisiana LLC	3.120%	9/1/27	322	343
Entergy Louisiana LLC	4.000%	3/15/33	651	756
Entergy Louisiana LLC	4.950%	1/15/45	1,046	1,135

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Entergy Louisiana LLC	4.200%	4/1/50	3,000	3,712
	Entergy Texas Inc.	3.550%	9/30/49	1,915	2,091
	Florida Power & Light Co.	5.960%	4/1/39	13,337	19,456
	Florida Power & Light Co.	5.690%	3/1/40	663	943
	Florida Power & Light Co.	5.250%	2/1/41	21,109	29,383
	Florida Power & Light Co.	4.125%	2/1/42	9,000	10,741
	Florida Power & Light Co.	3.800%	12/15/42	22,370	25,847
	Florida Power & Light Co.	3.950%	3/1/48	1,944	2,369
	Florida Power & Light Co.	3.990%	3/1/49	2,891	3,487
	Florida Power & Light Co.	3.150%	10/1/49	1,944	2,060
	Georgia Power Co.	4.750%	9/1/40	33,945	41,666
	Georgia Power Co.	4.300%	3/15/42	11,774	13,565
	Georgia Power Co.	3.700%	1/30/50	7,495	8,125
4	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	20,819	25,623
	Kansas City Power & Light Co.	4.125%	4/1/49	27,800	33,798
	Kentucky Utilities Co.	5.125%	11/1/40	947	1,240
	Kentucky Utilities Co.	4.650%	11/15/43	947	1,171
	Kentucky Utilities Co.	4.375%	10/1/45	18,000	21,712
	Louisville Gas & Electric Co.	4.250%	4/1/49	18,994	23,177
6	Massachusetts Electric Co.	4.004%	8/15/46	10,890	12,515
	MidAmerican Energy Co.	5.800%	10/15/36	473	648
	MidAmerican Energy Co.	4.800%	9/15/43	27,525	35,384
	MidAmerican Energy Co.	4.250%	5/1/46	24,721	30,041
	MidAmerican Energy Co.	4.250%	7/15/49	20,510	25,564
	MidAmerican Energy Co.	3.150%	4/15/50	1,000	1,053
6	Monongahela Power Co.	5.400%	12/15/43	15,640	21,166
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	2,630	4,039
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	4,179	4,942
	National Rural Utilities Cooperative Finance Corp.	4.300%	3/15/49	15,946	20,372
	Nevada Power Co.	6.650%	4/1/36	5,830	8,428
	Nevada Power Co.	5.375%	9/15/40	16,430	21,272
	Nevada Power Co.	5.450%	5/15/41	21,620	28,417
	Nevada Power Co.	3.125%	8/1/50	1,870	1,902
	Northern States Power Co.	6.250%	6/1/36	780	1,119
	Northern States Power Co.	6.200%	7/1/37	27,844	40,389
	Northern States Power Co.	5.350%	11/1/39	758	1,037
	Northern States Power Co.	4.000%	8/15/45	805	960
	Northern States Power Co.	3.600%	9/15/47	9,675	10,846
	Northern States Power Co.	4.200%	9/1/48	12,250	14,359
	NRG Energy Inc.	7.250%	5/15/26	99	107
	Oglethorpe Power Corp.	4.200%	12/1/42	23,677	25,119
	Ohio Power Co.	4.000%	6/1/49	4,784	5,637
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	473	555
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,231	1,847
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,420	2,293
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	3,104	4,185
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	9,900	12,383
	Oncor Electric Delivery Co. LLC	3.750%	4/1/45	28,000	31,943
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	16,908	19,589
	Oncor Electric Delivery Co. LLC	3.800%	6/1/49	1,420	1,653
	Oncor Electric Delivery Co. LLC	3.100%	9/15/49	2,891	2,991
	PacifiCorp	5.250%	6/15/35	1,232	1,610
	PacifiCorp	6.100%	8/1/36	14,920	21,123
	PacifiCorp	6.250%	10/15/37	7,773	11,270
	PacifiCorp	6.350%	7/15/38	35,944	52,723
	PacifiCorp	6.000%	1/15/39	32,206	46,395
	PacifiCorp	4.100%	2/1/42	19,700	23,002
	PacifiCorp	4.125%	1/15/49	3,837	4,595
	PacifiCorp	4.150%	2/15/50	45,501	55,213
	PECO Energy Co.	4.800%	10/15/43	10,365	12,991
	PECO Energy Co.	4.150%	10/1/44	396	469
	PECO Energy Co.	3.700%	9/15/47	15,500	17,602
	PECO Energy Co.	3.900%	3/1/48	27,241	31,766
	Potomac Electric Power Co.	6.500%	11/15/37	1,160	1,714

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Potomac Electric Power Co.	7.900%	12/15/38	142	232
	Potomac Electric Power Co.	4.150%	3/15/43	15,519	18,254
	PPL Electric Utilities Corp.	6.450%	8/15/37	10,200	14,607
	PPL Electric Utilities Corp.	6.250%	5/15/39	10,924	15,885
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,184	1,536
	PPL Electric Utilities Corp.	3.950%	6/1/47	12,500	14,478
	Public Service Co. of Colorado	6.250%	9/1/37	860	1,253
	Public Service Co. of Colorado	3.600%	9/15/42	20,555	22,898
	Public Service Co. of Colorado	4.300%	3/15/44	2,761	3,369
	Public Service Co. of Colorado	3.800%	6/15/47	570	658
	Public Service Co. of Colorado	4.050%	9/15/49	32,010	38,657
	Public Service Co. of Colorado	3.200%	3/1/50	2,891	3,063
	Public Service Electric & Gas Co.	3.650%	9/1/42	21,083	23,770
	Public Service Electric & Gas Co.	3.850%	5/1/49	2,891	3,462
	Public Service Electric & Gas Co.	3.200%	8/1/49	1,065	1,142
	Puget Sound Energy Inc.	5.483%	6/1/35	189	245
	Puget Sound Energy Inc.	6.274%	3/15/37	473	664
	Puget Sound Energy Inc.	5.757%	10/1/39	1,042	1,445
	Puget Sound Energy Inc.	5.795%	3/15/40	17,992	25,314
	Puget Sound Energy Inc.	5.764%	7/15/40	1,042	1,448
	Puget Sound Energy Inc.	5.638%	4/15/41	1,089	1,471
	Puget Sound Energy Inc.	4.434%	11/15/41	1,425	1,705
	Puget Sound Energy Inc.	4.300%	5/20/45	379	457
	Puget Sound Energy Inc.	4.223%	6/15/48	29,820	35,956
	Puget Sound Energy Inc.	3.250%	9/15/49	5,595	5,875
	San Diego Gas & Electric Co.	4.100%	6/15/49	2,891	3,415
	Southern California Edison Co.	6.000%	1/15/34	1,642	2,207
	Southern California Edison Co.	5.625%	2/1/36	925	1,191
	Southern California Edison Co.	5.950%	2/1/38	11,060	14,871
	Southern California Edison Co.	4.500%	9/1/40	14,228	16,591
	Southern California Edison Co.	3.900%	12/1/41	7,660	8,139
	Southern California Edison Co.	4.050%	3/15/42	1,704	1,869
	Southern California Edison Co.	3.900%	3/15/43	21,775	23,441
	Southern California Edison Co.	4.650%	10/1/43	20,739	24,714
	Southern California Edison Co.	3.600%	2/1/45	3,837	4,000
	Southern California Edison Co.	4.000%	4/1/47	32,884	36,542
	Southern California Edison Co.	4.125%	3/1/48	36,182	40,643
	Southern California Edison Co.	3.650%	2/1/50	2,505	2,637
	Southern Co.	4.400%	7/1/46	590	685
	Southwestern Public Service Co.	4.500%	8/15/41	23,975	29,317
	Southwestern Public Service Co.	3.400%	8/15/46	3,500	3,743
	Southwestern Public Service Co.	3.700%	8/15/47	20,540	23,063
	Southwestern Public Service Co.	3.750%	6/15/49	1,420	1,643
	Tampa Electric Co.	6.150%	5/15/37	12,220	16,860
	Union Electric Co.	3.900%	9/15/42	3,326	3,852
	Union Electric Co.	4.000%	4/1/48	20,250	23,746
	Union Electric Co.	3.250%	10/1/49	3,265	3,427
	Virginia Electric & Power Co.	6.000%	5/15/37	57,203	80,321
	Virginia Electric & Power Co.	6.350%	11/30/37	1,944	2,831
	Virginia Electric & Power Co.	4.450%	2/15/44	12,490	15,361
	Virginia Electric & Power Co.	4.000%	11/15/46	8,725	10,137
	Virginia Electric & Power Co.	3.800%	9/15/47	29,319	33,252
	Virginia Electric & Power Co.	4.600%	12/1/48	11,044	14,404
	Virginia Electric & Power Co.	3.300%	12/1/49	2,915	3,101
6	Vistra Operations Co. LLC	5.000%	7/31/27	150	154
	Westar Energy Inc.	4.125%	3/1/42	1,113	1,309
	Westar Energy Inc.	4.625%	9/1/43	1,231	1,522
	Westar Energy Inc.	3.250%	9/1/49	6,650	7,007
	Wisconsin Electric Power Co.	5.625%	5/15/33	521	699
	Wisconsin Public Service Corp.	3.300%	9/1/49	1,944	2,044
	Natural Gas (0.6%)
	Atmos Energy Corp.	4.150%	1/15/43	1,420	1,667
	Atmos Energy Corp.	3.375%	9/15/49	2,891	3,112

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
6	Brooklyn Union Gas Co.	4.487%	3/4/49	35,000	43,574
8	Centrica plc	4.375%	3/13/29	430	684
8	Centrica plc	7.000%	9/19/33	200	409
6	KeySpan Gas East Corp.	5.819%	4/1/41	1,500	2,050
	Sempra Energy	4.000%	2/1/48	2,685	2,951
	Southern California Gas Co.	5.125%	11/15/40	1,870	2,400
	Southern California Gas Co.	4.125%	6/1/48	30,835	37,102
	Southern California Gas Co.	4.300%	1/15/49	14,075	17,447
	Southern California Gas Co.	3.950%	2/15/50	947	1,138
					3,094,531
Total Corporate Bonds (Cost $12,359,442)					14,876,487
Sovereign Bonds (1.3%)
6	Banque Ouest Africaine de Developpement	4.700%	10/22/31	670	705
	Bermuda	4.854%	2/6/24	632	695
4	Bermuda	3.717%	1/25/27	2,910	3,108
4	Bermuda	4.750%	2/15/29	1,750	2,018
6	CDP Financial Inc.	5.600%	11/25/39	1,500	2,150
	CNOOC Finance 2013 Ltd.	2.875%	9/30/29	28,264	28,923
6	Dominican Republic	5.875%	1/30/60	3,700	3,700
6	Emirate of Abu Dhabi	3.125%	9/30/49	45,130	45,362
4	Empresa Nacional del Petroleo	5.250%	11/6/29	5,790	6,575
	Equinor ASA	4.250%	11/23/41	1,944	2,400
	Equinor ASA	3.950%	5/15/43	35,350	41,339
6	Export-Import Bank of India	3.875%	2/1/28	960	1,022
6	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	3,000	3,408
6,7	Perusahaan Listrik Negara PT	1.875%	11/5/31	1,690	1,878
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	250	276
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	400	434
6	Petroleos Mexicanos	6.950%	1/28/60	3,000	3,044
4	Republic of Chile	2.550%	1/27/32	16,635	16,805
4	Republic of Chile	3.500%	1/25/50	59,702	64,976
	Republic of Colombia	10.375%	1/28/33	1,259	2,050
7	Republic of Croatia	3.000%	3/20/27	300	390
7	Republic of Croatia	1.125%	6/19/29	315	363
	Republic of Indonesia	4.125%	1/15/25	550	595
6,7	Republic of Italy	3.850%	9/1/49	120	190
	Republic of Paraguay	5.600%	3/13/48	780	932
4,6	Republic of Paraguay	5.400%	3/30/50	2,500	2,912
	Republic of Peru	4.125%	8/25/27	3,150	3,589
6,7	Romanian Government International Bond	3.375%	1/28/50	2,701	3,144
6	Sinopec Group Overseas Development 2018 Ltd.	2.950%	11/12/29	2,625	2,699
	State of Israel	3.375%	1/15/50	7,900	8,261
Total Sovereign Bonds (Cost $238,727)					253,943
Taxable Municipal Bonds (10.1%)
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.420%	5/1/21	1,000	1,011
	Allentown PA Neighborhood Improvement Zone Development Authority Revenue	5.620%	5/1/22	1,930	1,978
	American Municipal Power Ohio Inc. Revenue (Prairie State Energy Campus Project)	6.270%	2/15/50	43,316	61,496
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	3.552%	4/1/54	8,595	8,973
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.793%	4/1/30	1,704	2,098
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.918%	4/1/40	23,745	36,614
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	24,320	39,399
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,326	2,298
	California GO	4.500%	4/1/33	7,360	8,597

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	California GO	7.500%	4/1/34	25,342	40,098
	California GO	4.600%	4/1/38	36,195	41,017
	California GO	7.550%	4/1/39	35,545	60,079
	California GO	7.300%	10/1/39	69,661	111,376
	California GO	7.350%	11/1/39	6,694	10,769
	California GO	7.625%	3/1/40	3,100	5,216
	California GO	7.600%	11/1/40	64,585	112,378
	California Institute of Technology Taxable	3.650%	9/1/19	3,875	4,187
	California Public Works Board Lease Revenue (Various Capital Projects)	8.361%	10/1/34	1,136	1,806
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,515	2,281
	Chicago IL O'Hare International Airport Revenue	4.472%	1/1/49	22,110	28,507
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	1,080	1,469
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	9,620	13,503
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	43,340	60,835
9	Commonwealth Financing Authority Pennsylvania Revenue	5.197%	6/1/26	2,417	2,717
	Commonwealth Financing Authority Pennsylvania Revenue	3.864%	6/1/38	19,285	21,675
	Commonwealth Financing Authority Pennsylvania Revenue	4.144%	6/1/38	17,060	19,722
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	189	284
	District of Columbia Water & Sewer Authority Public Utility Revenue	4.814%	10/1/14	1,944	2,845
	Duke University North Carolina Revenue	5.850%	4/1/37	29,490	42,381
	George Washington University	4.300%	9/15/44	2,891	3,571
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	16,414	23,510
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	341	500
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	1,420	1,928
	Houston TX GO	6.290%	3/1/32	2,152	2,651
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	17,330	23,862
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	2,417	3,017
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	20,480	27,086
	Los Angeles CA Department of Water & Power Revenue	5.716%	7/1/39	379	533
	Los Angeles CA Department of Water & Power Revenue	6.008%	7/1/39	1,136	1,524
	Los Angeles CA Department of Water & Power Revenue	6.574%	7/1/45	15,715	26,161
	Los Angeles CA Department of Water & Power Revenue	6.603%	7/1/50	1,849	3,193
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,944	2,427
	Los Angeles CA Unified School District GO	5.750%	7/1/34	852	1,145
	Los Angeles CA Unified School District GO	6.758%	7/1/34	31,139	44,858
	Los Angeles County CA Metropolitan Transportation Authority Sales Tax Revenue	5.735%	6/1/39	15,020	20,116
	Massachusetts GO	2.813%	9/1/43	40,910	41,669
	Massachusetts GO	2.900%	9/1/49	10,850	11,173
10	New Jersey Economic Development Authority Revenue (State Pension Funding)	7.425%	2/15/29	11,279	14,654
	New Jersey Turnpike Authority Revenue	3.729%	1/1/36	6,750	7,579
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	11,939	19,687
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	42,407	68,181
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.724%	6/15/42	12,711	19,212
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.952%	6/15/42	18,114	28,002
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.011%	6/15/42	6,943	10,779

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	6.282%	6/15/42	663	690
	New York City NY Municipal Water Finance Authority Water & Sewer System Revenue	5.882%	6/15/44	32,580	51,085
	New York City Transitional Finance Authority Future Tax Secured Revenue	3.430%	8/1/30	14,540	15,618
	New York City NY Transitional Finance Authority Future Tax Secured Revenue	5.508%	8/1/37	2,859	3,894
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	54,854	89,730
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	3,833	5,353
	New York State Dormitory Authority Revenue	3.142%	7/1/43	5,590	5,878
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.289%	3/15/33	7,288	9,099
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	8,465	9,050
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.628%	3/15/39	15,919	20,303
	New York State Dormitory Authority Revenue (Personal Income Tax)	5.600%	3/15/40	189	250
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	7,295	7,891
	New York State GO	5.590%	3/1/35	947	1,293
	New York State Thruway Authority	3.500%	1/1/42	10,945	11,269
	New York State Urban Development Corp. Revenue (Personal Income Tax)	3.370%	3/15/30	8,405	9,056
	New York State Urban Development Corp. Revenue (Personal Income Tax)	3.900%	3/15/33	21,250	23,484
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	22,942	38,783
	Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	16,509
	Ohio State University General Receipts Revenue	4.800%	6/1/11	17,635	24,699
11	Oregon School Boards Association GO	4.759%	6/30/28	947	1,072
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	13,763	18,252
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	10,176	14,466
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	15,253	21,684
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	5,000	5,605
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	25,005	35,290
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	35,940	48,509
	Port Authority of New York & New Jersey Revenue	3.287%	8/1/69	29,094	30,974
	Rutgers State University New Jersey Revenue	3.915%	5/1/19	48,580	53,571
	Rutgers The State University of New Jersey	3.270%	5/1/43	2,600	2,735
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	857	1,188
	Sales Tax Securitization Corp. Illinois Revenue	4.637%	1/1/40	15,870	19,143
	Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	36,460	39,209
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	4,990	6,328
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	10,450	15,013
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,491	6,666
	San Diego County CA Regional Airport Authority Revenue	5.594%	7/1/43	758	869
	San Francisco CA City & County Public Utilities Commission Water Revenue	6.950%	11/1/50	1,326	2,184
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	453	551
	Texas Private Activity Surface Transportation Corp. Revenue	3.922%	12/31/49	4,150	4,525
	University of California	3.931%	5/15/45	17,840	20,274
	University of California Regents Medical Center Revenue	6.548%	5/15/48	22,478	34,552
	University of California Regents Medical Center Revenue	6.583%	5/15/49	8,417	12,855
	University of California Revenue	4.601%	5/15/31	1,042	1,229
	University of California Revenue	5.770%	5/15/43	473	668
	University of California Revenue	4.858%	5/15/12	32,223	44,339
	University of California Revenue	4.767%	5/15/15	14,875	20,010

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	University of North Carolina University System Revenue	3.327%	12/1/36	6,730	7,466
	University of Pittsburgh-of the Commonwealth System of Higher Education	3.555%	9/15/19	14,400	15,884
	University of Texas System Revenue Financing System Revenue	5.262%	7/1/39	11,500	15,999
	University of Texas System Revenue Financing System Revenue	4.794%	8/15/46	8,915	11,651
	University of Virginia Revenue	3.227%	9/1/19	35,640	37,150
	Washington GO	5.481%	8/1/39	852	1,155
	Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	3,364	3,682
9	Wisconsin GO	5.700%	5/1/26	2,053	2,363
Total Taxable Municipal Bonds (Cost $1,589,429)					2,053,672

Shares
Temporary Cash Investments (3.2%)
Money Market Fund (0.3%)
[12] Vanguard Market Liquidity Fund	1.730%	718,627	71,877

			Face Amount ($000)
Repurchase Agreements (2.9%)
Bank of America Securities, LLC (Dated 1/31/20, Repurchase Value $40,005,000, collateralized by Government National Mortgage Assn. 3.000%-4.000%, 5/15/43-1/20/50, with a value of $40,800,000)	1.590%	2/3/20	40,000	40,000
Barclays Capital Inc. (Dated 1/31/20, Repurchase Value $16,302,000, collateralized by U.S. Treasury Note/Bond 1.875%, 7/31/26, with a value of $16,626,000)	1.570%	2/3/20	16,300	16,300
Citigroup Global Markets Inc.(Dated 1/31/20, Repurchase Value $148,519,000, collateralized by U.S. Treasury Bill 0.000%, 12/31/20-1/28/21, and U.S. Treasury Note/Bond 1.375%-1.690%, 1/31/22-1/31/27, with a value of $151,470,000)	1.560%	2/3/20	148,500	148,500
RBC Capital Markets LLC (Dated 1/31/20, Repurchase Value $82,411,000, collateralized by Federal Home Loan Mortgage Corp. 3.000%, 10/1/49, and Federal National Mortgage Assn. 3.500%-4.500%, 2/1/41-12/1/49, with a value of $84,048,000)	1.580%	2/3/20	82,400	82,400
Wells Fargo & Co. (Dated 1/31/20, Repurchase Value $301,840,000, collateralized by Federal Home Loan Mortgage Corp. 2.000%-5.500%, 6/1/30-2/1/49, and Federal National Mortgage Assn. 2.500%-4.500%, 12/1/24-6/1/57, with a value of $307,836,000)	1.590%	2/3/20	301,800	301,800
				589,000
Total Temporary Cash Investments (Cost $660,864)				660,877

	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
10-Year U.S. Treasury Note Futures Contracts	2/21/20	44	$130.00	5,720	5

Vanguard® Long-Term Investment-Grade Fund

Schedule of Investments

January 31, 2020

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
10-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 1.130% Semiannually	BNPSW	9/21/20	1.130%	2,786	25

Put Swaptions
5-Year CDX-NA-HY-S33-V2, Credit Protection Sold, Receives 1.000% Quarterly	BNPSW	3/18/20	1.060%	2,700	10
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	2/19/20	0.600%	8,125	2
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	JPMC	3/18/20	0.550%	5,395	7
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	2/19/20	0.525%	5,415	5
5-Year CDX-NA-IG-S33-V1, Credit Protection Sold, Receives 1.000% Quarterly	MSCS	3/18/20	0.550%	8,125	11
					60
Total Options Purchased (Cost $65)					65
Total Investments (99.3%) (Cost $16,928,038)					20,141,715
Other Assets and Liabilities—Net (0.7%)					134,920
Net Assets (100%)					20,276,635

1	Securities with a value of $453,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $13,481,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $132,596,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2020, the aggregate value of these securities was $722,609,000, representing 3.6% of net assets.
7	Face amount denominated in euro.
8	Face amount denominated in British pounds.
9	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
11	Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
12	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BNPSW—BNP Paribas.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
REMICS—Real Estate Mortgage Investment Conduits.

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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA390 022020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets—investments summary of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund and Vanguard Long-Term Investment-Grade Fund and statement of assets and liabilities of Vanguard Intermediate-Term Investment-Grade Fund (three of the funds constituting Vanguard Fixed Income Securities Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2020, the related statements of operations for the year ended January 31, 2020, the statements of changes in net assets for each of the two years in the period ended January 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2020 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of January 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2020 and each of the financial highlights for each of the five years in the period ended January 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

March 16, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:        /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:        /s/ MORTIMER J. BUCKLEY*

___________________________

MORTIMER J. BUCKLEY

CHIEF EXECUTIVE OFFICER

Date: March 19, 2020

VANGUARD FIXED INCOME SECURITIES FUNDS

BY:        /s/ JOHN BENDL*

___________________________

JOHN BENDL

CHIEF FINANCIAL OFFICER

Date: March 19, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 (see file Number 33-32216) and a Power of Attorney filed on October 30, 2019 (see file Number 811-02554), Incorporated by Reference.